                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                                                             File No. 333-104654
                                                             File No. 811-21335

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]

    Pre-Effective Amendment No.  _____                              [ ]

    Post-Effective Amendment No.  4                                 [X]

                                       AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

    Amendment No.                 7

                               OPTIMUM FUND TRUST
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            2005 Market Street, Philadelphia, Pennsylvania 19103-7094
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (800) 523-1918

         Richelle S. Maestro, Delaware Investments, 2005 Market Street,
                           Philadelphia, PA 19103-7094
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering: July 29, 2005

It is proposed that this filing will become effective:
[ ]   immediately upon filing pursuant to paragraph (b)
[X]   on July 29, 2005 pursuant to paragraph (b)
[ ]   60 days after filing pursuant to paragraph (a) (1)
[ ]   on (date) pursuant to paragraph (a)(1)
[ ]   75 days after filing pursuant to paragraph (a) (2)
[ ]   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                    CONTENTS

    This Post-Effective Amendment No. 4 to Registration File No. 333-104654 includes the following:

1.    Facing Page

2.    Contents Page

3.    Part A - Prospectuses

4.    Part B - Statement of Additional Information

5.    Part C - Other Information

6.    Signatures

7.    Exhibits

PROSPECTUS July 29, 2005


        OPTIMUM LARGE CAP GROWTH FUND
        OPTIMUM LARGE CAP VALUE FUND
        OPTIMUM SMALL CAP GROWTH FUND
        OPTIMUM SMALL CAP VALUE FUND
        OPTIMUM INTERNATIONAL FUND
        OPTIMUM FIXED INCOME FUND
        CLASS A o CLASS B o CLASS C

        THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


OPTIMUM FUND TRUST o 2005 MARKET STREET o PHILADELPHIA, PENNSYLVANIA 19103

TABLE OF CONTENTS


        WHAT ARE THE FUNDS' GOALS, STRATEGIES, AND RISKS?                 PAGE 2
        Optimum Large Cap Growth Fund                                          2
        Optimum Large Cap Value Fund                                           4
        Optimum Small Cap Growth Fund                                          6
        Optimum Small Cap Value Fund                                           8
        Optimum International Fund                                            10
        Optimum Fixed Income Fund                                             12

        HOW HAVE THE FUNDS PERFORMED?                                    PAGE 14

        WHAT ARE THE FUNDS' FEES AND EXPENSES?                           PAGE 20

        MORE INFORMATION ABOUT THE FUNDS' RISKS                          PAGE 24

        DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION                     PAGE 27

        WHO MANAGES THE FUNDS                                            PAGE 28
        Investment manager                                                    28
        Sub-advisers and portfolio managers                                   28
        Who's who?                                                            31

        ABOUT YOUR ACCOUNT                                               PAGE 33
        Investing in the Funds                                                33
        Choosing a share class                                                33
        Dealer compensation                                                   35
        How to reduce your sales charge                                       36
        How to buy shares                                                     37
        Fair valuation                                                        38
        How to sell shares                                                    38
        How to transfer shares                                                39
        Account minimums                                                      39
        Special services                                                      39
        Frequent trading of Fund shares                                       39
        Dividends, distributions and taxes                                    41

        FINANCIAL HIGHLIGHTS                                             PAGE 42

        APPENDIX                                                         PAGE 48

PROFILE: OPTIMUM LARGE CAP GROWTH FUND

WHAT IS THE FUND'S GOAL?

        The Large Cap Growth Fund seeks long-term growth of capital.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of large market capitalization companies. This policy may be changed only upon 60 days' prior notice to shareholders. For purposes of this Fund, large market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 1000 Growth Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. Companies whose market capitalization no longer meets this definition after purchase continue to be considered to have a large capitalization for purposes of this 80% policy.

The Fund intends to invest primarily in common stocks of U.S. companies, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants, and securities convertible into common stocks. In keeping with the Fund's goal, the Fund may also invest in foreign securities; futures, options, and other derivatives; and fixed income securities, including those rated below investment grade.

The Fund's manager, Delaware Management Company (the "Manager"), has selected T. Rowe Price Associates, Inc. ("T. Rowe Price") and Marsico Capital Management, LLC ("Marsico Capital") to serve as the Fund's sub-advisers. Each sub-adviser is responsible for the day-to-day investment management of the portion of the Fund's assets that the Manager allocates to the sub-adviser. The Manager may change the allocation at any time. The relative values of each sub-adviser's share of the Fund's assets also may change over time. Each sub-adviser selects investments for its portion of the Fund based on its own investment style and strategy.

In managing its portion of the Fund's assets, T. Rowe Price mostly seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In selecting investments for the Portfolio(s), Marsico uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach takes into consideration such macro-economic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.


In response to market, economic, political or other conditions, a sub-adviser may temporarily use a different investment strategy for defensive purposes. If a sub-adviser does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund's investment objective is non-fundamental and may be charged without shareholder approval. However, the Fund's Board of Trustees must approve any changes to non-fundamental investment objectives, and the Fund will notify shareholders prior to a material change in the Fund's objective.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest.

The Fund's performance may be affected by one or more of the following risks, which are described in more detail in the section "More information about the Funds' risks."

DERIVATIVES RISK - The Fund's investments in derivatives may rise or fall more rapidly than other investments.

EQUITY RISK - Stocks and other equity securities generally fluctuate in value more than bonds.

FIXED INCOME RISK - Investments in fixed income securities may subject the Fund to the following risks:

   CREDIT RISK - An issuer of a security may not be able to make interest and principal payments when due.

   INTEREST RATE RISK - In general, securities, particularly bonds with longer maturities, will decrease in value if interest rates rise and increase in value if interest rates fall.

   LOWER RATED SECURITIES RISK - "Junk" or "high yield, high risk" bonds, while generally having higher yields, are subject to reduced creditworthiness of issuers, increased risks of default and a more limited and less liquid secondary market than higher rated securities.

FOREIGN RISK - The Fund's investments in foreign securities may be adversely affected by political developments, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards. Foreign securities markets may be less liquid and more volatile than U.S. markets.

   CURRENCY RISK - Changes in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment.

   EMERGING MARKETS RISK - Risks associated with international investing will be greater in emerging markets than in more developed foreign markets.

INVESTMENT STYLE RISK - The sub-advisers primarily use a particular style or set of styles - in this case "growth" styles - to select investments for the Fund. Those styles may not produce the best results over short or longer time periods and may increase the volatility of the Fund's share price.

   GROWTH INVESTING RISK - "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. "Growth" stocks also tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

ISSUER-SPECIFIC RISK - The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

LARGE CAPITALIZATION COMPANIES RISK - Large capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Fund's share price may not rise as much as the share prices of funds that focus on smaller capitalization companies.

MARKET RISK - This is the risk that all or a majority of the securities in a certain market - like the stock or bond market - will decline in value because of factors such as adverse political or economic conditions, future expectations or investor confidence or heavy institutional selling.

PORTFOLIO MANAGEMENT RISK - The sub-advisers' strategies and their securities selections might fail to produce the intended result.

PORTFOLIO TURNOVER RISK - High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher Fund expenses and could reduce investment returns.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your participating securities dealer or other financial intermediary to determine whether it is an appropriate investment for you.

PROFILE: OPTIMUM LARGE CAP VALUE FUND

WHAT IS THE FUND'S GOAL?

        The Large Cap Value Fund seeks long-term growth of capital. The Fund may also seek income.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of large market capitalization companies. This policy may be changed only upon 60 days' prior notice to shareholders. For purposes of this Fund, large market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 1000 Value Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. Companies whose market capitalization no longer meets this definition after purchase continue to be considered to have a large capitalization for purposes of this 80% policy.

The Fund intends to invest primarily in common stocks of U.S. companies, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth and income, such as preferred stocks, warrants, and securities convertible into common stocks. In keeping with the Fund's goal, the Fund may also invest in foreign securities; futures, options, and other derivatives; and fixed income securities, including those rated below investment grade.


The Fund's manager, Delaware Management Company (the "Manager"), has selected Massachusetts Financial Services Company ("MFS") and TCW Investment Management Company ("TCW"), to serve as the Fund's sub-advisers. Each sub-adviser is responsible for the day-to-day investment management of the portion of the Fund's assets that the Manager allocates to the sub-adviser. The Manager may change the allocation at any time. The relative values of each sub-adviser's share of the Fund's assets also may change over time. Each sub-adviser selects investments for its portion of the Fund based on its own investment style and strategy.


In managing its portion of the Fund's assets, MFS seeks to achieve a gross yield that exceeds that of the Standard & Poor's 500 Index. MFS uses a "bottom-up" stock selection approach. This means that MFS selects securities based upon fundamental analysis of factors such as earnings, cash flows, competitive position, and management's abilities.


In managing its portion of the Fund's assets, TCW employs a highly disciplined investment process that has three steps. First, TCW quantitatively analyzes the investable universe for companies that meet one (or more) of our five value characteristics. Given TCW's yield objectives, dividend yield is the most heavily weighted of the five valuation criteria. The remaining four are price to earnings, price to cash flow, price to book value, and price to sales ratios equal to or lower than the overall market, as defined by the Standard & Poor's 500 Index. The second step is in-depth fundamental analysis. TCW's goal is to find a fundamental catalyst that will lead to the stock value being realized in the market place such as new or strong management, new products or market niche, or a restructuring. The third step is portfolio construction.

In response to market, economic, political or other conditions, a sub-adviser may temporarily use a different investment strategy for defensive purposes. If a sub-adviser does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund's investment objective is non-fundamental and may be charged without shareholder approval. However, the Fund's Board of Trustees must approve any changes to non-fundamental investment objectives, and the Fund will notify shareholders prior to a material change in the Fund's objective.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest.


The Fund's performance may be affected by one or more of the following risks, which are described in more detail in the section "More information about the Funds' risks."


DERIVATIVES RISK - The Fund's investments in derivatives may rise or fall more rapidly than other investments.

EQUITY RISK - Stocks and other equity securities generally fluctuate in value more than bonds.

FIXED INCOME RISK - Investments in fixed income securities may subject the Fund to the following risks:

   CREDIT RISK - An issuer of a security may not be able to make interest and principal payments when due.

   INTEREST RATE RISK - In general, securities, particularly bonds with longer maturities, will decrease in value if interest rates rise and increase in value if interest rates fall.

   LOWER RATED SECURITIES RISK - "Junk" or "high yield, high risk" bonds, while generally having higher yields, are subject to reduced creditworthiness of issuers, increased risks of default and a more limited and less liquid secondary market than higher rated securities.

FOREIGN RISK - The Fund's investments in foreign securities may be adversely affected by political developments, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards. Foreign securities markets may be less liquid and more volatile than U.S. markets.

   CURRENCY RISK - Changes in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment.

   EMERGING MARKETS RISK - Risks associated with international investing will be greater in emerging markets than in more developed foreign markets.

INVESTMENT STYLE RISK - The sub-advisers primarily use a particular style or set of styles - in this case "value" styles - to select investments for the Fund. Those styles may not produce the best results over short or longer time periods and may increase the volatility of the Fund's share price.

   VALUE INVESTING RISK - "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

ISSUER-SPECIFIC RISK - The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

LARGE CAPITALIZATION COMPANIES RISK - Large capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Fund's share price may not rise as much as the share prices of funds that focus on smaller capitalization companies.

MARKET RISK - This is the risk that all or a majority of the securities in a certain market - like the stock or bond market - will decline in value because of factors such as adverse political or economic conditions, future expectations or investor confidence.

PORTFOLIO MANAGEMENT RISK - The sub-advisers' strategies and their securities selections might fail to produce the intended result.

PORTFOLIO TURNOVER RISK - High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher Fund expenses and could reduce investment returns.


REAL ESTATE INDUSTRY RISK - Investments in REITs may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, as amended, and/or to maintain exemptions from the 1940 Act. To the extent that the Fund holds real estate directly, as a result of defaults, or receives rental income from its real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund may also be affected by interest rate changes, particularly if the real estate investment trusts hold in the Fund use floating rate debt to finance their ongoing operations.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your participating securities dealer or other financial intermediary to determine whether it is an appropriate investment for you.

PROFILE: OPTIMUM SMALL CAP GROWTH FUND

WHAT IS THE FUND'S GOAL?

        The Small Cap Growth Fund seeks long-term growth of capital.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small market capitalization companies. This policy may be changed only upon 60 days' prior notice to shareholders. For purposes of this Fund, small market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000 Growth Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. Companies whose market capitalization no longer meets this definition after purchase continue to be considered to have a small-capitalization for purposes of this 80% policy.

The Fund intends to invest primarily in common stocks of U.S. companies, but it may also invest in other securities that the sub-adviser believes provide opportunities for capital growth, such as preferred stocks, warrants, and securities convertible into common stocks. In keeping with the Fund's goal, the Fund may also invest in foreign securities; futures, options, and other derivatives; and fixed income securities, including those rated below investment grade.

The Fund's manager, Delaware Management Company (the "Manager"), has selected Columbia Wanger Asset Management, L.P. ("Columbia WAM") and Oberweis Asset Management, Inc. ("OAM") to serve as the Fund's sub-advisors. Each sub-advisor is responsible for the day-to-day investment management of the portion of the Fund's assets that the Manager allocates to the sub-advisor. The Manager may change the allocation at any time. The relative values of each sub-advisor's share of the Fund's assets also may change over time. Each sub-advisor selects investments for its portion of the Fund based on its own investment style and strategy.

In managing its portion of the Fund's assets, Columbia WAM typically looks for companies with: a strong business franchise that offers growth potential; products and services that give the company a competitive advantage; and/or a stock price that Columbia WAM believes is reasonable relative to the assets and earnings power of the company. Columbia WAM may identify what it believes are important economic, social or technological trends and try to identify companies it thinks will benefit from these trends. Columbia WAM relies primarily on independent, internally generated research to uncover companies that may be less well known than the more popular names. To find these companies, Columbia WAM compares growth potential, financial strength and fundamental value among companies.

In managing its portion of the Fund's assets, OAM seeks to invest in those companies it considers to have above-average long-term growth potential based on its analysis of eight factors. OAM considers or reviews the following factors and information as guidelines to identify such companies: extraordinarily rapid growth in revenue; extraordinarily rapid growth in pre-tax income; a reasonable price/earnings ratio in relation to the company's underlying growth rate; products or services that offer the opportunity for substantial future growth; favorable recent trends in revenue and earnings growth, ideally showing acceleration; reasonable price-to-sales ratio based on the company's underlying growth prospects and profit margins; the company's financial statements, particularly footnotes, to identify unusual items which may indicate future problems; and, high relative strength in the market, in that the company's stock has outperformed at least 75% of other stocks in the market over the preceding twelve months. Such factors and the relative weight given to each will vary with economic and market conditions and the type of company being evaluated. No one factor will justify, and any one factor could rule out, an investment in a particular company.


In response to market, economic, political or other conditions, a sub-advisor may temporarily use a different investment strategy for defensive purposes. If a sub-advisor does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund's investment objective is non-fundamental and may be charged without shareholder approval. However, the Fund's Board of Trustees must approve any changes to non-fundamental investment objectives, and the Fund will notify shareholders prior to a material change in the Fund's objective.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest.

The Fund's performance may be affected by one or more of the following risks, which are described in more detail in the section "More information about the Funds' risks."

DERIVATIVES RISK - The Fund's investments in derivatives may rise or fall more rapidly than other investments.

EQUITY RISK - Stocks and other equity securities generally fluctuate in value more than bonds.

FIXED INCOME RISK - Investments in fixed income securities may subject the Fund to the following risks:

   CREDIT RISK - An issuer of a security may not be able to make interest and principal payments when due.

   INTEREST RATE RISK - In general, securities, particularly bonds with longer maturities, will decrease in value if interest rates rise and increase in value if interest rates fall.

   LOWER RATED SECURITIES RISK - "Junk" or "high yield, high risk" bonds, while generally having higher yields, are subject to reduced creditworthiness of issuers, increased risks of default and a more limited and less liquid secondary market than higher rated securities.

FOREIGN RISK - The Fund's investments in foreign securities may be adversely affected by political developments, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards. Foreign securities markets may be less liquid and more volatile than U.S. markets.

   CURRENCY RISK - Changes in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment.

   EMERGING MARKETS RISK - Risks associated with international investing will be greater in emerging markets than in more developed foreign markets.

INVESTMENT STYLE RISK - The sub-adviser primarily uses a particular style - in this case, a "growth" style - to select investments for the Fund. This style may not produce the best results over short or longer time periods and may increase the volatility of the Fund's share price.

   GROWTH INVESTING RISK - "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. "Growth" stocks also tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

ISSUER-SPECIFIC RISK - The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

MARKET RISK - This is the risk that all or a majority of the securities in a certain market - like the stock or bond market - will decline in value because of factors such as adverse political or economic conditions, future expectations or investor confidence.

PORTFOLIO MANAGEMENT RISK - The sub-adviser's strategies and its securities selections might fail to produce the intended result.

PORTFOLIO TURNOVER RISK - High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher Fund expenses and could reduce investment returns.

SMALL CAPITALIZATION COMPANIES RISK - Risk is greater for investments in small capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your participating securities dealer or other financial intermediary to determine whether it is an appropriate investment for you.

PROFILE: OPTIMUM SMALL CAP VALUE FUND

WHAT IS THE FUND'S GOAL?

        The Small Cap Value Fund seeks long-term growth of capital.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small market capitalization companies. This policy may be changed only upon 60 days' prior notice to shareholders. For purposes of this Fund, small market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000 Value Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. Companies whose market capitalization no longer meets this definition after purchase continue to be considered to have a small-capitalization for purposes of this 80% policy.

The Fund intends to invest primarily in common stocks of U.S. companies, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants, and securities convertible into common stocks. In keeping with the Fund's goal, the Fund may also invest in foreign securities; futures, options, and other derivatives; and fixed income securities, including those rated below investment grade.

The Fund's manager, Delaware Management Company (the "Manager"), has selected Hotchkis and Wiley Capital Management, LLC ("H&W") and the Delafield Asset Management Division of Reich & Tang Asset Management, LLC ("Delafield") to serve as the Fund's sub-advisers. Each sub-adviser is responsible for the day-to-day investment management of the portion of the Fund's assets that the Manager allocates to the sub-adviser. The Manager may change the allocation at any time. The relative values of each sub-adviser's share of the Fund's assets also may change over time. Each sub-adviser selects investments for its portion of the Fund based on its own investment style and strategy.

In managing its portion of the Fund's assets, H&W employs a disciplined bottom-up, value-oriented investment style with an emphasis on internally generated fundamental research. The investment process is designed to expose the Fund to value factors that the sub-adviser believes will lead to attractive risk-adjusted returns.

In managing its portion of the Fund's assets, Delafield considers factors including the values of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, corporate cash flow, balance sheet changes, management capability and practices, and the economic and political outlook. Although the balance sheet of a company is important to the sub-adviser's analysis, the sub-adviser may invest in financially troubled companies if the sub-adviser believes that the underlying assets are worth far more than the market price of the shares. In addition, companies generating free cash flow will be considered attractive. Securities will also be assessed upon their earning power, stated asset value, and off the balance sheet values. Delafield intends to invest in companies that are managed for the benefit of their shareholders and not by management that believes the most important measure of a company's success is its size.


In response to market, economic, political or other conditions, a sub-adviser may temporarily use a different investment strategy for defensive purposes. If a sub-adviser does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund's investment objective is non-fundamental and may be charged without shareholder approval. However, the Fund's Board of Trustees must approve any changes to non-fundamental investment objectives, and the Fund will notify shareholders prior to a material change in the Fund's objective.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest.

The Fund's performance may be affected by one or more of the following risks, which are described in more detail in the section "More information about the Funds' risks."

DERIVATIVES RISK - The Fund's investments in derivatives may rise or fall more rapidly than other investments.

EQUITY RISK - Stocks and other equity securities generally fluctuate in value more than bonds.

FIXED INCOME RISK - Investments in fixed income securities may subject the Fund to the following risks:

   CREDIT RISK - An issuer of a security may not be able to make interest and principal payments when due.

   INTEREST RATE RISK - In general, securities, particularly bonds with longer maturities, will decrease in value if interest rates rise and increase in value if interest rates fall.

   LOWER RATED SECURITIES RISK - "Junk" or "high yield, high risk" bonds, while generally having higher yields, are subject to reduced creditworthiness of issuers, increased risks of default and a more limited and less liquid secondary market than higher rated securities.

FOREIGN RISK - The Fund's investments in foreign securities may be adversely affected by political developments, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards. Foreign securities markets may be less liquid and more volatile than U.S. markets.

   CURRENCY RISK - Changes in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment.

   EMERGING MARKETS RISK - Risks associated with international investing will be greater in emerging markets than in more developed foreign markets.

INVESTMENT STYLE RISK - The sub-advisers primarily use a particular style or set of styles - in this case "value" styles - to select investments for the Fund. Those styles may not produce the best results over short or longer time periods and may increase the volatility of the Fund's share price.

   VALUE INVESTING RISK - "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

ISSUER-SPECIFIC RISK - The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

MARKET RISK - This is the risk that all or a majority of the securities in a certain market - like the stock or bond market - will decline in value because of factors such as adverse political or economic conditions, future expectations or investor confidence.

PORTFOLIO MANAGEMENT RISK - The sub-advisers' strategies and their securities selections might fail to produce the intended result.

PORTFOLIO TURNOVER RISK - High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher Fund expenses and could reduce investment returns.

SMALL CAPITALIZATION COMPANIES RISK - Risk is greater for investments in small capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your participating securities dealer or other financial intermediary to determine whether it is an appropriate investment for you.

PROFILE: OPTIMUM INTERNATIONAL FUND

WHAT IS THE FUND'S GOAL?

        The International Fund seeks long-term growth of capital. The Fund may also seek income.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? The Fund invests primarily in non-U.S. securities, including securities of issuers located in emerging markets. The Fund does not limit its investments to issuers within a specific market capitalization range.

The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth and income, such as preferred stocks, warrants, and securities convertible into common stocks.In keeping with the Fund's goal, the Fund may also invest in futures, options, and other derivatives; and fixed income securities, including those rated below investment grade.

The Fund's manager, Delaware Management Company (the "Manager"), has selected Mondrian Investment Partners Limited ("Mondrian") and Marsico Capital Management, LLC ("Marsico Capital") to serve as the Fund's sub-advisers. Each sub-adviser is responsible for the day-to-day investment management of the portion of the Fund's assets that the Manager allocates to the sub-adviser. The Manager may change the allocation at any time. The relative values of each sub-adviser's share of the Fund's assets also may change over time. Each sub-adviser selects investments for its portion of the Fund based on its own investment style and strategy.

In managing its portion of the Fund's assets, Mondrian uses a value-oriented approach that emphasizes individual stock selection. Mondrian conducts research on a global basis in an effort to identify securities that have the potential for long-term capital growth and income. The center of the research effort is a value-oriented dividend discount methodology for individual securities and market analysis that isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In deciding to buy or sell an investment, Mondrian also considers movement in the price of individual securities and the impact of currency adjustments on a US domiciled, dollar-based investor.

In managing its portion of the Fund's assets, Marsico uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach takes into consideration such macro-economic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.


In response to market, economic, political or other conditions, a sub-adviser may temporarily use a different investment strategy for defensive purposes. If a sub-adviser does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund's investment objective is non-fundamental and may be charged without shareholder approval. However, the Fund's Board of Trustees must approve any changes to non-fundamental investment objectives, and the Fund will notify shareholders prior to a material change in the Fund's objective.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest.

The Fund's performance may be affected by one or more of the following risks, which are described in more detail in the section "More information about the Funds' risks."

DERIVATIVES RISK - The Fund's investments in derivatives may rise or fall more rapidly than other investments.

EQUITY RISK - Stocks and other equity securities generally fluctuate in value more than bonds.

FIXED INCOME RISK - Investments in fixed income securities may subject the Fund to the following risks:

   CREDIT RISK - An issuer of a security may not be able to make interest and principal payments when due.

   INTEREST RATE RISK - In general, securities, particularly bonds with longer maturities, will decrease in value if interest rates rise and increase in value if interest rates fall.

   LOWER RATED SECURITIES RISK - "Junk" or "high yield, high risk" bonds, while generally having higher yields, are subject to reduced creditworthiness of issuers, increased risks of default and a more limited and less liquid secondary market than higher rated securities.

FOREIGN RISK - The Fund's investments in foreign securities may be adversely affected by political developments, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards. Foreign securities markets may be less liquid and more volatile than U.S. markets.

   CURRENCY RISK - Changes in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment.

   EMERGING MARKETS RISK - Risks associated with international investing will be greater in emerging markets than in more developed foreign markets.

ISSUER-SPECIFIC RISK - The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

MARKET RISK - This is the risk that all or a majority of the securities in a certain market - like the stock or bond market - will decline in value because of factors such as adverse political or economic conditions, future expectations or investor confidence.

PORTFOLIO MANAGEMENT RISK - The sub-advisers' strategies and their securities selections might fail to produce the intended result.

PORTFOLIO TURNOVER RISK - High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher Fund expenses and could reduce investment returns.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your participating securities dealer or other financial intermediary to determine whether it is an appropriate investment for you.

PROFILE: OPTIMUM FIXED INCOME FUND

WHAT IS THE FUND'S GOAL?

        The Fixed Income Fund seeks a high level of income. The Fund may also seek growth of capital.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in fixed income securities. This policy may be changed only upon 60 days' prior notice to shareholders. The Fund focuses on securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, corporate debt securities, taxable and tax-exempt municipal securities, and mortgage-backed and asset-backed securities.

The Fund invests primarily in investment grade fixed income securities (that is, those rated in the four highest rating categories by Standard & Poor's Ratings Service ("S&P") or Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined by the Manager or a sub-adviser to be of comparable quality).

The Fund may also invest in high yield securities ("junk bonds") rated BB or lower by S&P or Ba or lower by Moody's or, if unrated, determined by the Manager or a sub-adviser to be of comparable quality. The Fund may invest in securities denominated in foreign currencies and U.S. dollar-denominated securities of foreign issuers. In keeping with the Fund's goal, the Fund may also invest in futures, options, and other derivatives.

The Fund may purchase individual securities of any maturity but generally will maintain a dollar weighted average portfolio maturity of five to ten years. The Fund normally will have a duration that is comparable to that of the Lehman Brothers Aggregate Bond Index. Duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low (short) duration means that its value is less sensitive to interest rate changes, while bonds with a high (long) duration are more sensitive.

The Fund's manager, Delaware Management Company (the "Manager"), has selected Deutsche Investment Management Americas Inc. ("DIMA Inc.") (doing business as Scudder Investments) to serve as the Fund's sub-adviser. The sub-adviser is responsible for the day-to-day investment management of the portion of the Fund's assets that the Manager allocates to the sub-adviser. The Manager also is responsible for the day-to-day investment management of a portion of the Fund's assets. The Manager may change the allocation at any time. The relative values of the Manager's and sub-adviser's share of the Fund's assets also may change over time. The Manager and the sub-adviser select investments for its portion of the Fund based on its own investment style and strategy.

In managing its portion of the Fund's assets, the Manager allocates investments principally among the following three sectors of the fixed income securities market: (1) the U.S. Investment Grade Sector, (2) the U.S. High Yield Sector, and (3) the International Sector. The Manager determines how much to allocate to each of these sectors based on its evaluation of economic and market conditions and its assessment of the returns and potential for appreciation that can be achieved from investments in each of the sectors.

In managing its portion of the Fund's assets, DIMA Inc. utilizes a core U.S. dollar fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. DIMA Inc. generally uses a "bottom-up" approach and focuses on the securities and sectors it believes are undervalued relative to the market, rather than relying on interest rate forecasts. In deciding whether to buy or sell individual securities, DIMA Inc. analyzes their values relative to the values of other similar securities based on a variety of factors, including creditworthiness, cash flow, and price.


In response to market, economic, political or other conditions, the Manager or the sub-adviser may temporarily use a different investment strategy for defensive purposes. If the Manager or the sub-adviser does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund's investment objective is non-fundamental and may be charged without shareholder approval. However, the Fund's Board of Trustees must approve any changes to non-fundamental investment objectives, and the Fund will notify shareholders prior to a material change in the Fund's objective.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest.

The Fund's performance may be affected by one or more of the following risks, which are described in more detail in the section "More information about the Funds' risks."

DERIVATIVES RISK - The Fund's investments in derivatives may rise or fall more rapidly than other investments.

FIXED INCOME RISK - Investments in fixed income securities may subject the Fund to the following risks:

   CREDIT RISK - An issuer of a security may not be able to make interest and principal payments when due.

   INTEREST RATE RISK - In general, securities, particularly bonds with longer maturities, will decrease in value if interest rates rise and increase in value if interest rates fall.

   LOWER RATED SECURITIES RISK - "Junk" or "high yield, high risk" bonds, while generally having higher yields, are subject to reduced creditworthiness of issuers, increased risks of default and a more limited and less liquid secondary market than higher rated securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK - This is the risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value.

FOREIGN RISK - The Fund's investments in foreign securities may be adversely affected by political developments, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards. Foreign securities markets may be less liquid and more volatile than U.S. markets.

   CURRENCY RISK - Changes in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment.

   EMERGING MARKETS RISK - Risks associated with international investing will be greater in emerging markets than in more developed foreign markets.

ISSUER-SPECIFIC RISK - The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

LIQUIDITY RISK - The Fund's investments in illiquid securities may reduce its return because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET RISK - This is the risk that all or a majority of the securities in a certain market - like the stock or bond market - will decline in value because of factors such as adverse political or economic conditions, future expectations or investor confidence.

PORTFOLIO MANAGEMENT RISK - The Manager's and the sub-adviser's strategies and their securities selections might fail to produce the intended result.


PORTFOLIO TURNOVER RISK - High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher Fund expenses and could reduce investment returns. The Fund's annual portfolio turnover rate may be considerably in excess of 100%.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your participating securities dealer or other financial intermediary to determine whether it is an appropriate investment for you.

HOW HAVE THE FUNDS PERFORMED?

HOW HAS THE OPTIMUM LARGE CAP GROWTH FUND PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show the return for the Fund's Class A shares for the past calendar year, as well as the average annual returns of all shares for the one-year and lifetime periods. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect an expense cap in effect during the periods. The returns would be lower without the expense cap. Please see footnote 1 on page 22 for additional information about the expense cap.


YEAR-BY-YEAR TOTAL RETURN (Class A)

                    2004                      11.80%


As of June 30, 2005, the Fund's Class A shares had a calendar year-to-date return of -1.71%. During the period illustrated in this bar chart, Class A's highest quarterly return was 10.97% for the quarter ended December, 2004 and its lowest quarterly return was -1.25% for the quarter ended September, 2004.


The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table shown below do include the sales charge.


AVERAGE ANNUAL RETURNS for periods ending 12/31/04          1 year   Lifetime**
------------------------------------------------------      ------   ----------
Class A return before taxes                                   5.41%       11.45%
Class A return after taxes on distributions                   5.41%       11.45%
Class A return after taxes on distributions and sale
  of Fund shares                                              3.52%        9.76%
Class B return before taxes*                                  7.08%       13.35%
Class C return before taxes*                                  9.97%       15.43%
Russell 1000(R)Growth Index (reflects no deduction for
  fees, expenses or taxes)***                                 6.30%       11.86%


   The Fund's returns are compared to the performance of the Russell 1000 Growth Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns above.


   After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

  *Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Class B would be 11.08% and 15.51% for the one-year and lifetime periods, respectively. If shares were not redeemed, returns before taxes for Class C would be 10.97% and 15.43% for the one-year and lifetime periods, respectively.
 **Inception dates for Class A, Class B and Class C shares of the Fund was
   August 1, 2003.
***The Russell 1000 Growth Index reports returns on a monthly basis as of the last day of the month.

HOW HAS THE OPTIMUM LARGE CAP VALUE FUND PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show the return for the Fund's Class A shares for the past calendar year, as well as the average annual returns of all shares for the one-year and lifetime periods. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect an expense cap in effect during the periods. The returns would be lower without the expense cap. Please see footnote 1 on page 22 for additional information about the expense cap.


YEAR-BY-YEAR TOTAL RETURN (Class A)

                    2004                      13.79%


As of June 30, 2005, the Fund's Class A shares had a calendar year-to-date return of 1.19%. During the period illustrated in this bar chart, Class A's highest quarterly return was 9.81% for the quarter ended December, 2004 and its lowest quarterly return was 0.50% for the quarter ended September, 2004.


The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table shown below do include the sales charge.


AVERAGE ANNUAL RETURNS for periods ending 12/31/04          1 year   Lifetime**
------------------------------------------------------      ------   ----------
Class A return before taxes                                   7.24%       15.36%
Class A return after taxes on distributions                   6.99%       15.12%
Class A return after taxes on distributions and sale
  of Fund shares                                              5.02%       13.09%
Class B return before taxes*                                  8.97%       17.35%
Class C return before taxes*                                 11.97%       19.48%
Russell 1000(R)Value Index (reflects no deduction for
  fees, expenses or taxes)***                                16.49%       22.96%


   The Fund's returns are compared to the performance of the Russell 1000 Value Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns above.


   After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

  *Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Class B would be 12.97% and 19.48% for the one-year and lifetime periods, respectively. If shares were not redeemed, returns before taxes for Class C would be 12.97% and 19.48% for the one-year and lifetime periods, respectively.
 **Inception dates for Class A, Class B and Class C shares of the Fund was
   August 1, 2003.
***The Russell 1000 Value Index reports returns on a monthly basis as of the last day of the month.

HOW HAS THE OPTIMUM SMALL CAP GROWTH FUND PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show the return for the Fund's Class A shares for the past calendar year, as well as the average annual returns of all shares for the one-year and lifetime periods. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect an expense cap in effect during the periods. The returns would be lower without the expense cap. Please see footnote 1 on page 22 for additional information about the expense cap.


YEAR-BY-YEAR TOTAL RETURN (Class A)

                    2004                      16.47%


As of June 30, 2005, the Fund's Class A shares had a calendar year-to-date return of -1.94%. During the period illustrated in this bar chart, Class A's highest quarterly return was 16.01% for the quarter ended December, 2004 and its lowest quarterly return was -7.13% for the quarter ended September, 2004.


The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table shown below do include the sales charge.


AVERAGE ANNUAL RETURNS for periods ending 12/31/04          1 year   Lifetime**
------------------------------------------------------      ------   ----------
Class A return before taxes                                   9.76%       25.08%
Class A return after taxes on distributions                   9.76%       25.08%
Class A return after taxes on distributions and sale
  of Fund shares                                              6.35%       21.46%
Class B return before taxes*                                 11.65%       27.55%
Class C return before taxes*                                 14.75%       29.68%
Russell 2000(R)Growth Index (reflects no deduction for
  fees, expenses or taxes)***                                14.31%       18.60%


   The Fund's returns are compared to the performance of the Russell 2000 Growth Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns above.


   After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

  *Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Class B would be 15.65% and 29.61% for the one-year and lifetime periods, respectively. If shares were not redeemed, returns before taxes for Class C would be 15.75% and 29.68% for the one-year and lifetime periods, respectively.
 **Inception dates for Class A, Class B and Class C shares of the Fund was
   August 1, 2003.
***The Russell 2000 Growth Index reports returns on a monthly basis as of the last day of the month.

HOW HAS THE OPTIMUM SMALL CAP VALUE FUND PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show the return for the Fund's Class A shares for the past calendar year, as well as the average annual returns of all shares for the one-year and lifetime periods. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect an expense cap in effect during the periods. The returns would be lower without the expense cap. Please see footnote 1 on page 22 for additional information about the expense cap.


YEAR-BY-YEAR TOTAL RETURN (Class A)

                    2004                      26.27%


As of June 30, 2005, the Fund's Class A shares had a calendar year-to-date return of 0.83%. During the period illustrated in this bar chart, Class A's highest quarterly return was 13.12% for the quarter ended December, 2004 and its lowest quarterly return was 0.27% for the quarter ended September, 2004.


The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table shown below do include the sales charge.


AVERAGE ANNUAL RETURNS for periods ending 12/31/04          1 year   Lifetime**
--------------------------------------------------          ------   ----------
Class A return before taxes                                  19.03%       28.98%
Class A return after taxes on distributions                  18.06%       28.07%
Class A return after taxes on distributions and sale
  of Fund shares                                             12.55%       24.32%
Class B return before taxes*                                 21.43%       31.64%
Class C return before taxes*                                 24.43%       33.68%
Russell 2000(R)Value Index (reflects no deduction for
  fees, expenses or taxes)***                                22.25%       29.13%


   The Fund's returns are compared to the performance of the Russell 2000 Value Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns above.


   After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

   *Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Class B would be 25.43% and 33.68% for the one-year and lifetime periods, respectively. If shares were not redeemed, returns before taxes for Class C would be 25.43% and 33.68% for the one-year and lifetime periods, respectively.
 **Inception dates for Class A, Class B and Class C shares of the Fund was
   August 1, 2003.
***The Russell 2000 Value Index reports returns on a monthly basis as of the last day of the month.

HOW HAS THE OPTIMUM INTERNATIONAL FUND PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show the return for the Fund's Class A shares for the past calendar year, as well as the average annual returns of all shares for the one-year and lifetime periods. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect an expense cap in effect during the periods. The returns would be lower without the expense cap. Please see footnote 1 on page 22 for additional information about the expense cap.


YEAR-BY-YEAR TOTAL RETURN (Class A)

                    2004                      17.22%


As of June 30, 2005, the Fund's Class A shares had a calendar year-to-date return of -1.78%. During the period illustrated in this bar chart, Class A's highest quarterly return was 12.94% for the quarter ended December, 2004 and its lowest quarterly return was -0.97% for the quarter ended June, 2004.


The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table shown below do include the sales charge.


AVERAGE ANNUAL RETURNS for periods ending 12/31/04          1 year   Lifetime**
--------------------------------------------------          ------   ----------
Class A return before taxes                                  10.50%      21.94%
Class A return after taxes on distributions                  10.30%      21.77%
Class A return after taxes on distributions and sale
   of Fund shares                                             7.05%      18.72%
Class B return before taxes*                                 12.48%      24.24%
Class C return before taxes*                                 15.58%      26.40%
MSCI EAFE Index (reflects no deduction for fees,
   expenses or taxes)***                                     20.70%      32.64%


   The Fund's returns are compared to the performance of the MSCI EAFE Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns above.


   After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

  *Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Class B would be 16.48% and 26.32% for the one-year and lifetime periods, respectively. If shares were not redeemed, returns before taxes for Class C would be 16.58% and 26.40% for the one-year and lifetime periods, respectively.
 **Inception dates for Class A, Class B and Class C shares of the Fund was
   August 1, 2003.
***The MSCI EAFE Index reports returns on a monthly basis as of the last day of the month.

HOW HAS THE OPTIMUM FIXED INCOME FUND PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show the return for the Fund's Class A shares for the past calendar year, as well as the average annual returns of all shares for the one-year and lifetime periods. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect an expense cap in effect during the periods. The returns would be lower without the expense cap. Please see footnote 1 on page 22 for additional information about the expense cap.


YEAR-BY-YEAR TOTAL RETURN (Class A)

                    2004                      5.86%


As of June 30, 2005, the Fund's Class A shares had a calendar year-to-date return of 1.50%. During the period illustrated in this bar chart, Class A's highest quarterly return was 3.45% for the quarter ended September, 2004 and its lowest quarterly return was -2.24% for the quarter ended June, 2004.


The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table shown below do include the sales charge.


AVERAGE ANNUAL RETURNS for periods ending 12/31/04          1 year   Lifetime**
--------------------------------------------------------    ------   ----------
Class A return before taxes                                   1.15%        3.83%
Class A return after taxes on distributions                  (0.05%)       2.77%
Class A return after taxes on distributions and sale
  of Fund shares                                              0.74%        2.64%
Class B return before taxes*                                  1.17%        4.49%
Class C return before taxes*                                  4.28%        6.64%
Lehman Brothers Aggregate Bond Index
  (reflects no deduction for fees, expenses or taxes)***      4.34%        5.53%


   The Fund's returns are compared to the performance of the Lehman Brothers Aggregate Bond Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns above.


   After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

  *Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Class B would be 5.17% and 6.56% for the one-year and lifetime periods, respectively. If shares were not redeemed, returns before taxes for Class C would be 5.28% and 6.64% for the one-year and lifetime periods, respectively.
 **Inception dates for Class A, Class B and Class C shares of the Fund was
   August 1, 2003.
***The Lehman Brothers Aggregate Bond Index reports returns on a monthly basis as of the last day of the month.

WHAT ARE THE FUNDS' FEES AND EXPENSES?

The following tables describe the fees and expenses that you may pay when you buy, hold, or sell shares of the Funds.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)(1)

                                                    CLASS A     CLASS B     CLASS C
                                                    -------     -------     -------
LARGE CAP GROWTH FUND, LARGE CAP VALUE FUND,
SMALL CAP GROWTH FUND, SMALL CAP VALUE FUND,
AND INTERNATIONAL FUND

Maximum sales charge (load)(2)                         5.75%       4.00%       1.00%
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                  5.75%(3)    None        None
Maximum contingent deferred sales charge (load)
  (as a percentage of original purchase price or
  redemption proceeds, whichever is lower)             None        4.00%(4)    1.00%(5)
Sales charge (load) imposed on reinvested
  dividends and other distributions                    None        None        None
Redemption Fee                                         None        None        None

FIXED INCOME FUND
Maximum sales charge (load)(2)                         4.50%       4.00%       1.00%
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                  4.50%(3)    None        None
Maximum contingent deferred sales charge (load)
  (as a percentage of original purchase price or
  redemption proceeds, whichever is lower)             None        4.00%(4)    1.00%(5)
Sales charge (load) imposed on reinvested
  Dividends and other distributions                    None        None        None
Redemption fee                                         None        None        None

(1) You may pay fees charged in connection with certain activity in your brokerage account directly from your Fund investment. Please see your brokerage account materials for additional information.
(2) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable contingent deferred sales charge imposed at the time of redemption.
(3) Purchases of Class A shares of $75,000 or more (Large Cap Growth Fund, Large Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, and International Fund) or $100,000 or more (Fixed Income Fund) may qualify for reduced front-end sales charges. For more information, see "Choosing a share class - Class A sales charge."
(4) For Large Cap Growth Fund, Large Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, and International Fund, Class B shares redeemed during the first year after purchase are subject to a contingent deferred sales charge of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter. For Fixed Income Fund, Class B shares redeemed during the first year after purchase are subject to a contingent deferred sales charge of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0% thereafter.
(5) Class C shares redeemed less than one year after purchase are subject to a 1.00% contingent deferred sales charge.

ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM CLASS ASSETS)


                                                    CLASS A      CLASS B      CLASS C
                                                   --------     --------     --------
LARGE CAP GROWTH FUND
Management fee                                         0.80%        0.80%        0.80%
Distribution and/or service (12b-1) fees               0.35%        1.00%        1.00%
Other expenses                                         0.72%        0.72%        0.72%
Total annual class operating expenses(1)               1.87%        2.52%        2.52%
Reimbursed expenses/waived fees                       (0.18)%      (0.18)%      (0.18)%
Net annual class operating expenses                    1.69%        2.34%        2.34%

LARGE CAP VALUE FUND
Management fee                                         0.77%        0.77%        0.77%
Distribution and/or service (12b-1) fees               0.35%        1.00%        1.00%
Other expenses                                         0.72%        0.72%        0.72%
Total annual class operating expenses(1)               1.84%        2.49%        2.49%
Reimbursed expenses/waived fees                       (0.29)%      (0.29)%      (0.29)%
Net annual class operating expenses                    1.55%        2.20%        2.20%

SMALL CAP GROWTH FUND
Management fee                                         1.10%        1.10%        1.10%
Distribution and/or service (12b-1) fees               0.35%        1.00%        1.00%
Other expenses                                         1.24%        1.24%        1.24%
Total annual class operating expenses(1)               2.69%        3.34%        3.34%
Reimbursed expenses/waived fees                       (0.74)%      (0.74)%      (0.74)%
Net annual class operating expenses                    1.95%        2.60%        2.60%

SMALL CAP VALUE FUND
Management fee                                         1.05%        1.05%        1.05%
Distribution and/or service (12b-1) fees               0.35%        1.00%        1.00%
Other expenses                                         1.21%        1.21%        1.21%
Total annual class operating expenses(1)               2.61%        3.26%        3.26%
Reimbursed expenses/waived fees                       (0.85)%      (0.85)%      (0.85)%
Net annual class operating expenses                    1.76%        2.41%        2.41%

INTERNATIONAL FUND
Management fee                                         0.86%        0.86%        0.86%
Distribution and/or service (12b-1) fees               0.35%        1.00%        1.00%
Other expenses                                         1.09%        1.09%        1.09%
Total annual class operating expenses(1)               2.30%        2.95%        2.95%
Reimbursed expenses/waived fees                       (0.29)%      (0.29)%      (0.29)%
Net annual class operating expenses                    2.01%        2.66%        2.66%

                                                    CLASS A      CLASS B      CLASS C
                                                   --------     --------     --------
FIXED INCOME FUND
Management fee                                         0.63%        0.63%        0.63%
Distribution and/or service (12b-1) fees               0.35%        1.00%        1.00%
Other expenses                                         0.72%        0.72%        0.72%
Total annual class operating expenses(1)               1.70%        2.35%        2.35%
Reimbursed expenses/waived fees                       (0.45)%      (0.45)%      (0.45)%
Net annual class operating expenses                    1.25%        1.90%        1.90%


(1) The Manager has contractually agreed through August 1, 2006 to reimburse expenses and/or waive its management fees for Class A, Class B, and Class C of the Fund to the extent necessary to keep total annual operating expenses (excluding interest, taxes, brokerage commissions, Rule 12b-1 fees, and extraordinary expenses), as a percentage of each class's respective average daily net assets, from exceeding the percentages shown under "Net annual class operating expenses." After August 1, 2006, the Manager may discontinue this expense reimbursement and/or fee waiver agreement.

THIS EXAMPLE is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time periods shown.1 This is an example only and does not represent future expenses, which may be higher or lower than those shown. Also, as the example illustrates, your expenses may vary depending on whether you sell all of your shares at the end of the time periods indicated, or hold your shares.


                                  CLASS A                CLASS B(2)                CLASS C
                           ---------------------   ---------------------   ---------------------
                              SELL        HOLD        SELL        HOLD        SELL        HOLD
                             SHARES      SHARES      SHARES      SHARES      SHARES      SHARES
                           ---------   ---------   ---------   ---------   ---------   ---------
LARGE CAP GROWTH FUND
1 Year                     $     737   $     737   $     637   $     237   $     337   $     237
3 Years                    $   1,113   $   1,113   $   1,042   $     767   $     767   $     767
5 Years                    $   1,512   $   1,512   $   1,549   $   1,324   $   1,324   $   1,324
10 Years                   $   2,626   $   2,626   $   2,683   $   2,683   $   2,842   $   2,842

Large Cap Value Fund
1 Year                     $     724   $     724   $     623   $     223   $     323   $     223
3 Years                    $   1,094   $   1,094   $   1,023   $     748   $     748   $     748
5 Years                    $   1,488   $   1,488   $   1,525   $   1,300   $   1,300   $   1,300
10 Years                   $   2,587   $   2,587   $   2,644   $   2,644   $   2,804   $   2,804

Small Cap Growth Fund
1 Year                     $     762   $     762   $     663   $     263   $     363   $     263
3 Years                    $   1,296   $   1,296   $   1,234   $     959   $     959   $     959
5 Years                    $   1,856   $   1,856   $   1,902   $   1,677   $   1,677   $   1,677
10 Years                   $   3,372   $   3,372   $   3,433   $   3,433   $   3,581   $   3,581

Small Cap Value Fund
1 Year                     $     744   $     744   $     644   $     244   $     344   $     244
3 Years                    $   1,264   $   1,264   $   1,200   $     925   $     925   $     925
5 Years                    $   1,809   $   1,809   $   1,854   $   1,629   $   1,629   $   1,629
10 Years                   $   3,290   $   3,290   $   3,351   $   3,351   $   3,500   $   3,500

International Fund
1 Year                     $     767   $     767   $     669   $     269   $     369   $     269
3 Years                    $   1,226   $   1,226   $   1,160   $     885   $     885   $     885
5 Years                    $   1,710   $   1,710   $   1,752   $   1,527   $   1,527   $   1,527
10 Years                   $   3,038   $   3,038   $   3,097   $   3,097   $   3,250   $   3,250

Fixed Income Fund
1 Year                     $     695   $     695   $     593   $     193   $     293   $     193
3 Years                    $   1,039   $   1,039   $     915   $     690   $     690   $     690
5 Years                    $   1,405   $   1,405   $   1,365   $   1,215   $   1,215   $   1,215
10 Years                   $   2,433   $   2,433   $   2,489   $   2,489   $   2,652   $   2,652

(1) A Fund's actual rate of return may be higher or lower than the hypothetical 5% return used here. This example reflects the net operating expenses (with expense reimbursements and/or fee waivers) for the one-year contractual period, and the total operating expenses (without expense reimbursements and/or fee waivers) for years two through ten.

(2) The Class B example reflects the conversion of Class B shares to Class A shares after approximately 8 years. Information for ninth and tenth years reflects expenses of the Class A shares.

MORE INFORMATION ABOUT THE FUNDS' RISKS

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund, you should carefully evaluate the risks associated with that Fund.

The Funds have main investment strategies that come with inherent risks. Each Fund's main risks are identified in its Fund profile under the heading "What are the main risks of investing in the Fund?" and are described in more detail below. Also described below are additional risks to which each Fund may be subject by investing in various types of securities or engaging in various practices. Unless otherwise indicated, each risk applies to all of the Funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


CONVERTIBLE SECURITIES RISK - The value of convertible securities fluctuates in relation to changes in interest rates and the value of the underlying common stock.

COUNTERPARTY RISK - This is the risk that a Fund may lose money because a party that the Manager contracts with to buy or sell securities fails to fulfill its side of the agreement.

DERIVATIVES RISK - A derivative instrument is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and forward contracts are examples of derivatives. A Fund's investments in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a Fund's total return, and it is possible for a Fund's losses on a derivative to exceed its investment. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, interest rate or index. These types of transactions will be used for a number of reasons, including: to manage a Fund's exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting a Fund's overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities ("hedging"); and as a cash management tool. When a derivative security is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. However, a lack of correlation between the value of a derivative and the assets being hedged could render a Fund's hedging strategy unsuccessful and could result in losses. To the extent that a Fund uses a derivative security for purposes other than as a hedge, the Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

EQUITY RISK - Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods, regardless of the success or failure of a company's operations.

FIXED INCOME RISK - To the extent that a Fund invests a substantial amount of its assets in fixed income securities, the Fund may be subject to the following risks:

   CREDIT RISK - It is possible that the issuer of a security will not be able to make interest and principal payments when due.

   INTEREST RATE RISK - This is the risk that securities, particularly bonds with longer maturities, will decrease in value if interest rates rise and increase in value if interest rates fall.

   LOWER RATED SECURITIES RISK - "Junk" or "high yield, high risk" bonds, while generally having higher yields, are subject to reduced creditworthiness of issuers, increased risks of default and a more limited and less liquid secondary market than higher rated securities. These securities are subject to greater price volatility and risk of loss of income and principal than are higher rated securities. Lower rated and unrated fixed-income securities tend to reflect short-term corporate and market developments to a greater extent than higher rated fixed-income securities, which react primarily to fluctuations in the general level of interest rates. Fixed-income securities of this type are considered to be of poor standing and primarily speculative. Such securities are subject to a substantial degree of credit risk.

   MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK - This is the risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk.

FOREIGN RISK - A Fund's investments in foreign securities may be adversely affected by political developments, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls, which may include suspension of the ability to transfer currency from a given country, and default in foreign government securities. As a result of these factors, foreign securities markets may be less liquid and more volatile than U.S. markets and a Fund may experience difficulties and delays in converting foreign currencies back into U.S. dollars. Such events may cause the value of certain foreign securities to fluctuate widely and may make it difficult to accurately value foreign securities. In addition, the cost of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

   CURRENCY RISK - Changes in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase losses.

   EMERGING MARKETS RISK - Risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets, there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid and subject to greater price volatility.

INDUSTRY-SPECIFIC RISK - This is the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond. A fund that concentrates its investments in a particular industry or individual security generally is subject to greater risks than a fund that is not concentrated.

INFLATION RISK - This is the risk that the return from your investments will be less than the increase in the cost of living due to inflation, thus preventing you from reaching your financial goals.

INFORMATION RISK - This is the risk that key information about a security is inaccurate or unavailable.

INITIAL PUBLIC OFFERING RISK - The volume of initial public offerings ("IPOs") and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks.

INVESTMENT STYLE RISK - A sub-adviser may primarily use a particular style or set of styles - either "growth" or "value" styles - to select investments for a Fund. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of a Fund's share price.

   GROWTH INVESTING RISK - "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. These companies tend to invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in falling markets. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

   VALUE INVESTING RISK - "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

ISSUER-SPECIFIC RISK - The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A Fund could lose all of its investment in a company's securities.

LARGE CAPITALIZATION COMPANIES RISK - Large capitalization companies tend to go in and out of favor based on market and economic conditions. Large capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that a Fund's share price may not rise as much as the share prices of funds that focus on smaller capitalization companies.

LEVERAGE RISK - This is the risk associated with securities or practices (for example, borrowing) that multiply small price movements into large changes in value.

LIQUIDITY RISK - A Fund's investment in illiquid securities may reduce the return of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET RISK - This is the risk that all or a majority of the securities in a certain market - like the stock or bond market - will decline in value because of factors such as adverse political or economic conditions, future expectations or investor confidence or heavy institutional selling.

MULTIPLE ADVISER RISK - Each Fund employs multiple advisers, each of which independently chooses and maintains a portfolio of securities for the Fund and is responsible for investing a specific allocated portion of the Fund's assets. The same security may be held in different portions of a Fund or may be acquired for one portion of a Fund at a time when an adviser to another portion deems it appropriate to dispose of the securities from that other portion. Similarly, under some market conditions, one adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other adviser believes continued exposure to the equity markets is appropriate for its allocated portion of a Fund. Because each adviser directs the trading for its own portion of a Fund, and does not aggregate its transactions with those of the other adviser, a Fund may incur higher brokerage costs than would be the case if a single adviser were managing the entire Fund.

OPPORTUNITY RISK - This is the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

OVER-THE-COUNTER RISK - Over-the-counter ("OTC") transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The prices of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in buying and selling these stocks at prevailing market prices.

POLITICAL RISK - This is the risk of losses directly attributable to government or political actions.

PORTFOLIO MANAGEMENT RISK - The sub-advisers' (and, where applicable, the Manager's) strategies and their securities selections might fail to produce the intended result.

PORTFOLIO TURNOVER RISK - The Funds do not restrict the frequency of trading to limit expenses or to minimize the tax effect that a Fund's distributions may have on shareholders. A Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover). High portfolio turnover may result in increased transaction costs to a Fund, which may result in higher Fund expenses and could reduce investment returns. The sale of Fund securities may result in the recognition of capital gain or loss, which can create adverse tax results for shareholders.

SMALL CAPITALIZATION COMPANIES RISK - Risk is greater for investments in small capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. Their managements may lack depth and experience. Smaller companies also may have narrower product lines and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-capitalization companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Investments in small-capitalization companies, which often borrow money to finance operations, may also be adversely affected by rising interest rates. Many small-capitalization stocks trade less frequently and in smaller volume than exchange-listed stocks. Some small capitalization companies may be unseasoned companies that have been in operation less than three years, including operation of any predecessors. Their securities may have limited liquidity and their prices may be very volatile.

VALUATION RISK - This is the risk that a Fund has valued securities at a price that is higher than the price the Fund could obtain if it sold the securities.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.

WHO MANAGES THE FUNDS?

INVESTMENT MANAGER

Each Fund is managed by Delaware Management Company (the "Manager"), located at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094. The Manager is a series of Delaware Management Business Trust, which is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. The Manager together with its predecessors have been managing mutual funds since 1938. As of March 31, 2005, the Manager and its affiliates had more than $95 billion in assets under management.

As the Funds' investment manager, the Manager has overall responsibility for the general management of the Trust and the Funds, which includes selecting the Funds' sub-advisers and monitoring each Fund and sub-adviser to ensure that investment activities remain consistent with a Fund's investment objective. A team is responsible for conducting ongoing investment reviews with each sub-adviser and for developing the criteria by which Fund performance is measured. The Manager has hired Linsco/Private Ledger Corp., a registered broker-dealer and investment adviser, as a consultant to assist with this process.


For these services, each Fund pays the Manager a fee based on the Fund's average net assets. Large Cap Growth Fund paid a management fee at an annual rate of 0.62% of its average net assets for the Fund's last fiscal year, after giving effect to reimbursements and/or waivers by the Manager. Large Cap Value Fund paid a management fee at an annual rate of 0.48% of its average net assets for the Fund's last fiscal year, after giving effect to reimbursements and/or waivers by the Manager. Small Cap Growth Fund paid a management fee at an annual rate of 0.36% of its average net assets for the Fund's last fiscal year, after giving effect to reimbursements and/or waivers by the Manager. Small Cap Value Fund paid a management fee at an annual rate of 0.20% of its average net assets for the Fund's last fiscal year, after giving effect to reimbursements and/or waivers by the Manager. International Fund paid a management fee at an annual rate of 0.57% of its average net assets for the Fund's last fiscal year, after giving effect to reimbursements and/or waivers by the Manager. Fixed Income Fund paid a management fee at an annual rate of 0.18% of its average net assets for the Fund's last fiscal year, after giving effect to reimbursements and/or waivers by the Manager. Each Fund's (except the Small Cap Growth Fund's) management fee, as a percentage of net assets, declines as assets increase above designated levels. The Manager pays the consulting fees out of its assets at an annual rate of 0.25% of each Fund's average net assets.


SUB-ADVISERS AND PORTFOLIO MANAGERS

Each Fund's investments are selected by one or more sub-advisers. The following identifies and describes each Fund's sub-advisers, identifies each Fund's portfolio managers, and describes each portfolio manager's business experience. Each sub-adviser is paid by the Manager.

LARGE CAP GROWTH FUND


Marsico Capital Management, LLC ("Marsico Capital"), located at 1200 17th Street, Suite 1600, Denver, Colorado 80202, was organized in 1997 as a registered investment advisor. Marsico Capital provides investment management services to other mutual funds, institutional accounts and, as of March 31, 2005, had approximately $46 billion under management. Marsico Capital has held its Fund responsibilities since the Fund's inception.

Thomas F. Marsico, the Chief Investment Officer of Marsico Capital is primarily responsible for the day-to-day management of Marsico Capital's share of the Fund's assets. Mr. Marsico has over 20 years of experience as a securities analyst and portfolio manager. Prior to forming Marsico Capital, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (the Fund's inception date) through August 11, 1997. He has held his Fund responsibilities since the Fund's inception.

T. Rowe Price Associates, Inc. ("T. Rowe Price"), located at 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 and manages institutional investment portfolios and mutual funds. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., which is a publicly-traded financial services holding company. As of March 31, 2005, T. Rowe Price had approximately $236 billion in assets under management. T. Rowe Price has held its Fund responsibilities since the Fund's inception.


Robert W. Smith, a Vice President with T. Rowe Price, is primarily responsible for the day-to-day management of T. Rowe Price's share of the Fund's assets. Mr. Smith is Chairman of T. Rowe Price's Investment Advisory Committee which develops and executes the Fund's investment program. Mr. Smith joined T. Rowe Price in 1992 and has been managing investments since 1987. He has held his Fund responsibilities since the Fund's inception.

LARGE CAP VALUE FUND


TCW Investment Management Company ("TCW"), located at 865 South Figueroa Street, Los Angeles, CA 90017, was founded in 1987. TCW is part of the TCW Group which was founded in 1971. TCW specializes in managing assets for insurance companies, foreign investors, wrap programs and high-net-worth individuals, and manages a number of mutual funds for retail and institutional investors. As of March 31, 2005, TCW had approximately $106.1 billion in assets under management. TCW has held its Fund responsibilities since July 2005.

Diane E. Jaffee, Group Managing Director, U.S. Equities, is primarily responsible for the day-to-day management of TCW's share of the Fund's assets. Ms. Jaffee joined TCW through an acquisition of SG Cowen Asset Management where she had been a Senior Portfolio Manager since 1995. Ms. Jaffee has over 20 years of investment company experience and she has held her Fund responsibilities since July 2005.

Massachusetts Financial Services Company ("MFS"), located at 500 Boylston Street, Boston, Massachusetts 02116, is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. As of March 31, 2005, MFS had over $144 billion in assets under management. MFS has held its Fund responsibilities since the Fund's inception.

Steven R. Gorham, Senor Vice President, has primary responsibility for the day-to-day management of MFS's share of the Fund's assets Mr. Gorham has been employed in the MFS investment management area since 1992 and has held his Fund responsibilities since the Fund's inception.


SMALL CAP GROWTH FUND


Columbia Wanger Asset Management, L.P. ("Columbia WAM"), located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, and its predecessor have managed mutual funds since 1992. As of March 31, 2005, Columbia WAM had over $22 billion in assets under management. Columbia WAM has held its Fund responsibilities since the Fund's inception.


Robert A. Mohn, a Portfolio Manager with Columbia WAM, is primarily responsible for the day-to-day management of Columbia WAM's share of the Fund's assets. Mr. Mohn has been a member of the domestic analytical team at Columbia WAM and its predecessor since 1992 and has been a portfolio manager since 1996. He has held his Fund responsibilities since the Fund's inception.


Oberweis Asset Management, Inc. ("OAM"), located at 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532, was founded in 1989 and manages mutual fund and private accounts. As of March 31, 2005, OAM and its affiliates had approximately $895 million in assets under management. OAM has held its Fund responsibilities since April 1, 2004.


James W. Oberweis, CFA, a President and Portfolio Manager with OAM, is primarily responsible for the day-to-day management of OAM's share of the Fund's assets. Mr. Oberweis has been a member of the portfolio management team at OAM since 1996. He has held his Fund responsibilities since April 1, 2004.

SMALL CAP VALUE FUND


Hotchkis and Wiley Capital Management, LLC ("H&W"), located at 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439, was founded in 1980 and manages institutional and private accounts and mutual funds. As of March 31, 2005, H&W had over $22 billion in assets under management. H&W has held its Fund responsibilities since the Fund's inception.

George Davis, David Green, Joe Huber, Stan Majcher and Jim Miles are primarily responsible for the day-to-day management of H&W's share of the Fund's assets. Messrs. Green, Majcher and Miles are each currently a Principal and Portfolio Manager of H&W. Mr. Davis is a Principal, Portfolio Manager and Chief Executive Officer of H&W, and Mr. Huber is a Principal, Portfolio Manager and Director of Research of H&W. Messrs. Davis, Green, Huber, Majcher and Miles joined H&W in 1988, 1997, 2000, 1996 and 1995, respectively. The team has held their Fund responsibilities since the Fund's inception.

The Delafield Asset Management Division of Reich & Tang Asset Management, LLC ("Delafield"), located at 600 Fifth Avenue, New York, New York 10020, has been in the asset management business since 1970. As of March 31, 2005, Delafield had over $626.2 million in assets under management. Delafield has held its Fund responsibilities since the Fund's inception.

J. Dennis Delafield and Vincent Sellecchia are primarily responsible for the day-to-day management of Delafield's share of the Fund's assets. Messrs. Delafield and Sellecchia are Managing Directors of Reich & Tang Capital Management Group, a division of Reich & Tang Asset Management, LLC. They have been associated with Reich & Tang Asset Management, LLC since 1991 and have held their Fund responsibilities since the Fund's inception.

INTERNATIONAL FUND


Mondrian Investment Partners Limited ("Mondrian"), located at 80 Cheapside, 3rd Floor, London, England EC2V 6EE, has been in the global asset management business since 1990. As of March 31, 2005, Mondrian had over $32 billion in assets under management. Mondrian has held its Fund responsibilities since the Fund's inception.

Fiona A. Barwick, Emma Lewis and Hugh Serjeant are primarily responsible for the day-to-day management of Mondrian's share of the Fund's assets. Ms. Barwick is a Director of Regional Research and has been with Mondrian since 1993. Ms. Lewis is a Senior Portfolio Manager and has been with Mondrian since 1995. Mr. Serjeant is a Director of Regional Research and has been with Mondrian since 1995. They have held their Fund responsibilities since the Fund's inception.

Marsico Capital Management, LLC ("Marsico Capital"), located at 1200 17th Street, Suite 1600, Denver, Colorado 80202, was organized in 1997 as a registered investment advisor. Marsico Capital provides investment management services to other mutual funds, institutional accounts and, as of March 31, 2005, had approximately $46 billion under management. Marsico Capital has held its Fund responsibilities since the Fund's inception, but it will cease acting as a sub-adviser to the Fund later this year at a date to be agreed to by the relevant parties. The Manager is in the process of identifying a new sub-adviser, and it is currently anticipated that the Fund's Board of Trustees will consider and appoint such sub-adviser at the Fund's September 2005 Board meeting. Until such time, 100% of all incoming cash flows to the Fund are being allocated to the Fund's other sub-adviser, and Marsico Capital will continue to manage the Fund assets that have been previously allocated to it.


James G. Gendelman, a Portfolio Manager and Senior Analyst with Marsico Capital, is primarily responsible for the day-to-day management of Marsico Capital's share of the Fund's assets. Prior to joining Marsico Capital in May 2000 as a portfolio manager, Mr. Gendelman spent 13 years as a Vice President of International Sales for Goldman, Sachs & Co. He has held his Fund responsibilities since the Fund's inception.

FIXED INCOME FUND

Paul Grillo, Timothy L. Rabe and Philip R. Perkins are primarily responsible for the day-to-day management of the Manager's share of the Fund's assets. Mr. Grillo is a Senior Vice President and Senior Portfolio Manager and has been with Delaware Investments since 1993. Mr. Rabe is a Senior Vice President and Senior Portfolio Manager and has been with Delaware Investments since 2000. Prior to joining Delaware Investments, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Mr. Perkins is a Senior Vice President and Senior Portfolio Manager and has been with Delaware Investments since 2003. Prior to joining Delaware Investments, Mr. Perkins was Managing Director of the Emerging Markets Division of Global Markets for Deutsche Bank. Messrs. Grillo and Rabe have held their Fund responsibilities since the Fund's inception, and Mr. Perkins assumed responsibilities on September 1, 2004.

When making investment decisions for the Fund Messrs. Grillo, Rabe and Perkins consult with Ryan K. Brist and Stephen R. Cianci. Mr. Brist is a Managing Director of Fixed Income and has been with Delaware Investments since 2000. Mr. Cianci is a Senior Portfolio Manager and has been with Delaware Investments since 1992. Mr. Brist assumed his Fund responsibilities on September 1, 2004, and Mr. Cianci has held his Fund responsibilities since the Fund's inception.


Deutsche Investment Management Americas Inc. ("DIMA Inc.") (doing business as Scudder Investments), located at 345 Park Avenue, New York, New York 10154, provides a full range of investment advisory services to institutional and retail clients. As of March 31, 2005, DIMA Inc. had approximately $171 billion in assets under management. DIMA Inc. has held its Fund responsibilities since the Fund's inception.

A team of portfolio managers, led by Gary W. Bartlett, is primarily responsible for the day-to-day management of DIMA Inc.'s share of the Fund's assets. In addition to Mr. Bartlett, the team includes Warren S. Davis, Thomas J. Flaherty,
J. Christopher Gagnier, Daniel R. Taylor and Timothy C. Vile. Each member of this team is a Managing Director of DIMA Inc. Messrs. Bartlett, Davis, Flaherty, Gagnier, Taylor and Vile joined DIMA Inc. in 1992, 1995, 1995, 1997, 1998 and 1991, respectively. Mr. Bartlett and his team have held their Fund responsibilities since the Fund's inception.


The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

WHO'S WHO?

The following describes the various organizations involved with managing, administering and servicing the Funds.


BOARD OF TRUSTEES. A mutual fund is governed by a Board of Trustees, which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Funds rely on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Funds to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER AND SUB-ADVISERS. An investment manager is a company with overall responsibility for the management of a fund's assets. A sub-adviser is a company generally responsible for the day-to-day management of the fund's assets or some portion thereof. The sub-adviser is selected and supervised by the investment manager. The investment manager or the sub-adviser, as the case may be, is responsible for selecting portfolio investments consistent with the objective and policies stated in a mutual fund's prospectus. The investment manager or the sub-adviser, as the case may be, places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. A written contract between the investment manager and the sub-adviser specifies the services the sub-adviser performs. The manager and the sub-adviser are subject to numerous legal restrictions, especially regarding transactions with the funds they advise. Delaware Management Company serves as the Funds' manager. The Funds' sub-advisers are identified under the heading "Who manages the Funds?".


The Trust has applied for an exemptive order from the SEC ("Multi-Manager Order") that would permit the Manager, subject to certain conditions, to enter into sub-advisory agreements with sub-advisers approved by the Trustees, but without the requirement of shareholder approval. If the Trust obtains the Multi-Manager Order, the Manager will be able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing funds, change the terms of particular sub-advisory agreements or continue the employment of existing sub-advisers after events that under the 1940 Act and the sub-advisory agreements would cause an automatic termination of the agreement. However, the Manager will not be able to enter into a sub-advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") unless the sub-advisory agreement with the Affiliated Adviser, including compensation thereunder, is approved by the affected Fund's shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed fund, the fund's initial shareholder. Although shareholder approval would not be required for the termination of sub-advisory agreements, shareholders of a Fund would continue to have the right to terminate such agreements for the Fund at any time by a vote of a majority of outstanding voting securities of the Fund. In employing a multi-manager approach, an investment manager may hire consultants to assist with its duties. The Manager has hired Linsco/Private Ledger Corp., a registered broker-dealer and investment adviser, as a consultant to assist with this process.


PORTFOLIO MANAGERS. Portfolio managers are employed by the investment manager and/or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis. The Funds' portfolio managers are identified under the heading "Who manages the Funds?".

CUSTODIAN. Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets. JPMorgan Chase Bank serves as the Funds' custodian.

DISTRIBUTOR. Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices. Delaware Distributors, L.P. serves as the Funds' distributor. Shares of the Funds may be purchased only through a securities dealer or other financial intermediary that has entered into an agreement with the Funds' distributor (a "participating securities dealer or other financial intermediary"), including Linsco/Private Ledger Corp.

FINANCIAL INTERMEDIARY WHOLESALER. Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. is primarily responsible for promoting the sale of Fund shares through participating securities dealers or other financial intermediaries.

SERVICE AGENT. Mutual fund companies employ one or more service agents to provide transfer agency, shareholder, accounting, and administrative services. Transfer agents maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Shareholder service agents provide customer service to shareholders. Fund accountants price portfolio holdings and calculate fund net asset values. Fund administrators provide various administrative services such as coordinating service provider relationships, contract renewals and Board meetings. Delaware Service Company, Inc. serves as the Funds' service agent. Linsco/Private Ledger Corp. serves as, and other participating securities dealers or other financial intermediaries may also serve as, the Funds' sub-service agent with respect to Fund shares they have sold.

SECURITIES DEALERS AND OTHER FINANCIAL INTERMEDIARIES. Securities dealers and other financial intermediaries provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Participating securities dealers or other financial intermediaries are compensated for their services, generally through sales commissions, and through 12b-1 distribution and/or service fees deducted from a Fund's assets.

SHAREHOLDERS. Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN  Shares of the Funds may be purchased only through a participating
   THE FUNDS  securities dealer or other financial intermediary.

              You can choose from a number of share classes for each Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your participating securities dealer or other financial intermediary to determine which class best suits your investment goals and time frame.

              Certain participating securities dealers or other financial intermediaries may charge you additional fees in connection with transactions in Fund shares.

              CHOOSING A SHARE CLASS

   CLASS          o   Class A shares have a front-end sales charge of up to
     A                5.75% (Large Cap Growth Fund, Large Cap Value Fund, Small
                      Cap Growth Fund, Small Cap Value Fund, and International
                      Fund) or 4.50% (Fixed Income Fund) that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

                  o If you invest $75,000 or more (Large Cap Growth Fund, Large Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, and International Fund) or $100,000 or more (Fixed Income Fund), your front-end sales charge will be reduced.

                  o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances, the sales charge may be waived; please see the Statement of Additional Information.

                  o Class A shares are subject to annual 12b-1 fees of 0.35% of average daily net assets (of which 0.25% are service fees) paid to the distributor, participating securities dealers or other financial intermediaries for providing services and/or maintaining shareholder accounts. The 12b-1 fee for Class A shares is lower than the 12b-1 fees for Class B and Class C shares.

                  o Class A shares are not subject to a contingent deferred sales charge.


The following sales charge as a percentage of the amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual percentage will vary on the amount invested, rounding and the then-current NAV. Similarly, the actual sales charge as a percentage of offering price may be different due to the amount invested, rounding and the then-current offering price may be greater or lesser than the percentage shown.


CLASS A SALES CHARGES

LARGE CAP GROWTH FUND, LARGE CAP VALUE FUND,
SMALL CAP GROWTH FUND, SMALL CAP VALUE FUND,
AND INTERNATIONAL FUND

                         SALES CHARGE AS A %     SALES CHARGE AS A %    GROSS DEALER'S COMMISSION AS
AMOUNT OF INVESTMENT      OF OFFERING PRICE    OF NET AMOUNT INVESTED       A % OF OFFERING PRICE
-----------------------  -------------------   ----------------------   ----------------------------
Up to $74,999                   5.75%                   6.10%                       5.75%
$75,000 to $99,999              4.75%                   4.99%                       4.75%
$100,000 to $249,999            3.75%                   3.90%                       3.75%
$250,000 to $499,999            2.50%                   2.56%                       2.50%
$500,000 to $999,999            2.00%                   2.04%                       2.00%
$1,000,000 +                    0.00%                   0.00%                       0.00%

FIXED INCOME FUND
Up to $99,999                   4.50%                   4.71%                       4.50%
$100,000 to $249,999            3.50%                   3.63%                       3.50%
$250,000 to $499,999            2.50%                   2.56%                       2.50%
$500,000 to $999,999            2.00%                   2.04%                       2.00%
$1,000,000 +                    0.00%                   0.00%                       0.00%

   CLASS
     B

                  o Class B shares have no front-end sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

                  o For Large Cap Growth Fund, Large Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, and International Fund, if you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter.

                  o For Fixed Income Fund, if you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0% thereafter.

                  o Under certain circumstances, the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

                  o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees of 1.00% of average daily net assets (of which 0.25% are service fees) paid to the distributor, participating securities dealers or other financial intermediaries for providing services and/or maintaining shareholder accounts.

                  o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

                  o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of 0.35%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

                  o You may purchase any amount up to $100,000 of Class B shares at any one time.

   CLASS
     C

                  o Class C shares have no front-end sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge of 1.00% if you redeem your shares less than one year after you buy them.

                  o Under certain circumstances, the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

                  o Class C shares are subject to annual 12b-1 fees of 1.00% of average daily net assets (of which 0.25% are service fees) paid to the distributor, participating securities dealers or other financial intermediaries for providing services and/or maintaining shareholder accounts.

                  o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

                  o Unlike Class B shares, Class C shares do not automatically convert into another class.

                  o You may purchase any amount less than $1,000,000 of Class C shares at any one time.

              Each share class has adopted a separate 12b-1 plan that allows it to pay service fees for providing services to shareholders of that class and/or maintaining shareholder accounts for that class, and distribution fees for the sale and distribution of shares of the class. Because these fees are paid out of class assets on an ongoing basis, over time the fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DEALER COMPENSATION

The participating securities dealer or other financial intermediary (including Linsco/Private Ledger Corp.) that sells you shares of a Fund may be eligible to receive the following amounts as compensation for your investment in the Fund.

LARGE CAP GROWTH FUND, LARGE CAP VALUE FUND,
SMALL CAP GROWTH FUND, SMALL CAP VALUE FUND,
AND INTERNATIONAL FUND                             CLASS A(1)    CLASS B(2)    CLASS C(3)
------------------------------------------------   ----------    ----------    ----------
GROSS DEALER'S COMMISSION                                none          4.00%         1.00%
Investment up to $74,999                                 5.75%         none          none
$75,000 - $99,999                                        4.75%         none          none
$100,000 - $249,999                                      3.75%         none          none
$250,000 - $499,999                                      2.50%         none          none
$500,000 - $999,999                                      2.00%         none          none
$1,000,000 +                                             0.00%         none          none
12b-1 DISTRIBUTION AND/OR SERVICE FEE TO DEALER          0.35%         0.25%         1.00%

FIXED INCOME FUND
GROSS DEALER'S COMMISSION                                none          4.00%         1.00%
Investment up to $99,999                                 4.50%         none          none
$100,000 - $249,999                                      3.50%         none          none
$250,000 - $499,999                                      2.50%         none          none
$500,000 - $999,999                                      2.00%         none          none
$1,000,000 +                                             0.00%         none          none
12b-1 DISTRIBUTION AND/OR SERVICE FEE TO DEALER          0.35%         0.25%         1.00%

(1) On sales of Class A shares, the distributor re-allows to your participating securities dealer or other financial intermediary the full amount of the front-end sales charge and the full 0.35% 12b-1 distribution and service fee applicable to Class A.

(2) On sales of Class B shares, the distributor pays your participating securities dealer or other financial intermediary an up-front commission of 4.00%. Your participating securities dealer or other financial intermediary also may be eligible to receive a 12b-1 service fee of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and your participating securities dealer or other financial intermediary may then be eligible to receive the full 0.35% 12b-1 distribution and service fee applicable to Class A.

(3) On sales of Class C shares, the distributor pays your participating securities dealer or other financial intermediary an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%, which your participating securities dealer or other financial intermediary may be eligible to receive at the time of purchase. During the first 12 months, the distributor retains the full 1.00% 12b-1 distribution and service fee to offset partially the up-front commission paid and the 0.25% 12b-1 service fee advanced at the time of purchase. Starting in the 13th month, your participating securities dealer or other financial intermediary may be eligible to receive the full 1.00% 12b-1 distribution and service fee applicable to Class C.

In addition, participating securities dealers or other financial intermediaries (including Linsco/Private Ledger Corp.) who have entered into a sub-service agreement with Delaware Service Company, Inc. may receive from Delaware Service Company, Inc. compensation at an annual rate of up to 0.25% of each Fund's average daily net assets, with respect to Fund shares they have sold.

HOW TO REDUCE YOUR SALES CHARGE

We offer a number of ways to reduce or eliminate the sales charge on shares. You may need to provide information to your participating securities dealer or other financial intermediary or to the Fund in order to qualify for a reduction in sales charges, such as your total Optimum Fund holdings and the names of qualifying family members and their holdings. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your participating securities dealer or other financial intermediary. Your participating securities dealer or other financial intermediary must notify us at the time you purchase shares if you are eligible for any of these programs.

                                                                                          SHARE CLASS
                                                                    -----------------------------------------------------------
    PROGRAM                 HOW IT WORKS                 A                           B                          C
-----------------   ----------------------------   --------------   -----------------------------------------------------------
Letter of Intent    Through a Letter of Intent           X          Although the Letter of Intent and Rights of Accumulation do
                    you agree to invest a                           not apply to the purchase of Class B and Class C shares, you
                    certain amount in Optimum                       can combine your purchase of Class A shares with your
                    Funds over a 13-month                           purchase of Class B and Class C shares to fulfill your Letter
                    period to qualify for                           of Intent or qualify for Rights of Accumulation.
                    reduced front-end sales
                    charges.

Rights of           You can combine your                 X
Accumulation        holdings or purchases of all
                    Optimum Funds as well as the
                    holdings and purchases of
                    your spouse and children
                    under 21 to qualify for
                    reduced front-end sales
                    charges.

Reinvestment of     Up to 35 days after you        For Class A,     For Class B, your account             Not available.
Redeemed Shares     redeem shares, you can         you will not     will be credited with the
                    reinvest the proceeds          have to pay an   contingent deferred sales
                    without paying a sales         additional       charge you previously paid
                    charge as noted to the         front-end        on the amount you are
                    right.                         sales charge.    reinvesting. Your schedule
                                                                    for contingent deferred
                                                                    sales charges and conversion
                                                                    to Class A will not start
                                                                    over again; it will pick up
                                                                    from the point at which you
                                                                    redeemed your shares.

Each Fund may, from time to time, waive the front-end sales charge on its Class A shares sold to clients of certain participating securities dealers or other financial intermediaries meeting criteria established by the Funds' distributor. This privilege will apply only to a client who can document that such Class A shares were purchased with proceeds from the redemption of shares from an unaffiliated mutual fund on which a sales charge was paid or that were subject at any time to a contingent deferred sales charge, and when the Fund's distributor has determined in its sole discretion that the unaffiliated fund invests primarily in the same types of securities as or has an investment objective similar to that of the Fund purchased. The shares of the unaffiliated fund must have been purchased within the last two years prior to the date on which Class A shares are purchased, and purchases of Class A shares must be made within thirty (30) days of redemption from the unaffiliated fund.

HOW TO BUY SHARES

[GRAPHIC APPEARS HERE]

THROUGH YOUR FINANCIAL INTERMEDIARY

Your participating securities dealer or other financial intermediary can handle all the details of purchasing shares, including opening an account. Your participating securities dealer or other financial intermediary may charge you a separate fee for this service.

BY EXCHANGE

[GRAPHIC APPEARS HERE]

You may also purchase shares by exchanging shares you own in one Fund for shares of the same class of another Fund. To exercise the exchange privilege, contact your participating securities dealer or other financial intermediary.

You may open an account with an initial investment of $2,500 and make additional investments at any time for as little as $100. If you are buying shares in an individual retirement account (IRA) or Roth IRA, or under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, the minimum investment is $250, and you can make additional investments of only $25. The minimum for a Coverdell Education Savings Account ("Coverdell ESA") is $500. Under certain circumstances, the initial and additional investment minimums may be waived; please see the Statement of Additional Information. Your participating dealer or other financial intermediary may have different account and investment requirements.

CERTIFICATES REPRESENTING SHARES PURCHASED ARE NOT ISSUED.

The price to buy shares is the net asset value per share ("NAV"), plus any applicable sales charge. This is the offering price. The price of your shares is based on the next calculation of NAV after your order is placed. For your purchase order to be priced at the NAV on the day of your order, you must submit your order to your participating securities dealer or other financial intermediary prior to that day's close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time). Your participating securities dealer or other financial intermediary is responsible for making sure that your order is promptly sent to the Fund. Any purchase order placed after the close of regular trading on the New York Stock Exchange will be priced at the NAV at the close of regular trading on the next business day. A Fund may reject any order to buy shares and may suspend the sale of shares at any time.

We determine each Fund's NAV at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in a Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV.

Securities listed on a U.S. securities exchange for which market quotations are available are normally valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted domestic equity securities are normally valued at the last sale price as of the close of the New York Stock Exchange. Domestic equity securities traded over-the-counter and domestic equity securities that are not traded on the valuation date are valued at the mean of the bid and asked price or at a price determined to represent fair value.

Securities listed on a foreign exchange are generally valued at the last quoted sales price at the close of the exchange on which the security is primarily traded or at the last quoted sales price available at the time when net assets are valued. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange, as provided by an independent pricing service. Foreign securities may trade on weekends or other days when a Fund does not price its shares. While the value of a Fund's assets may change on these days, you will not be able to purchase or redeem Fund shares.

U.S. Government securities are normally priced at the mean of the bid and asked price. Corporate bonds and other fixed-income securities are generally valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

For other assets and securities for which quotations are determined to be not readily available (possibly including restricted securities) we use methods approved by the Funds' Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION


When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


Each Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, each Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value a Fund's assets on behalf of each Fund. The Pricing Committee values Fund assets as described above.


HOW TO SELL SHARES

[GRAPHIC APPEARS HERE]

THROUGH YOUR FINANCIAL INTERMEDIARY

Your participating securities dealer or other financial intermediary can handle all the details of redeeming your shares. Your participating securities dealer or other financial intermediary may charge you a separate fee for this service.

BY EXCHANGE

[GRAPHIC APPEARS HERE]

You may also redeem shares by exchanging shares you own in one Fund for shares of the same class of another Fund. To exercise the exchange privilege, contact your participating securities dealer or other financial intermediary.

The price to sell shares is the NAV, minus any applicable contingent deferred sales charge. The price of your shares is based on the next calculation of NAV after your order is placed. For your redemption request to be priced at the NAV on the day of your request, you must submit your request to your participating securities dealer or other financial intermediary prior to that day's close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern
Time). Your participating securities dealer or other financial intermediary is responsible for making sure that your redemption request is promptly sent to the Fund. Any redemption request placed after the close of regular trading on the New York Stock Exchange will be priced at the NAV at the close of regular trading on the next business day. A Fund may reject an order to sell shares under certain circumstances.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one Fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

HOW TO TRANSFER SHARES

You may transfer your Fund shares only to another participating securities dealer or other financial intermediary. All future trading of these assets must be coordinated by the receiving firm. You may not transfer your Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the distributor. In this case, you must either transfer your shares to an account with the Funds' service agent (contact Delaware Service Company, Inc. at (800) 914-0278 for information), or sell your shares and pay any applicable deferred sales charge. Certain shareholder services may not be available for the transferred shares. If you hold Fund shares directly with the Funds' service agent, you may purchase, only through dividend reinvestment, additional shares of only those Funds previously owned before the transfer.

ACCOUNT MINIMUMS

If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs and Roth IRAs, or Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts, and $500 for Coverdell ESAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you may be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem the shares in your account (without charging any deferred sales charge) after 60 days' written notice to you. Under certain circumstances, the account minimums may be waived; please see the Statement of Additional Information.

SPECIAL SERVICES

To help you build your investments, we offer the following special services.

SYSTEMATIC WITHDRAWAL PLAN

Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from you account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan.

DIVIDEND REINVESTMENT PLAN


Through our Dividend Reinvestment Plan, you may have your distributions reinvested in your account or in the same share class in another Fund. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.


EXCHANGES


You may exchange all or part of your shares of one Fund for shares of the same class of another Fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. When exchanging shares of one Fund for the same class of shares of other Funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for purposes of determining the contingent deferred sales charge and (when exchanging Class B shares) the conversion to Class A shares will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. To exercise the exchange privilege, contact your participating securities dealer or other financial intermediary.


FREQUENT TRADING OF FUND SHARES

Each Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to each Fund and its shareholders, such as market timing. Each Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. Each Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use a Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of a Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Fund shares if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Each Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.


Each Fund's market timing policy reserves the right but does not require a Fund to take action in response to frequent trading activity. A Fund therefore could elect to take no action, and as a result, frequent trading and market timing activity could continue.


RISKS OF MARKET TIMING

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Fund performance.

A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES

Each Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which includes scrutinizing transactions in Fund shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Funds may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of a Fund and its agents to detect market timing in Fund shares, there is no guarantee that a Fund will be able to identify these shareholders or curtail their trading practices. In particular, a Fund may not be able to detect market timing in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each of the Large Cap Growth Fund, Large Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, and International Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The Fixed Income Fund expects to declare and distribute dividends quarterly. Each Fund will distribute net capital gains, if any, at least annually and may distribute net capital gains twice a year.

We automatically reinvest all dividends and capital gains, unless we receive other instructions.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, each Fund may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January, are deemed to have been paid by a Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from a Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law.


We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLES are intended to help you understand each Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request by calling 800 523-1918.


                                                           CLASS A                     CLASS B                     CLASS C
                                                  ------------------------    ------------------------    ------------------------
                                                     Year        8/1/03(1)       Year        8/1/03(1)       Year        8/1/03(1)
                                                    ended           to          ended          to           ended           to
OPTIMUM LARGE CAP GROWTH FUND                      3/31/05       3/31/04       3/31/05       3/31/04       3/31/05       3/31/04
-----------------------------------------------   ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period              $    9.570    $    8.500    $    9.530    $    8.500    $    9.530    $    8.500
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2)                                (0.036)       (0.037)       (0.099)       (0.077)       (0.099)       (0.077)
Net realized and unrealized gain
 on investments and foreign currencies                 0.486         1.107         0.479         1.107         0.479         1.107
                                                  ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations                       0.450         1.070         0.380         1.030         0.380         1.030
                                                  ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                    $   10.020    $    9.570    $    9.910    $    9.530    $    9.910    $    9.530
                                                  ==========    ==========    ==========    ==========    ==========    ==========
TOTAL RETURN(3)                                         4.70%        12.59%         3.99%        12.12%         3.99%        12.12%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)           $   26,252    $    9,337    $    7,603    $    3,569    $   91,434    $   35,143
Ratio of expenses to average net assets                 1.67%         1.61%         2.32%         2.26%         2.32%         2.26%
Ratio of expenses to average net assets prior
 to expense limitation                                  1.87%         2.51%         2.52%         3.16%         2.52%         3.16%
Ratio of net investment loss to average net
 assets                                                (0.37)%       (0.61)%       (1.22)%       (1.26)%       (1.22)%       (1.26)%
Ratio of net investment loss to average
 net assets prior to expense limitation                (0.57)%       (1.51)%       (1.22)%       (2.16)%       (1.22)%       (2.16)%
Portfolio turnover                                        37%           51%           37%           51%           37%           51%


(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

HOW TO READ THE FINANCIAL HIGHLIGHTS

NET INVESTMENT           NET REALIZED AND UNREALIZED
INCOME (LOSS)            GAIN (LOSS) ON INVESTMENTS       NET ASSET VALUE (NAV)
-----------------------  -------------------------------  ----------------------
Net investment income    A realized gain occurs when we   "This is the value of
(loss) includes          sell an investment at a profit,  a mutual fund share,
dividend and interest    while a realized loss occurs     calculated by dividing
income earned from the   when we sell an investment at a  the net assets by the
fund's investments; it   loss. When an investment         number of shares
is after expenses have   increases or decreases in value  outstanding.
been deducted.           but we do not sell it, we
                         record an unrealized gain or
                         loss. The amount of realized
                         gain per share, if any, that we
                         pay to shareholders would be
                         under "Less dividends and
                         distributions from - Net
                         realized gain on investments.

                                                           CLASS A                     CLASS B                     CLASS C
                                                  ------------------------    ------------------------    ------------------------
                                                     Year        8/1/03(1)       Year        8/1/03(1)       Year        8/1/03(1)
                                                    ended           to           ended          to           ended          to
OPTIMUM LARGE CAP VALUE FUND                       3/31/05       3/31/04       3/31/05       3/31/04       3/31/05       3/31/04
-----------------------------------------------   ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period              $    9.830    $    8.500    $    9.810    $    8.500    $    9.810    $    8.500
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)                        0.074         0.038         0.008        (0.003)        0.008        (0.003)
Net realized and unrealized gain
 on investments and foreign currencies                 1.100         1.331         1.098         1.329         1.098         1.329
                                                  ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations                       1.174         1.369         1.106         1.326         1.106         1.326
                                                  ----------    ----------    ----------    ----------    ----------    ----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                 (0.028)       (0.023)            -             -             -             -
Net realized gain on investments                      (0.136)       (0.016)       (0.136)       (0.016)       (0.136)       (0.016)
                                                  ----------    ----------    ----------    ----------    ----------    ----------
Total dividends and distributions                     (0.164)       (0.039)       (0.136)       (0.016)       (0.136)       (0.016)
                                                  ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                    $   10.840    $    9.830    $   10.780    $    9.810    $   10.780    $    9.810
                                                  ==========    ==========    ==========    ==========    ==========    ==========
TOTAL RETURN(3)                                        12.04%        16.12%        11.36%        15.61%        11.36%        15.61%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)           $   27,524    $    9,115    $    8,072    $    3,609    $   97,823    $   35,732
Ratio of expenses to average net assets                 1.53%         1.50%         2.18%         2.15%         2.18%         2.15%
Ratio of expenses to average net assets prior
 to expense limitation                                  1.84%         2.52%         2.49%         3.17%         2.49%         3.17%
Ratio of net investment income (loss) to
 average net assets                                     0.72%         0.59%         0.07%        (0.06)%        0.07%        (0.06)%
Ratio of net investment income (loss) to
 average net assets prior to expense limitation         0.41%        (0.43)%       (0.24)%       (1.08)%       (0.24)%       (1.08)%
Portfolio turnover                                        38%           38%           38%           38%           38%           38%


(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                                                                                          RATIO OF NET
                                                                RATIO OF EXPENSES TO      INVESTMENT INCOME TO
TOTAL RETURN                           NET ASSETS               AVERAGE NET ASSETS        AVERAGE NET ASSETS    PORTFOLIO TURNOVER
-------------------------------------  -----------------------  ------------------------  --------------------  --------------------
This represents the rate that an       Net assets represent     The expense ratio is the  We determine this     This figure tells
investor would have earned or lost on  the total value of all   percentage of net assets  ratio by dividing     you the amount of
an investment in a fund. In            the assets in a fund's   that a fund pays          net investment        trading activity in
calculating this figure for the        portfolio, less any      annually for operating    income by average     a fund's portfolio.
financial highlights table, we         liabilities, that are    expenses and management   net assets.           A turnover rate of
include applicable fee waivers,        attributable to that     fees. These expenses                            100% would occur if,
exclude front-end and contingent       class of the fund.       include accounting and                          for example, a fund
deferred sales charges, and assume                              administration expenses,                        bought and sold all
the shareholder has reinvested all                              services for                                    of the securities in
dividends and realized gains.                                   shareholders, and                               its portfolio once
                                                                similar expenses.                               in the course of a
                                                                                                                year or frequently
                                                                                                                traded a single
                                                                                                                security. High
                                                                                                                turnover can result
                                                                                                                in increased
                                                                                                                transaction costs
                                                                                                                and tax liability
                                                                                                                for investors and
                                                                                                                may affect the
                                                                                                                Fund's performance.

                                                           CLASS A                     CLASS B                     CLASS C
                                                  ------------------------    ------------------------    ------------------------
                                                     Year        8/1/03(1)       Year        8/1/03(1)       Year        8/1/03(1)
                                                    ended          to           ended          to           ended          to
OPTIMUM SMALL CAP GROWTH FUND                      3/31/05       3/31/04       3/31/05       3/31/04       3/31/05       3/31/04
-----------------------------------------------   ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period              $   11.260    $    8.500    $   11.230    $    8.500    $   11.230    $    8.500
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2)                                (0.161)       (0.100)       (0.233)       (0.146)       (0.233)       (0.146)
Net realized and unrealized gain
 on investments                                        0.653         2.860         0.645         2.876         0.645         2.876
                                                  ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations                       0.492         2.760         0.412         2.730         0.412         2.730
                                                  ----------    ----------    ----------    ----------    ----------    ----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net realized gain on investments                      (0.002)            -        (0.002)            -        (0.002)            -
                                                  ----------    ----------    ----------    ----------    ----------    ----------
Total dividends and distributions                     (0.002)            -        (0.002)            -        (0.002)            -
                                                  ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                    $   11.750    $   11.260    $   11.640    $   11.230    $   11.640    $   11.230
                                                  ==========    ==========    ==========    ==========    ==========    ==========
TOTAL RETURN(3)                                         4.37%        32.47%         3.67%        32.12%         3.67%        32.12%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)           $    6,133    $    2,115    $    1,665    $      792    $   19,883    $    7,521
Ratio of expenses to average net assets                 1.80%         1.81%         2.45%         2.46%         2.45%         2.46%
Ratio of expenses to average net assets prior
 to expense limitation and expenses paid
 indirectly                                             2.69%         4.11%         3.34%         4.76%         3.34%         4.76%
Ratio of net investment loss to average
 net assets                                            (1.42)%       (1.41)%       (2.07)%       (2.06)%       (2.07)%       (2.06)%
Ratio of net investment loss to average net
 assets prior to expense limitation and
 expenses paid indirectly                              (2.31)%       (3.71)%       (2.96)%       (4.36)%       (2.96)%       (4.36)%
Portfolio turnover                                        44%           16%           44%           16%           44%           16%


(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                                                               CLASS A                   CLASS B                   CLASS C
                                                       -----------------------   -----------------------   -----------------------
                                                          Year       8/1/03(1)      Year       8/1/03(1)      Year       8/1/03(1)
                                                         ended          to         ended          to         ended          to
Optimum Small Cap Value Fund                            3/31/05      3/31/04      3/31/05      3/31/04      3/31/05      3/31/04
----------------------------------------------------   ----------   ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period                   $   11.010   $    8.500   $   10.970   $    8.500   $   10.970   $    8.500
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2)                                     (0.055)      (0.046)      (0.129)      (0.090)      (0.129)      (0.090)
Net realized and unrealized gain
 on investments                                             1.801        2.616        1.785        2.620        1.785        2.620
                                                       ----------   ----------   ----------   ----------   ----------   ----------
Total from investment operations                            1.746        2.570        1.656        2.530        1.656        2.530
                                                       ----------   ----------   ----------   ----------   ----------   ----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net realized gain on investments                           (0.346)      (0.060)      (0.346)      (0.060)      (0.346)      (0.060)
                                                       ----------   ----------   ----------   ----------   ----------   ----------
Total dividends and distributions                          (0.346)      (0.060)      (0.346)      (0.060)      (0.346)      (0.060)
                                                       ----------   ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                         $   12.410   $   11.010   $   12.280   $   10.970   $   12.280   $   10.970
                                                       ==========   ==========   ==========   ==========   ==========   ==========
TOTAL RETURN(3)                                             16.12%       30.30%       15.35%       29.83%       15.35%       29.83%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                $    7,297   $    2,126   $    1,859   $      819   $   23,869   $    9,018
Ratio of expenses to average net assets                      1.73%        1.67%        2.38%        2.32%        2.38%        2.32%
Ratio of expenses to average net assets prior to
 expense limitation and expenses paid indirectly             2.61%        4.08%        3.26%        4.73%        3.26%        4.73%
Ratio of net investment loss to average net assets          (0.47)%      (0.69)%      (1.12)%      (1.34)%      (1.12)%      (1.34)%
Ratio of net investment loss to average net assets
 prior to expense limitation and expenses paid
 indirectly                                                 (1.35)%      (3.10)%      (2.00)%      (3.75)%      (2.00)%      (3.75)%
Portfolio turnover                                             46%          40%          46%          40%          46%          40%


(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                                                               CLASS A                   CLASS B                   CLASS C
                                                       -----------------------   -----------------------   -----------------------
                                                          Year       8/1/03(1)      Year       8/1/03(1)      Year       8/1/03(1)
                                                         ended          to         ended          to         ended          to
Optimum International Fund                              3/31/05      3/31/04      3/31/05      3/31/04      3/31/05      3/31/04
----------------------------------------------------   ----------   ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period                   $   10.670   $    8.500   $   10.620   $    8.500   $   10.620   $    8.500
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)                             0.050        0.021       (0.020)      (0.023)      (0.020)      (0.023)
Net realized and unrealized gain
 on investments and foreign currencies                      1.069        2.155        1.059        2.149        1.069        2.149
                                                       ----------   ----------   ----------   ----------   ----------   ----------
Total from investment operations                            1.119        2.176        1.039        2.126        1.049        2.126
                                                       ----------   ----------   ----------   ----------   ----------   ----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net realized gain on investments                           (0.129)      (0.006)      (0.129)      (0.006)      (0.129)      (0.006)
                                                       ----------   ----------   ----------   ----------   ----------   ----------
Total dividends and distributions                          (0.129)      (0.006)      (0.129)      (0.006)      (0.129)      (0.006)
                                                       ----------   ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                         $   11.660   $   10.670   $   11.530   $   10.620   $   11.540   $   10.620
                                                       ==========   ==========   ==========   ==========   ==========   ==========
TOTAL RETURN(3)                                             10.62%       25.61%        9.91%       25.02%       10.01%       25.02%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                $   11,300   $    4,083   $    3,386   $    1,624   $   38,517   $   14,339
Ratio of expenses to average net assets                      1.98%        1.92%        2.63%        2.57%        2.63%        2.57%
Ratio of expenses to average net assets prior to
 expense limitation                                          2.30%        3.82%        2.95%        4.47%        2.95%        4.47%
Ratio of net investment income (loss) to average
 net assets                                                  0.45%        0.30%       (0.20)%      (0.35)%      (0.20)%      (0.35)%
Ratio of net investment income (loss) to average
 net assets prior to expense limitation                      0.13%       (1.60)%      (0.52)%      (2.25)%      (0.52)%      (2.25)%
Portfolio turnover                                             82%          49%          82%          49%          82%          49%


(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                                                               CLASS A                   CLASS B                   CLASS C
                                                       -----------------------   -----------------------   -----------------------
                                                          Year       8/1/03(1)      Year       8/1/03(1)      Year       8/1/03(1)
                                                         ended          to         ended          to         ended          to
Optimum Fixed Income Fund                               3/31/05      3/31/04      3/31/05      3/31/04      3/31/05      3/31/04
----------------------------------------------------   ----------   ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period                   $    8.980   $    8.500   $    8.990   $    8.500   $    8.990   $    8.500
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                    0.279        0.171        0.221        0.133        0.221        0.133
Net realized and unrealized gain (loss)
 on investments and foreign currencies                     (0.061)       0.417       (0.055)       0.420       (0.055)       0.420
                                                       ----------   ----------   ----------   ----------   ----------   ----------
Total from investment operations                            0.218        0.588        0.166        0.553        0.166        0.553
                                                       ----------   ----------   ----------   ----------   ----------   ----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                      (0.228)      (0.098)      (0.176)      (0.053)      (0.176)      (0.053)
Net realized gain on investments                           (0.080)      (0.010)      (0.080)      (0.010)      (0.080)      (0.010)
                                                       ----------   ----------   ----------   ----------   ----------   ----------
Total dividends and distributions                          (0.308)      (0.108)      (0.256)      (0.063)      (0.256)      (0.063)
                                                       ----------   ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                         $    8.890   $    8.980   $    8.900   $    8.990   $    8.900   $    8.990
                                                       ==========   ==========   ==========   ==========   ==========   ==========
TOTAL RETURN(3)                                              2.59%        6.82%        1.88%        6.52%        1.88%        6.52%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                $   33,251   $   12,049   $    8,405   $    4,296   $  125,301   $   52,648
Ratio of expenses to average net assets                      1.24%        1.20%        1.89%        1.85%        1.89%        1.85%
Ratio of expenses to average net assets prior
 to expense limitation                                       1.70%        2.25%        2.35%        2.90%        2.35%        2.90%
Ratio of net investment income to average
 net assets                                                  3.12%        2.88%        2.47%        2.23%        2.47%        2.23%
Ratio of net investment income to average
 net assets prior to expense limitation                      2.66%        1.83%        2.01%        1.18%        2.01%        1.18%
Portfolio turnover                                            352%         383%         352%         383%         352%         383%


(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

APPENDIX: SUB-ADVISERS' PAST PERFORMANCE

This Appendix provides additional information about the past performance of the sub-advisers that the Manager has selected to advise a portion of each Fund. For each sub-adviser, this Appendix presents past performance information for all mutual funds and accounts (the "Composite"), unless otherwise noted, that the sub-adviser manages or sub-advises with substantially similar investment objectives, policies and strategies as the portion of the Optimum Fund that the sub-adviser advises.

The past performance of each Composite has been calculated net of fees and expenses as described in the notes for each Sub-Adviser's performance. The total operating fees and expenses of a Composite may be lower than the total operating expenses of the corresponding Optimum Fund, in which case the Composite performance shown would have been lower had the total operating expense of its corresponding Optimum Fund been used to compute the comparable Composite performance.

The Manager requires the sub-advisers to present to the Manager the Composite performance of all substantially similar managed accounts and mutual funds to help ensure that the sub-adviser is showing the performance of all such managed accounts and mutual funds, and not just its best performing managed accounts and mutual funds. The Manager has requested that each sub-adviser make certain representations concerning the appropriate presentation and calculation of Composite Performance.

THE COMPOSITE PERFORMANCE OF THE SUB-ADVISERS IS NO GUARANTEE OF FUTURE RESULTS IN MANAGING AN OPTIMUM FUND OR PORTION THEREOF. PLEASE NOTE THE FOLLOWING CAUTIONARY GUIDELINES IN REVIEWING THIS APPENDIX:


o PERFORMANCE FIGURES ARE NOT THE PERFORMANCE OF THE OPTIMUM FUNDS. The performance shown for the sub-advisers is not the performance of any Optimum Fund or portion thereof and is not an indication of how the Fund or portion thereof would have performed in the past or will perform in the future. Each Optimum Fund's performance in the future will be different from the Composite performance of the sub-advisers due to factors such as differences in the cash flows into and out of the funds and advisory accounts included in the Composites, and different fees, expenses, performance calculation methods, and portfolio sizes and composition. In particular, Composite performance is not necessarily an indication of how any Optimum Fund will perform, as the accounts comprising the Composite may not be subject to investment limitations, diversification requirements and other restrictions imposed on mutual funds by the 1940 Act and the Internal Revenue Code, which, if applicable, can have a negative impact on performance.

o MOST OPTIMUM FUNDS HAVE MORE THAN ONE SUB-ADVISER. Each sub-adviser advises only a portion of an Optimum Fund's assets. As a result, the future performance of each sub-adviser will affect the performance of an Optimum Fund only with respect to the percentage of the Fund's assets that it advises. Furthermore, the proportion of an Optimum Fund's assets that the Manager initially allocates to each sub-adviser may change over time because
    (1) the Manager can change the percentage of a Fund's assets allocated to a sub-adviser at any time, and (2) the assets under management by any sub-adviser will increase or decrease depending upon the performance and market value of those sub-advised assets. Initially, the Manager expects to allocate a Fund's assets approximately equally to each of the Fund's sub-advisers. You should consider the Manager's discretion to change the asset allocation among sub-advisers and the Funds' ability to change sub-advisers and alter the number of sub-advisers when reviewing the Composite Performance.

o SUB-ADVISER AND BENCHMARK PERFORMANCE ARE AVERAGES FOR THE PERIODS SHOWN. The information below shows average annual total rates of return for the periods indicated, but does not reflect the volatility that may occur within a given period.

The following tables provide average annual total returns for the periods ended March 31, 2005.


                              LARGE CAP GROWTH FUND

                         T. ROWE PRICE ASSOCIATES, INC.


                                                                                         SINCE       INCEPTION
                                 1 YEAR        3 YEARS       5 YEARS     10 YEARS      INCEPTION       DATE
                               ----------    ----------    ----------   ----------    ----------    ----------
T. Rowe Price Growth Stock
   Fund                              3.50%         2.50%        -2.43%       10.87%        11.07%      4/11/50
S&P 500 Stock Index                  6.69%         2.75%        -3.16%       10.79%        11.83%            -
Russell 1000 Growth Index
   (incepted 12/31/78)               1.16%        -0.69%       -11.28%        8.15%            -             -



The performance information provided by T. Rowe Price Associates, Inc. ("T. Rowe") is for the Investor Class of the T. Rowe Price Growth Stock Fund, which is managed substantially similarly to the Fund and which T. Rowe believes is the most appropriate measure of its investment record. Performance for the T. Rowe Price Growth Stock Fund has been calculated in accordance with SEC requirements. The Investor Class of the T. Rowe Price Growth Stock Fund does not have a sales charge or 12b-1 expenses. Other share classes of the Fund carry 12b-1 expenses, and accordingly, the performance of those classes would be lower.


                         MARSICO CAPITAL MANAGEMENT, LLC


                                                                                         SINCE       INCEPTION
                                 1 YEAR        3 YEARS       5 YEARS     10 YEARS      INCEPTION       DATE
                               ----------    ----------    ----------   ----------    ----------    ----------
Marsico Growth Fund
   Composite                         6.62%         5.00%         4.76%           -          8.21%     12/31/97
S&P 500 Stock Index                  6.69%         2.75%        -3.16%           -          4.29%            -
Russell 1000 Growth Index            1.16%        -0.69%       -11.28%           -          1.17%            -



The Marsico Growth Fund Composite as calculated by Marsico Capital Management, LLC ("Marsico") includes the sole proprietary mutual fund managed exclusively by Marsico in the investment style substantially similar to the Optimum Large Cap Growth Fund's investment style. Other accounts, including other sub-advised mutual funds, are not included in this Composite. Performance for the Composite has been calculated in accordance with the requirements of the SEC and the Amended and Restated AIMR-PPS Standards. The fund included in the Composite is a no-load retail mutual fund, and as such, does not have a sales charge. The results of this fund have been calculated net of fees and trading expenses in accordance with SEC staff interpretations in this area.


UNUSUAL SHORT-TERM PERFORMANCE CANNOT BE SUSTAINED INDEFINITELY, AND INVESTORS ARE ADVISED TO REVIEW SHORT-, INTERMEDIATE-, AND LONG-TERM RETURNS WHEN EVALUATING PERFORMANCE. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE SHOWN WAS PREPARED BY EACH SUB-ADVISER AND NOT THE MANAGER. THE MANAGER BELIEVES THAT SUCH THIRD-PARTY INFORMATION IS RELIABLE, BUT DOES NOT GUARANTEE ITS ACCURACY, TIMELINESS, OR COMPLETENESS. IN ADDITION, THE INFORMATION PRESENTED IS CURRENT AS OF THE DATE SHOWN BUT MAY NOT BE CURRENT AS OF THE DATE YOU ARE REVIEWING THE APPENDIX. CONSEQUENTLY, THE CURRENT COMPOSITE PERFORMANCE MAY VARY FROM THAT SHOWN.

                              LARGE CAP VALUE FUND

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY


                                                                                         SINCE       INCEPTION
                                 1 YEAR        3 YEARS       5 YEARS     10 YEARS      INCEPTION       DATE
                               ----------    ----------    ----------   ----------    ----------    ----------
MFS Composite
   (MFS Value Fund Class C)         13.47%         5.79%         7.48%           -         12.62%       1/2/96
S&P 500 Stock Index                  6.69%         2.74%        -3.16%           -         11.13%            -
Russell 1000 Value Index            13.17%         7.16%         5.19%           -         14.46%            -


The Massachusetts Financial Services Company ("MFS") Composite provided by MFS includes only the MFS Value Fund, which is managed substantially similarly to the Fund and which MFS believes is the most appropriate measure of its investment record. Performance for the MFS Value Fund has been calculated in accordance with the requirements of the SEC. The MFS Value Fund Class C incepted on November 5, 1997. The C Class shares the portfolio of the existing Class A shares of the Fund. The total return figures have been calculated using the performance data of the retail fund up to the inception date of the C Class, and the actual performance results of the C Class since that date. The "inception date" shown in the above table is the date on which Class A started operations. The performance results of the retail fund have not been adjusted to reflect the 12b-1 fee associated with the C Class. Had these fees been included, the performance would have been lower.

                        TCW INVESTMENT MANAGEMENT COMPANY


                                                                                         SINCE       INCEPTION
                                 1 YEAR        3 YEARS       5 YEARS     10 YEARS      INCEPTION       DATE
                               ----------    ----------    ----------   ----------    ----------    ----------
TCW Composite                       11.53%         9.89%            -            -         10.62%       1/1/02
S&P 500 Stock Index                  6.69%         2.75%            -            -          2.62%            -
Russell 1000 Value Index            13.17%         7.16%            -            -          7.91%            -



The performance of this Composite includes the performance of accounts with substantially similar investment objectives, policies and strategies to those of the Optimum Large Cap Value Fund. The performance of this Composite has been calculated in accordance with AIMR standards and net of the maximum standard fee charged institutional clients without taking into account breakpoints. The performance of the mutual fund accounts in this Composite has been calculated in accordance with the requirements of the SEC.


UNUSUAL SHORT-TERM PERFORMANCE CANNOT BE SUSTAINED INDEFINITELY, AND INVESTORS ARE ADVISED TO REVIEW SHORT-, INTERMEDIATE-, AND LONG-TERM RETURNS WHEN EVALUATING PERFORMANCE. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE SHOWN WAS PREPARED BY EACH SUB-ADVISER AND NOT THE MANAGER. THE MANAGER BELIEVES THAT SUCH THIRD-PARTY INFORMATION IS RELIABLE, BUT DOES NOT GUARANTEE ITS ACCURACY, TIMELINESS, OR COMPLETENESS. IN ADDITION, THE INFORMATION PRESENTED IS CURRENT AS OF THE DATE SHOWN BUT MAY NOT BE CURRENT AS OF THE DATE YOU ARE REVIEWING THE APPENDIX. CONSEQUENTLY, THE CURRENT COMPOSITE PERFORMANCE MAY VARY FROM THAT SHOWN.

                              SMALL CAP GROWTH FUND

                     COLUMBIA WANGER ASSET MANAGEMENT, L.P.


                                                                                         SINCE       INCEPTION
                                 1 YEAR        3 YEARS       5 YEARS     10 YEARS      INCEPTION       DATE
                               ----------    ----------    ----------   ----------    ----------    ----------
Wanger Small Cap Equity
   Composite                        13.75%        10.43%         8.66%           -         14.17%       4/1/96
Russell 2000 Growth Index            0.87%         4.01%        -6.60%           -          3.28%            -
Russell 2000 Index                   5.41%         8.05%         4.01%           -          8.53%            -


The performance of this Composite includes the performance of accounts with substantially similar investment objectives, policies and strategies to those of the Optimum Small Cap Growth Fund. The performance of this Composite has been calculated in accordance with AIMR standards and net of a model investment advisory fee equal to the highest fee that could have been charged to any account in the Composite. The performance of the mutual fund accounts in this Composite has been calculated in accordance with the requirements of the SEC.

                         OBERWEIS ASSET MANAGEMENT, INC.


                                                                                         SINCE       INCEPTION
                                 1 YEAR        3 YEARS       5 YEARS     10 YEARS      INCEPTION       DATE
                               ----------    ----------    ----------   ----------    ----------    ----------
Oberweis Composite                  -2.45%        11.43%        -1.38%       10.76%        14.59%       1/1/88
Russell 2000 Growth Index            0.87%         4.01%        -6.60%        5.80%         8.35%            -
Russell 2000 Index                   5.41%         8.05%         4.01%       10.43%        11.61%            -


The performance of this Composite includes the performance of accounts with substantially similar investment objectives, policies and strategies to those of the Optimum Small Cap Growth Fund. The performance of this Composite has been calculated in accordance with AIMR standards and net of a model investment advisory fee equal to the highest fee that could have been charged to any account in the Composite. The performance of the mutual fund accounts in this Composite has been calculated in accordance with the requirements of the SEC.

UNUSUAL SHORT-TERM PERFORMANCE CANNOT BE SUSTAINED INDEFINITELY, AND INVESTORS ARE ADVISED TO REVIEW SHORT-, INTERMEDIATE-, AND LONG-TERM RETURNS WHEN EVALUATING PERFORMANCE. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE SHOWN WAS PREPARED BY EACH SUB-ADVISER AND NOT THE MANAGER. THE MANAGER BELIEVES THAT SUCH THIRD-PARTY INFORMATION IS RELIABLE, BUT DOES NOT GUARANTEE ITS ACCURACY, TIMELINESS, OR COMPLETENESS. IN ADDITION, THE INFORMATION PRESENTED IS CURRENT AS OF THE DATE SHOWN BUT MAY NOT BE CURRENT AS OF THE DATE YOU ARE REVIEWING THE APPENDIX. CONSEQUENTLY, THE CURRENT COMPOSITE PERFORMANCE MAY VARY FROM THAT SHOWN.

                              SMALL CAP VALUE FUND

                   HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC


                                                                                         SINCE       INCEPTION
                                 1 YEAR        3 YEARS       5 YEARS     10 YEARS      INCEPTION       DATE
                               ----------    ----------    ----------   ----------    ----------    ----------
Hotchkis and Wiley Small
 Cap Value Composite                14.69%        23.17%        28.31%       16.91%        14.48%     10/01/85
Russell 2000 Value Index             9.79%        11.48%        15.42%       14.28%        13.35%            -


The performance of this Composite includes the performance of accounts with substantially similar investment objectives, policies and strategies to those of the Optimum Small Cap Value Fund. The performance of this Composite has been calculated in accordance with acceptable methods set forth by AIMR-PPS standards and net of the actual investment advisory fees charged to accounts in the Composite. The performance of the mutual fund accounts in this Composite have been calculated in accordance with the requirements of the SEC and have included only the performance of the institutional share class, which differ from the other share classes only by not having a 12b-1 fee.

    DELAFIELD ASSET MANAGEMENT DIVISION OF REICH & TANG ASSET MANAGEMENT, LLC


                                                                                         SINCE       INCEPTION
                                 1 YEAR        3 YEARS       5 YEARS     10 YEARS      INCEPTION       DATE
                               ----------    ----------    ----------   ----------    ----------    ----------
Delafield Asset Management's
   Normal Risk Composite             15.9%         11.2%         16.9%        14.0%         15.0%       1/1/93
Russell 2000 Value Index             9.79%        11.48%        15.42%       14.28%         13.7%            -



The performance of this Composite includes the performance of accounts with substantially similar investment objectives, policies and strategies to those of the Optimum Small Cap Value Fund. The performance of this Composite has been calculated in accordance with AIMR standards and has been calculated net of investment advisory fees and expenses and is based on a 1.00% fee per annum. The performance of mutual fund account(s) in this Composite has been calculated in accordance with the requirements of the SEC.


UNUSUAL SHORT-TERM PERFORMANCE CANNOT BE SUSTAINED INDEFINITELY, AND INVESTORS ARE ADVISED TO REVIEW SHORT-, INTERMEDIATE-, AND LONG-TERM RETURNS WHEN EVALUATING PERFORMANCE. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE SHOWN WAS PREPARED BY EACH SUB-ADVISER AND NOT THE MANAGER. THE MANAGER BELIEVES THAT SUCH THIRD-PARTY INFORMATION IS RELIABLE, BUT DOES NOT GUARANTEE ITS ACCURACY, TIMELINESS, OR COMPLETENESS. IN ADDITION, THE INFORMATION PRESENTED IS CURRENT AS OF THE DATE SHOWN BUT MAY NOT BE CURRENT AS OF THE DATE YOU ARE REVIEWING THE APPENDIX. CONSEQUENTLY, THE CURRENT COMPOSITE PERFORMANCE MAY VARY FROM THAT SHOWN.

                               INTERNATIONAL FUND

                      MONDRIAN INVESTMENT PARTNERS LIMITED


                                                                                         SINCE       INCEPTION
                                 1 YEAR        3 YEARS       5 YEARS     10 YEARS      INCEPTION       DATE
                               ----------    ----------    ----------   ----------    ----------    ----------
Mondrian Composite                  21.14%        15.97%         9.37%       10.97%        10.67%    10/1/1991
Morgan Stanley Capital
   International EAFE Index         15.06%        11.64%        -1.15%        5.41%         5.98%            -


The performance of this Mondrian Investment Partners Limited ("Mondrian") Composite includes the performance of all accounts with substantially similar investment objectives, policies and strategies to those of the Optimum International Fund. The performance of this Composite has been calculated in accordance with AIMR standards and net of fees. The performance of the mutual fund accounts in this Composite have been calculated in accordance with the requirements of the SEC.

                        MARSICO CAPITAL MANAGEMENT, LLC


                                                                                         SINCE       INCEPTION
                                 1 YEAR        3 YEARS       5 YEARS     10 YEARS      INCEPTION       DATE
                               ----------    ----------    ----------   ----------    ----------    ----------
Marsico International
   Opportunities Fund
   Composite                         5.05%        12.22%            -            -          4.04%      6/30/00
Morgan Stanley Capital
   International EAFE Index         15.06%        11.64%            -            -         -0.36%            -



The Marsico International Opportunities Fund Composite as calculated by Marsico Capital Management, LLC ("Marsico") includes the sole proprietary mutual fund managed exclusively by Marsico in the investment style substantially similar to the Optimum International Fund's investment style. Other accounts, including other sub-advised mutual funds, are not included in this Composite. Performance for the Composite has been calculated in accordance with the requirements of the SEC and the Amended and Restated AIMR-PPS Standards, the U.S. and Canadian Version of GIPS ("AIMR Standards"). The fund included in the Composite is a no-load retail mutual fund, and as such, does not have a sales charge. The results of this fund have been calculated net of fees and trading expenses in accordance with SEC staff interpretations in this area.


UNUSUAL SHORT-TERM PERFORMANCE CANNOT BE SUSTAINED INDEFINITELY, AND INVESTORS ARE ADVISED TO REVIEW SHORT-, INTERMEDIATE-, AND LONG-TERM RETURNS WHEN EVALUATING PERFORMANCE. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE SHOWN WAS PREPARED BY EACH SUB-ADVISER AND NOT THE MANAGER. THE MANAGER BELIEVES THAT SUCH THIRD-PARTY INFORMATION IS RELIABLE, BUT DOES NOT GUARANTEE ITS ACCURACY, TIMELINESS, OR COMPLETENESS. IN ADDITION, THE INFORMATION PRESENTED IS CURRENT AS OF THE DATE SHOWN BUT MAY NOT BE CURRENT AS OF THE DATE YOU ARE REVIEWING THE APPENDIX. CONSEQUENTLY, THE CURRENT COMPOSITE PERFORMANCE MAY VARY FROM THAT SHOWN.

                                FIXED INCOME FUND

                  DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
                      DOING BUSINESS AS SCUDDER INVESTMENTS


                                                                                         SINCE       INCEPTION
                                 1 YEAR        3 YEARS       5 YEARS     10 YEARS      INCEPTION       DATE
                               ----------    ----------    ----------   ----------    ----------    ----------
Scudder Investments Core
   Fixed Income Composite            1.63%         6.48%         7.54%        7.51%         7.24%       1/1/93
Lehman Brothers Aggregate
   Bond Index                        1.15%         5.99%         7.14%        7.14%         6.77%            -


The performance of this Composite includes the performance of all fee-paying accounts equal to or greater than $10 million managed on a fully discretionary basis with a substantially similar strategies to those of the Optimum Fixed Income Fund. The performance of this Composite has been prepared in compliance with AIMR standards and net of fees. Composite accounts include all portfolios managed for Deutsche Asset Management Americas by Deutsche Bank Trust Company Americas, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Asset Management Canada Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.

UNUSUAL SHORT-TERM PERFORMANCE CANNOT BE SUSTAINED INDEFINITELY, AND INVESTORS ARE ADVISED TO REVIEW SHORT-, INTERMEDIATE-, AND LONG-TERM RETURNS WHEN EVALUATING PERFORMANCE. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE SHOWN WAS PREPARED BY EACH SUB-ADVISER AND NOT THE MANAGER. THE MANAGER BELIEVES THAT SUCH THIRD-PARTY INFORMATION IS RELIABLE, BUT DOES NOT GUARANTEE ITS ACCURACY, TIMELINESS, OR COMPLETENESS. IN ADDITION, THE INFORMATION PRESENTED IS CURRENT AS OF THE DATE SHOWN BUT MAY NOT BE CURRENT AS OF THE DATE YOU ARE REVIEWING THE APPENDIX. CONSEQUENTLY, THE CURRENT COMPOSITE PERFORMANCE MAY VARY FROM THAT SHOWN.

THE BENCHMARKS


The Appendix shows how the returns of the Comparable Funds and/or the Account Composites of each of the Sub-Advisers compare to the returns of a broad-based securities market index, an index of funds with similar investment objectives, and/or a blended index. Broad-based securities market indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities market index.

RUSSELL 1000 GROWTH INDEX

This index measures the performance of those Russell 1000 companies (the 1,000 largest companies included in the Russell 3000 Index) with higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth values than the Value universe. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies, as determined by total market capitalization.

RUSSELL 1000 VALUE INDEX

This index measures the performance of those Russell 1000 companies (the 1,000 largest companies included in the Russell 3000 Index) with lower price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values than the Growth universe. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies, as determined by total market capitalization.

RUSSELL 2000 GROWTH INDEX

This index measures the performance of those Russell 2000 companies (all 2,000 companies included in the Russell 2000 Index) with higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth values than the Value universe. The Russell 2000 Index measures the performance of the 2,000 smallest companies included in the Russell 3000 Index.

RUSSELL 2000 VALUE INDEX

This index measures the performance of those Russell 2000 companies (all 2,000 companies included in the Russell 2000 Index) with lower price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values than the Growth universe. The Russell 2000 Index measures the performance of the 2,000 smallest companies included in the Russell 3000 Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST (EAFE)
INDEX


This index measures the performance of over 1,000 equity securities issued by companies located in 21 countries and listed on the stock exchanges of Europe, Australasia, and the Far East. Returns are based in U.S. dollars.


LEHMAN BROTHERS AGGREGATE BOND INDEX

This index covers investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more.

S&P 500 STOCK INDEX


This Index tracks the performance of a selected group of 500 stocks.

                       This page intentionally left blank.

Optimum Large Cap Growth Fund    Additional information about each Fund's
Optimum Large Cap Value Fund     investments is available in the Funds'
Optimum Small Cap Growth Fund    annual and semiannual reports to
Optimum Small Cap Value Fund     shareholders. In the Funds' shareholder
Optimum International Fund       reports, you will find a discussion of the
Optimum Fixed Income Fund        market conditions and investment
                                 strategies that significantly affected
                                 each Fund's performance during the report period. You can find more detailed information about the Funds in the current
                                 Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission
                                 (SEC) and which is legally considered a
                                 part of this prospectus. If you want a
                                 free copy of the SAI or an annual or
                                 semiannual report, or if you have any
                                 questions about investing in a Fund,
                                 please contact your participating
                                 securities dealer or other financial
                                 intermediary. If you hold Fund shares
                                 directly with the Funds' service agent,
                                 call toll-free (800) 914-0278.

                                 You can find reports and other information about the Funds on the Edgar Database on the SEC's web site (http://www.sec.gov). You can also get copies of this information, after paying a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the Public Reference Room by calling the SEC at
                                 (202) 942-8090.

                                 OPTIMUM FUND NAME
                                 (CUSIP NUMBER; FUND NUMBER)

                                 Optimum Large Cap Growth Fund
                                 Class A (246118707; 901) / Class B (246118806;
                                 902) / Class C (246118889; 903)

                                 Optimum Large Cap Value Fund
                                 Class A (246118863; 905) / Class B (246118855;
                                 906) / Class C (246118848; 907)

                                 Optimum Small Cap Growth Fund
                                 Class A (246118822; 909) / Class B (246118814;
                                 910) / Class C (246118798; 911)

                                 Optimum Small Cap Value Fund
                                 Class A (246118772; 913) / Class B (246118764;
                                 914) / Class C (246118756; 915)

                                 Optimum International Fund
                                 Class A (246118731; 917) / Class B (246118723;
                                 918) / Class C (246118715; 919)

                                 Optimum Fixed Income Fund
                                 Class A (246118681; 921) / Class B (246118673;
                                 922) / Class C (246118665; 923)

                                 Investment Company Act file number: 811-21335

PROSPECTUS  JULY 29, 2005


                    OPTIMUM LARGE CAP GROWTH FUND
                    OPTIMUM LARGE CAP VALUE FUND
                    OPTIMUM SMALL CAP GROWTH FUND
                    OPTIMUM SMALL CAP VALUE FUND
                    OPTIMUM INTERNATIONAL FUND
                    OPTIMUM FIXED INCOME FUND

                    INSTITUTIONAL CLASS

                    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   Optimum Fund Trust o 2005 Market Street o Philadelphia, Pennsylvania 19103

TABLE OF CONTENTS


WHAT ARE THE FUNDS' GOALS, STRATEGIES,
 AND RISKS?                                                         page 2
Optimum Large Cap Growth Fund                                            2
Optimum Large Cap Value Fund                                             4
Optimum Small Cap Growth Fund                                            6
Optimum Small Cap Value Fund                                             8
Optimum International Fund                                              10
Optimum Fixed Income Fund                                               12

HOW HAVE THE FUNDS PERFORMED?                                      page 14

WHAT ARE THE FUNDS' FEES AND EXPENSES?                             page 20

MORE INFORMATION ABOUT THE FUNDS' RISKS                            page 23

DISCLOSURE OF PORTFOLIO HOLDINGS
   INFORMATION                                                     page 26

WHO MANAGES THE FUNDS?                                             page 27
Investment manager                                                      27
Sub-advisers and portfolio managers                                     27
Who's Who?                                                              30

ABOUT YOUR ACCOUNT                                                 page 32
Investing in the Funds                                                  32
How to buy shares                                                       33
Fair valuation                                                          33
How to sell shares                                                      34
How to transfer shares                                                  34
Account minimums                                                        34
Exchanges                                                               35
Frequent trading of Fund shares                                         35
Dividends, distributions and taxes                                      37

FINANCIAL HIGHLIGHTS                                               page 38

APPENDIX                                                           page 44

PROFILE: OPTIMUM LARGE CAP GROWTH FUND

WHAT IS THE FUND'S GOAL?

        The Large Cap Growth Fund seeks long-term growth of capital.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of large market capitalization companies. This policy may be changed only upon 60 days' prior notice to shareholders. For purposes of this Fund, large market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 1000 Growth Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. Companies whose market capitalization no longer meets this definition after purchase continue to be considered to have a large capitalization for purposes of this 80% policy.

The Fund intends to invest primarily in common stocks of U.S. companies, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants, and securities convertible into common stocks. In keeping with the Fund's goal, the Fund may also invest in foreign securities; futures, options, and other derivatives; and fixed income securities, including those rated below investment grade.

The Fund's manager, Delaware Management Company (the "Manager"), has selected T. Rowe Price Associates, Inc. ("T. Rowe Price") and Marsico Capital Management, LLC ("Marsico Capital") to serve as the Fund's sub-advisers. Each sub-adviser is responsible for the day-to-day investment management of the portion of the Fund's assets that the Manager allocates to the sub-adviser. The Manager may change the allocation at any time. The relative values of each sub-adviser's share of the Fund's assets also may change over time. Each sub-adviser selects investments for its portion of the Fund based on its own investment style and strategy.

In managing its portion of the Fund's assets, T. Rowe Price mostly seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In selecting investments for the Portfolio(s), Marsico uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach takes into consideration such macro-economic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.


In response to market, economic, political or other conditions, a sub-adviser may temporarily use a different investment strategy for defensive purposes. If a sub-adviser does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund's investment objective is non-fundamental and may be charged without shareholder approval. However, the Fund's Board of Trustees must approve any changes to non-fundamental investment objectives, and the Fund will notify shareholders prior to a material change in the Fund's objective.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest.

The Fund's performance may be affected by one or more of the following risks, which are described in more detail in the section "More information about the Funds' risks."

DERIVATIVES RISK - The Fund's investments in derivatives may rise or fall more rapidly than other investments.

EQUITY RISK - Stocks and other equity securities generally fluctuate in value more than bonds.

FIXED INCOME RISK - Investments in fixed income securities may subject the Fund to the following risks:

   CREDIT RISK - An issuer of a security may not be able to make interest and principal payments when due.

   INTEREST RATE RISK - In general, securities, particularly bonds with longer maturities, will decrease in value if interest rates rise and increase in value if interest rates fall.

   LOWER RATED SECURITIES RISK - "Junk" or "high yield, high risk" bonds, while generally having higher yields, are subject to reduced creditworthiness of issuers, increased risks of default and a more limited and less liquid secondary market than higher rated securities.

FOREIGN RISK - The Fund's investments in foreign securities may be adversely affected by political developments, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards. Foreign securities markets may be less liquid and more volatile than U.S. markets.

   CURRENCY RISK - Changes in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment.

   EMERGING MARKETS RISK - Risks associated with international investing will be greater in emerging markets than in more developed foreign markets.

INVESTMENT STYLE RISK - The sub-advisers primarily use a particular style or set of styles - in this case "growth" styles - to select investments for the Fund. Those styles may not produce the best results over short or longer time periods and may increase the volatility of the Fund's share price.

   GROWTH INVESTING RISK - "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. "Growth" stocks also tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

ISSUER-SPECIFIC RISK - The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

LARGE CAPITALIZATION COMPANIES RISK - Large capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Fund's share price may not rise as much as the share prices of funds that focus on smaller capitalization companies.

MARKET RISK - This is the risk that all or a majority of the securities in a certain market - like the stock or bond market - will decline in value because of factors such as adverse political or economic conditions, future expectations or investor confidence or heavy institutional selling.

PORTFOLIO MANAGEMENT RISK - The sub-advisers' strategies and their securities selections might fail to produce the intended result.

PORTFOLIO TURNOVER RISK - High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher Fund expenses and could reduce investment returns.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your participating securities dealer or other financial intermediary to determine whether it is an appropriate investment for you.

PROFILE: OPTIMUM LARGE CAP VALUE FUND

WHAT IS THE FUND'S GOAL?

        The Large Cap Value Fund seeks long-term growth of capital. The Fund may also seek income.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of large market capitalization companies. This policy may be changed only upon 60 days' prior notice to shareholders. For purposes of this Fund, large market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 1000 Value Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. Companies whose market capitalization no longer meets this definition after purchase continue to be considered to have a large capitalization for purposes of this 80% policy.

The Fund intends to invest primarily in common stocks of U.S. companies, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth and income, such as preferred stocks, warrants, and securities convertible into common stocks. In keeping with the Fund's goal, the Fund may also invest in foreign securities; futures, options, and other derivatives; and fixed income securities, including those rated below investment grade.


The Fund's manager, Delaware Management Company (the "Manager"), has selected Massachusetts Financial Services Company ("MFS") and TCW Investment Management Company ("TCW"), to serve as the Fund's sub-advisers. Each sub-adviser is responsible for the day-to-day investment management of the portion of the Fund's assets that the Manager allocates to the sub-adviser. The Manager may change the allocation at any time. The relative values of each sub-adviser's share of the Fund's assets also may change over time. Each sub-adviser selects investments for its portion of the Fund based on its own investment style and strategy.


In managing its portion of the Fund's assets, MFS seeks to achieve a gross yield that exceeds that of the Standard & Poor's 500 Index. MFS uses a "bottom-up" stock selection approach. This means that MFS selects securities based upon fundamental analysis of factors such as earnings, cash flows, competitive position, and management's abilities.


In managing its portion of the Fund's assets, TCW employs a highly disciplined investment process that has three steps. First, TCW quantitatively analyzes the investable universe for companies that meet one (or more) of our five value characteristics. Given TCW's yield objectives, dividend yield is the most heavily weighted of the five valuation criteria. The remaining four are price to earnings, price to cash flow, price to book value, and price to sales ratios equal to or lower than the overall market, as defined by the Standard & Poor's 500 Index. The second step is in-depth fundamental analysis. TCW's goal is to find a fundamental catalyst that will lead to the stock value being realized in the market place such as new or strong management, new products or market niche, or a restructuring. The third step is portfolio construction.

In response to market, economic, political or other conditions, a sub-adviser may temporarily use a different investment strategy for defensive purposes. If a sub-adviser does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund's investment objective is non-fundamental and may be charged without shareholder approval. However, the Fund's Board of Trustees must approve any changes to non-fundamental investment objectives, and the Fund will notify shareholders prior to a material change in the Fund's objective.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest.


The Fund's performance may be affected by one or more of the following risks, which are described in more detail in the section "More information about the Funds' risks."


DERIVATIVES RISK - The Fund's investments in derivatives may rise or fall more rapidly than other investments.

EQUITY RISK - Stocks and other equity securities generally fluctuate in value more than bonds.

FIXED INCOME RISK - Investments in fixed income securities may subject the Fund to the following risks:

   CREDIT RISK - An issuer of a security may not be able to make interest and principal payments when due.

   INTEREST RATE RISK - In general, securities, particularly bonds with longer maturities, will decrease in value if interest rates rise and increase in value if interest rates fall.

   LOWER RATED SECURITIES RISK - "Junk" or "high yield, high risk" bonds, while generally having higher yields, are subject to reduced creditworthiness of issuers, increased risks of default and a more limited and less liquid secondary market than higher rated securities.

FOREIGN RISK - The Fund's investments in foreign securities may be adversely affected by political developments, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards. Foreign securities markets may be less liquid and more volatile than U.S. markets.

   CURRENCY RISK - Changes in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment.

   Emerging Markets Risk - Risks associated with international investing will be greater in emerging markets than in more developed foreign markets.

INVESTMENT STYLE RISK - The sub-advisers primarily use a particular style or set of styles - in this case "value" styles - to select investments for the Fund. Those styles may not produce the best results over short or longer time periods and may increase the volatility of the Fund's share price.

   VALUE INVESTING RISK - "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

ISSUER-SPECIFIC RISK - The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

LARGE CAPITALIZATION COMPANIES RISK - Large capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Fund's share price may not rise as much as the share prices of funds that focus on smaller capitalization companies.

MARKET RISK - This is the risk that all or a majority of the securities in a certain market - like the stock or bond market - will decline in value because of factors such as adverse political or economic conditions, future expectations or investor confidence.

PORTFOLIO MANAGEMENT RISK - The sub-advisers' strategies and their securities selections might fail to produce the intended result.

PORTFOLIO TURNOVER RISK - High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher Fund expenses and could reduce investment returns.


REAL ESTATE INDUSTRY RISK - Investments in REITs may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, as amended, and/or to maintain exemptions from the 1940 Act. To the extent that the Fund holds real estate directly, as a result of defaults, or receives rental income from its real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund may also be affected by interest rate changes, particularly if the real estate investment trusts hold in the Fund use floating rate debt to finance their ongoing operations.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your participating securities dealer or other financial intermediary to determine whether it is an appropriate investment for you.

PROFILE: OPTIMUM SMALL CAP GROWTH FUND

WHAT IS THE FUND'S GOAL?

      The Small Cap Growth Fund seeks long-term growth of capital.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small market capitalization companies. This policy may be changed only upon 60 days' prior notice to shareholders. For purposes of this Fund, small market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000 Growth Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. Companies whose market capitalization no longer meets this definition after purchase continue to be considered to have a small-capitalization for purposes of this 80% policy.

The Fund intends to invest primarily in common stocks of U.S. companies, but it may also invest in other securities that the sub-adviser believes provide opportunities for capital growth, such as preferred stocks, warrants, and securities convertible into common stocks. In keeping with the Fund's goal, the Fund may also invest in foreign securities; futures, options, and other derivatives; and fixed income securities, including those rated below investment grade.

The Fund's manager, Delaware Management Company (the "Manager"), has selected Columbia Wanger Asset Management, L.P. ("Columbia WAM") and Oberweis Asset Management, Inc. ("OAM") to serve as the Fund's sub-advisors. Each sub-advisor is responsible for the day-to-day investment management of the portion of the Fund's assets that the Manager allocates to the sub-advisor. The Manager may change the allocation at any time. The relative values of each sub-advisor's share of the Fund's assets also may change over time. Each sub-advisor selects investments for its portion of the Fund based on its own investment style and strategy.

In managing its portion of the Fund's assets, Columbia WAM typically looks for companies with: a strong business franchise that offers growth potential; products and services that give the company a competitive advantage; and/or a stock price that Columbia WAM believes is reasonable relative to the assets and earnings power of the company. Columbia WAM may identify what it believes are important economic, social or technological trends and try to identify companies it thinks will benefit from these trends. Columbia WAM relies primarily on independent, internally generated research to uncover companies that may be less well known than the more popular names. To find these companies, Columbia WAM compares growth potential, financial strength and fundamental value among companies.

In managing its portion of the Fund's assets, OAM seeks to invest in those companies it considers to have above-average long-term growth potential based on its analysis of eight factors. OAM considers or reviews the following factors and information as guidelines to identify such companies: extraordinarily rapid growth in revenue; extraordinarily rapid growth in pre-tax income; a reasonable price/earnings ratio in relation to the company's underlying growth rate; products or services that offer the opportunity for substantial future growth; favorable recent trends in revenue and earnings growth, ideally showing acceleration; reasonable price-to-sales ratio based on the company's underlying growth prospects and profit margins; the company's financial statements, particularly footnotes, to identify unusual items which may indicate future problems; and, high relative strength in the market, in that the company's stock has outperformed at least 75% of other stocks in the market over the preceding twelve months. Such factors and the relative weight given to each will vary with economic and market conditions and the type of company being evaluated. No one factor will justify, and any one factor could rule out, an investment in a particular company.


In response to market, economic, political or other conditions, a sub-advisor may temporarily use a different investment strategy for defensive purposes. If a sub-advisor does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund's investment objective is non-fundamental and may be charged without shareholder approval. However, the Fund's Board of Trustees must approve any changes to non-fundamental investment objectives, and the Fund will notify shareholders prior to a material change in the Fund's objective.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The Fund's performance may be affected by one or more of the following risks, which are described in more detail in the section "More information about the Funds' risks."

DERIVATIVES RISK - The Fund's investments in derivatives may rise or fall more rapidly than other investments.

EQUITY RISK - Stocks and other equity securities generally fluctuate in value more than bonds.

FIXED INCOME RISK - Investments in fixed income securities may subject the Fund to the following risks:

   CREDIT RISK - An issuer of a security may not be able to make interest and principal payments when due.

   INTEREST RATE RISK - In general, securities, particularly bonds with longer maturities, will decrease in value if interest rates rise and increase in value if interest rates fall.

   LOWER RATED SECURITIES RISK - "Junk" or "high yield, high risk" bonds, while generally having higher yields, are subject to reduced creditworthiness of issuers, increased risks of default and a more limited and less liquid secondary market than higher rated securities.

FOREIGN RISK - The Fund's investments in foreign securities may be adversely affected by political developments, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards. Foreign securities markets may be less liquid and more volatile than U.S. markets.

   CURRENCY RISK - Changes in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment.

   EMERGING MARKETS RISK - Risks associated with international investing will be greater in emerging markets than in more developed foreign markets.

INVESTMENT STYLE RISK - The sub-adviser primarily uses a particular style - in this case, a "growth" style - to select investments for the Fund. This style may not produce the best results over short or longer time periods and may increase the volatility of the Fund's share price.

   GROWTH INVESTING RISK - "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. "Growth" stocks also tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

ISSUER-SPECIFIC RISK - The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

MARKET RISK - This is the risk that all or a majority of the securities in a certain market - like the stock or bond market - will decline in value because of factors such as adverse political or economic conditions, future expectations or investor confidence.

PORTFOLIO MANAGEMENT RISK - The sub-adviser's strategies and its securities selections might fail to produce the intended result.

PORTFOLIO TURNOVER RISK - High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher Fund expenses and could reduce investment returns.

SMALL CAPITALIZATION COMPANIES RISK - Risk is greater for investments in small capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your participating securities dealer or other financial intermediary to determine whether it is an appropriate investment for you.

PROFILE: OPTIMUM SMALL CAP VALUE FUND

WHAT IS THE FUND'S GOAL?

      The Small Cap Value Fund seeks long-term growth of capital.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small market capitalization companies. This policy may be changed only upon 60 days' prior notice to shareholders. For purposes of this Fund, small market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000 Value Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. Companies whose market capitalization no longer meets this definition after purchase continue to be considered to have a small-capitalization for purposes of this 80% policy.

The Fund intends to invest primarily in common stocks of U.S. companies, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants, and securities convertible into common stocks. In keeping with the Fund's goal, the Fund may also invest in foreign securities; futures, options, and other derivatives; and fixed income securities, including those rated below investment grade.

The Fund's manager, Delaware Management Company (the "Manager"), has selected Hotchkis and Wiley Capital Management, LLC ("H&W") and the Delafield Asset Management Division of Reich & Tang Asset Management, LLC ("Delafield") to serve as the Fund's sub-advisers. Each sub-adviser is responsible for the day-to-day investment management of the portion of the Fund's assets that the Manager allocates to the sub-adviser. The Manager may change the allocation at any time. The relative values of each sub-adviser's share of the Fund's assets also may change over time. Each sub-adviser selects investments for its portion of the Fund based on its own investment style and strategy.

In managing its portion of the Fund's assets, H&W employs a disciplined bottom-up, value-oriented investment style with an emphasis on internally generated fundamental research. The investment process is designed to expose the Fund to value factors that the sub-adviser believes will lead to attractive risk-adjusted returns.

In managing its portion of the Fund's assets, Delafield considers factors including the values of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, corporate cash flow, balance sheet changes, management capability and practices, and the economic and political outlook. Although the balance sheet of a company is important to the sub-adviser's analysis, the sub-adviser may invest in financially troubled companies if the sub-adviser believes that the underlying assets are worth far more than the market price of the shares. In addition, companies generating free cash flow will be considered attractive. Securities will also be assessed upon their earning power, stated asset value, and off the balance sheet values. Delafield intends to invest in companies that are managed for the benefit of their shareholders and not by management that believes the most important measure of a company's success is its size.


In response to market, economic, political or other conditions, a sub-adviser may temporarily use a different investment strategy for defensive purposes. If a sub-adviser does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund's investment objective is non-fundamental and may be charged without shareholder approval. However, the Fund's Board of Trustees must approve any changes to non-fundamental investment objectives, and the Fund will notify shareholders prior to a material change in the Fund's objective.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest.

The Fund's performance may be affected by one or more of the following risks, which are described in more detail in the section "More information about the Funds' risks."

DERIVATIVES RISK - The Fund's investments in derivatives may rise or fall more rapidly than other investments.

EQUITY RISK - Stocks and other equity securities generally fluctuate in value more than bonds.

FIXED INCOME RISK - Investments in fixed income securities may subject the Fund to the following risks:

   CREDIT RISK - An issuer of a security may not be able to make interest and principal payments when due.

   INTEREST RATE RISK - In general, securities, particularly bonds with longer maturities, will decrease in value if interest rates rise and increase in value if interest rates fall.

   LOWER RATED SECURITIES RISK - "Junk" or "high yield, high risk" bonds, while generally having higher yields, are subject to reduced creditworthiness of issuers, increased risks of default and a more limited and less liquid secondary market than higher rated securities.

FOREIGN RISK - The Fund's investments in foreign securities may be adversely affected by political developments, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards. Foreign securities markets may be less liquid and more volatile than U.S. markets.

   CURRENCY RISK - Changes in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment.

   EMERGING MARKETS RISK - Risks associated with international investing will be greater in emerging markets than in more developed foreign markets.

INVESTMENT STYLE RISK - The sub-advisers primarily use a particular style or set of styles - in this case "value" styles - to select investments for the Fund. Those styles may not produce the best results over short or longer time periods and may increase the volatility of the Fund's share price.

   VALUE INVESTING RISK - "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

ISSUER-SPECIFIC RISK - The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

MARKET RISK - This is the risk that all or a majority of the securities in a certain market - like the stock or bond market - will decline in value because of factors such as adverse political or economic conditions, future expectations or investor confidence.

PORTFOLIO MANAGEMENT RISK - The sub-advisers' strategies and their securities selections might fail to produce the intended result.

PORTFOLIO TURNOVER RISK - High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher Fund expenses and could reduce investment returns.

SMALL CAPITALIZATION COMPANIES RISK - Risk is greater for investments in small capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your participating securities dealer or other financial intermediary to determine whether it is an appropriate investment for you.

PROFILE: OPTIMUM INTERNATIONAL FUND

WHAT IS THE FUND'S GOAL?

        The International Fund seeks long-term growth of capital. The Fund may also seek income.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? The Fund invests primarily in non-U.S. securities, including securities of issuers located in emerging markets. The Fund does not limit its investments to issuers within a specific market capitalization range.

The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth and income, such as preferred stocks, warrants, and securities convertible into common stocks. In keeping with the Fund's goal, the Fund may also invest in futures, options, and other derivatives; and fixed income securities, including those rated below investment grade.

The Fund's manager, Delaware Management Company (the "Manager"), has selected Mondrian Investment Partners ("Mondrian") and Marsico Capital Management, LLC ("Marsico Capital") to serve as the Fund's sub-advisers. Each sub-adviser is responsible for the day-to-day investment management of the portion of the Fund's assets that the Manager allocates to the sub-adviser. The Manager may change the allocation at any time. The relative values of each sub-adviser's share of the Fund's assets also may change over time. Each sub-adviser selects investments for its portion of the Fund based on its own investment style and strategy.

In managing its portion of the Fund's assets, Mondrian uses a value-oriented approach that emphasizes individual stock selection. Mondrian conducts research on a global basis in an effort to identify securities that have the potential for long-term capital growth and income. The center of the research effort is a value-oriented dividend discount methodology for individual securities and market analysis that isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In deciding to buy or sell an investment, Mondrian also considers movement in the price of individual securities and the impact of currency adjustments on a US domiciled, dollar-based investor.

In managing its portion of the Fund's assets, Marsico uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach takes into consideration such macro-economic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

In response to market, economic, political or other conditions, a sub-adviser may temporarily use a different investment strategy for defensive purposes. If a sub-adviser does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund's investment objective is non-fundamental and may be charged without shareholder approval. However, the Fund's Board of Trustees must approve any changes to non-fundamental investment objectives, and the Fund will notify shareholders prior to a material change in the Fund's objective.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest.

The Fund's performance may be affected by one or more of the following risks, which are described in more detail in the section "More information about the Funds' risks."

DERIVATIVES RISK - The Fund's investments in derivatives may rise or fall more rapidly than other investments.

EQUITY RISK - Stocks and other equity securities generally fluctuate in value more than bonds.

FIXED INCOME RISK - Investments in fixed income securities may subject the Fund to the following risks:

   CREDIT RISK - An issuer of a security may not be able to make interest and principal payments when due.

   INTEREST RATE RISK - In general, securities, particularly bonds with longer maturities, will decrease in value if interest rates rise and increase in value if interest rates fall.

   LOWER RATED SECURITIES RISK - "Junk" or "high yield, high risk" bonds, while generally having higher yields, are subject to reduced creditworthiness of issuers, increased risks of default and a more limited and less liquid secondary market than higher rated securities.

FOREIGN RISK - The Fund's investments in foreign securities may be adversely affected by political developments, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards. Foreign securities markets may be less liquid and more volatile than U.S. markets.

   CURRENCY RISK - Changes in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment.

   EMERGING MARKETS RISK - Risks associated with international investing will be greater in emerging markets than in more developed foreign markets.

ISSUER-SPECIFIC RISK - The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

MARKET RISK - This is the risk that all or a majority of the securities in a certain market - like the stock or bond market - will decline in value because of factors such as adverse political or economic conditions, future expectations or investor confidence.

PORTFOLIO MANAGEMENT RISK - The sub-advisers' strategies and their securities selections might fail to produce the intended result.

PORTFOLIO TURNOVER RISK - High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher Fund expenses and could reduce investment returns.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your participating securities dealer or other financial intermediary to determine whether it is an appropriate investment for you.

PROFILE: OPTIMUM FIXED INCOME FUND

WHAT IS THE FUND'S GOAL?

        The Fixed Income Fund seeks a high level of income. The Fund may also seek growth of capital.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in fixed income securities. This policy may be changed only upon 60 days' prior notice to shareholders. The Fund focuses on securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, corporate debt securities, taxable and tax-exempt municipal securities, and mortgage-backed and asset-backed securities.

The Fund invests primarily in investment grade fixed income securities (that is, those rated in the four highest rating categories by Standard & Poor's Ratings Service ("S&P") or Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined by the Manager or a sub-adviser to be of comparable quality).

The Fund may also invest in high yield securities ("junk bonds") rated BB or lower by S&P or Ba or lower by Moody's or, if unrated, determined by the Manager or a sub-adviser to be of comparable quality. The Fund may invest in securities denominated in foreign currencies and U.S. dollar-denominated securities of foreign issuers. In keeping with the Fund's goal, the Fund may also invest in futures, options, and other derivatives.

The Fund may purchase individual securities of any maturity but generally will maintain a dollar weighted average portfolio maturity of five to ten years. The Fund normally will have a duration that is comparable to that of the Lehman Brothers Aggregate Bond Index. Duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low (short) duration means that its value is less sensitive to interest rate changes, while bonds with a high (long) duration are more sensitive.

The Fund's manager, Delaware Management Company (the "Manager"), has selected Deutsche Investment Management Americas Inc. ("DIMA Inc.") (doing business as Scudder Investments) to serve as the Fund's sub-adviser. The sub-adviser is responsible for the day-to-day investment management of the portion of the Fund's assets that the Manager allocates to the sub-adviser. The Manager also is responsible for the day-to-day investment management of a portion of the Fund's assets. The Manager may change the allocation at any time. The relative values of the Manager's and sub-adviser's share of the Fund's assets also may change over time. The Manager and the sub-adviser select investments for its portion of the Fund based on its own investment style and strategy.

In managing its portion of the Fund's assets, the Manager allocates investments principally among the following three sectors of the fixed income securities market: (1) the U.S. Investment Grade Sector, (2) the U.S. High Yield Sector, and (3) the International Sector. The Manager determines how much to allocate to each of these sectors based on its evaluation of economic and market conditions and its assessment of the returns and potential for appreciation that can be achieved from investments in each of the sectors.

In managing its portion of the Fund's assets, DIMA Inc. utilizes a core U.S. dollar fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. DIMA Inc. generally uses a "bottom-up" approach and focuses on the securities and sectors it believes are undervalued relative to the market, rather than relying on interest rate forecasts. In deciding whether to buy or sell individual securities, DIMA Inc. analyzes their values relative to the values of other similar securities based on a variety of factors, including creditworthiness, cash flow, and price.


In response to market, economic, political or other conditions, the Manager or the sub-adviser may temporarily use a different investment strategy for defensive purposes. If the Manager or the sub-adviser does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund's investment objective is non-fundamental and may be charged without shareholder approval. However, the Fund's Board of Trustees must approve any changes to non-fundamental investment objectives, and the Fund will notify shareholders prior to a material change in the Fund's objective.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest.

The Fund's performance may be affected by one or more of the following risks, which are described in more detail in the section "More information about the Funds' risks."

DERIVATIVES RISK - The Fund's investments in derivatives may rise or fall more rapidly than other investments.

FIXED INCOME RISK - Investments in fixed income securities may subject the Fund to the following risks:

   CREDIT RISK - An issuer of a security may not be able to make interest and principal payments when due.

   INTEREST RATE RISK - In general, securities, particularly bonds with longer maturities, will decrease in value if interest rates rise and increase in value if interest rates fall.


   LOWER RATED SECURITIES RISK - "Junk" or "high yield, high risk" bonds, while generally having higher yields, are subject to reduced creditworthiness of issuers, increased risks of default and a more limited and less liquid secondary market than higher rated securities.


MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK - This is the risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value.

FOREIGN RISK - The Fund's investments in foreign securities may be adversely affected by political developments, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards. Foreign securities markets may be less liquid and more volatile than U.S. markets.

   CURRENCY RISK - Changes in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment.

   EMERGING MARKETS RISK - Risks associated with international investing will be greater in emerging markets than in more developed foreign markets.

   ISSUER-SPECIFIC RISK - The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

LIQUIDITY RISK - The Fund's investments in illiquid securities may reduce its return because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET RISK - This is the risk that all or a majority of the securities in a certain market - like the stock or bond market - will decline in value because of factors such as adverse political or economic conditions, future expectations or investor confidence.

PORTFOLIO MANAGEMENT RISK - The Manager's and the sub-adviser's strategies and their securities selections might fail to produce the intended result.

PORTFOLIO TURNOVER RISK - High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher Fund expenses and could reduce investment returns. The Fund's annual portfolio turnover rate may be considerably in excess of 100%.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your participating securities dealer or other financial intermediary to determine whether it is an appropriate investment for you.

HOW HAVE THE FUNDS PERFORMED?

HOW HAS THE OPTIMUM LARGE CAP GROWTH FUND PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show the return for the Fund's Institutional Class shares for the past calendar year, as well as the average annual returns of all shares for the one-year and lifetime periods. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect an expense cap in effect during the periods. The returns would be lower without the expense cap. Please see footnote 1 on page 21 for additional information about the expense cap.


YEAR-BY-YEAR TOTAL RETURN (Institutional Class)

                    2004                      12.21%


As of June 30, 2005, the Fund's Institutional Class shares had a calendar year-to-date return of -1.51%. During the period illustrated in this bar chart, Institutional Class' highest quarterly return was 11.03% for the quarter ended December, 2004 and its lowest quarterly return was -1.14% for the quarter ended September, 2004.

AVERAGE ANNUAL RETURNS for periods ending 12/31/04



                                                           1 year    Lifetime**
                                                          --------   ----------
Return before taxes                                          12.21%       16.60%
Return after taxes on distributions                          12.21%       16.60%
Return after taxes on distributions
   and sale of Fund shares                                    7.94%       14.18%
Russell 1000(R)Growth Index
   (reflects no deduction for fees,
   expenses or taxes)*                                        6.30%       11.86%


   The Fund's returns are compared to the performance of the Russell 1000 Growth Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


   The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* The Russell 1000 Growth Index reports returns on a monthly basis as of the last day of the month.

** The inception date for the Fund's Institutional Class shares was August 1,
   2003.

HOW HAS THE OPTIMUM LARGE CAP VALUE FUND PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show the return for the Fund's Institutional Class shares for the past calendar year, as well as the average annual returns of all shares for the one-year and lifetime periods. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect an expense cap in effect during the periods. The returns would be lower without the expense cap. Please see footnote 1 on page 21 for additional information about the expense cap.


YEAR-BY-YEAR TOTAL RETURN (Institutional Class)

                    2004                      14.06%


As of June 30, 2005, the Fund's Institutional Class shares had a calendar year-to-date return of 1.46%. During the period illustrated in this bar chart, Institutional Class' highest quarterly return was 9.87% for the quarter ended December 31, 2004 and its lowest quarterly return was 0.61% for the quarter ended September 30, 2004.

AVERAGE ANNUAL RETURNS for periods ending 12/31/04



                                                          1 year    Lifetime**
                                                         --------   ----------
Return before taxes                                         14.06%       20.68%
Return after taxes on distributions                         13.73%       20.37%
Return after taxes on distributions
   and sale of Fund shares                                   9.54%       17.65%
Russell 1000(R)Value Index
   (reflects no deduction for fees,
   expenses or taxes)*                                      16.49%       22.96%


   The Fund's returns are compared to the performance of the Russell 1000 Value Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


   The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* The Russell 1000 Value Index reports returns on a monthly basis as of the last day of the month.

** The inception date for the Fund's Institutional Class shares was August 1,
   2003.

HOW HAS THE OPTIMUM SMALL CAP GROWTH FUND PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show the return for the Fund's Institutional Class shares for the past calendar year, as well as the average annual returns of all shares for the one-year and lifetime periods. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect an expense cap in effect during the periods. The returns would be lower without the expense cap. Please see footnote 1 on page 21 for additional information about the expense cap.


YEAR-BY-YEAR TOTAL RETURN (Institutional Class)

                    2004                      16.83%


As of June 30, 2005, the Fund's Institutional Class shares had a calendar year-to-date return of -1.69%. During the period illustrated in this bar chart, Institutional Class' highest quarterly return was 16.05% for the quarter ended December, 2004 and its lowest quarterly return was -7.03% for the quarter ended September, 2004.

AVERAGE ANNUAL RETURNS for periods ending 12/31/04



                                                          1 year    Lifetime**
                                                         --------   ----------
Return before taxes                                         16.83%       30.80%
Return after taxes on distributions                         16.83%       30.80%
Return after taxes on distributions
   and sale of Fund shares                                  10.94%       26.39%
Russell 2000(R)Growth Index
   (reflects no deduction for fees,
   expenses or taxes)*                                      14.31%       18.60%


   The Fund's returns are compared to the performance of the Russell 2000 Growth Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


   The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* The Russell 2000 Growth Index reports returns on a monthly basis as of the last day of the month.

** The inception date for the Fund's Institutional Class shares was August 1,
   2003.

HOW HAS THE OPTIMUM SMALL CAP VALUE FUND PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show the return for the Fund's Institutional Class shares for the past calendar year, as well as the average annual returns of all shares for the one-year and lifetime periods. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect an expense cap in effect during the periods. The returns would be lower without the expense cap. Please see footnote 1 on page 21 for additional information about the expense cap.


YEAR-BY-YEAR TOTAL RETURN (Institutional Class)

                    2004                      26.74%


As of June 30, 2005, the Fund's Institutional Class shares had a calendar year-to-date return of 0.99%. During the period illustrated in this bar chart, Institutional Class' highest quarterly return was 13.25% for the quarter ended December, 2004 and its lowest quarterly return was 0.36% for the quarter ended September, 2004.

AVERAGE ANNUAL RETURNS for periods ending 12/31/04



                                                          1 year    Lifetime**
                                                         --------   ----------
Return before taxes                                         26.74%       34.94%
Return after taxes on distributions                         25.71%       33.99%
Return after taxes on distributions
   and sale of Fund shares                                  17.57%       29.44%
Russell 2000(R)Value Index
   (reflects no deduction for fees,
   expenses or taxes)*                                      22.25%       29.13%


   The Fund's returns are compared to the performance of the Russell 2000 Value Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


   The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* The Russell 2000 Value Index reports returns on a monthly basis as of the last day of the month.

** The inception date for the Fund's Institutional Class shares was August 1,
   2003.

HOW HAS THE OPTIMUM INTERNATIONAL FUND PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show the return for the Fund's Institutional Class shares for the past calendar year, as well as the average annual returns of all shares for the one-year and lifetime periods. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect an expense cap in effect during the periods. The returns would be lower without the expense cap. Please see footnote 1 on page 21 for additional information about the expense cap.


YEAR-BY-YEAR TOTAL RETURN (Institutional Class)

                    2004                      17.70%


As of June 30, 2005, the Fund's Institutional Class shares had a calendar year-to-date return of -1.68%. During the period illustrated in this bar chart, Institutional Class' highest quarterly return was 13.09% for the quarter ended December, 2004 and its lowest quarterly return was -0.88% for the quarter ended June, 2004.

AVERAGE ANNUAL RETURNS for periods ending 12/31/04



                                                           1 year    Lifetime**
                                                           -------   ----------
Return before taxes                                          17.70%       27.60%
Return after taxes on distributions                          17.47%       27.42%
Return after taxes on distributions
   and sale of Fund shares                                   11.76%       23.59%
MSCI EAFE Index
   (reflects no deduction for fees,
   expenses or taxes)*                                       20.70%       32.64%


   The Fund's returns are compared to the performance of the MSCI EAFE Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


   The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* The MSCI EAFE Index reports returns on a monthly basis as of the last day of the month.

** The inception date for the Fund's Institutional Class shares was August 1,
   2003.

HOW HAS THE OPTIMUM FIXED INCOME FUND PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show the return for the Fund's Institutional Class shares for the past calendar year, as well as the average annual returns of all shares for the one-year and lifetime periods. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect an expense cap in effect during the periods. The returns would be lower without the expense cap. Please see footnote 1 on page 21 for additional information about the expense cap.


YEAR-BY-YEAR TOTAL RETURN (Institutional Class)

                    2004                       6.13%


As of June 30, 2005, the Fund's Institutional Class shares had a calendar year-to-date return of 1.68%. During the period illustrated in this bar chart, Institutional Class' highest quarterly return was 3.55% for the quarter ended September, 2004 and its lowest quarterly return was -2.15% for the quarter ended June, 2004.

Average annual returns for periods ending 12/31/04



                                                           1 year    Lifetime**
                                                           -------   ----------
Return before taxes                                           6.13%        7.55%
Return after taxes on distributions                           4.74%        6.32%
Return after taxes on distributions
   and sale of Fund shares                                    3.97%        5.71%
Lehman Brothers Aggregate Bond Index
   (reflects no deduction for fees,
   expenses or taxes)*                                        4.34%        5.53%


   The Fund's returns are compared to the performance of the Lehman Brothers Aggregate Bond Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


   The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* The Lehman Brothers Aggregate Bond Index reports returns on a monthly basis as of the last day of the month.

** The inception date for the Fund's Institutional Class shares was August 1,
   2003.

WHAT ARE THE FUNDS' FEES AND EXPENSES?

The following tables describe the fees and expenses that you may pay when you buy and hold Institutional Class shares of the Funds.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)(1)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)   None

Maximum contingent deferred sales charge (load) (as a percentage of original
 purchase price or redemption proceeds, whichever is lower)                            None

Sales charge (load) imposed on reinvested dividends and other distributions            None

Redemption fee                                                                         None

(1) You may pay fees charged in connection with certain activity in your brokerage account directly from your Fund investment. Please see your brokerage account materials for additional information.


ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



                                             INSTITUTIONAL CLASS
                                             -------------------
LARGE CAP GROWTH FUND

Management fee                                       0.80%
Distribution and/or service (12b-1) fees             None
Other expenses                                       0.72%
Total annual class operating expenses(1)             1.52%
Reimbursed expenses/waived fees                     (0.18%)
Net annual class operating expenses                  1.34%

LARGE CAP VALUE FUND

Management fee                                       0.77%
Distribution and/or service (12b-1) fees             None
Other expenses                                       0.72%
Total annual class operating expenses(1)             1.49%
Reimbursed expenses/waived fees                     (0.29%)
Net annual class operating expenses                  1.20%

SMALL CAP GROWTH FUND

Management fee                                       1.10%
Distribution and/or service (12b-1) fees             None
Other expenses                                       1.24%
Total annual class operating expenses(1)             2.34%
Reimbursed expenses/waived fees                     (0.74%)
Net annual class operating expenses                  1.60%

ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (CONTINUED)

                                             INSTITUTIONAL CLASS
                                             -------------------
SMALL CAP VALUE FUND

Management fee                                       1.05%
Distribution and/or service (12b-1) fees             None
Other expenses                                       1.21%
Total annual class operating expenses(1)             2.26%
Reimbursed expenses/waived fees                     (0.85%)
Net annual class operating expenses                  1.41%

INTERNATIONAL FUND

Management fee                                       0.88%
Distribution and/or service (12b-1) fees             None
Other expenses                                       1.09%
Total annual class operating expenses(1)             1.95%
Reimbursed expenses/waived fees                     (0.29%)
Net annual class operating expenses                  1.66%

FIXED INCOME FUND

Management fee                                       0.63%
Distribution and/or service (12b-1) fees             None
Other expenses                                       0.72%
Total annual class operating expenses(1)             1.35%
Reimbursed expenses/waived fees                     (0.45%)
Net annual class operating expenses                  0.90%


(1) The Manager has contractually agreed through August 1, 2006 to reimburse expenses and/or waive its management fees for Institutional Class of the Fund to the extent necessary to keep total annual operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of the class's average daily net assets, from exceeding the percentage shown under "Net annual class operating expenses." After August 1, 2006, the Manager may discontinue this expense reimbursement and/or fee waiver agreement.

This EXAMPLE is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time periods shown.1 This is an example only and does not represent future expenses, which may be higher or lower than those shown.


                                             INSTITUTIONAL CLASS
                                             -------------------
LARGE CAP GROWTH FUND

1 Year                                               $136
3 Years                                              $436
5 Years                                              $812
10 Years                                           $1,797

LARGE CAP VALUE FUND

1 Year                                               $122
3 Years                                              $443
5 Years                                              $786
10 Years                                           $1,755

SMALL CAP GROWTH FUND

1 Year                                               $163
3 Years                                              $660
5 Years                                            $1,183
10 Years                                           $2,619

SMALL CAP VALUE FUND

1 Year                                               $144
3 Years                                              $625
5 Years                                            $1,133
10 Years                                           $2,529

INTERNATIONAL FUND

1 Year                                               $169
3 Years                                              $584
5 Years                                            $1,025
10 Years                                           $2,251

FIXED INCOME FUND

1 Year                                                $92
3 Years                                              $383
5 Years                                              $696
10 Years                                           $1,585


(1) A Fund's actual rate of return may be higher or lower than the hypothetical 5% return used here. This example reflects the net operating expenses (with expense reimbursements and/or fee waivers) for the one-year contractual period, and the total operating expenses (without expense reimbursements and/or fee waivers) for years two through ten.

MORE INFORMATION ABOUT THE FUNDS' RISKS

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund, you should carefully evaluate the risks associated with that Fund.

The Funds have main investment strategies that come with inherent risks. Each Fund's main risks are identified in its Fund profile under the heading "What are the main risks of investing in the Fund?" and are described in more detail below. Also described below are additional risks to which each Fund may be subject by investing in various types of securities or engaging in various practices. Unless otherwise indicated, each risk applies to all of the Funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

CONVERTIBLE SECURITIES RISK - The value of convertible securities fluctuates in relation to changes in interest rates and the value of the underlying common stock.

COUNTERPARTY RISK - This is the risk that a Fund may lose money because a party that the Manager contracts with to buy or sell securities fails to fulfill its side of the agreement.

DERIVATIVES RISK - A derivative instrument is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and forward contracts are examples of derivatives. A Fund's investments in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a Fund's total return, and it is possible for a Fund's losses on a derivative to exceed its investment. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, interest rate or index. These types of transactions will be used for a number of reasons, including: to manage a Fund's exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting a Fund's overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities ("hedging"); and as a cash management tool. When a derivative security is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. However, a lack of correlation between the value of a derivative and the assets being hedged could render a Fund's hedging strategy unsuccessful and could result in losses. To the extent that a Fund uses a derivative security for purposes other than as a hedge, the Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

EQUITY RISK - Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods, regardless of the success or failure of a company's operations.

FIXED INCOME RISK - To the extent that a Fund invests a substantial amount of its assets in fixed income securities, the Fund may be subject to the following risks:

   CREDIT RISK - It is possible that the issuer of a security will not be able to make interest and principal payments when due.

   INTEREST RATE RISK - This is the risk that securities, particularly bonds with longer maturities, will decrease in value if interest rates rise and increase in value if interest rates fall.

   LOWER RATED SECURITIES RISK - "Junk" or "high yield, high risk" bonds, while generally having higher yields, are subject to reduced creditworthiness of issuers, increased risks of default and a more limited and less liquid secondary market than higher rated securities. These securities are subject to greater price volatility and risk of loss of income and principal than are higher rated securities. Lower rated and unrated fixed-income securities tend to reflect short-term corporate and market developments to a greater extent than higher rated fixed-income securities, which react primarily to fluctuations in the general level of interest rates. Fixed-income securities of this type are considered to be of poor standing and primarily speculative. Such securities are subject to a substantial degree of credit risk.

   MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK - This is the risk that the principal on mortgage- backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk.

FOREIGN RISK - A Fund's investments in foreign securities may be adversely affected by political developments, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls, which may include suspension of the ability to transfer currency from a given country, and default in foreign government securities. As a result of these factors, foreign securities markets may be less liquid and more volatile than U.S. markets and a Fund may experience difficulties and delays in converting foreign currencies back into U.S. dollars. Such events may cause the value of certain foreign securities to fluctuate widely and may make it difficult to accurately value foreign securities. In addition, the cost of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

   CURRENCY RISK - Changes in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase losses.

   EMERGING MARKETS RISK - Risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets, there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid and subject to greater price volatility.

INDUSTRY-SPECIFIC RISK - This is the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond. A fund that concentrates its investments in a particular industry or individual security generally is subject to greater risks than a fund that is not concentrated.

INFLATION RISK - This is the risk that the return from your investments will be less than the increase in the cost of living due to inflation, thus preventing you from reaching your financial goals.

INFORMATION RISK - This is the risk that key information about a security is inaccurate or unavailable.

INITIAL PUBLIC OFFERING RISK - The volume of initial public offerings ("IPOs") and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks.

INVESTMENT STYLE RISK - A sub-adviser may primarily use a particular style or set of styles - either "growth" or "value" styles - to select investments for a Fund. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of a Fund's share price.

   GROWTH INVESTING RISK - "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. These companies tend to invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in falling markets. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

   VALUE INVESTING RISK - "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

ISSUER-SPECIFIC RISK - The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A Fund could lose all of its investment in a company's securities.

LARGE CAPITALIZATION COMPANIES RISK - Large capitalization companies tend to go in and out of favor based on market and economic conditions. Large capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that a Fund's share price may not rise as much as the share prices of funds that focus on smaller capitalization companies.

LEVERAGE RISK - This is the risk associated with securities or practices (for example, borrowing) that multiply small price movements into large changes in value.

LIQUIDITY RISK - A Fund's investment in illiquid securities may reduce the return of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET RISK - This is the risk that all or a majority of the securities in a certain market - like the stock or bond market - will decline in value because of factors such as adverse political or economic conditions, future expectations or investor confidence or heavy institutional selling.


MULTIPLE SUB-ADVISER RISK - Each Fund employs multiple advisers, each of which independently chooses and maintains a portfolio of securities for the Fund and is responsible for investing a specific allocated portion of the Fund's assets. The same security may be held in different portions of a Fund or may be acquired for one portion of a Fund at a time when an adviser to another portion deems it appropriate to dispose of the securities from that other portion. Similarly, under some market conditions, one adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other adviser believes continued exposure to the equity markets is appropriate for its allocated portion of a Fund. Because each adviser directs the trading for its own portion of a Fund, and does not aggregate its transactions with those of the other adviser, a Fund may incur higher brokerage costs than would be the case if a single adviser were managing the entire Fund.


OPPORTUNITY RISK - This is the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

OVER-THE-COUNTER RISK - Over-the-counter ("OTC") transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The prices of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in buying and selling these stocks at prevailing market prices.

POLITICAL RISK - This is the risk of losses directly attributable to government or political actions.


PORTFOLIO MANAGEMENT RISK - The sub-advisers' (and, where applicable, the Manager's) strategies and their securities selections might fail to produce the intended result.


PORTFOLIO TURNOVER RISK - The Funds do not restrict the frequency of trading to limit expenses or to minimize the tax effect that a Fund's distributions may have on shareholders. A Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover). High portfolio turnover may result in increased transaction costs to a Fund, which may result in higher Fund expenses and could reduce investment returns. The sale of Fund securities may result in the recognition of capital gain or loss, which can create adverse tax results for shareholders.

SMALL CAPITALIZATION COMPANIES RISK - Risk is greater for investments in small capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. Their managements may lack depth and experience. Smaller companies also may have narrower product lines and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-capitalization companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Investments in small-capitalization companies, which often borrow money to finance operations, may also be adversely affected by rising interest rates. Many small-capitalization stocks trade less frequently and in smaller volume than exchange-listed stocks. Some small capitalization companies may be unseasoned companies that have been in operation less than three years, including operation of any predecessors. Their securities may have limited liquidity and their prices may be very volatile.

VALUATION RISK - This is the risk that a Fund has valued securities at a price that is higher than the price the Fund could obtain if it sold the securities.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION


A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.

WHO MANAGES THE FUNDS?

INVESTMENT MANAGER


Each Fund is managed by Delaware Management Company (the "Manager"), located at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094. The Manager is a series of Delaware Management Business Trust, which is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. The Manager together with its predecessors have been managing mutual funds since 1938. As of March 31, 2005, the Manager and its affiliates had more than $95 billion in assets under management.


As the Funds' investment manager, the Manager has overall responsibility for the general management of the Trust and the Funds, which includes selecting the Funds' sub-advisers and monitoring each Fund and sub-adviser to ensure that investment activities remain consistent with a Fund's investment objective. A team is responsible for conducting ongoing investment reviews with each sub-adviser and for developing the criteria by which Fund performance is measured. The Manager has hired Linsco/Private Ledger Corp., a registered broker-dealer and investment adviser, as a consultant to assist with this process.


For these services, each Fund pays the Manager a fee based on the Fund's average net assets. Large Cap Growth Fund paid a management fee at an annual rate of 0.62% of its average net assets for the Fund's last fiscal year, after giving effect to reimbursements and/or waivers by the Manager. Large Cap Value Fund paid a management fee at an annual rate of 0.48% of its average net assets for the Fund's last fiscal year, after giving effect to reimbursements and/or waivers by the Manager. Small Cap Growth Fund paid a management fee at an annual rate of 0.36% of its average net assets for the Fund's last fiscal year, after giving effect to reimbursements and/or waivers by the Manager. Small Cap Value Fund paid a management fee at an annual rate of 0.20% of its average net assets for the Fund's last fiscal year, after giving effect to reimbursements and/or waivers by the Manager. International Fund paid a management fee at an annual rate of 0.57% of its average net assets for the Fund's last fiscal year, after giving effect to reimbursements and/or waivers by the Manager. Fixed Income Fund paid a management fee at an annual rate of 0.18% of its average net assets for the Fund's last fiscal year, after giving effect to reimbursements and/or waivers by the Manager. Each Fund's (except the Small Cap Growth Fund's) management fee, as a percentage of net assets, declines as assets increase above designated levels. The Manager pays the consulting fees out of its assets at an annual rate of 0.25% of each Fund's average net assets.


SUB-ADVISERS AND PORTFOLIO MANAGERS

Each Fund's investments are selected by one or more sub-advisers. The following identifies and describes each Fund's sub-advisers, identifies each Fund's portfolio managers, and describes each portfolio manager's business experience. Each sub-adviser is paid by the Manager.

LARGE CAP GROWTH FUND


Marsico Capital Management, LLC ("Marsico Capital"), located at 1200 17th Street, Suite 1600, Denver, Colorado 80202, was organized in 1997 as a registered investment advisor. Marsico Capital provides investment management services to other mutual funds, institutional accounts and, as of March 31, 2005, had approximately $46 billion under management. Marsico Capital has held its Fund responsibilities since the Fund's inception.

Thomas F. Marsico, the Chief Investment Officer of Marsico Capital is primarily responsible for the day-to-day management of Marsico Capital's share of the Fund's assets. Mr. Marsico over 20 years of experience as a securities analyst and portfolio manager. Prior to forming Marsico Capital, Mr. Marsico has served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (the Fund's inception date) through August 11, 1997. He has held his Fund responsibilities since the Fund's inception.

T. Rowe Price Associates, Inc. ("T. Rowe Price"), located at 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 and manages institutional investment portfolios and mutual funds. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, FInc., which is a publicly-traded financial services holding company. As of March 31, 2005, T. Rowe Price had approximately $236 billion in assets under management. T. Rowe Price has held its Fund responsibilities since the Fund's inception.


Robert W. Smith, a Vice President with T. Rowe Price, is primarily responsible for the day-to-day management of T. Rowe Price's share of the Fund's assets.
Mr. Smith is Chairman of T. Rowe Price's Investment Advisory Committee which develops and executes the Fund's investment program. Mr. Smith joined T. Rowe Price in 1992 and has been managing investments since 1987. He has held his Fund responsibilities since the Fund's inception.

LARGE CAP VALUE FUND


TCW Investment Management Company ("TCW"), located at 865 South Figueroa Street, Los Angeles, CA 90017, was founded in 1987. TCW is part of the TCW Group which was founded in 1971. TCW specializes in managing assets for insurance companies, foreign investors, wrap programs and high-net-worth individuals, and manages a number of mutual funds for retail and institutional investors. As of March 31, 2005, TCW had approximately $106.1 billion in assets under management. TCW has held its Fund responsibilities since July 2005.

Diane E. Jaffee, Group Managing Director, U.S. Equities, is primarily responsible for the day-to-day management of TCW's share of the Fund's assets. Ms. Jaffee joined TCW through an acquisition of SG Cowen Asset Management where she had been a Senior Portfolio Manager since 1995. Ms. Jaffee has over 20 years of investment company experience and she has held her Fund responsibilities since July 2005.

Massachusetts Financial Services Company ("MFS"), located at 500 Boylston Street, Boston, Massachusetts 02116, is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. As of March 31, 2005, MFS had over $144 billion in assets under management. MFS has held its Fund responsibilities since the Fund's inception.

Steven R. Gorham, Senior Vice President, has primary responsibility for the day-to-day management of MFS's share of the Fund's assets Mr. Gorham has been employed in the MFS investment management area since 1992 and has held his Fund responsibilities since the Fund's inception.


SMALL CAP GROWTH FUND


Columbia Wanger Asset Management, L.P. ("Columbia WAM"), located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, and its predecessor have managed mutual funds since 1992. As of March 31, 2005, Columbia WAM had over $22 billion in assets under management. Columbia WAM has held its Fund responsibilities since the Fund's inception.


Robert A. Mohn, a Portfolio Manager with Columbia WAM, is primarily responsible for the day-to-day management of Columbia WAM's share of the Fund's assets. Mr. Mohn has been a member of the domestic analytical team at Columbia WAM and its predecessor since 1992 and has been a portfolio manager since 1996. He has held his Fund responsibilities since the Fund's inception.


Oberweis Asset Management, Inc. ("OAM"), located at 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532 was founded in 1989 and manages mutual fund and private accounts. As of March 31, 2005, OAM and its affiliates had approximately $895 million in assets under management. OAM has held its Fund responsibilities since April 1, 2004.

James W. Oberweis, CFA, a President and Portfolio Manager with OAM, is primarily responsible for the day-to-day management of OAM's share of the Fund's assets. Mr. Oberweis has been a member of the portfolio management team at OAM since 1996. He has held his Fund responsibilities since April 1, 2004.


SMALL CAP VALUE FUND


Hotchkis and Wiley Capital Management, LLC ("H&W"), located at 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439, was founded in 1980 and manages institutional and private accounts and mutual funds. As of March 31, 2005, H&W had over $22 billion in assets under management. H&W has held its Fund responsibilities since the Fund's inception.

George Davis, David Green, Joe Huber, Stan Majcher and Jim Miles are primarily responsible for the day-to-day management of H&W's share of the Fund's assets. Messrs. Green, Majcher and Miles are each currently a Principal and Portfolio Manager of H&W. Mr. Davis is a Principal, Portfolio Manager and Chief Executive Officer of H&W, and Mr. Huber is a Principal, Portfolio Manager and Director of Research of H&W. Messrs. Davis, Green, Huber, Majcher and Miles joined H&W in 1988, 1997, 2000, 1996 and 1995, respectively. The team has held their Fund responsibilities since the Fund's inception.

The Delafield Asset Management Division of Reich & Tang Asset Management, LLC ("Delafield"), located at 600 Fifth Avenue, New York, New York 10020, has been in the asset management business since 1970. As of March 31, 2005, Delafield had over $626.2 million in assets under management. Delafield has held its Fund responsibilities since the Fund's inception.

J. Dennis Delafield and Vincent Sellecchia are primarily responsible for the day-to-day management of Delafield's share of the Fund's assets. Messrs. Delafield and Sellecchia are Managing Directors of Reich & Tang Capital Management Group, a division of Reich & Tang Asset Management, LLC. They have been associated with Reich & Tang Asset Management, LLC since 1991 and have held their Fund responsibilities since the Fund's inception.

INTERNATIONAL FUND


Mondrian Investment Partners Limited ("Mondrian"), located at 80 Cheapside, 3rd Floor, London, England EC2V 6EE, has been in the global asset management business since 1990. As of March 31, 2005, Mondrian had over $32 billion in assets under management. Mondrian has held its Fund responsibilities since the Fund's inception.

Fiona A. Barwick, Emma Lewis and Hugh Serjeant are primarily responsible for the day-to-day management of Mondrian's share of the Fund's assets. Ms. Barwick is a Director of Regional Research and has been with Mondrian since 1993. Ms. Lewis is a Senior Portfolio Manager and has been with Mondrian since 1995. Mr. Serjeant is a Director of Regional Research and has been with Mondrian since 1995. They have held their Fund responsibilities since the Fund's inception.

Marsico Capital Management, LLC ("Marsico Capital"), located at 1200 17th Street, Suite 1600, Denver, Colorado 80202, was organized in 1997 as a registered investment advisor. Marsico Capital provides investment management services to other mutual funds, institutional accounts and, as of March 31, 2005, had approximately $46 billion under management. Marsico Capital has held its Fund responsibilities since the Fund's inception, but it will cease acting as a sub-adviser to the Fund later this year at a date to be agreed to by the relevant parties. The Manager is in the process of identifying a new sub-adviser, and it is currently anticipated that the Fund's Board of Trustees will consider and appoint such sub-adviser at the Fund's September 2005 Board meeting. Until such time, 100% of all incoming cash flows to the Fund are being allocated to the Fund's other sub-adviser, and Marsico Capital will continue to manage the Fund assets that have been previously allocated to it.


James G. Gendelman, a Portfolio Manager and Senior Analyst with Marsico Capital, is primarily responsible for the day-to-day management of Marsico Capital's share of the Fund's assets. Prior to joining Marsico Capital in May 2000 as a portfolio manager, Mr. Gendelman spent 13 years as a Vice President of International Sales for Goldman, Sachs & Co. He has held his Fund responsibilities since the Fund's inception.

FIXED INCOME FUND

Paul Grillo, Timothy L. Rabe and Philip R. Perkins are primarily responsible for the day-to-day management of the Manager's share of the Fund's assets. Mr. Grillo is a Senior Vice President and Senior Portfolio Manager and has been with Delaware Investments since 1993. Mr. Rabe is a Senior Vice President and Senior Portfolio Manager and has been with Delaware Investments since 2000. Prior to joining Delaware Investments, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Mr. Perkins is a Senior Vice President and Senior Portfolio Manager and has been with Delaware Investments since 2003. Prior to joining Delaware Investments, Mr. Perkins was Managing Director of the Emerging Markets Division of Global Markets for Deutsche Bank. Messrs. Grillo and Rabe have held their Fund responsibilities since the Fund's inception, and Mr. Perkins assumed responsibilities on September 1, 2004.

When making investment decisions for the Fund Messrs. Grillo, Rabe and Perkins consult with Ryan K. Brist and Stephen R. Cianci. Mr. Brist is a Managing Director of Fixed Income and has been with Delaware Investments since 2000. Mr. Cianci is a Senior Portfolio Manager and has been with Delaware Investments since 1992. Mr. Brist assumed his Fund responsibilities on September 1, 2004, and Mr. Cianci has held his Fund responsibilities since the Fund's inception.


Deutsche Investment Management Americas Inc. ("DIMA Inc.") (doing business as Scudder Investments), located at 345 Park Avenue, New York, New York 10154, provides a full range of investment advisory services to institutional and retail clients. As of March 31, 2005, DIMA Inc. had approximately $171 billion in assets under management. DIMA Inc. has held its Fund responsibilities since the Fund's inception.

A team of portfolio managers, led by Gary W. Bartlett, is primarily responsible for the day-to-day management of DIMA Inc.'s share of the Fund's assets. In addition to Mr. Bartlett, the team includes Warren S. Davis, Thomas J. Flaherty,
J. Christopher Gagnier, Daniel R. Taylor and Timothy C. Vile. Each member of this team is a Managing Director of DIMA Inc. Messrs. Bartlett, Davis, Flaherty, Gagnier, Taylor and Vile joined DIMA Inc. in 1992, 1995, 1995, 1997, 1998 and 1991, respectively. Mr. Bartlett and his team have held their Fund responsibilities since the Fund's inception.


The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

WHO'S WHO?

The following describes the various organizations involved with managing, administering and servicing the Funds.

BOARD OF TRUSTEES. A mutual fund is governed by a Board of Trustees, which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Funds rely on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Funds to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER AND SUB-ADVISERS. An investment manager is a company with overall responsibility for the management of a fund's assets. A sub-adviser is a company generally responsible for the day-to-day management of the fund's assets or some portion thereof. The sub-adviser is selected and supervised by the investment manager. The investment manager or the sub-adviser, as the case may be, is responsible for selecting portfolio investments consistent with the objective and policies stated in a mutual fund's prospectus. The investment manager or the sub-adviser, as the case may be, places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. A written contract between the investment manager and the sub-adviser specifies the services the sub-adviser performs. The manager and the sub-adviser are subject to numerous legal restrictions, especially regarding transactions with the funds they advise. Delaware Management Company serves as the Funds' manager. The Funds' sub-advisers are identified under the heading "Who manages the Funds?".

The Trust has applied for an exemptive order from the SEC ("Multi-Manager Order") that would permit the Manager, subject to certain conditions, to enter into sub-advisory agreements with sub-advisers approved by the Trustees, but without the requirement of shareholder approval. If the Trust obtains the Multi-Manager Order, the Manager will be able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing funds, change the terms of particular sub-advisory agreements or continue the employment of existing sub-advisers after events that under the 1940 Act and the sub-advisory agreements would cause an automatic termination of the agreement. However, the Manager will not be able to enter into a sub-advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") unless the sub-advisory agreement with the Affiliated Adviser, including compensation thereunder, is approved by the affected Fund's shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed fund, the fund's initial shareholder. Although shareholder approval would not be required for the termination of sub-advisory agreements, shareholders of a Fund would continue to have the right to terminate such agreements for the Fund at any time by a vote of a majority of outstanding voting securities of the Fund. In employing a multi-manager approach, an investment manager may hire consultants to assist with its duties. The Manager has hired Linsco/Private Ledger Corp., a registered broker-dealer and investment adviser, as a consultant to assist with this process.

PORTFOLIO MANAGERS. Portfolio managers are employed by the investment manager and/or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis. The Funds' portfolio managers are identified under the heading "Who manages the Funds?".

CUSTODIAN. Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets. JPMorgan Chase Bank serves as the Funds' custodian.

DISTRIBUTOR. Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(sm)) rules governing mutual fund sales practices. Delaware Distributors, L.P. serves as the Funds' distributor. Shares of the Funds may be purchased only through a securities dealer or other financial intermediary that has entered into an agreement with the Funds' distributor (a "participating securities dealer or other financial intermediary"), including Linsco/Private Ledger Corp.

FINANCIAL INTERMEDIARY WHOLESALER. Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. is primarily responsible for promoting the sale of Fund shares through participating securities dealers or other financial intermediaries.

SERVICE AGENT. Mutual fund companies employ one or more service agents to provide transfer agency, shareholder, accounting, and administrative services. Transfer agents maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Shareholder service agents provide customer service to shareholders. Fund accountants price portfolio holdings and calculate fund net asset values. Fund administrators provide various administrative services such as coordinating service provider relationships, contract renewals and Board meetings. Delaware Service Company, Inc. serves as the Funds' service agent. Linsco/Private Ledger Corp. serves as, and other participating securities dealers or other financial intermediaries may also serve as, the Funds' sub-service agent with respect to Fund shares they have sold.

SECURITIES DEALERS AND OTHER FINANCIAL INTERMEDIARIES. Securities dealers and other financial intermediaries provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Participating securities dealers or other financial intermediaries are compensated for their services, generally through sales commissions, and through 12b-1 distribution and/or service fees deducted from a Fund's assets.

SHAREHOLDERS. Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN   Institutional Class shares of the Funds may be purchased only
  THE FUNDS    through a participating securities dealer or other financial intermediary.

               Institutional Class shares are available for purchase only by the following:

               o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

               o tax-exempt employee benefit plans of the Funds' Manager or its affiliates and of a participating securities dealer or other financial intermediary;

               o institutional advisory accounts of the Funds' Manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

               o discretionary advisory accounts of a participating securities dealer or other financial intermediary or its affiliates;

               o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; or

               o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes. Use of Institutional Class shares is restricted to advisers who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from advisory clients.

HOW TO BUY SHARES




[GRAPHIC APPEARS HERE]


                    THROUGH YOUR FINANCIAL INTERMEDIARY


                    Your participating securities dealer or other financial intermediary can handle all the details of purchasing shares, including opening an account. Your participating securities dealer or other financial intermediary may charge you a separate fee for this service.

[GRAPHIC APPEARS HERE]


                    BY EXCHANGE


                    You may also purchase shares by exchanging shares you own in one Fund for shares of the same class of another Fund. To exercise the exchange privilege, contact your participating securities dealer or other financial intermediary. Your participating securities dealer or other financial intermediary may have different account and investment requirements.

There are no minimum purchase requirements for Institutional Class, but certain eligibility requirements, as described above, must be satisfied.

Certificates representing shares purchased are not issued.


The price to buy shares is the net asset value per share ("NAV"). The price of your shares is based on the next calculation of NAV after your order is placed. For your purchase order to be priced at the NAV on the day of your order, you must submit your order to your participating securities dealer or other financial intermediary prior to that day's close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time). Your participating securities dealer or other financial intermediary is responsible for making sure that your order is promptly sent to the Fund. Any purchase order placed after the close of regular trading on the New York Stock Exchange will be priced at the NAV at the close of regular trading on the next business day. A Fund may reject any order to buy shares and may suspend the sale of shares at any time.


We determine each Fund's NAV at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in a Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV.

Securities listed on a U.S. securities exchange for which market quotations are available are normally valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted domestic equity securities are normally valued at the last sale price as of the close of the New York Stock Exchange. Domestic equity securities traded over-the-counter and domestic equity securities that are not traded on the valuation date are valued at the mean of the bid and asked price or at a price determined to represent fair value.

Securities listed on a foreign exchange are generally valued at the last quoted sales price at the close of the exchange on which the security is primarily traded or at the last quoted sales price available at the time when net assets are valued. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange, as provided by an independent pricing service. Foreign securities may trade on weekends or other days when a Fund does not price its shares. While the value of a Fund's assets may change on these days, you will not be able to purchase or redeem Fund shares.

U.S. Government securities are normally priced at the mean of the bid and asked price. Corporate bonds and other fixed-income securities are generally valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

For other assets and securities for which quotations are determined to be not readily available (possibly including restricted securities) we use methods approved by the Funds' Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION


When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, each Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value a Fund's assets on behalf of each Fund. The Pricing Committee values Fund assets as described above.


HOW TO SELL SHARES




[GRAPHIC APPEARS HERE]


THROUGH YOUR FINANCIAL INTERMEDIARY


Your participating securities dealer or other financial intermediary can handle all the details of redeeming your shares. Your participating securities dealer or other financial intermediary may charge you a separate fee for this service.

[GRAPHIC APPEARS HERE]


BY EXCHANGE


You may also redeem shares by exchanging shares you own in one Fund for shares of the same class of another Fund. To exercise the exchange privilege, contact your participating securities dealer or other financial intermediary.


The price to sell shares is the NAV. The price of your shares is based on the next calculation of NAV after your order is placed. For your redemption request to be priced at the NAV on the day of your request, you must submit your request to your participating securities dealer or other financial intermediary prior to that day's close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time). Your participating securities dealer or other financial intermediary is responsible for making sure that your redemption request is promptly sent to the Fund. Any redemption request placed after the close of regular trading on the New York Stock Exchange will be priced at the NAV at the close of regular trading on the next business day. A Fund may reject an order to sell shares under certain circumstances.


HOW TO TRANSFER SHARES

You may transfer your Fund shares only to another participating securities dealer or other financial intermediary. All future trading of these assets must be coordinated by the receiving firm. You may not transfer your Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the distributor. In this case, you must either transfer your shares to an account with the Funds' service agent (contact Delaware Service Company, Inc. at (800) 914-0278 for information), or sell your shares and pay any applicable deferred sales charge. Certain shareholder services may not be available for the transferred shares. If you hold Fund shares directly with the Funds' service agent, you may purchase, only through dividend reinvestment, additional shares of only those Funds previously owned before the transfer.

ACCOUNT MINIMUMS

If you redeem shares and your account balance falls below the required account minimum of $1,000 the Fund may redeem the shares in your account after 60 days' written notice to you. Under certain circumstances, the account minimums may be waived; please see the Statement of Additional Information.

EXCHANGES


You may exchange all or part of your shares of one Fund for shares of the same class of another Fund. If you exchange shares to a Fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. You may not exchange your shares for Class B or Class C shares of the Funds. To exercise the exchange privilege, contact your participating securities dealer or other financial intermediary.


FREQUENT TRADING OF FUND SHARES

Each Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to each Fund and its shareholders, such as market timing. Each Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer.The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. Each Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use a Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of a Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Fund shares if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Each Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.


Each Fund's market timing policy reserves the right but does not require a Fund to take action in response to frequent trading activity. A Fund therefore could elect to take no action, and as a result, frequent trading and market timing activity could continue.

RISKS OF MARKET TIMING


By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Fund performance.

A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES


Each Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which includes scrutinizing transactions in Fund shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.


Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Funds may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of a Fund and its agents to detect market timing in Fund shares, there is no guarantee that a Fund will be able to identify these shareholders or curtail their trading practices. In particular, a Fund may not be able to detect market timing in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each of the Large Cap Growth Fund, Large Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, and International Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The Fixed Income Fund expects to declare and distribute dividends quarterly. Each Fund will distribute net capital gains, if any, at least annually and may distribute net capital gains twice a year.

We automatically reinvest all dividends and capital gains, unless we receive other instructions.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, each Fund may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January, are deemed to have been paid by a Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from a Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains less than the tax rate on ordinary income.


You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law.


We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES are intended to help you understand each Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request by calling 800 523-1918.



                                                                                     INSTITUTIONAL CLASS
                                                                                  -------------------------
                                                                                                   8/1/03(1)
                                                                                   Year ended         to
OPTIMUM LARGE CAP GROWTH FUND                                                       3/31/05        3/31/04
--------------------------------------------------------------------------------   ----------     ----------
Net asset value, beginning of period                                               $    9.590     $    8.500
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2)                                                                 (0.002)        (0.015)
Net realized and unrealized gain on investments and foreign currencies                  0.492          1.105
                                                                                   ----------     ----------
Total from investment operations                                                        0.490          1.090
                                                                                   ----------     ----------
Net asset value, end of period                                                     $   10.080     $    9.590
                                                                                   ==========     ==========
TOTAL RETURN(3)                                                                          5.11%         12.82%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                            $  158,200     $   21,557
Ratio of expenses to average net assets                                                  1.32%          1.26%
Ratio of expenses to average net assets prior to expense limitation                      1.52%          2.16%
Ratio of net investment loss to average net assets                                      (0.02)         (0.26)%
Ratio of net investment loss to average net assets prior to expense limitation          (0.22)         (1.16)%
Portfolio turnover                                                                         37%            51%


(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

HOW TO READ THE FINANCIAL HIGHLIGHTS

NET INVESTMENT          NET REALIZED AND UNREALIZED GAIN (LOSS)
INCOME (LOSS)           ON INVESTMENTS                                                NET ASSET VALUE (NAV)
--------------------    ----------------------------------------------------------    ---------------------
Net investment          A realized gain occurs when we sell an investment at a        This is the value of
income (loss)           profit, while a realized loss occurs when we sell an          a mutual fund share,
includes dividend       investment at a loss. When an investment increases or         calculated by
and interest income     decreases in value but we do not sell it, we record an        dividing the net
earned from the         unrealized gain or loss. The amount of realized gain per      assets by the number
Fund's investments;     share, if any, that we pay to shareholders would be under     of shares
it is after expenses    "Less dividends and distributions from - Net realized gain    outstanding.
have been deducted.     on investments."

                                                                                     INSTITUTIONAL CLASS
                                                                                  -------------------------
                                                                                                   8/1/03(1)
                                                                                   Year ended        to
OPTIMUM LARGE CAP VALUE FUND                                                        3/31/05        3/31/04
--------------------------------------------------------------------------------   ----------     ----------
Net asset value, beginning of period                                               $    9.840     $    8.500
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                                                0.110          0.060
Net realized and unrealized gain on investments and foreign currencies                  1.110          1.330
                                                                                   ----------     ----------
Total from investment operations                                                        1.220          1.390
                                                                                   ----------     ----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                                  (0.064)        (0.034)
Net realized gain on investments                                                       (0.136)        (0.016)
                                                                                   ----------     ----------
Total dividends and distributions                                                      (0.200)        (0.050)
                                                                                   ----------     ----------
Net asset value, end of period                                                     $   10.860     $    9.840
                                                                                   ==========     ==========
TOTAL RETURN(3)                                                                         12.41%         16.38%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                            $  140,341     $   17,962
Ratio of expenses to average net assets                                                  1.18%          1.15%
Ratio of expenses to average net assets prior to expense limitation                     1.149%          2.17%
Ratio of net investment income to average net assets                                     1.07%          0.94%
Ratio of net investment loss to average net assets prior to expense limitation           0.76%         (0.08)%
Portfolio turnover                                                                         38%            38%


(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


                                                                               RATIO OF NET
                                                                               INVESTMENT
                                                                               INCOME TO
                                                        RATIO OF EXPENSES TO   AVERAGE NET
TOTAL RETURN                     NET ASSETS             AVERAGE NET ASSETS     ASSETS          PORTFOLIO TURNOVER
------------------------------   --------------------   --------------------   -------------   ------------------------------
This represents the rate that    Net assets represent   The expense ratio is   We determine    This figure tells you the
an investor would have earned    the total value of     the percentage of      this ratio by   amount of trading activity in
or lost on an investment in a    all the assets in a    net assets that a      dividing net    a fund's portfolio. A turnover
fund. In calculating this        fund's portfolio,      fund pays annually     investment      rate of 100% would occur if,
figure for the financial         less any               for operating          income by       for example, a fund bought and
highlights table, we include     liabilities, that      expenses and           average net     sold all of the securities in
applicable fee waivers,          are attributable to    management fees.       assets.         its portfolio once in the
exclude front-end and            that class of the      These expenses                         course of a year or frequently
contingent deferred sales        fund.                  include accounting                     traded a single security. High
charges, and assume the                                 and administration                     turnover can result in
shareholder has reinvested all                          expenses, services                     increased transaction costs
dividends and realized gains.                           for shareholders,                      and tax liability for
                                                        and similar                            investors and may affect the
                                                        expenses.                              Fund's performance.

                                                                                     INSTITUTIONAL CLASS
                                                                                  -------------------------
                                                                                                   8/1/03(1)
                                                                                   Year ended         to
OPTIMUM SMALL CAP GROWTH FUND                                                       3/31/05        3/31/04
--------------------------------------------------------------------------------   ----------     ----------
Net asset value, beginning of period                                               $   11.280     $    8.500
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2)                                                                 (0.121)        (0.075)
Net realized and unrealized gain on investments                                         0.663          2.855
                                                                                   ----------     ----------
Total from investment operations                                                        0.542          2.780
                                                                                   ----------     ----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net realized gain on investments                                                       (0.002)             -
                                                                                   ----------     ----------
Total dividends and distributions                                                      (0.002)             -
                                                                                   ----------     ----------
Net asset value, end of period                                                     $   11.820     $   11.280
                                                                                   ==========     ==========
TOTAL RETURN(3)                                                                          4.81%         32.71%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                            $   31,827     $   10,212
Ratio of expenses to average net assets                                                  1.45%          1.46%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                                                 2.34%          3.76%
Ratio of net investment loss to average net assets                                      (1.07)%        (1.06)%
Ratio of net investment loss to average net assets prior
 to expense limitation and expenses paid indirectly                                     (1.96)%        (3.36)%
Portfolio turnover                                                                         44%            16%


(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                                                                                     INSTITUTIONAL CLASS
                                                                                  -------------------------
                                                                                                   8/1/03(1)
                                                                                   Year ended         to
OPTIMUM SMALL CAP VALUE FUND                                                         3/31/05       3/31/04
--------------------------------------------------------------------------------   ----------     ----------
Net asset value, beginning of period                                               $   11.040     $    8.500
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2)                                                                 (0.014)        (0.022)
Net realized and unrealized gain on investments                                         1.790          2.622
                                                                                   ----------     ----------
Total from investment operations                                                        1.776          2.600
                                                                                   ----------     ----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net realized gain on investments                                                       (0.346)        (0.060)
                                                                                   ----------     ----------
Total dividends and distributions                                                      (0.346)        (0.060)
                                                                                   ----------     ----------
Net asset value, end of period                                                     $   12.470     $   11.040
                                                                                   ==========     ==========
TOTAL RETURN(3)                                                                         16.35%         30.66%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                            $   26,900     $    9,262
Ratio of expenses to average net assets                                                  1.38%          1.32%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                                                 2.26%          3.73%
Ratio of net investment loss to average net assets                                      (1.12)%        (0.34)%
Ratio of net investment loss to average net assets prior
 to expense limitation and expenses paid indirectly                                     (1.00)%        (2.75)%
Portfolio turnover                                                                         46%            40%


(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                                                                                     INSTITUTIONAL CLASS
                                                                                  -------------------------
                                                                                                   8/1/03(1)
                                                                                   Year ended         to
OPTIMUM INTERNATIONAL FUND                                                          3/31/05        3/31/04
--------------------------------------------------------------------------------   ----------     ----------
Net asset value, beginning of period                                               $   10.690     $    8.500
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                                                0.089          0.045
Net realized and unrealized gain on investments and
 foreign currencies                                                                     1.079          2.151
                                                                                   ----------     ----------
Total from investment operations                                                        1.168          2.196
                                                                                   ----------     ----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                                  (0.009)             -
Net realized gain on investments                                                       (0.129)        (0.006)
                                                                                   ----------     ----------
Total dividends and distributions                                                      (0.138)        (0.006)
                                                                                   ----------     ----------
Net asset value, end of period                                                     $   11.720     $   10.690
                                                                                   ==========     ==========
TOTAL RETURN(3)                                                                         11.08%         25.84%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                            $   44.149     $    9,302
Ratio of expenses to average net assets                                                  1.63%          1.57%
Ratio of expenses to average net assets prior to
 expense limitation                                                                      1.95%          3.47%
Ratio of net investment income to average net assets                                     0.80%          0.65%
Ratio of net investment loss to average net assets
 prior to expense limitation                                                             0.48%         (1.25)%
Portfolio turnover                                                                         82%            49%


(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                                                                                     INSTITUTIONAL CLASS
                                                                                  -------------------------
                                                                                                   8/1/03(1)
                                                                                   Year ended         to
OPTIMUM FIXED INCOME FUND                                                           3/31/05        3/31/04
--------------------------------------------------------------------------------   ----------     ----------
Net asset value, beginning of period                                               $    8.970     $    8.500
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                                                0.310          0.192
Net realized and unrealized gain on investments and
 foreign currencies                                                                    (0.050)         0.407
                                                                                   ----------     ----------
Total from investment operations                                                        0.260          0.599
                                                                                   ----------     ----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                                  (0.260)        (0.119)
Net realized gain on investments                                                       (0.080)        (0.010)
                                                                                   ----------     ----------
Total dividends and distributions                                                      (0.340)        (0.129)
                                                                                   ----------     ----------
Net asset value, end of period                                                     $    8.890     $    8.970
                                                                                   ==========     ==========
TOTAL RETURN(3)                                                                          2.96%          7.07%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                            $  153,085     $   22,276
Ratio of expenses to average net assets                                                  0.89%          0.85%
Ratio of expenses to average net assets prior to
 expense limitation                                                                      1.35%          1.90%
Ratio of net investment income to average net assets                                     3.47%          3.23%
Ratio of net investment loss to average net assets
 prior to expense limitation                                                             3.01%          2.18%
Portfolio turnover                                                                        352%           383%


(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

APPENDIX: SUB-ADVISERS' PAST PERFORMANCE

This Appendix provides additional information about the past performance of the sub-advisers that the Manager has selected to advise a portion of each Fund. For each sub-adviser, this Appendix presents past performance information for all mutual funds and accounts (the "Composite"), unless otherwise noted, that the sub-adviser manages or sub-advises with substantially similar investment objectives, policies and strategies as the portion of the Optimum Fund that the sub-adviser advises. The past performance of each Composite has been calculated net of fees and expenses as described in the notes for each Sub-Adviser's performance. The total operating fees and expenses of a Composite may be lower than the total operating expenses of the corresponding Optimum Fund, in which case the Composite performance shown would have been lower had the total operating expense of its corresponding Optimum Fund been used to compute the comparable Composite performance.

The Manager requires the sub-advisers to present to the Manager the Composite performance of all substantially similar managed accounts and mutual funds to help ensure that the sub-adviser is showing the performance of all such managed accounts and mutual funds, and not just its best performing managed accounts and mutual funds. The Manager has requested that each sub-adviser make certain representations concerning the appropriate presentation and calculation of Composite Performance.

THE COMPOSITE PERFORMANCE OF THE SUB-ADVISERS IS NO GUARANTEE OF FUTURE RESULTS IN MANAGING AN OPTIMUM FUND OR PORTION THEREOF. PLEASE NOTE THE FOLLOWING CAUTIONARY GUIDELINES IN REVIEWING THIS APPENDIX:

o PERFORMANCE FIGURES ARE NOT THE PERFORMANCE OF THE OPTIMUM FUNDS. The performance shown for the sub-advisers is not the performance of any Optimum Fund or portion thereof and is not an indication of how the Fund or portion thereof would have performed in the past or will perform in the future. Each Optimum Fund's performance in the future will be different from the Composite performance of the sub-advisers due to factors such as differences in the cash flows into and out of the funds and advisory accounts included in the Composites, and different fees, expenses, performance calculation methods, and portfolio sizes and composition. In particular, Composite performance is not necessarily an indication of how any Optimum Fund will perform, as the accounts comprising the Composite may not be subject to investment limitations, diversification requirements and other restrictions imposed on mutual funds by the 1940 Act and the Internal Revenue Code, which, if applicable, can have a negative impact on performance.

o MOST OPTIMUM FUNDS HAVE MORE THAN ONE SUB-ADVISER. Each sub-adviser advises only a portion of an Optimum Fund's assets. As a result, the future performance of each sub-adviser will affect the performance of an Optimum Fund only with respect to the percentage of the Fund's assets that it advises. Furthermore, the proportion of an Optimum Fund's assets that the Manager initially allocates to each sub-adviser may change over time because
    (1) the Manager can change the percentage of a Fund's assets allocated to a sub-adviser at any time, and (2) the assets under management by any sub-adviser will increase or decrease depending upon the performance and market value of those sub-advised assets. Initially, the Manager expects to allocate a Fund's assets approximately equally to each of the Fund's sub-advisers. You should consider the Manager's discretion to change the asset allocation among sub-advisers and the Funds' ability to change sub-advisers and alter the number of sub-advisers when reviewing the Composite Performance.

o SUB-ADVISER AND BENCHMARK PERFORMANCE ARE AVERAGES FOR THE PERIODS SHOWN. The information below shows average annual total rates of return for the periods indicated, but does not reflect the volatility that may occur within a given period.

The following tables provide average annual total returns for the periods ended March 31, 2005.


                             LARGE CAP GROWTH FUND
                         T. ROWE PRICE ASSOCIATES, INC.


                                                                                                   SINCE         INCEPTION
                                    1 YEAR         3 YEARS         5 YEARS       10 YEARS        INCEPTION          DATE
                                 ------------    ------------    -----------    ------------    ------------    ------------
T. Rowe Price Growth Stock
 Fund                                    3.50%           2.50%         -2.43%          10.87%          11.07%        4/11/50
S&P 500 Stock Index                      6.69%           2.75%         -3.16%          10.79%          11.83%              -
Russell 1000 Growth Index
 (incepted 12/31/78)                     1.16%          -0.69%        -11.28%           8.15%              -               -



The performance information provided by T. Rowe Price Associates, Inc. ("T. Rowe") is for the Investor Class of the T. Rowe Price Growth Stock Fund, which is managed substantially similarly to the Fund and which T. Rowe believes is the most appropriate measure of its investment record. Performance for the T. Rowe Price Growth Stock Fund has been calculated in accordance with SEC requirements. The Investor Class of the T. Rowe Price Growth Stock Fund does not have a sales charge or 12b-1 expenses. Other share classes of the Fund carry 12b-1 expenses, and accordingly, the performance of those classes would be lower.


                         MARSICO CAPITAL MANAGEMENT, LLC


                                                                                                   SINCE         INCEPTION
                                    1 YEAR         3 YEARS         5 YEARS       10 YEARS        INCEPTION          DATE
                                 ------------    ------------    -----------    ------------    ------------    ------------
Marsico Growth Fund
 Composite                               6.62%           5.00%          4.76%              -            8.21%       12/31/97
S&P 500 Stock Index                      6.69%           2.75%         -3.16%              -            4.29%              -
Russell 1000 Growth Index                1.16%          -0.69%        -11.28%              -            1.17%              -



The Marsico Growth Fund Composite as calculated by Marsico Capital Management, LLC ("Marsico") includes the sole proprietary mutual fund managed exclusively by Marsico in the investment style substantially similar to the Optimum Large Cap Growth Fund's investment style. Other accounts, including other sub-advised mutual funds, are not included in this Composite. Performance for the Composite has been calculated in accordance with the requirements of the SEC and the Amended and Restated AIMR-PPS Standards. The fund included in the Composite is a no-load retail mutual fund, and as such, does not have a sales charge. The results of this fund have been calculated net of fees and trading expenses in accordance with SEC staff interpretations in this area.


UNUSUAL SHORT-TERM PERFORMANCE CANNOT BE SUSTAINED INDEFINITELY, AND INVESTORS ARE ADVISED TO REVIEW SHORT-, INTERMEDIATE-, AND LONG-TERM RETURNS WHEN EVALUATING PERFORMANCE. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE SHOWN WAS PREPARED BY EACH SUB-ADVISER AND NOT THE MANAGER. THE MANAGER BELIEVES THAT SUCH THIRD-PARTY INFORMATION IS RELIABLE, BUT DOES NOT GUARANTEE ITS ACCURACY, TIMELINESS, OR COMPLETENESS. IN ADDITION, THE INFORMATION PRESENTED IS CURRENT AS OF THE DATE SHOWN BUT MAY NOT BE CURRENT AS OF THE DATE YOU ARE REVIEWING THE APPENDIX. CONSEQUENTLY, THE CURRENT COMPOSITE PERFORMANCE MAY VARY FROM THAT SHOWN.

                              LARGE CAP VALUE FUND
                    MASSACHUSETTS FINANCIAL SERVICES COMPANY


                                                                                                   SINCE         INCEPTION
                                    1 YEAR         3 YEARS         5 YEARS       10 YEARS        INCEPTION          DATE
                                 ------------    ------------    -----------    ------------    ------------    ------------
MFS Composite
 (MFS Value Fund Class C)               13.47%           5.79%          7.48%              -           12.62%         1/2/96
S&P 500 Stock Index                      6.69%           2.74%         -3.16%              -           11.13%              -
Russell 1000 Value Index                13.17%           7.16%          5.19%              -           14.46%              -


The Massachusetts Financial Services Company ("MFS") Composite provided by MFS includes only the MFS Value Fund, which is managed substantially similarly to the Fund and which MFS believes is the most appropriate measure of its investment record. Performance for the MFS Value Fund has been calculated in accordance with the requirements of the SEC. The MFS Value Fund Class C incepted on November 5, 1997. The C Class shares the portfolio of the existing Class A shares of the Fund. The total return figures have been calculated using the performance data of the retail fund up to the inception date of the C Class, and the actual performance results of the C Class since that date. The "inception date" shown in the above table is the date on which Class A started operations. The performance results of the retail fund have not been adjusted to reflect the 12b-1 fee associated with the C Class. Had these fees been included, the performance would have been lower.

                       TCW INVESTMENT MANAGEMENT COMPANY


                                                                                                   SINCE         INCEPTION
                                    1 YEAR         3 YEARS         5 YEARS       10 YEARS        INCEPTION          DATE
                                 ------------    ------------    ------------   ------------    ------------    ------------
TCW Composite                           11.53%           9.89%             -               -           10.62%         1/1/02
S&P 500 Stock Index                      6.69%           2.75%             -               -            2.62%              -
Russell 1000 Value Index                13.17%           7.16%             -               -            7.91%              -



The performance of this Composite includes the performance of accounts with substantially similar investment objectives, policies and strategies to those of the Optimum Large Cap Value Fund. The performance of this Composite has been calculated in accordance with AIMR standards and net of the maximum standard fee charged institutional clients without taking into account breakpoints. The performance of the mutual fund accounts in this Composite has been calculated in accordance with the requirements of the SEC.


UNUSUAL SHORT-TERM PERFORMANCE CANNOT BE SUSTAINED INDEFINITELY, AND INVESTORS ARE ADVISED TO REVIEW SHORT-, INTERMEDIATE-, AND LONG-TERM RETURNS WHEN EVALUATING PERFORMANCE. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE SHOWN WAS PREPARED BY EACH SUB-ADVISER AND NOT THE MANAGER. THE MANAGER BELIEVES THAT SUCH THIRD-PARTY INFORMATION IS RELIABLE, BUT DOES NOT GUARANTEE ITS ACCURACY, TIMELINESS, OR COMPLETENESS. IN ADDITION, THE INFORMATION PRESENTED IS CURRENT AS OF THE DATE SHOWN BUT MAY NOT BE CURRENT AS OF THE DATE YOU ARE REVIEWING THE APPENDIX. CONSEQUENTLY, THE CURRENT COMPOSITE PERFORMANCE MAY VARY FROM THAT SHOWN.

                              SMALL CAP GROWTH FUND
                     COLUMBIA WANGER ASSET MANAGEMENT, L.P.


                                                                                                   SINCE         INCEPTION
                                    1 YEAR         3 YEARS         5 YEARS       10 YEARS        INCEPTION          DATE
                                 ------------    ------------    ------------   ------------    ------------    ------------
Wanger Small Cap Equity
 Composite                              13.75%          10.43%           8.66%             -           14.17%         4/1/96
Russell 2000 Growth Index                0.87%           4.01%          -6.60%             -            3.28%              -
Russell 2000 Index                       5.41%           8.05%           4.01%             -            8.53%              -


The performance of this Composite includes the performance of accounts with substantially similar investment objectives, policies and strategies to those of the Optimum Small Cap Growth Fund. The performance of this Composite has been calculated in accordance with AIMR standards and net of a model investment advisory fee equal to the highest fee that could have been charged to any account in the Composite. The performance of the mutual fund accounts in this Composite has been calculated in accordance with the requirements of the SEC.

                         OBERWEIS ASSET MANAGEMENT, INC.


                                                                                                   SINCE         INCEPTION
                                    1 YEAR         3 YEARS         5 YEARS       10 YEARS        INCEPTION          DATE
                                 ------------    ------------    ------------   ------------    ------------    ------------
Oberweis Composite                      -2.45%          11.43%         -1.38%          10.76%          14.59%         1/1/88
Russell 2000 Growth Index                0.87%           4.01%         -6.60%           5.80%           8.35%              -
Russell 2000 Index                       5.41%           8.05%          4.01%          10.43%          11.61%              -


The performance of this Composite includes the performance of accounts with substantially similar investment objectives, policies and strategies to those of the Optimum Small Cap Growth Fund. The performance of this Composite has been calculated in accordance with AIMR standards and net of a model investment advisory fee equal to the highest fee that could have been charged to any account in the Composite. The performance of the mutual fund accounts in this Composite has been calculated in accordance with the requirements of the SEC.

UNUSUAL SHORT-TERM PERFORMANCE CANNOT BE SUSTAINED INDEFINITELY, AND INVESTORS ARE ADVISED TO REVIEW SHORT-, INTERMEDIATE-, AND LONG-TERM RETURNS WHEN EVALUATING PERFORMANCE. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE SHOWN WAS PREPARED BY EACH SUB-ADVISER AND NOT THE MANAGER. THE MANAGER BELIEVES THAT SUCH THIRD-PARTY INFORMATION IS RELIABLE, BUT DOES NOT GUARANTEE ITS ACCURACY, TIMELINESS, OR COMPLETENESS. IN ADDITION, THE INFORMATION PRESENTED IS CURRENT AS OF THE DATE SHOWN BUT MAY NOT BE CURRENT AS OF THE DATE YOU ARE REVIEWING THE APPENDIX. CONSEQUENTLY, THE CURRENT COMPOSITE PERFORMANCE MAY VARY FROM THAT SHOWN.

                              SMALL CAP VALUE FUND
                   HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC


                                                                                                   SINCE         INCEPTION
                                    1 YEAR         3 YEARS         5 YEARS       10 YEARS        INCEPTION          DATE
                                 ------------    ------------    ------------   ------------    ------------    ------------
Hotchkis and Wiley Small Cap Value
 Composite                              14,69%          23.17%         28.31%          16.91%          14.48%       10/01/85
Russell 2000 Value Index                 9.79%          11.48%         15.42%          14.28%          13.35%              -


The performance of this Composite includes the performance of accounts with substantially similar investment objectives, policies and strategies to those of the Optimum Small Cap Value Fund. The performance of this Composite has been calculated in accordance with acceptable methods set forth by AIMR-PPS standards and net of the actual investment advisory fees charged to accounts in the Composite. The performance of the mutual fund accounts in this Composite have been calculated in accordance with the requirements of the SEC and have included only the performance of the institutional share class, which differ from the other share classes only by not having a 12b-1 fee.

   DELAFIELD ASSET MANAGEMENT DIVISION OF REICH & Tang Asset Management, LLC


                                                                                                   SINCE         INCEPTION
                                    1 YEAR         3 YEARS         5 YEARS       10 YEARS        INCEPTION          DATE
                                 ------------    ------------    ------------   ------------    ------------    ------------
Delafield Asset Management's
 Normal Risk Composite                   15.9%           11.2%          16.9%           14.0%           15.0%         1/1/93
Russell 2000 Value Index                 9.79%          11.48%         15.42%          14.28%           13.7%              -



The performance of this Composite includes the performance of accounts with substantially similar investment objectives, policies and strategies to those of the Optimum Small Cap Value Fund. The performance of this Composite has been calculated in accordance with AIMR standards and has been calculated net of investment advisory fees and expenses and is based on a 1.00% fee per annum. The performance of mutual fund account(s) in this Composite has been calculated in accordance with the requirements of the SEC.


UNUSUAL SHORT-TERM PERFORMANCE CANNOT BE SUSTAINED INDEFINITELY, AND INVESTORS ARE ADVISED TO REVIEW SHORT-, INTERMEDIATE-, AND LONG-TERM RETURNS WHEN EVALUATING PERFORMANCE. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE SHOWN WAS PREPARED BY EACH SUB-ADVISER AND NOT THE MANAGER. THE MANAGER BELIEVES THAT SUCH THIRD-PARTY INFORMATION IS RELIABLE, BUT DOES NOT GUARANTEE ITS ACCURACY, TIMELINESS, OR COMPLETENESS. IN ADDITION, THE INFORMATION PRESENTED IS CURRENT AS OF THE DATE SHOWN BUT MAY NOT BE CURRENT AS OF THE DATE YOU ARE REVIEWING THE APPENDIX. CONSEQUENTLY, THE CURRENT COMPOSITE PERFORMANCE MAY VARY FROM THAT SHOWN.

                               INTERNATIONAL FUND
                      MONDRIAN INVESTMENT PARTNERS LIMITED


                                                                                                   SINCE         INCEPTION
                                    1 YEAR         3 YEARS         5 YEARS       10 YEARS        INCEPTION          DATE
                                 ------------    ------------    ------------   ------------    ------------    ------------
Mondrian Composite                      21.14%          15.97%          9.37%          10.97%          10.67%      10/1/1991
Morgan Stanley Capital
 International EAFE Index               15.06%          11.64%         -1.15%           5.41%           5.98%              -


The performance of this Mondrian Investment Partners Limited ("Mondrian") Composite includes the performance of all accounts with substantially similar investment objectives, policies and strategies to those of the Optimum International Fund. The performance of this Composite has been calculated in accordance with AIMR standards and net of fees. The performance of the mutual fund accounts in this Composite have been calculated in accordance with the requirements of the SEC.

                         MARSICO CAPITAL MANAGEMENT, LLC


                                                                                                   SINCE         INCEPTION
                                    1 YEAR         3 YEARS         5 YEARS       10 YEARS        INCEPTION          DATE
                                 ------------    ------------    ------------   ------------    ------------    ------------
Marsico International
 Opportunities Fund
 Composite                               5.05%          12.22%             -               -            4.04%        6/30/00
Morgan Stanley Capital
 International EAFE Index               15.06%          11.64%             -               -           -0.36%              -



The Marsico International Opportunities Fund Composite as calculated by Marsico Capital Management, LLC ("Marsico") includes the sole proprietary mutual fund managed exclusively by Marsico in the investment style substantially similar to the Optimum International Fund's investment style. Other accounts, including other sub-advised mutual funds, are not included in this Composite. Performance for the Composite has been calculated in accordance with the requirements of the SEC and the Amended and Restated AIMR-PPS Standards, the U.S. and Canadian Version of GIPS ("AIMR Standards"). The fund included in the Composite is a no-load retail mutual fund, and as such, does not have a sales charge. The results of this fund have been calculated net of fees and trading expenses in accordance with SEC staff interpretations in this area.


UNUSUAL SHORT-TERM PERFORMANCE CANNOT BE SUSTAINED INDEFINITELY, AND INVESTORS ARE ADVISED TO REVIEW SHORT-, INTERMEDIATE-, AND LONG-TERM RETURNS WHEN EVALUATING PERFORMANCE. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE SHOWN WAS PREPARED BY EACH SUB-ADVISER AND NOT THE MANAGER. THE MANAGER BELIEVES THAT SUCH THIRD-PARTY INFORMATION IS RELIABLE, BUT DOES NOT GUARANTEE ITS ACCURACY, TIMELINESS, OR COMPLETENESS. IN ADDITION, THE INFORMATION PRESENTED IS CURRENT AS OF THE DATE SHOWN BUT MAY NOT BE CURRENT AS OF THE DATE YOU ARE REVIEWING THE APPENDIX. CONSEQUENTLY, THE CURRENT COMPOSITE PERFORMANCE MAY VARY FROM THAT SHOWN.

                                FIXED INCOME FUND

     DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. DOING BUSINESS AS SCUDDER
                                  INVESTMENTS


                                                                                                   SINCE         INCEPTION
                                    1 YEAR         3 YEARS         5 YEARS       10 YEARS        INCEPTION          DATE
                                 ------------    ------------    ------------   ------------    ------------    ------------
Scudder Investments Core Fixed
 Income Composite                        1.63%           6.48%           7.54%          7.51%           7.24%         1/1/93
Lehman Brothers Aggregate
 Bond Index                              1.15%           5.99%           7.14%          7.14%           6.77%              -


The performance of this Composite includes the performance of all fee-paying accounts equal to or greater than $10 million managed on a fully discretionary basis with a substantially similar strategies to those of the Optimum Fixed Income Fund. The performance of this Composite has been prepared in compliance with AIMR standards and net of fees. Composite accounts include all portfolios managed for Deutsche Asset Management Americas by Deutsche Bank Trust Company Americas, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Asset Management Canada Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.

UNUSUAL SHORT-TERM PERFORMANCE CANNOT BE SUSTAINED INDEFINITELY, AND INVESTORS ARE ADVISED TO REVIEW SHORT-, INTERMEDIATE-, AND LONG-TERM RETURNS WHEN EVALUATING PERFORMANCE. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE SHOWN WAS PREPARED BY EACH SUB-ADVISER AND NOT THE MANAGER. THE MANAGER BELIEVES THAT SUCH THIRD-PARTY INFORMATION IS RELIABLE, BUT DOES NOT GUARANTEE ITS ACCURACY, TIMELINESS, OR COMPLETENESS. IN ADDITION, THE INFORMATION PRESENTED IS CURRENT AS OF THE DATE SHOWN BUT MAY NOT BE CURRENT AS OF THE DATE YOU ARE REVIEWING THE APPENDIX. CONSEQUENTLY, THE CURRENT COMPOSITE PERFORMANCE MAY VARY FROM THAT SHOWN.

THE BENCHMARKS


The Appendix shows how the returns of the Comparable Funds and/or the Account Composites of each of the Sub-Advisers compare to the returns of a broad-based securities market index, an index of funds with similar investment objectives, and/or a blended index. Broad-based securities market indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities market index. Russell 1000 Growth Index This index measures the performance of those Russell 1000 companies (the 1,000 largest companies included in the Russell 3000 Index) with higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth values than the Value universe. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies, as determined by total market capitalization.

RUSSELL 1000 VALUE INDEX

This index measures the performance of those Russell 1000 companies (the 1,000 largest companies included in the Russell 3000 Index) with lower price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values than the Growth universe. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies, as determined by total market capitalization.

RUSSELL 2000 GROWTH INDEX

This index measures the performance of those Russell 2000 companies (all 2,000 companies included in the Russell 2000 Index) with higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth values than the Value universe. The Russell 2000 Index measures the performance of the 2,000 smallest companies included in the Russell 3000 Index.

RUSSELL 2000 VALUE INDEX
This index measures the performance of those Russell 2000 companies
(all 2,000 companies included in the Russell 2000 Index) with lower price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values than the Growth universe. The Russell 2000 Index measures the performance of the 2,000 smallest companies included in the Russell 3000 Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR
EAST (EAFE) INDEX


This index measures the performance of over 1,000 equity securities issued by companies located in 21 countries and listed on the stock exchanges of Europe, Australasia, and the Far East. Returns are based in U.S. dollars.


LEHMAN BROTHERS AGGREGATE BOND INDEX

This index covers investment-grade
fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more.

S&P 500 Stock Index
This Index tracks the performance of a selected group of 500 stocks.

                       This page intentionally left blank

OPTIMUM LARGE CAP GROWTH FUND    Additional information about each Fund's
OPTIMUM LARGE CAP VALUE FUND     investments is available in the Funds' annual
OPTIMUM SMALL CAP GROWTH FUND    and semiannual reports to shareholders. In the
OPTIMUM SMALL CAP VALUE FUND     Funds' shareholder reports, you will find a
OPTIMUM INTERNATIONAL FUND       discussion of the market conditions and
OPTIMUM FIXED INCOME FUND        investment strategies that significantly
                                 affected the Fund's performance during the report period. You can find more detailed information about the Funds in the current
                                 Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally considered a part of this prospectus. If you want a free copy of the SAI or an annual or semiannual report, or if you have any questions about investing in a Fund, please contact your participating securities dealer or other financial intermediary. If you hold Fund shares directly with the Funds' service agent, call toll-free (800) 914-0278.

                                 You can find reports and other information about the Funds on the Edgar Database on the SEC's web site (http://www.sec.gov). You can also get copies of this information, after paying a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the Public Reference Room by calling the SEC at
                                 (202) 942-8090.



                                 OPTIMUM FUND NAME                            CUSIP          FUND NUMBER
                                 ------------------------------             ---------        -----------
                                 Optimum Large Cap Growth Fund
                                  Institutional Class                       246118871            904
                                 Optimum Large Cap Value Fund
                                  Institutional Class                       246118830            908
                                 Optimum Small Cap Growth Fund
                                  Institutional Class                       246118780            912
                                 Optimum Small Cap Value Fund
                                  Institutional Class                       246118749            916
                                 Optimum International Fund
                                  Institutional Class                       246118699            920
                                 Optimum Fixed Income Fund
                                  Institutional Class                       246118657            924

                                 Investment Company Act file number: 811-21335

                                          --------------------------------------
INVESTMENT MANAGER
Delaware Management Company
2005 Market Street                        OPTIMUM FUND TRUST
Philadelphia, PA  19103-7094

NATIONAL DISTRIBUTOR                      --------------------------------------
Delaware Distributors, L.P.
2005 Market Street
Philadelphia, PA 19103-7094               OPTIMUM LARGE CAP GROWTH FUND
                                          OPTIMUM LARGE CAP VALUE FUND
SERVICE AGENT                             OPTIMUM SMALL CAP GROWTH FUND
Delaware Service Company, Inc.            OPTIMUM SMALL CAP VALUE FUND
2005 Market Street                        OPTIMUM INTERNATIONAL FUND
Philadelphia, PA 19103-7094               OPTIMUM FIXED INCOME FUND

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                    CLASS A SHARES
Ernst & Young LLP                         CLASS B SHARES
Two Commerce Square                       CLASS C SHARES
Philadelphia, PA  19103                   INSTITUTIONAL CLASS SHARES

CUSTODIAN
JPMorgan Chase Bank
4 Chase Metrotech Center
Brooklyn, NY  11245


                                          PART B

                                          STATEMENT OF ADDITIONAL INFORMATION
                                          --------------------------------------


                                          JULY 29, 2005

                       STATEMENT OF ADDITIONAL INFORMATION
                                  JULY 29, 2005


                               OPTIMUM FUND TRUST
                          OPTIMUM LARGE CAP GROWTH FUND
                          OPTIMUM LARGE CAP VALUE FUND
                          OPTIMUM SMALL CAP GROWTH FUND
                          OPTIMUM SMALL CAP VALUE FUND
                           OPTIMUM INTERNATIONAL FUND
                            OPTIMUM FIXED INCOME FUND


                               2005 MARKET STREET
                           PHILADELPHIA, PA 19103-7094

         Optimum Fund Trust (the "Trust") is a diversified, open-end management investment company that is intended to meet a wide range of investment objectives through its separate series (referred to individually as a "Fund" and collectively as the "Funds").

         Each Fund offers three retail classes: Class A Shares, Class B Shares, and Class C Shares (referred to collectively as the "Fund Classes"). Each Fund also offers an Institutional Class. Each class may be referred to individually as a "Class" and collectively as the "Classes."


         This Statement of Additional Information ("Part B" of the Registration Statement) supplements the information contained in the current Prospectuses of the Trust, dated July 29, 2005, as they may be amended from time to time. Part B should be read in conjunction with the Funds' Prospectuses. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into the Funds' Prospectuses. The Funds' Prospectuses may be obtained by writing to or calling your participating securities dealer or other financial intermediary. If you hold Fund shares directly with the Funds' Service Agent, call toll-free (800) 914-0278.

Each Fund's financial statements, the notes relating thereto, the financial highlights and the report of the independent registered public accounting firm will be incorporated by reference from the Annual Report into this Part B. The Annual Report will accompany any request for Part B. The Annual Report will be able to be obtained, without charge, by calling 800-914-0278.

------------------------------------------------------------------ -----------
TABLE OF CONTENTS                                                  PAGE
------------------------------------------------------------------ -----------
INVESTMENT OBJECTIVES, RESTRICTIONS AND POLICIES
------------------------------------------------------------------ -----------
PERFORMANCE INFORMATION
------------------------------------------------------------------ -----------
TRADING PRACTICES AND BROKERAGE
------------------------------------------------------------------ -----------
PURCHASING SHARES
------------------------------------------------------------------ -----------
INVESTMENT PLANS
------------------------------------------------------------------ -----------
DETERMINING OFFERING PRICE AND NET ASSET VALUE
------------------------------------------------------------------ -----------
REDEMPTION AND EXCHANGE
----------------------------------------------------------------- -----------
DIVIDENDS, DISTRIBUTIONS AND TAXES
------------------------------------------------------------------ -----------
INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS
------------------------------------------------------------------ -----------
PORTFOLIO MANAGERS
------------------------------------------------------------------ -----------
OFFICERS AND TRUSTEES
------------------------------------------------------------------ -----------
GENERAL INFORMATION
------------------------------------------------------------------ -----------
FINANCIAL STATEMENTS
------------------------------------------------------------------ -----------
APPENDIX A - DESCRIPTION OF RATINGS
------------------------------------------------------------------ -----------
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES
------------------------------------------------------------------ -----------

INVESTMENT OBJECTIVES, RESTRICTIONS AND POLICIES

         The investment objectives of the Funds are below. There can be no assurance that the objective(s) of any Fund will be realized.

         Optimum Large Cap Growth Fund seeks long-term growth of capital.

         Optimum Large Cap Value Fund seeks long-term growth of capital. The Fund may also seek income.

         Optimum Small Cap Growth Fund seeks long-term growth of capital.

         Optimum Small Cap Value Fund seeks long-term growth of capital.

         Optimum International Fund seeks long-term growth of capital. The Fund may also seek income.

         Optimum Fixed Income Fund seeks a high level of income. The Fund may also seek growth of capital.

         The investment objectives of the Funds are non-fundamental and may be changed without shareholder approval. However, the Board of Trustees must approve any changes to non-fundamental investment objectives and the appropriate Fund will notify shareholders prior to a material change in the Fund's objective.

         FUNDAMENTAL INVESTMENT RESTRICTIONS - Each Fund has adopted the following restrictions, which cannot be changed without approval by the holders of a "majority" of the respective Fund's outstanding shares, which is a vote by the holders of the lesser of (a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Fund purchases securities.

         Each Fund may not:

          1. Purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or securities issued by other investment companies) if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation.

         2. Make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940, as amended ("1940 Act"), any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

         3. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         4. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act").

         5. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         6. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         7. Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, and investing in loans, including assignments and participation interests.

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, each Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Fund purchases securities.

         1. Each Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, none of the Funds may operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if the shares of such Fund are invested in by a fund that operates as a "fund of funds."

         2. A Fund may not invest more than 15% of respective net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

          3. A Fund may not purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

         4. A Fund may not sell securities short or maintain a short position, except that the Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

         5. A Fund may not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

         The Prospectuses discuss each Fund's investment objective and the policies followed to seek to achieve that objective. The following discussion supplements the description of the Funds' investment objectives and policies and risks in the Prospectuses.

ASSET-BACKED SECURITIES
         A Fund may invest in securities which are backed by assets such as mortgages, loans, receivables or other assets. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued.

         To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

         The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities, but the risk of such a prepayment does exist. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases ever, established, and other risks which may be peculiar to particular classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

BRADY BONDS
         A Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

COMBINED TRANSACTIONS
         A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the investment adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the investment adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

CONVERTIBLE DEBT AND NON-TRADITIONAL EQUITY SECURITIES
         A Fund may invest in convertible and debt securities of issuers in any industry. A convertible security is a security that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities rank ahead of common stock in a corporation's capital structure and therefore entail less risk than the corporation's common stock. However, convertible securities typically rank behind non-convertible securities of the same issuer. Convertible and debt securities provide a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. A convertible security's price depends on both its "investment value" (its value with the conversion privilege), and its "conversion value" (its market value if it were exchanged for the underlying security according to its conversion privilege). When a convertible security's investment value is greater than its conversion value, its price will primarily reflect its investment value. In this scenario, price will probably be most affected by interest rate changes, increasing when interest rates fall and decreasing when interest rates rise, similar to a fixed-income security. Additionally, the credit standing of the issuer and other factors also may have an effect on the convertible security's value. Conversely, when the conversion value approaches or exceeds the investment value, the price of the convertible security will rise above its investment value. The higher the convertible security's price relative to its investment value, the more direct the relationship between the changes in its price and changes in the price of the underlying equity security.

         A convertible security's price will typically provide a premium over the conversion value. This represents the additional price investors are willing to pay for a security that offers income, ranks ahead of common stock in a company's capital structure and also has the possibility of capital appreciation due to the conversion privilege. Because a convertible security has fixed interest or dividend payments, when the underlying stock declines, the convertible security's price is increasingly determined by its yield. For this reason, the convertible security may not decline as much as the underlying common stock. The extent of the price decline will also depend on the amount of the premium over its conversion value.

         Common stock acquired upon conversion of a convertible security will generally be held for so long as the investment manager anticipates such stock will provide the Fund with opportunities that are consistent with the Funds' investment objectives and policies.

         A Fund may invest in convertible debentures without regard to rating categories. Investing in convertible debentures that are rated below investment grade or unrated but of comparable quality entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investing in investment grade convertible debentures. Under rating agency guidelines, lower rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

         A Fund may have difficulty disposing of such lower rated convertible debentures because the trading market for such securities may be thinner than the market for higher rated convertible debentures. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary trading market for higher rated securities. The lack of a liquid secondary market, as well as adverse publicity with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues in response to a specific economic event such as deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of pricing the Fund's portfolio and calculating its net asset value. The market behavior of convertible securities in lower rating categories is often more volatile than that of higher quality securities. Lower quality convertible securities are judged by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Service ("S&P") to have speculative elements or characteristics; their future cannot be considered as well assured, and their earnings and asset protection may be moderate or poor in comparison to investment grade securities.

         In addition, such lower quality securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments. The market values of securities rated below investment grade tend to be more sensitive to company specific developments and changes in economic conditions than higher rated securities. Issuers of these securities are often highly leveraged so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and therefore may be unable to repay debt at maturity by refinancing.

         A Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock that generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         A Fund also may invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three- to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they automatically convert to either cash or a specified number of shares of common stock. An investment in such securities may involve additional risks. Unlike conventional convertible securities, enhanced convertible securities do not usually have a fixed maturity (par) value. Rather, such securities generally provide only for a mandatory conversion into cash or common stock. As a result, a Fund risks loss of principal if the cash received, or the price of the underlying common stock at the time of conversion, is less than the price paid for the enhanced convertible security. Such securities may be more or less liquid than conventional convertible securities or non-convertible debt securities.

CORPORATE REORGANIZATIONS
         A Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the investment adviser, it is consistent with the Fund's investment objective and policies. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

         In general, securities that are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the investment adviser which must appraise not only the value of the issuer and its component businesses, but also the financial resources and business motivation of the offerer as well as the dynamics of the business climate when the offer or proposal is in process.

CUSTODIAL RECEIPTS
         A Fund may acquire U.S. government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Purchasers of the stripped securities generally are treated as the beneficial holders of the underlying U.S. government securities for federal tax and securities purposes.

DEPOSITARY RECEIPTS
         A Fund may make foreign investments through the purchase and sale of sponsored or unsponsored American, European and Global Depositary Receipts ("Depositary Receipts"). Depositary Receipts are receipts typically issued by a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" Depositary Receipts are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" Depositary Receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored Depositary Receipt.

         ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and GDRs traded in the over-the-counter market that do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to a Fund's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

EQUITY SECURITIES
         Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

EURODOLLAR INSTRUMENTS
         A Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

EXCHANGE TRADED FUNDS (ETFS)
         These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

FOREIGN SECURITIES
         Investing in securities of foreign issuers involves certain considerations, including those described in the Prospectuses, which are not typically associated with investing in securities of U.S. issuers. In determining whether companies or securities are U.S. or foreign, among other factors, we will examine: the sources of a company's income, the company's principal office and branch locations; the company's domicile; the location of the company's assets; the currency denomination of the security; and the registration of the company or security. For example, Yankee Bonds are fixed income securities that trade in the U.S., are dollar-denominated and may be registered in the U.S. However, such securities are issued by foreign issuers and are therefore usually considered foreign securities for purposes of determining compliance with investor limitations and will subject the portfolio generally to the risks associated with foreign securities.

         Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.

         In addition, in many countries, there is substantially less publicly available information about issuers than is available in reports about companies in the U.S. and this information tends to be of a lesser quality. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In particular, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

         Further, a Fund may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the U.S., are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S., and capital requirements for brokerage firms are generally lower. The foreign securities markets of many of the countries in which a Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the U.S.

         Compared to the U.S. and other developed countries, emerging countries may have volatile social conditions, relatively unstable governments and political systems, economies based on only a few industries and economic structures that are less diverse and mature, and securities markets that trade a small number of securities, which can result in a low or nonexistent volume of trading. Prices in these securities markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging countries. Further, investments and opportunities for investments by foreign investors are subject to a variety of national policies and restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which a Fund invests. Also, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, the investment advisors for the Funds do not believe that any current repatriation restrictions would affect their decision to invest in such countries. Countries such as those in which a Fund may invest have historically experienced and may continue to experience, substantial, and in some periods extremely high rates of inflation for many years, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Other factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

         Because the securities of foreign issuers are frequently denominated in foreign currencies, and because a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, a Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of certain of the Funds permit them to enter into forward foreign currency exchange contracts and various related currency transactions in order to hedge the Funds' holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

FOREIGN CURRENCY TRANSACTIONS
         A Fund may purchase or sell currencies and/or engage in forward foreign currency transactions (i.e., contracts to exchange one currency for another on some future date at a specified exchange rate) in order to expedite settlement of portfolio transactions in connection with its investment in foreign securities and to minimize currency value fluctuations. Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Fund will account for forward contracts by marking to market each day at daily exchange rates.

         When a Fund enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of that Fund's assets denominated in such foreign currency, the Fund will cover such contract by maintaining liquid portfolio securities in an amount not less than the value of that Fund's total assets committed to the consummation of such contract. To the extent a Fund is not able to cover its forward positions with underlying portfolio securities, the Fund's custodian bank or subcustodian will place cash or liquid high grade debt securities in a separate account of the Fund in an amount not less than the value of such Fund's total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

         Futures, swaps, and options on forward contracts may be used to "hedge" a Fund's exposure to potentially unfavorable currency changes. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." If a Fund were to engage in any of these foreign currency transactions, they would be primarily to protect the Fund's foreign securities from adverse currency movements relative to the dollar. Such transactions involve the risk that anticipated currency movements will not occur, which could reduce a Fund's total return. There are certain markets, including many emerging markets, where it is not possible to engage in effective foreign currency hedging.

FORWARD CONTRACTS
         A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. A Fund may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

         A Fund will cover outstanding forward contracts by maintaining liquid portfolio securities in an amount not less that the value of that Fund's total assets committed to the consummation of such contracts. To the extent that a Fund is not able to cover its forward positions with underlying portfolio securities, the Funds' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts.

FUTURES CONTRACTS AND OPTIONS
         FUTURES CONTRACTS - A Fund may enter into futures contracts relating to securities, securities indices, interest rates and currencies. (Unless otherwise specified, interest rate futures contracts, securities and securities index futures contracts and foreign currency futures contracts are collectively referred to as "futures contracts.") Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Futures contracts may be bought or sold for any number of reasons, including: to manage a Fund's exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting a Fund's overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and as a cash management tool. Futures contracts may not always be successful hedges; their prices can be highly volatile; using them could lower a Fund's total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.

         To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the exercise ("strike") price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserve could then be used to buy long-term bonds on the cash market.

         A Fund may purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when that Fund holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         A Fund also may engage in currency "cross hedging" when, in the opinion of the investment adviser, the historical relationship among foreign currencies suggests that the Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

         OPTIONS ON FUTURES CONTRACTS - A Fund may purchase and write options on the types of futures contracts in which each Fund may invest. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         A Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected marketwide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.

         OPTIONS ON FOREIGN CURRENCIES - A Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options, which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         A Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, they could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against the anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency that, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased costs up to the value of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss, which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefit that might otherwise have been obtained from favorable movements in exchange rates.

         A Fund also may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principle amount as the call written where the exercise price of the call held is (a) equal to less than the exercise price of the call written, or (b) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade liquid debt securities in a segregated account with its custodian bank.

         With respect to writing put options, at the time the put is written, a Fund will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal in value to the amount the Fund will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Fund has purchased a closing put of the same series as the one previously written.

         OPTIONS - Options, a type of potentially high-risk derivative, give the investor the right (where the investor purchases the option), or the obligation (where the investor "writes" or sells the option), to buy or sell an asset at a predetermined price in the future. Options contracts may be bought or sold for any number of reasons, including: to manage a Fund's exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting a Fund's overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies. Options may not always be successful hedges; their prices can be highly volatile; and using them could lower a Fund's total return.

         To the extent authorized to engage in option transactions, a Fund may invest in options that are exchange listed or traded over-the-counter. Certain over-the-counter options may be illiquid. A Fund will enter into an option position only if there appears to be a liquid market for such options. However, there can be no assurance that a liquid secondary market will be maintained. Thus, it may not be possible to close option positions, which may have an adverse impact on a Fund's ability to effectively hedge its securities. A Fund will enter into such options only to the extent consistent with its limitations on investments in illiquid securities.

         Covered Call Writing - A Fund may write covered call options from time to time on such portion of its portfolio, without limit, as the investment adviser determines is appropriate in seeking to obtain the Fund's investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to a Fund of writing covered calls is that the Fund receives a premium, which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to such options, a Fund may enter into closing purchase transactions. A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security, and the time remaining until the expiration date.

         A Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security that it might otherwise wish to sell or deliver a security it would want to hold. Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         Purchasing Put Options - A Fund may purchase put options. A Fund will, at all times during which it holds a put option, own the security covered by such option. A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. A Fund may purchase put options in order to protect against a decline in market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options allows a Fund to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. A Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold.

         A Fund may sell a put option purchased on individual portfolio securities. Additionally, a Fund may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         Purchasing Call Options -- A Fund may purchase call options. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         A Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. A Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; a Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although a Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund.

         Options on Stock Indices -- A Fund may write call options and purchase put options on certain stock indices and enter into closing transactions in connection therewith. A Fund also may sell a put option purchased on stock indices. A Fund also may purchase call options on stock indices and enter into closing transactions in connection therewith.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

         As with stock options, a Fund may offset positions in stock index options prior to expiration by entering into a closing transaction on an exchange or may let the option expire unexercised.

         A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock. Some stock index options are based on a broad market index such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100 Index. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges among others: Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

         A Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's portfolio securities. Because a Fund's portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities, which would result in a loss on both such securities and the hedging instrument.

         Positions in stock index options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Fund's ability to effectively hedge its securities. A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

         A Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

         Writing Covered Puts -- A Fund may purchase or sell (write) put options on securities as a means of achieving additional return or of hedging the value of the Fund's portfolio. A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period. A Fund will write only "covered" options. In the case of a put option written (sold) by the Fund, the Fund will maintain in a segregated account cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period.

         Closing Transactions - If a Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that either a closing purchase or sale transaction can be effected when a Fund so desires. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

         A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund. If a Fund purchases a put option, the loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

HYBRID INSTRUMENTS
         Hybrid instruments (a type of potentially high-risk derivative) that the Funds may invest in have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter "hybrid instruments"). Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities (collectively "underlying assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

         Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful, and a Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instruments.

         The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply of and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

         Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

         Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

         Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between a Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

         The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Fund.

ILLIQUID SECURITIES
         A Fund may invest up to 15% of its net assets in illiquid assets. A Fund may invest in (i) securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter, and (ii) securities that are sold in transactions between qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. Such securities are subject to contractual or legal restrictions on subsequent transfer. As a result of the absence of a public trading market, such restricted securities may in turn be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by a Fund or less than their fair value and in some instances, it may be difficult to locate any purchaser. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed or Rule 144A securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration.

         While maintaining oversight, the Board of Trustees has delegated to each Fund's investment adviser the day-to-day functions of determining whether or not individual securities are liquid for purposes of the limitations on investments in illiquid assets. Rule 144A securities will be considered illiquid and therefore subject to a Fund's limit on the purchase of illiquid securities unless the Board of Trustees or the Fund's investment adviser determines that the Rule 144A securities are liquid. In determining the liquidity of a security, an investment adviser considers the following factors: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, the mechanics of transfer and whether a security is listed on an electronic network for trading the security). In the case of commercial paper, the investment adviser will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

         If the respective investment adviser determines that a security that was previously determined to be liquid is no longer liquid and, as a result, the applicable Fund's holdings of illiquid securities exceed the Fund's limit on investment in such securities, the respective investment adviser will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation.

INVERSE FLOATERS
         Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

INVESTMENT COMPANY SECURITIES
         Any investments that a Fund makes in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, a Fund may not (1) own more than 3% of the voting stock of another investment company; and
(2) invest more than 5% of the Fund's total assets in the shares of any one investment company; nor, (3) invest more than 10% of the Fund's total assets in shares of other investment companies. These percentage limitations also apply to the Fund's investments in unregistered investment companies.

LENDING OF PORTFOLIO SECURITIES
         A Fund may loan securities from its portfolio to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions. A Fund will engage in portfolio lending only if the following conditions are met: (1) each transaction has 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Trust from the borrower; (2) this collateral is valued daily and if the market value of the loaned securities increases, the borrower will furnish additional collateral to a Fund; (3) a Fund must be able to terminate the loan after notice, at any time; (4) a Fund receives reasonable interest on any loan, and any dividends, interest or other distributions on the loaned securities, and any increase in the market value of such securities or other compensation that is at least equal to such interest or distribution; (5) a Fund may pay reasonable custodian fees in connection with the loan; and (6) the voting rights on the loaned securities may pass to the borrower; however, if the Board of Trustees knows that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the Trustees to vote the proxy.

         The major risk to which a Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Fund will only enter into loan arrangements after a review of all pertinent facts by the investment adviser, under the supervision of the Board of Trustees as applicable, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the investment adviser.

LOANS AND OTHER DIRECT INDEBTEDNESS
         A Fund may purchase loans and other direct indebtedness. In purchasing a loan, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution that has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which a Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which a Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary.

         A Fund may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

         Certain of the loans and the other direct indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate a Fund to pay additional cash on a certain date or on demand. These commitments may require a Fund to increase its investment in a company at a time when that Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments. A Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness that a Fund will purchase, the investment adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As a Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, a Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Funds.

LOWER-RATED DEBT SECURITIES
         High yield, high risk securities are commonly known as "junk bonds." These securities are rated lower than BBB by S&P or Baa by Moody's and are often considered to be speculative and involve significantly higher risk of default on the payment of principal and interest or are more likely to experience significant price fluctuation due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Although the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. See Appendix A - Description of Ratings.

         The market for lower-rated securities may be less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which numerous external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value its portfolio securities and the Fund's ability to dispose of these lower-rated debt securities.

         Since the risk of default is higher for lower-quality securities, the investment adviser's research and credit analysis is an integral part of managing any securities of this type held by a Fund. In considering investments for a Fund, the investment adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The investment adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. There can be no assurance that such analysis will prove accurate.

         A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of shareholders.

MONEY MARKET INSTRUMENTS
         A Fund may, from time to time, invest all or part of its available assets in money market instruments maturing in one year or less. The types of instruments that a Fund may purchase are described below:

         1. U.S. Government Securities - Securities issued or guaranteed by the U.S. government, including Treasury Bills, Notes and bonds.

         2. U.S. Government Agency Securities - Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government whether supported by the full faith and credit of the U.S. Treasury or the credit of a particular agency or instrumentality.

         3. Bank Obligations - Certificates of deposit, bankers' acceptances and other short-term obligations of U.S. commercial banks and their overseas branches and foreign banks of comparable quality, provided each such bank combined with its branches has total assets of at least one billion dollars, and certificates and issues of domestic savings and loan associations of one billion dollars in assets whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"). Any obligations of foreign banks shall be denominated in U.S. dollars. Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. In particular, a foreign country could impose exchange controls that might delay the release of proceeds from that country. Such deposits are not covered by the FDIC. Because of conflicting laws and regulations, an issuing bank could maintain that liability for an investment is solely that of the overseas branch that could expose a Fund to a greater risk of loss. A Fund will only buy short-term instruments in nations where these risks are minimal. A Fund will consider these factors along with other appropriate factors in making an investment decision to acquire such obligations and will only acquire those that, in the opinion of the investment adviser, are of an investment quality comparable to other debt securities bought by the Fund.

         4. Commercial Paper - A Fund may invest in short-term promissory notes issued by corporations which at the time of purchase are rated A-2 or better by S&P or P-2 or better by Moody's or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board of Trustees or, if not rated, issued or guaranteed by a corporation with outstanding debt rated AA or better by S&P or Aa or better by Moody's.

         5. Short-term Corporate Debt - A Fund may invest in corporate notes, bonds and debentures, which at the time of purchase are rated AA or better by S&P or Aa or better by Moody's or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board of Trustees, provided such securities have one year or less remaining to maturity. Such securities generally have greater liquidity and are subject to considerably less market fluctuation than longer issues.

         The ratings of S&P, Moody's and other rating services represent their opinions as to the quality of the money market instruments that they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings are the initial criteria for selection of portfolio investments, but a Fund will further evaluate these securities. See Appendix A--Description of Ratings.

MORTGAGE-BACKED SECURITIES
         A Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government sponsored corporations or those issued by certain private, non-government corporations, such as financial institutions. Those securities include, but are not limited to, certificates issued by the Government National Mortgage Association ("GNMA"). Such securities differ from other fixed-income securities in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. When prevailing interest rates rise, the value of a GNMA security may decrease as do other debt securities. When prevailing interest rates decline, however, the value of GNMA securities may not rise on a comparable basis with other debt securities because of the prepayment feature of GNMA securities. Additionally, if a GNMA certificate is purchased at a premium above its principal value because its fixed rate of interest exceeds the prevailing level of yields, the decline in price to par may result in a loss of the premium in the event of prepayment. Funds received from prepayments may be reinvested at the prevailing interest rates, which may be lower than the rate of interest that had previously been earned.
         The Federal National Mortgage Association ("FNMA"), a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. government, issues participation certificates that represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. government.

         As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayments of the underlying pool of mortgages and cannot be predicted.

         A Fund also may invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security). REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. A Fund may invest in CMOs and REMICs issued by private entities, which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so-called non-agency mortgage-backed securities. Investments in these securities generally may be made only if the securities (i) are rated at the time of purchase in the four top rating categories by a nationally-recognized statistical rating organization (e.g., BBB or better by S&P or Baa or better by Moody's) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than other CMOs and REMICs.

         A Fund also may invest in CMO residuals, which are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities, as described below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances, a Fund may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

         A Fund also may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were developed fairly recently. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

MUNICIPAL SECURITIES
         Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as "private activity bonds" may be issued by or on behalf of municipalities and public authorities to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste facilities, high-speed intercity rail facilities, governmentally-owned airports, docks and wharves and mass commuting facilities, certain qualified mortgages, student loan and redevelopment bonds and bonds used for certain organizations exempt from federal income taxation. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately-operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities, and certain facilities for water supply. Other private activity bonds and industrial development bonds issued to finance the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be municipal securities, but the size of such issues is limited under current and prior federal tax law.

         Information about the financial condition of issuers of municipal securities may be less available than about corporations with a class of securities registered under the Securities Exchange Act of 1934, as amended (the "1934 Act").

PRIVATE PLACEMENTS
         Private placement securities are securities which have not been registered with the SEC and which are usually only sold to large, institutional investors. For various reasons, an issuer may prefer or be required as a practical matter to obtain private financing. Adverse conditions in the public securities markets may preclude a public offering of an issuer's securities. An issuer often is willing to provide more attractive features in securities issued privately because it has avoided the expense and delay involved in a public offering. Private placements of debt securities have frequently resulted in higher yields and restrictive covenants that provide greater protection for the purchaser, such as longer call or refunding protection than would typically be available with publicly offered securities of the same type. Securities acquired through private placements may also have special features not usually characteristic of similar securities offered to the public, such as contingent interest or warrants for the purchase of the issuer's stock. See "Illiquid Securities."

REITS

         Investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

         REITs (especially mortgage REITs) are also subject to interest rate risks - when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

REPURCHASE AGREEMENTS
         A Fund may, from time to time, enter into repurchase agreement transactions. Under a repurchase agreement, the purchaser generally acquires ownership of the security but the seller (usually a bank or a securities dealer) agrees, at the time of sale, to repurchase it at a mutually agreed-upon time and price. A Fund will limit its investment in repurchase agreements to those that its investment adviser, under guidelines established by the Board of Trustees, as applicable, determines to present minimal credit risks and which are of high quality. In addition, a Fund must have collateral of at least 102% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis. The term of these agreements is usually from overnight to one week and never exceeds one year. A Fund will take custody of the collateral under repurchase agreements.

         Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate or maturity of the purchase security. Such transactions afford an opportunity for a Fund to invest temporarily available cash. A Fund's risk is limited to the seller's ability to buy the security back at the agreed-upon sum at the agreed-upon time, since the repurchase agreement is secured by the underlying obligation. Should such an issuer default, a Fund, barring extraordinary circumstances, will be entitled to sell the underlying securities or otherwise receive adequate protection for its interest in such securities, although there could be a delay in recovery. A Fund considers the creditworthiness of the bank or dealer from whom it purchases repurchase agreements. A Fund will monitor such transactions to assure that the value of the underlying securities subject to repurchase agreements is at least equal to the repurchase price. The underlying securities will be limited to those described above.

         The funds for which the Manager or subsidiaries or affiliates thereof serve as investment adviser have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act ("Order") to allow such funds to jointly invest cash balances. A Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

REVERSE REPURCHASE AGREEMENTS
         A reverse repurchase agreement is the sale of a security by a Fund and its agreement to repurchase the security at a specified time and price. A Fund will maintain in a segregated account cash, cash equivalents or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers (but no collateral is required on reverse repurchase agreements with banks). Under the 1940 Act, reverse repurchase agreements may be considered borrowings by a Fund; accordingly, a Fund will limit its investments in reverse repurchase agreements, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by a Fund creates leverage, which increases the Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

"ROLL" TRANSACTIONS
         A Fund may engage in "roll" transactions. A "roll" transaction is the sale of securities together with a commitment (for which a Fund may receive a fee) to purchase similar, but not identical, securities at a future date. Under the 1940 Act, these transactions may be considered borrowings by a Fund; accordingly, a Fund will limit its use of these transactions, together with any other borrowings, to no more than one-third of its total assets. A Fund will segregate liquid assets such as cash, U.S. government securities or other high-grade debt obligations in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a Fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should the market value of a Fund's portfolio securities decline while the Fund is in a leveraged position, greater depreciation of their net assets would likely occur than were they not in such a position. As a Fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

SHORT SALES "AGAINST THE BOX"
         A Fund may engage in short sales "against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that a Fund has the right to obtain, for delivery at a specified date in the future, without the payment of additional cost. In a short sale against the box, a Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, a Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, generally the Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. Because a Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, a Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

         A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities or for certain other limited purposes. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

SPECIAL SITUATIONS
         A Fund may use aggressive investment techniques, including seeking to benefit from "special situations," such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the "special situation" might not occur, which could have a negative impact on the price of the issuer's securities and fail to produce the expected gains or produce a loss for the Fund.

STANDBY COMMITMENTS
         These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

SWAPS, CAPS, FLOORS AND COLLARS
         A Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. It is expected that a Fund will enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. It also is expected that a Fund will use these transactions as hedges and not speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a nominal amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the investment adviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to their borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the investment adviser. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agent utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

TEMPORARY DEFENSIVE POLICIES
         Each of the Large Cap Growth Fund, the Large Cap Value Fund, the Small Cap Growth Fund, the Small Cap Value Fund and the Fixed Income Fund reserves the right to invest without limitation in cash, money market instruments or high quality short-term debt securities, including repurchase agreements, for temporary defensive purposes. The International Fund reserves the right to invest without limitation in U.S. securities, cash, money market instruments or high quality short-term debt securities, including repurchase agreements, for temporary defensive purposes.

TENDER OPTION BONDS
         A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. A Fund's investment adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

UNSEASONED COMPANIES
         A Fund may invest in relatively new or unseasoned companies that are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies in which a Fund may invest may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing or favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due these and other factors, small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be volatile and are therefore speculative.

U.S. GOVERNMENT SECURITIES
         The U.S. government securities in which a Fund may invest for temporary purposes and otherwise include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.

         U.S. Treasury securities are backed by the "full faith and credit" of the U.S. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. In the case of securities not backed by the full faith and credit of the U.S., investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. Agencies that are backed by the full faith and credit of the U.S. include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as GNMA, are, in effect, backed by the full faith and credit of the U.S. through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, are not guaranteed by the U.S., but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

         Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the U.S., Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

         An instrumentality of a U.S. government agency is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks and the FNMA.

VARIABLE AND FLOATING RATE NOTES
         Variable rate master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by the Fund's investment adviser under guidelines established by the Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the investment adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may re-sell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of the variable or floating rate note involved in the event the issuer of the note defaulted on its payment obligations, and a Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

WARRANTS
         Warrants are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
         A Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. A Fund will maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

ZERO COUPON AND PAY-IN-KIND ("PIK") BONDS
         Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or pay value. PIK bonds pay interest through the issuance to holders of additional securities. Zero coupon bonds and PIK bonds are generally considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to a Fund authorized to invest in them. Investments in zero coupon or PIK bonds would require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, a Fund may be required to sell securities in its portfolio that it otherwise might have continued to hold or to borrow. These rules could affect the amount, timing and tax character of income distributed to you by a Fund.



DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
         The Funds adopted a policy generally prohibiting providing portfolio holdings to any person until after thirty calendar days have passed. We post a list of each Fund's portfolio holdings monthly, with a thirty day lag, on the Funds website, www.optimummutualfunds.com. In addition, on a ten-day lag, we also make available a month-end summary listing of the number of each Fund's securities, country and asset allocations, and top ten securities and sectors by percentage of holdings for each Fund. This information is available publicly to any and all shareholders free of charge once posted on the website by calling 1-800-914-0278.


         Other entities, including institutional investors and intermediaries that distribute the Fund's shares, are generally treated similarly and are not provided with the Fund's portfolio holdings in advance of when they are generally available to the public. Third-party service providers and affiliated persons of the Fund are provided with the Fund's portfolio holdings only to the extent necessary to perform services under agreements relating to the Funds.

         Third-party rating agencies and consultants who have signed agreements ("Non-Disclosure Agreements") with the Fund or the Manager may receive portfolio holdings information more quickly than the thirty-day lag. The Non-Disclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of the Fund's portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Fund, the Manager nor any affiliate receive any compensation or consideration with respect to these agreements.

         Non-Disclosure Agreements must be approved by a member of the Manager's Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Fund's Chief Compliance Officer prior to such use.


PERFORMANCE INFORMATION

         From time to time, each Fund may state total return for its Classes in advertisements and other types of literature. Any statements of total return performance data for a Class will be accompanied by information on the average annual total rate of return over the most recent one-year period, five-year period and ten-year period or lifetime period, as applicable. Each Fund may also advertise aggregate and average total return information over additional periods of time. Securities prices and interest rates will fluctuate during the periods covered and past results should not be considered as representative of future performance. Returns may be quoted on a before-tax or an after-tax basis.

         All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                                         n
                                                    P(1+T) = ERV

        Where:      P  =    a hypothetical initial purchase order of $1,000,
                            from which, in the case of only Class A Shares, the maximum front-end sales charge is deducted;

                    T  =    average annual total return;

                    n  =    number of years;

                  ERV  =    redeemable value of the hypothetical $1,000
                            purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C
                            Shares.

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         The Fixed Income Fund may also quote current yield, calculated as described below, in advertisements and investor communications.

         Yield calculation for the Fixed Income Fund is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                                   a - b      6
                                       YIELD = 2[(------- + 1) - 1]
                                                    cd

        Where:          a  =    dividends and interest earned during the period;

                        b  =    expenses accrued for the period (net of
                                reimbursements);

                        c  =    the average daily number of shares outstanding
                                during the period that were entitled to receive dividends;

                        d  =    the maximum offering price per share on the last
                                day of the period.

         The above formula will be used in calculating quotations of yield, based on specific 30-day periods identified in advertising by the Fixed Income Fund. Yield quotations are based on the offering price determined by the Fund's net asset value on the last day of the period and will fluctuate depending on the period covered.

         Investors should note that income earned and dividends paid by the Fixed Income Fund will also vary depending upon fluctuations in interest rates and performance of the Fund's portfolio. The net asset value of the Fund may change. The Fixed Income Fund invests in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. The Fund's net asset values tend to rise when interest rates fall. Conversely, the Fund's net asset values tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in the Fund will vary from day to day and investors should consider the volatility of the Fund's net asset values as well as its yields before making a decision to invest.

         Certain expenses of a Fund may be waived and/or paid by the manager. In the absence of such waiver and/or payment, the Fund's performance would be affected negatively.

         Each Fund may also state total return performance for its Classes in the form of an average annual return. This average annual return figure will be computed by taking the sum of a Class' annual returns, then dividing that figure by the number of years in the overall period indicated. The computation will reflect the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount against the first year's return. From time to time, each Fund may quote actual total return performance for its Classes in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of generally-accepted corporate bond and government security price indices of various durations prepared by Lehman Brothers and Citigroup Global Markets. These indices are not managed for any investment goal.

         The average annual total return performance of each Fund through March 31, 2005 follows. The total return for Class A Shares at offer reflects the maximum front-end sales charge of 5.75% (4.50% for Optimum Fixed Income Fund) paid on the purchase of shares. The total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge. The total return for Class B Shares reflects conversion to Class A Shares after eight years (as applicable). The total return for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at the end of the period. The total return for Class B Shares and Class C Shares excluding deferred sales charge assumes the shares were not redeemed at the end of the period and, therefore, does not reflect the deduction of a CDSC.

         Securities prices fluctuated during the periods covered and the past results should not be considered as representative of future performance.

         Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.


        The average annual total return for each Class is shown for the 1 year and lifetime period ending March 31, 2005.

                           AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------------------------------------------- ------------------ -------------------
OPTIMUM LARGE CAP GROWTH FUND(1)                                                         1 year ended
                                                                                              3/31/05     Life of Fund(6)
----------------------------------------------------------------------------------- ------------------ -------------------
CLASS A (AT OFFER BEFORE TAXES)(2)                                                           (1.28%)                6.51%
----------------------------------------------------------------------------------- ------------------ -------------------
CLASS A (AT OFFER AFTER TAXES ON DISTRIBUTIONS)                                              (1.28%)                6.51%
----------------------------------------------------------------------------------- ------------------ -------------------
CLASS A (AT OFFER AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)                      (0.83%)                5.55%
----------------------------------------------------------------------------------- ------------------ -------------------
CLASS A (AT NAV BEFORE TAXES)                                                                   4.70%              10.37%
----------------------------------------------------------------------------------- ------------------ -------------------
CLASS B (INCLUDING CDSC BEFORE TAXES)(4)                                                     (0.01%)                7.80%
----------------------------------------------------------------------------------- ------------------ -------------------
CLASS B (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS)(4)                                     (0.01%)                7.80%
----------------------------------------------------------------------------------- ------------------ -------------------
CLASS B (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)(4)             (0.01%)                6.65%
----------------------------------------------------------------------------------- ------------------ -------------------
CLASS B (EXCLUDING CDSC BEFORE TAXES)                                                           3.99%               9.64%
----------------------------------------------------------------------------------- ------------------ -------------------
CLASS C (INCLUDING CDSC BEFORE TAXES)                                                           2.99%               9.64%
----------------------------------------------------------------------------------- ------------------ -------------------
CLASS C (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS)                                           2.99%               9.64%
----------------------------------------------------------------------------------- ------------------ -------------------
CLASS C (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)                   1.94%               8.23%
----------------------------------------------------------------------------------- ------------------ -------------------
CLASS C (EXCLUDING CDSC BEFORE TAXES)                                                           3.99%               9.64%
----------------------------------------------------------------------------------- ------------------ -------------------
INSTITUTIONAL CLASS (BEFORE TAXES)                                                              5.11%              10.76%
----------------------------------------------------------------------------------- ------------------ -------------------
INSTITUTIONAL CLASS (AFTER TAXES ON DISTRIBUTIONS)                                              5.11%              10.76%
----------------------------------------------------------------------------------- ------------------ -------------------
INSTITUTIONAL CLASS (AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)                      3.32%               9.19%
----------------------------------------------------------------------------------- ------------------ -------------------

                           AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------------------------------------------- ------------------ -------------------
OPTIMUM LARGE CAP VALUE FUND(1)                                                          1 year ended
                                                                                              3/31/05     Life of Fund(6)
----------------------------------------------------------------------------------- ------------------ -------------------
CLASS A (AT OFFER BEFORE TAXES)(2)                                                             5.59%               12.99%
----------------------------------------------------------------------------------- ------------------ -------------------
CLASS A (AT OFFER AFTER TAXES ON DISTRIBUTIONS)                                                 5.34%              12.79%
----------------------------------------------------------------------------------- ------------------ -------------------
CLASS A (AT OFFER AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)                         3.94%              11.09%
----------------------------------------------------------------------------------- ------------------ -------------------
CLASS A (AT NAV BEFORE TAXES)                                                                  12.04%              17.09%
----------------------------------------------------------------------------------- ------------------ -------------------
CLASS B (INCLUDING CDSC BEFORE TAXES)(4)                                                        7.36%              14.58%
----------------------------------------------------------------------------------- ------------------ -------------------
CLASS B (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS)(4)                                        7.14%              14.43%
----------------------------------------------------------------------------------- ------------------ -------------------
CLASS B (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)(4)                5.05%              12.46%
----------------------------------------------------------------------------------- ------------------ -------------------
CLASS B (EXCLUDING CDSC BEFORE TAXES)                                                          11.36%              16.35%
----------------------------------------------------------------------------------- ------------------ -------------------
CLASS C (INCLUDING CDSC BEFORE TAXES)                                                          10.26%              16.29%
----------------------------------------------------------------------------------- ------------------ -------------------
CLASS C (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS)                                          10.04%              16.13%
----------------------------------------------------------------------------------- ------------------ -------------------
CLASS C (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)                   6.94%              13.93%
----------------------------------------------------------------------------------- ------------------ -------------------
CLASS C (EXCLUDING CDSC BEFORE TAXES)                                                          11.26%              16.29%
----------------------------------------------------------------------------------- ------------------ -------------------
INSTITUTIONAL CLASS (BEFORE TAXES)                                                             12.41%              17.47%
----------------------------------------------------------------------------------- ------------------ -------------------
INSTITUTIONAL CLASS (AFTER TAXES ON DISTRIBUTIONS)                                             12.08%              17.22%
----------------------------------------------------------------------------------- ------------------ -------------------
INSTITUTIONAL CLASS (AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)                      8.46%              14.94%
----------------------------------------------------------------------------------- ------------------ -------------------

                           AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------------------------------------------- ------------------- -------------------
OPTIMUM SMALL CAP GROWTH FUND(1)                                                          1 year ended
                                                                                               3/31/05     Life of Fund(6)
----------------------------------------------------------------------------------- ------------------- -------------------
CLASS A (AT OFFER BEFORE TAXES)(2)                                                            (1.66%)               17.19%
----------------------------------------------------------------------------------- ------------------- -------------------
CLASS A (AT OFFER AFTER TAXES ON DISTRIBUTIONS)                                               (1.66%)               17.19%
----------------------------------------------------------------------------------- ------------------- -------------------
CLASS A (AT OFFER AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)                       (1.07%)               14.72%
----------------------------------------------------------------------------------- ------------------- -------------------
CLASS A (AT NAV BEFORE TAXES)                                                                    4.37%              21.44%
----------------------------------------------------------------------------------- ------------------- -------------------
CLASS B (INCLUDING CDSC BEFORE TAXES)(4)                                                      (0.33%)               19.03%
----------------------------------------------------------------------------------- ------------------- -------------------
CLASS B (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS)(4)                                      (0.33%)               19.03%
----------------------------------------------------------------------------------- ------------------- -------------------
CLASS B (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)(4)              (0.21%)               16.31%
----------------------------------------------------------------------------------- ------------------- -------------------
CLASS B (EXCLUDING CDSC BEFORE TAXES)                                                            3.67%              20.76%
----------------------------------------------------------------------------------- ------------------- -------------------
CLASS C (INCLUDING CDSC BEFORE TAXES)                                                            2.67%              20.76%
----------------------------------------------------------------------------------- ------------------- -------------------
CLASS C (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS)                                            2.67%              20.75%
----------------------------------------------------------------------------------- ------------------- -------------------
CLASS C (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)                    1.74%              17.80%
----------------------------------------------------------------------------------- ------------------- -------------------
CLASS C (EXCLUDING CDSC BEFORE TAXES)                                                            3.67%              20.76%
----------------------------------------------------------------------------------- ------------------- -------------------
INSTITUTIONAL CLASS (BEFORE TAXES)                                                               4.81%              21.87%
----------------------------------------------------------------------------------- ------------------- -------------------
INSTITUTIONAL CLASS (AFTER TAXES ON DISTRIBUTIONS)                                               4.81%              21.87%
----------------------------------------------------------------------------------- ------------------- -------------------
INSTITUTIONAL CLASS (AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)                       3.135              18.77%
----------------------------------------------------------------------------------- ------------------- -------------------

                           AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------------------------------------------- ------------------- --------------------
OPTIMUM SMALL CAP VALUE FUND(1)                                                           1 year ended
                                                                                               3/31/05      Life of Fund(6)
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS A (AT OFFER BEFORE TAXES)(2)                                                              9.46%                23.70%
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS A (AT OFFER AFTER TAXES ON DISTRIBUTIONS)                                                  8.56%               22.96%
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS A (AT OFFER AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)                          6.32%               19.95%
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS A (AT NAV BEFORE TAXES)                                                                   16.12%               28.19%
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS B (INCLUDING CDSC BEFORE TAXES)(4)                                                        11.35%               25.73%
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS B (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS)(4)                                        10.40%               24.96%
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS B (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)(4)                 7.56%               21.69%
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS B (EXCLUDING CDSC BEFORE TAXES)                                                           15.35%               27.40%
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS C (INCLUDING CDSC BEFORE TAXES)                                                           14.35%               27.40%
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS C (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS)                                           13.40%               26.63%
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS C (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)                    9.51%               23.13%
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS C (EXCLUDING CDSC BEFORE TAXES)                                                           15.35%               27.40%
----------------------------------------------------------------------------------- ------------------- --------------------
INSTITUTIONAL CLASS (BEFORE TAXES)                                                              16.35%               28.55%
----------------------------------------------------------------------------------- ------------------- --------------------
INSTITUTIONAL CLASS (AFTER TAXES ON DISTRIBUTIONS)                                              15.40%               27.78%
----------------------------------------------------------------------------------- ------------------- --------------------
INSTITUTIONAL CLASS (AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)                      10.81%               24.13%
----------------------------------------------------------------------------------- ------------------- --------------------

                           AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------------------------------------------- ------------------- --------------------
OPTIMUM INTERNATIONAL FUND(1)                                                             1 year ended
                                                                                               3/31/05      Life of Fund(6)
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS A (AT OFFER BEFORE TAXES)(2)                                                              4.27%                17.54%
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS A (AT OFFER AFTER TAXES ON DISTRIBUTIONS)                                                  4.08%               17.41%
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS A (AT OFFER AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)                          2.99%               15.00%
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS A (AT NAV BEFORE TAXES)                                                                   10.62%               21.80%
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS B (INCLUDING CDSC BEFORE TAXES)(4)                                                         5.91%               19.27%
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS B (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS)(4)                                         5.71%               19.13%
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS B (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)(4)                 4.07%               16.49%
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS B (EXCLUDING CDSC BEFORE TAXES)                                                            9.91%               20.99%
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS C (INCLUDING CDSC BEFORE TAXES)                                                            9.01%               21.05%
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS C (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS)                                            8.81%               20.91%
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS C (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)                    6.09%               18.03%
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS C (EXCLUDING CDSC BEFORE TAXES)                                                           10.01%               21.05%
----------------------------------------------------------------------------------- ------------------- --------------------
INSTITUTIONAL CLASS (BEFORE TAXES)                                                              11.08%               22.24%
----------------------------------------------------------------------------------- ------------------- --------------------
INSTITUTIONAL CLASS (AFTER TAXES ON DISTRIBUTIONS)                                              10.86%               22.09%
----------------------------------------------------------------------------------- ------------------- --------------------
INSTITUTIONAL CLASS (AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)                       7.44%               19.05%
----------------------------------------------------------------------------------- ------------------- --------------------

                           AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------------------------------------------- ------------------- --------------------
OPTIMUM FIXED INCOME FUND(1)                                                              1 year ended
                                                                                               3/31/05      Life of Fund(6)
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS A (AT OFFER BEFORE TAXES)(3)                                                            (2.00%)                 2.77%
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS A (AT OFFER AFTER TAXES ON DISTRIBUTIONS)                                               (3.16%)                 1.78%
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS A (AT OFFER AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)                       (1.30%)                 1.79%
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS A (AT NAV BEFORE TAXES)                                                                    2.59%                5.64%
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS B (INCLUDING CDSC BEFORE TAXES)(5)                                                      (2.08%)                 3.27%
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS B (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS)(5)                                      (3.08%)                 2.49%
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS B (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)(5)              (1.35%)                 2.34%
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS B (EXCLUDING CDSC BEFORE TAXES)                                                            1.88%                5.03%
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS C (INCLUDING CDSC BEFORE TAXES)                                                            0.89%                5.03%
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS C (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS)                                         (0.11%)                 4.25%
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS C (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)                    0.58%                3.84%
----------------------------------------------------------------------------------- ------------------- --------------------
CLASS C (EXCLUDING CDSC BEFORE TAXES)                                                            1.88%                5.03%
----------------------------------------------------------------------------------- ------------------- --------------------
INSTITUTIONAL CLASS (BEFORE TAXES)                                                               2.96%                6.02%
----------------------------------------------------------------------------------- ------------------- --------------------
INSTITUTIONAL CLASS (AFTER TAXES ON DISTRIBUTIONS)                                               1.62%                4.87%
----------------------------------------------------------------------------------- ------------------- --------------------
INSTITUTIONAL CLASS (AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)                       1.92%                4.47%
----------------------------------------------------------------------------------- ------------------- --------------------


(1) Reflects applicable expense caps in effect during the periods. See Investment Management Agreement and Sub-Advisory Agreement for information regarding expense caps for the Funds. In the absence of such waivers, performance would have been affected negatively.


(2) The maximum front-end sales charge is 5.75% for Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small Cap Growth Fund, Optimum Small Cap Value Fund and Optimum International Fund. The above performance numbers are calculated using 5.75% as the applicable sales charge for all time periods.


(3) The maximum front-end sales charge is 4.50% for the Optimum Fixed Income Fund. The above performance numbers are calculated using 4.50% for all time periods.
(4) The CDSC schedule for Class B Shares is as follows: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter. The above figures have been calculated using this schedule.
(5) The CDSC schedule for Class B Shares is as follows: 4.00% during the first year, 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year and 0% thereafter. The above figures have been calculated using this schedule.
(6)      The Funds' commencement of operations were as follows:


       Optimum Large Cap Growth Fund A Class                    8/1/03
       Optimum Large Cap Growth Fund B Class                    8/1/03
       Optimum Large Cap Growth Fund C Class                    8/1/03
       Optimum Large Cap Growth Fund Institutional Class        8/1/03
       Optimum Large Cap Value Fund A Class                     8/1/03
       Optimum Large Cap Value Fund B Class                     8/1/03
       Optimum Large Cap Value Fund C Class                     8/1/03
       Optimum Large Cap Value Fund Institutional Class         8/1/03

       Optimum Small Cap Growth Fund A Class                    8/1/03
       Optimum Small Cap Growth Fund B Class                    8/1/03
       Optimum Small Cap Growth Fund C Class                    8/1/03
       Optimum Small Cap Growth Fund Institutional Class        8/1/03
       Optimum Small Cap Value Fund A Class                     8/1/03
       Optimum Small Cap Value Fund B Class                     8/1/03
       Optimum Small Cap Value Fund C Class                     8/1/03
       Optimum Small Cap Value Fund Institutional Class         8/1/03
       Optimum International Fund A Class                       8/1/03
       Optimum International Fund B Class                       8/1/03
       Optimum International Fund C Class                       8/1/03
       Optimum International Fund Institutional Class           8/1/03
       Optimum Fixed Income Fund A Class                        8/1/03
       Optimum Fixed Income Fund B Class                        8/1/03
       Optimum Fixed Income Fund C Class                        8/1/03
       Optimum Fixed Income Fund Institutional Class            8/1/03

         Total return performance for a Class will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will also reflect, as applicable, the maximum front-end sales charge or CDSC paid with respect to the illustrated investment amount, but not any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representation of the results which may be realized from an investment in a Fund in the future.


TRADING PRACTICES AND BROKERAGE

         Portfolio transactions are executed by the manager or the respective sub-advisers, as appropriate, on behalf of each Fund in accordance with the standards described below.

         Brokers, dealers, banks and others are selected to execute transactions for the purchase or sale of portfolio securities on the basis of the manager's or the respective sub-adviser's, as appropriate, judgment of their professional capability to provide the service. The primary consideration is to have brokers, dealers or banks execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Each Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of the manager's or the respective sub-adviser's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund may pay a minimal share transaction cost when the transaction presents no difficulty. Fixed income trades are made on a net basis where securities are either bought or sold directly from or to a broker, dealer, bank or others. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price), which is the equivalent of a commission.

         Portfolio transactions for certain of the Funds may be effected in foreign markets that may not allow negotiation of commissions or where it is customary to pay fixed rates.

         During the fiscal years ended March 31, 2005, 2004 and 2003, the aggregate dollar amounts of brokerage commissions paid by each Fund were as follows:


------------------------------------------- --------------------------- --------------------------- ---------------------------
FUND                                                   2005                      2004(1)                       2003
------------------------------------------- --------------------------- --------------------------- ---------------------------
Optimum Large Cap Growth Fund                        $416,617                    $111,607                      N/A
------------------------------------------- --------------------------- --------------------------- ---------------------------
Optimum Large Cap Value Fund                         $139,241                    $128,275                      N/A
------------------------------------------- --------------------------- --------------------------- ---------------------------
Optimum Small Cap Growth Fund                        $115,235                     $60,526                      N/A
------------------------------------------- --------------------------- --------------------------- ---------------------------
Optimum Small Cap Value Fund                          $69,756                     $30,506                      N/A
------------------------------------------- --------------------------- --------------------------- ---------------------------
Optimum International Fund                           $245,207                     $80,166                      N/A
------------------------------------------- --------------------------- --------------------------- ---------------------------
Optimum Fixed Income Fund                                ----                          $5                      N/A
------------------------------------------- --------------------------- --------------------------- ---------------------------

(1) Reflects the reporting period of August 1, 2003 through March 31, 2004.


         The manager or sub-advisers may allocate brokerage business to brokers or dealers who provide brokerage and research services. These services may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the manager or a sub-adviser in connection with its investment decision-making process with respect to one or more Funds and accounts managed by it, and may not be used, or used exclusively, with respect to the Fund or account generating the brokerage.

         During the fiscal year ended March 31, 2005, portfolio transactions for each Fund and the resulting brokerage commissions were directed to brokers for brokerage and research services provided:


------------------------------------------- ----------------------------------------------------
                                             BROKERAGE COMMISSIONS DIRECTED FOR BROKERAGE AND
FUND                                                         RESEARCH SERVICES
------------------------------------------- ----------------------------------------------------
Optimum Large Cap Growth Fund                                     $21,277
------------------------------------------- ----------------------------------------------------
Optimum Large Cap Value Fund                                        ---
------------------------------------------- ----------------------------------------------------
Optimum Small Cap Growth Fund                                     $43,442
------------------------------------------- ----------------------------------------------------
Optimum Small Cap Value Fund                                      $13,705
------------------------------------------- ----------------------------------------------------
Optimum International Fund                                        $54,089
------------------------------------------- ----------------------------------------------------
Optimum Fixed Income Fund                                           ---
------------------------------------------- ----------------------------------------------------


         The following sub-advisors effected Fund transactions through their affiliated brokers. For the last fiscal year, the aggregate amount of all commissions for transaction effected through the affiliated brokers, the percentage such amount represented all commissions generated by the sub-advisors directed transactions, and the percentage of all transactions effected through the affiliated brokers are disclosed below.


----------------------------- ------------------------- ------------------------ ----------------------- ----------------------
                              NAME OF AFFILIATED BROKER   AGGREGATE AMOUNT OF     PERCENT OF AGGREGATE    PERCENT OF AGGREGATE
                                                                                                         AMOUNT OF TRANSACTIONS
                                                         COMMISSIONS PAID TO AN  COMMISSIONS PAID TO AN     AFFECTED THROUGH
FUND                                                       AFFILIATED BROKER        AFFILIATED BROKER      AFFILIATED BROKER
----------------------------- ------------------------- ------------------------ ----------------------- ----------------------
Optimum Large Cap Value Fund  Morgan Stanley                     $1,688                   1.23%                  0.51%
----------------------------- ------------------------- ------------------------ ----------------------- ----------------------
Optimum Small Cap Value Fund  Reich & Tang Distributors         $40,994                   98.8%                   99%
----------------------------- ------------------------- ------------------------ ----------------------- ----------------------


         As provided in the Securities Exchange Act of 1934, as amended, and the Investment Management and Sub-Advisory Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker/dealers are not, in general, substantially higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the manager or a sub-adviser that constitute in some part brokerage and research services used by the manager or sub-adviser in connection with its investment decision-making process, and constitute in some part services used by the manager or sub-adviser in connection with administrative or other functions not related to its investment decision-making process. In such cases, the manager or sub-adviser will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the manager or sub-adviser in connection with administrative or other functions not related to its investment decision-making process.

         Combined orders for two or more accounts or funds engaged in the purchase or sale of the same security may be placed if the judgment is made that joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. The manager or sub-advisers may randomly allocate purchases or sales among participating accounts when the amounts involved are too small to be evenly proportioned in a cost efficient manner. In performing random allocations, the manager or sub-advisers will consider consistency of strategy implementation among participating accounts. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts. Although it is recognized that, in some cases, joint execution of orders and/or random allocation of small orders could adversely affect the price or volume of the security that a particular account may obtain, the advantages of combined orders or random allocation based on size may outweigh the possible advantages of separate transactions.

         Consistent with NASD Regulation, Inc. (NASDRSM) rules, and subject to seeking best execution, orders may be placed with broker/dealers that have agreed to defray certain Fund expenses, such as custodian fees.

         In addition, so long as no fund is disadvantaged, portfolio transactions that generate commissions or their equivalent may be allocated to broker/dealers who provide daily portfolio pricing services to the Trust. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

PORTFOLIO TURNOVER
         Portfolio trading will be undertaken principally to accomplish a Fund's investment objective. Each Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended (the "Code") and the 1940 Act. A Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such a turnover always will be incidental to transactions undertaken with a view to achieving a Fund's investment objective.

         The portfolio turnover rate of a Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less. A turnover rate of 100% would occur, for example, if all the investments in a Fund's portfolio at the beginning of the year were replaced by the end of the year. It is possible that in any particular year market conditions or other factors might result in portfolio activity at a greater rate than anticipated.

         Portfolio turnover will be increased if a Fund writes a large number of call options that are subsequently exercised. The turnover rate may also be affected by cash requirements from redemptions and repurchases of Fund shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders.


------------------------------------- -------------- --------------
FUND                                      2005          2004
------------------------------------- -------------- --------------
Optimum Large Cap Growth Fund              37%           51%
------------------------------------- -------------- --------------
Optimum Large Cap Value Fund               38%           38%
------------------------------------- -------------- --------------
Optimum Small Cap Growth Fund              44%           16%
------------------------------------- -------------- --------------
Optimum Small Cap Value Fund               46%           40%
------------------------------------- -------------- --------------
Optimum International Fund                 82%           49%
------------------------------------- -------------- --------------
Optimum Fixed Income Fund                 352%          383%
------------------------------------- -------------- --------------



PURCHASING SHARES

         The Distributor serves as the national distributor for each Fund's shares and has agreed to use its best efforts to sell shares of each Fund. See the Prospectuses for information on how to invest. Shares of each Fund are offered on a continuous basis and may be purchased only through a securities dealer or other financial intermediary that has entered into a Dealer's Agreement with the Funds' Distributor (a "participating securities dealer or other financial intermediary").

         The minimum initial investment generally is $2,500 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, trustees/directors and employees of the Funds, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. There are no minimum purchase requirements for accounts opened under an asset allocation program established through a participating securities dealer or other financial intermediary. There are no minimum purchase requirements for the Institutional Class, but certain eligibility requirements must be satisfied.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. The Funds will reject any purchase order for more than $100,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor should keep in mind that reduced front-end sales charges apply to investments of $75,000 or more (Large Cap Growth Fund, Large Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, and International Fund) or $100,000 or more (Fixed Income Fund) in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and are not subject to a CDSC.

          Participating securities dealers and other financial intermediaries are responsible for transmitting orders promptly. Each Fund reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in the Fund's best interest.

         Each Fund also reserves the right, following shareholder notification, to charge a service fee on certain accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Funds may charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments. Fees will not be imposed on accounts that are held in certain asset allocation programs established through a participating securities dealer or other financial intermediary.

         Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC if he or she redeems any portion of his or her account.

         Class A Shares are purchased at the offering price, which reflects a maximum front-end sales charge of 5.75% for Large Cap Growth Fund, Large Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, and International Fund, and 4.50% for Fixed Income Fund; however, lower front-end sales charges apply for larger purchases. See the table in the Fund Classes' Prospectus. Class A Shares are subject to annual 12b-1 Plan expenses of up to 0.35% of the average daily net assets of such shares.

         Class B shares are purchased at net asset value and are subject to a CDSC as follows: For Large Cap Growth Fund, Large Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, and International Fund, if you redeem Class B shares during the first year after you buy them, the shares will be subject to a CDSC of 4.00%. The CDSC declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter. For Fixed Income Fund, if you redeem Class B shares during the first year after you buy them, the shares will be subject to a CDSC of 4.00%. The CDSC declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0% thereafter. Class B Shares are also subject to annual 12b-1 Plan expenses that are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares, below.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1.00% if shares are redeemed within 12 months after purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment that are equal to those to which Class B Shares are subject.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end sales charge, CDSC or 12b-1 Plan expenses.

         See Plans Under Rule 12b-1 for the Fund Classes under Purchasing Shares, and Determining Offering Price and Net Asset Value in this Part B.

         Certificates representing shares purchased are not issued. However, an investor will have the same rights of ownership with respect to such shares as if certificates had been issued.

ALTERNATIVE PURCHASE ARRANGEMENTS - CLASS A, CLASS B AND CLASS C SHARES
         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.35% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in a Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1.00% (0.25% of which are service fees to be paid to the Distributor, participating securities dealers or other financial intermediaries for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to Class A Shares' annual 12b-1 Plan expenses. Unlike Class B Shares, Class C Shares do not convert to another Class.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the Classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Participating securities dealers or other financial intermediaries may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans Under Rule 12b-1 for the Fund Classes.

         Dividends, if any, paid on Class A Shares, Class B Shares, Class C Shares and Institutional Class Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the amounts of 12b-1 Plan expenses relating to Class A Shares, Class B Shares and Class C Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value.

CLASS A SHARES
         Purchases of $75,000 or more (Large Cap Growth Fund, Large Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, and International Fund) or $100,000 or more (Fixed Income Fund) of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectus, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         The Distributor reallows to participating securities dealers or other financial intermediaries the full amount of the front-end sales charge. Participating securities dealers or other financial intermediaries who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

DEALER'S COMMISSION - CLASS A SHARES
         Participating securities dealers or other financial intermediaries may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Participating securities dealers or other financial intermediaries should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

DEFERRED SALES CHARGE ALTERNATIVE - CLASS B SHARES
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in a Fund's shares. The Distributor currently compensates participating securities dealers or other financial intermediaries for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4.00% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its participating securities dealers or other financial intermediaries, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to participating securities dealers or other financial intermediaries for selling Class B Shares at the time of purchase. As discussed below, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to participating securities dealers or other financial intermediaries for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

AUTOMATIC CONVERSION OF CLASS B SHARES
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of a Fund acquired through reinvestment of dividends will convert to Class A Shares of the Fund pro-rata with Class B Shares of the Fund not acquired through reinvestment of dividends.

         All such automatic conversions of Class B Shares will constitute tax-free transactions for federal income tax purposes.

LEVEL SALES CHARGE ALTERNATIVE - CLASS C SHARES
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in a Fund's shares. The Distributor currently compensates participating securities dealers or other financial intermediaries for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1.00% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to participating securities dealers or other financial intermediaries for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES
         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1.00%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gain distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Fund. In the event of an exchange of the shares, the "net asset value of those shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waiver of Contingent Deferred Sales Charge--Class B Shares and Class C Shares under Redemption and Exchange for the Fund Classes for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1.00% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares of a Fund will be automatically converted into Class A Shares of that Fund. See Automatic Conversion of Class B Shares, above. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to Class A Shares' ongoing annual 12b-1 Plan expenses.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

PLANS UNDER RULE 12B-1 FOR THE FUND CLASSES
         Pursuant to Rule 12b-1 under the 1940 Act, each Fund has adopted a separate plan for its Class A Shares, Class B Shares, and Class C Shares (the "Plans"). Each Plan permits a Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class of shares to which the Plan applies. The Plans do not apply to Institutional Class Shares of the Funds. Institutional Class shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of such Shares of the Funds. Holders of Institutional Class Shares of the Funds may not vote on matters affecting the Plans.

         The Plans permit the Funds, pursuant to their Distribution Agreement, to pay out of the assets of Class A Shares, Class B Shares, and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such Classes. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time and paying distribution and maintenance fees to participating securities dealers or other financial intermediaries.

         In connection with the promotion of shares of such Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse participating securities dealers or other financial intermediaries for expenses incurred in connection with pre-approved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to participating securities dealers or other financial intermediaries as part of pre-approved sales contests and/or to participating securities dealers or other financial intermediaries who provide extra training and information concerning a Class and increase sales of the Class. In addition, each Fund may make payments from the 12b-1 Plan fees of their respective Classes directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with respect to the Funds. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to participating securities dealers or other financial intermediaries with respect to the initial sales of such shares.

         The maximum aggregate fee payable by the Funds under the Plans, and the Funds' Distribution Agreement, is, on an annual basis, up to 0.35% (0.25% of which are service fees to be paid to the Distributor, securities dealers or other financial intermediaries for providing personal service and/or maintaining shareholder accounts) of each Fund's Class A Shares' average daily net assets for the year, and up to 1.00% (0.25% of which are service fees to be paid to the Distributor, securities dealers or other financial intermediaries for providing personal service and/or maintaining shareholder accounts) of each Fund's Class B Shares' and Class C Shares' average daily net assets for the year. The Board of Trustees may reduce these amounts at any time.

         All of the distribution expenses incurred by the Distributor and others, such as participating securities dealers or other financial intermediaries, in excess of the amount paid on behalf of Class A Shares, Class B Shares, and Class C Shares would be borne by such persons without any reimbursement from such Fund Classes. Subject to seeking best execution, the Funds may, from time to time, buy or sell portfolio securities from or to firms that receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to participating securities dealers or other financial intermediaries for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreement have all been approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial interest in the Plans by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreement. Continuation of the Plans and the Distribution Agreement must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the Trustees must determine whether continuation of each Plan is in the best interest of shareholders of the Class to which the Plan relates and that there is a reasonable likelihood of the Plan providing a benefit to that Class. The Plans and the Distribution Agreement may be terminated with respect to a Class at any time without penalty by a majority of those Trustees who are not "interested persons" or by a majority vote of the relevant Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Trustees who are not "interested persons." With respect to the Class A Shares' Plan, any amendment materially increasing the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the applicable Fund's Class B Shares. Also, any other material amendment to the Plans must be approved by a majority vote of the Trustees including a majority of those Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Funds must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

         For the fiscal year ended March 31, 2005, 12b-1 payments from Class A Shares, Class B Shares, Class C Shares and Class I Shares of each Fund are shown below.


--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
                                  LARGE CAP GROWTH FUND   LARGE CAP GROWTH FUND   LARGE CAP GROWTH FUND     LARGE CAP GROWTH
                                          CLASS                   CLASS                   CLASS                FUND CLASS
                                         A SHARES                B SHARES                C SHARES               I SHARES
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Advertising                                $0                      $0                      $0                     $0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Annual/Semi-Annual Reports                  0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Broker Trails                             53,789                  14,243                  73,638                   0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Broker Sales Charges                        0                     30,039                 471,786                   0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Dealer Service Expenses                     0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Interest on Broker Sales Charges            0                     12,931                  9,219                    0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Commissions to Wholesalers                  0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Promotional-Broker Meetings                 0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Promotional-Other                           0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Prospectus Printing                         0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Telephone                                   0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Wholesaler Expenses                         0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Other                                       0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Total                                    $53,789                 $57,213                 $554,643                  $0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------

--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
                                   LARGE CAP VALUE FUND    LARGE CAP VALUE FUND    LARGE CAP VALUE FUND     LARGE CAP VALUE
                                          CLASS                   CLASS                   CLASS                FUND CLASS
                                         A SHARES                B SHARES                C SHARES               I SHARES
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Advertising                                 $0                      $0                      $0                     $0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Annual/Semi-Annual Reports                  0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Broker Trails                             54,395                  14,583                  76,238                   0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Broker Sales Charges                        0                     31,010                 488,452                   0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Dealer Service Expenses                     0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Interest on Broker Sales Charges            0                     12,943                  9,196                    0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Commissions to Wholesalers                  0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Promotional-Broker Meetings                 0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Promotional-Other                           0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Prospectus Printing                         0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Telephone                                   0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Wholesaler Expenses                         0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Other                                       0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Total                                    $54,395                 $58,536                 $573,886                  $0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------




--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
                                  SMALL CAP GROWTH FUND   SMALL CAP GROWTH FUND   SMALL CAP GROWTH FUND     SMALL CAP GROWTH
                                          CLASS                   CLASS                   CLASS                FUND CLASS
                                         A SHARES                B SHARES                C SHARES               I SHARES
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------

Advertising                                $0                      $0                      $0                     $0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Annual/Semi-Annual Reports                  0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Broker Trails                             12,157                  3,097                   15,742                   0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Broker Sales Charges                        0                     6,532                   99,486                   0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Dealer Service Expenses                     0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Interest on Broker Sales Charges            0                     2,800                   1,889                    0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Commissions to Wholesalers                  0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Promotional-Broker Meetings                 0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Promotional-Other                           0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Prospectus Printing                         0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Telephone                                   0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Wholesaler Expenses                         0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Other                                       0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Total                                    $12,157                 $12,429                 $117,117                  $0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------

--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
                                   SMALL CAP VALUE FUND    SMALL CAP VALUE FUND    SMALL CAP VALUE FUND     SMALL CAP VALUE
                                          CLASS                   CLASS                   CLASS                FUND CLASS
                                         A SHARES                B SHARES                C SHARES               I SHARES
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Advertising                                 $0                      $0                      $0                     $0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Annual/Semi-Annual Reports                  0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Broker Trails                             13,395                  3,300                   18,665                   0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Broker Sales Charges                        0                     7,153                  118,613                   0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Dealer Service Expenses                     0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Interest on Broker Sales Charges            0                     2,808                   2,112                    0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Commissions to Wholesalers                  0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Promotional-Broker Meetings                 0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Promotional-Other                           0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Prospectus Printing                         0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Telephone                                   0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Wholesaler Expenses                         0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Other                                       0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Total                                    $13,395                 $13,261                 $139,390                  $0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------




--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
                                      INTERNATIONAL           INTERNATIONAL           INTERNATIONAL          INTERNATIONAL
                                        FUND CLASS              FUND CLASS              FUND CLASS             FUND CLASS
                                         A SHARES                B SHARES                C SHARES               I SHARES
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Advertising                                $0                      $0                      $0                     $0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Annual/Semi-Annual Reports                  0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Broker Trails                             23,129                  6,237                   30,117                   0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Broker Sales Charges                        0                     13,338                 192,335                   0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Dealer Service Expenses                     0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Interest on Broker Sales Charges            0                     5,443                   3,622                    0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Commissions to Wholesalers                  0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Promotional-Broker Meetings                 0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Promotional-Other                           0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Prospectus Printing                         0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Telephone                                   0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Wholesaler Expenses                         0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Other                                       0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Total                                    $23,129                 $25,018                 $226,074                  $0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------

--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
                                       FIXED INCOME            FIXED INCOME            FIXED INCOME           FIXED INCOME
                                        FUND CLASS              FUND CLASS              FUND CLASS             FUND CLASS
                                         A SHARES                B SHARES                C SHARES               I SHARES
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Advertising                                 $0                      $0                      $0                     $0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Annual/Semi-Annual Reports                  0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Broker Trails                             67,348                  16,604                 105,827                   0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Broker Sales Charges                        0                     34,848                 670,930                   0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Dealer Service Expenses                     0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Interest on Broker Sales Charges            0                     15,128                  13,842                   0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Commissions to Wholesalers                  0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Promotional-Broker Meetings                 0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Promotional-Other                           0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Prospectus Printing                         0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Telephone                                   0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Wholesaler Expenses                         0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Other                                       0                       0                       0                      0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------
Total                                    $67,348                 $66,580                 $790,599                  $0
--------------------------------- ----------------------- ----------------------- ----------------------- ---------------------

SPECIAL PURCHASE FEATURES - CLASS A SHARES

BUYING CLASS A SHARES AT NET ASSET VALUE
         Current and former officers, trustees/directors and employees of the Funds, the Manager, or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the Funds and registered representatives and employees of participating securities dealers or other financial intermediaries may purchase Class A Shares of any of the Funds, including any Fund that may be created, at the net asset value per share. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing Funds, corporations, counsel or participating securities dealers or other financial intermediaries, may purchase Class A Shares at net asset value.

         Each Fund may, from time to time, waive the front-end sales charge on its Class A shares sold to clients of certain participating securities dealers or other financial intermediaries meeting criteria established by the Funds' distributor. This privilege will apply only to a client who can document that such Class A shares were purchased with proceeds from the redemption of shares from an unaffiliated mutual fund on which a sales charge was paid or that were subject at any time to a contingent deferred sales charge, and when the Fund's distributor has determined in its sole discretion that the unaffiliated fund invests primarily in the same types of securities as or has an investment objective similar to that of the Fund purchased. The shares of the unaffiliated fund must have been purchased within the last two years prior to the date on which Class A shares are purchased, and purchases of Class A shares must be made within thirty (30) days of redemption from the unaffiliated fund. Investors will be notified of such periods to purchase Class A shares at net asset value.

         Discretionary advisory accounts of a participating securities dealer or other financial intermediary or its affiliates may also purchase Class A Shares at net asset value.

         The Funds must be notified in advance that the trade qualifies for purchase at net asset value.

LETTER OF INTENTION
         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or the Fund which provides for the holding in escrow by the Service Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Service Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the values (at offering price at the level designated in their Letter of Intention) of all their shares of the Funds (except shares of any Fund which does not carry a front-end sales charge or CDSC, unless they were acquired through an exchange from a Fund which carried a front-end sales charge or CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter. For purposes of satisfying an investor's obligation under a Letter of Intention, Class B Shares and Class C Shares of the Funds may be aggregated with Class A Shares of the Funds.

COMBINED PURCHASES PRIVILEGE
         In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class B Shares and/or Class C Shares of the Funds (except shares of any Fund which does not carry a front-end sales charge or CDSC, unless they were acquired through an exchange from a Fund which carried a front-end sales charge or CDSC).

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

RIGHT OF ACCUMULATION
         In determining the availability of the reduced front-end sales charge previously set forth with respect to the Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of the Funds (except shares of any Fund which does not carry a front-end sales charge or CDSC, unless they were acquired through an exchange from a Fund which carried a front-end sales charge or CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares of Large Cap Growth Fund and/or shares of any other of the Classes described in the previous sentence with a value of $70,000 and subsequently purchases $10,000 at offering price of additional Class A Shares of Large Cap Growth Fund, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

35-DAY REINVESTMENT PRIVILEGE
         Holders of Class A Shares and Class B Shares of the Funds (and of the Institutional Class holding shares which were acquired through an exchange from another Fund offered with a front-end sales charge) who redeem such shares have 35 days from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Funds. In the case of Class A Shares, the reinvestment will not be assessed an additional front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other Funds may be sold. Persons investing redemption proceeds from direct investments in a Fund offered without a front-end sales charge will be required to pay the applicable sales charges when purchasing Class A shares. The reinvestment privilege does not extend to redemptions of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemption as well as the automatic conversion into Class A Shares.

         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax advisor be consulted with respect to such transactions.

         Any reinvestment directed to a Fund in which the investor does not then have an account will be treated like all other initial purchases of the Fund's shares.

INSTITUTIONAL CLASS
         Institutional Class Shares of the Funds are available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and of a participating securities dealer or other financial intermediary; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) discretionary advisory accounts of a participating securities dealer or other financial intermediary or its affiliates; (e) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and (f) registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes, but only if the advisor is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

         Institutional Class Shares are available for purchase at net asset value, without the imposition of a front-end sales charge or CDSC and are not subject to Rule 12b-1 expenses.


INVESTMENT PLANS

REINVESTMENT PLAN/OPEN ACCOUNT
         Unless otherwise designated in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the account on that date. All dividends and distributions of the Institutional Class are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income and of distributions from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time through a participating securities dealer or other financial intermediary. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares and Institutional Class at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

REINVESTMENT OF DIVIDENDS IN OTHER FUNDS
         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares and Class C Shares may automatically reinvest dividends and/or distributions in any of the Funds, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge. The Service Agent must be notified in writing and an account in the Fund into which the dividends and/or distributions are to be invested must have been established. Any reinvestment directed to a Fund in which the investor does not then have an account will be treated like all other initial purchases of the Fund's shares.

         Subject to the following limitations, dividends and/or distributions from one Fund may be invested in shares of another Fund, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may be directed only to other Class B Shares, and dividends from Class C Shares may be directed only to other Class C Shares.

INVESTING BY EXCHANGE
         If you have an investment in one Fund, you may authorize an exchange of part or all of your investment into shares of another Fund. If you wish to open an account by exchange, call your participating securities dealer or other financial intermediary for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in the Funds' Prospectuses. See Redemption and Exchange for more complete information concerning your exchange privileges.

         Holders of Class A Shares of a Fund may exchange all or part of their Class A Shares for Class A Shares of another Fund, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Funds. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of another Fund. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of another Fund. Class B Shares of the Funds and Class C Shares of the Funds acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Fund from which the exchange is made. The holding period of Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Fund.

         Permissible exchanges into Class A Shares of the Funds will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Funds will be made without the imposition of a CDSC by the Fund from which the exchange is being made at the time of the exchange.

RETIREMENT PLANS FOR THE FUND CLASSES
         An investment in the Funds may be suitable for tax-deferred retirement plans. The Funds offer retirement plans, including an individual retirement account ("IRA") and the new Roth IRA and the Coverdell Education Savings Account.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $100,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange for a list of the instances in which the CDSC is waived.

         Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees may be shared by Delaware Management Trust Company, the Service Agent, other affiliates of the Manager, participating securities dealers or other financial intermediaries (including Linsco/Private Ledger Corp.) and others that provide services to such Plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. See Institutional Class, above. For additional information on any of the plans and retirement services, contact your participating securities dealer or other financial intermediary.

         IT IS ADVISABLE FOR AN INVESTOR CONSIDERING ANY ONE OF THE RETIREMENT PLANS DESCRIBED BELOW TO CONSULT WITH AN ATTORNEY, ACCOUNTANT OR A QUALIFIED RETIREMENT PLAN CONSULTANT. FOR FURTHER DETAILS, INCLUDING APPLICATIONS FOR ANY OF THESE PLANS, CONTACT YOUR PARTICIPATING SECURITIES DEALER OR OTHER FINANCIAL INTERMEDIARY.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your participating securities dealer or other financial intermediary for the special application forms required for the Plans described below.

INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS")
         An individual may want to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, the deductibility of such contributions may be restricted based on certain income limits.

DEDUCTIBLE AND NON-DEDUCTIBLE IRAS
         Contributions to an individual's IRA may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI"), not counting any IRA deductions, and whether the taxpayer is an active participant in an employer sponsored retirement plan.

         In June 2001, The Economic Growth and Tax Relief Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The current $4,000 limit will rise to $5,000 in 2008 with annual inflation adjustments thereafter. Individuals who have attained age 50 by the end of the 2001 will be eligible to make additional "catch-up" contributions of $500 through 2005, and $1,000 beginning in 2006.

         The annual contribution limits through 2008 are as follows:

                  ----------------------- ------------------ ------------------
                      CALENDAR YEAR         UNDER AGE 50      AGE 50 AND ABOVE
                  ----------------------- ------------------ ------------------
                           2005                $4,000              $4,500
                  ----------------------- ------------------ ------------------
                        2006-2007              $4,000              $5,000
                  ----------------------- ------------------ ------------------
                           2008                $5,000              $6,000
                  ----------------------- ------------------ ------------------

         Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $4,000 is still available through 2007 and increased limits in subsequent years are still available if the taxpayer's AGI is not greater than $50,000 ($70,000 for taxpayers filing joint returns) for tax years beginning in 2005. A partial deduction is allowed for married couples with income greater than $70,000 and less than $80,000, and for single individuals with an AGI greater than $50,000 and less than $60,000. These income phase-out limits are annually increased until they reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.

         Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions as much as the annual contribution limit and defer taxes on interest or other earnings from the IRAs.

         Under the law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is not greater than $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI greater than $150,000 and less than $160,000.

CONDUIT (ROLLOVER) IRAS
         Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

         (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

         (2) Substantially equal installment payments for a period certain of 10 or more years;

         (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

         (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

         (5) A distribution of after-tax contributions which is not includable in income.

ROTH IRAS
         Non-deductible contributions of up to $4,000 per year through 2005 can be made to a Roth IRA, reduced by any contributions to a deductible or nondeductible IRA for the same year. The limits after 2004 are the same as for a regular IRA. The maximum contribution that can be made to a Roth IRA is phased out for single filers with an AGI greater than $95,000 and less than $110,000, and for couples filing jointly with an AGI greater than $150,000 and less than $160,000. Qualified distributions from a Roth IRA are exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributable to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

         Distributions that are not qualified distributions are tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

         Taxpayers with an AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and previously deducted contributions held in the IRA are subject to a tax upon conversion; however, no 10% additional tax for early withdrawal would apply.

COVERDELL EDUCATION SAVINGS ACCOUNTS
         The annual contribution that can be made for each designated beneficiary is $2,000 and qualifying expenses will no longer be limited to those related to higher education.

         Elementary (including kindergarten) and secondary public, private or religious school tuition expenses will now qualify. The new law specifically permits as elementary and secondary school expenses academic tutoring; certain computer technology; and expenses for uniforms, transportation, and extended day programs.

         The applicable annual limit is in addition to the $2,000 annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Coverdell Education Savings Accounts. In addition, multiple Coverdell Education Savings Accounts can be created for the same beneficiary, however, the contribution limit of all contributions for a single beneficiary cannot exceed the annual limit.

         The modified AGI limit increases for couples filing jointly to $190,000 for a full contribution through $220,000 for a partial contribution. Individuals with modified AGI above the phase-out range are not allowed to make contributions to a Coverdell Education Savings Account established on behalf of any individual.

         Distributions from a Coverdell Education Savings Account are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

         Any balance remaining in a Coverdell Education Savings Account at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includable in gross income of the beneficiary and generally subject to an additional 10% tax if the distribution is not for qualified higher education expenses. Tax-free transfers and rollovers of account balances from one Coverdell Education Savings Account benefiting one beneficiary to another Coverdell Education Savings Account benefiting a different beneficiary (as well as redesignations of the named beneficiary) are permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.


DETERMINING OFFERING PRICE AND NET ASSET VALUE

         Each Fund has authorized one or more participating securities dealers or other financial intermediaries to accept purchase and redemption orders on behalf of the Fund. Such participating securities dealers or other financial intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of each Fund. For purposes of pricing, each Fund will be deemed to have received a purchase or redemption order when a participating securities dealer or other financial intermediary or, if applicable, its authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a participating securities dealer or other financial intermediary.

         Orders for purchases of Class A Shares are effected at the offering price next calculated after the order is placed. The offering price for Class A Shares consists of the net asset value per share plus any applicable sales charges. Orders for purchases of Class B Shares, Class C Shares and Institutional Class shares are effected at the net asset value per share next calculated after the order is placed. Participating securities dealers or other financial intermediaries are responsible for transmitting orders promptly.

         Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern
Time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Funds will generally be closed, pricing calculations will not be made, and purchase and redemption orders will not be processed. In the event of changes in the New York Stock Exchange's time of closing, the Trust reserves the right to price at a different time, to price more often than once daily or to make the offering price effective at a different time.

         Each Fund's net asset value per share is computed by adding the value of all the securities and other assets in the Fund's portfolio, deducting any liabilities of the Fund, and dividing by the number of the Fund's shares outstanding. Expenses and fees are accrued daily. In determining each Fund's total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are generally valued at the closing price on that exchange, unless such closing prices are determined to be not readily available pursuant to the Funds' pricing procedures. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of 60 days or less are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange, as provided by an independent pricing service. Use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Subject to the foregoing, securities for which market quotations are determined to be not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board of Trustees.

         Each Class of the Funds will bear, pro-rata, all of the common expenses of the Funds. The net asset values of all outstanding shares of each Class of the Funds will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Funds represented by the value of shares of that Class. All income earned and expenses incurred by the Funds will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Funds represented by the value of shares of such Classes, except that Class A Shares, Class B Shares and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the net asset value of each Class of each Fund will vary.


REDEMPTION AND EXCHANGE

         SHARES CAN BE REDEEMED OR EXCHANGED IN A NUMBER OF DIFFERENT WAYS. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity or bond funds. Exchanges are subject to the requirements of the Funds, and all exchanges of shares constitute taxable events. Further, in order for an exchange to be processed, shares of the Fund being acquired must be registered in the state where the acquiring shareholder resides. An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve a capital gain or loss to the shareholder for federal income tax purposes. You may want to consult your participating securities dealer or other financial intermediary to discuss which Funds will best meet your changing objectives, and the consequences of any exchange transaction. Your ability to exchange may be limited if the purchase side of your exchange order is rejected for any reason. In such an instance we will generally honor your redemption order part of the exchange order.

         Shares will be redeemed or exchanged at a price based on the net asset value next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See the Prospectus. A redemption request may indicate a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         Except as noted below, for a redemption request to be in "good order," it must provide the account number, account registration, and total number of shares or dollar amount of the transaction. Exchange requests must also provide the name of the Fund in which the proceeds are to be invested. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Funds of securities owned by them are not reasonably practical, or it is not reasonably practical for the Funds fairly to value their assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Funds may postpone payment or suspend the right of redemption. In such case, the request for redemption may be withdrawn or left standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed may be made either in cash or in kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Funds during any 90-day period for any one shareholder.

         The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

         Class B Shares are subject to a CDSC as follows: For Large Cap Growth Fund, Large Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, and International Fund, if you redeem Class B shares during the first year after you buy them, the shares will be subject to a CDSC of 4.00%. The CDSC declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter. For Fixed Income Fund, if you redeem Class B shares during the first year after you buy them, the shares will be subject to a CDSC of 4.00%. The CDSC declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0% thereafter. Class C Shares are subject to a CDSC of 1.00% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC, neither the Funds nor the Distributor charge a fee for redemptions, but such fees could be charged at any time in the future.

         Holders of Class B Shares or Class C Shares of a Fund that exchange their shares ("Original Shares") for shares of another Fund (in each case, "New Shares") in a permitted exchange will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the Fund from which the Original Shares were exchanged. In an exchange of Class B Shares from a Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that the investor held the New Shares.

SYSTEMATIC WITHDRAWAL PLANS
         Shareholders of Class A Shares, Class B Shares and Class C Shares of the Funds who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in the Fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable CDSC, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See Waivers of Contingent Deferred Sales Charges, below.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         The Systematic Withdrawal Plan is not available for the Institutional Classes of the Funds. Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

WRITTEN REDEMPTION
         The written redemption feature is available only if the Service Agent holds your shares. The redemption request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

TELEPHONE REDEMPTION
         The telephone redemption feature is available only if the Service Agent holds your shares. The Telephone Redemption - Check to Your Address of Record service, which is described below, is automatically provided unless you notify the Funds in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend the procedure upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither a Fund nor the Service Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Funds will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Service Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all redemption transactions initiated by telephone.

TELEPHONE REDEMPTION--CHECK TO YOUR ADDRESS OF RECORD
         THE TELEPHONE REDEMPTION FEATURE IS A QUICK AND EASY METHOD TO REDEEM SHARES. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

WAIVERS OF CONTINGENT DEFERRED SALES CHARGES
         The CDSC on Class B Shares is waived in connection with the following redemptions: (i) redemptions that result from each Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA; (iii) periodic distributions from an IRA due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from each Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA; (iii) IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) periodic distributions from an IRA on or after attainment of age 59 1/2; and (v) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

DIVIDENDS, DISTRIBUTIONS AND TAXES

         The following supplements the information in each Prospectus.

         Each Class of shares of each Fund will share proportionately in the investment income and expenses of that Fund, except that Class A Shares, Class B Shares, and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

         The policy of the Trust is to distribute substantially all of each Fund's net investment income and any net realized capital gains in the amount and at the times that will avoid any federal income or excise taxes. This may require additional payments, if any, to be made during the first quarter of the following calendar year.

         All dividends and any capital gains distributions will be automatically reinvested in additional shares of the same Class of the Fund at net asset value unless otherwise designated in writing that such dividends and/or distributions be paid in cash. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.

         Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. The Funds may deduct from a shareholder's account the costs of that Fund's efforts to locate a shareholder if a shareholder's mail is returned by the United States Post Office or the Funds are otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

         Each Fund intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. Each Fund intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

         Dividends from net investment income (e.g., dividends and interests less expenses incurred in the operation of a Fund) and net short-term capital gains distributions are treated by shareholders as ordinary income for federal income tax purposes. (These distributions may be eligible for the dividends-received deductions for corporations.) Distributions from net long-term capital gains, if any, are taxable to shareholders as long-term capital gain rates, regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates. The tax status of dividends and distributions paid to shareholders will not be affected by whether they are paid in cash or in additional shares.

         A Fund will inform its shareholders of the amount of their income dividends and capital gain distributions, and will advise them of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, each Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Funds. Distributions declared in December but paid in January are taxable to you as if paid in December.

                  Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

                  Any loss incurred on the redemption or exchange of shares held for six months or less is treated as long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

                  All or any portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in a Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

         If you redeem some or all of your shares in a Fund, and then reinvest the redemption proceeds in that Fund within 35 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss in your redemption, all or a portion of the sales charge that you paid on your original shares in the Fund are excluded from your tax basis in the shares sold and added to your tax basis for the new shares.

         A portion of a Fund's dividends may qualify for the dividends-received deduction for corporations provided in the federal income tax law. The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice mailed to the Fund's shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period, then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

         In addition to the federal taxes described above, distributions by a Fund, and gains from the sale or exchange of your shares, generally will be subject to various state and local taxes. Because shareholders' state and local taxes may be different than the federal taxes described above, shareholders should consult their own tax advisors. Non-U.S. investors may be subject to U.S. withholding and estate tax.

         The Trustees reserve the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

         In order to qualify as a regulated investment company for federal income tax purposes, a Fund must meet certain specific requirements, including:

         (i) The Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

         (ii) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

         (iii) The Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

         The Code requires a Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year, 98% of its capital gain net income earned during the 12 month period ending October 31 and 100% of any undistributed amount from the prior year to shareholders by December 31 of each year in order to avoid federal excise tax. Each Fund intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by shareholders as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         When a Fund holds an option or contract which substantially diminishes the risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses.

         Under rules relating to "Constructive Sale Transactions", a Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A Fund generally will be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

         INVESTMENT IN FOREIGN CURRENCIES AND FOREIGN SECURITIES - Such investments, if made, will have the following additional tax consequences to a
Fund:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, or forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the Fund.

         If a Fund's Section 988 losses exceed it's other investment company taxable income during a taxable year, the Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

         A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

         Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in a Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANY SECURITIES - A Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives an "excess distribution" with respect to PFIC stock, that Fund may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Funds held the PFIC shares. A Fund will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distributions might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

         A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, under another election that involves marking-to-market a Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), unrealized gains would be treated as though they were realized. A Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of it's investments in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a Fund were to make this second PFIC election, tax at the Fund level under the PFIC rules generally would be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by a Fund (if any), the amounts distributable to you by a Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after a Fund acquires shares in that corporation. While a Fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its investment policy.

TAXATION OF SHAREHOLDERS
         Dividends of net investment income and distributions of net realized short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes, whether received in cash or reinvested in additional shares. Dividends received by corporate shareholders will qualify for the dividends-received deduction only to the extent that each Fund designates the amount distributed as a dividend and the amount so designated does not exceed the aggregate amount of dividends received by the Fund from domestic corporations for the taxable year. The federal dividends-received deduction for corporate shareholders may be further reduced or disallowed if the shares with respect to which dividends are received are treated as debt-financed or are deemed to have been held for less than 46 days.

         Foreign countries may impose withholding and other taxes on dividends and interest paid to a Fund with respect to investments in foreign securities. However, certain foreign countries have entered into tax conventions with the U.S. to reduce or eliminate such taxes.

         Distributions of long-term capital gains will be taxable to shareholders as such, whether paid in cash or reinvested in additional shares and regardless of the length of time that the shareholder has held his or her interest in a Fund. If a shareholder receives a distribution taxable as long-term capital gain with respect to his or her investment in a Fund and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as a long-term capital loss.

         Investors considering buying shares of a Fund just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment. This is of particular concern for investors in each Fund other than the Fixed Income Fund because these Funds may make distributions on an annual basis.

         A Fund will be required in certain cases to withhold and remit to the United States Treasury 28% of taxable dividends or of gross proceeds from redemptions paid to any shareholder who has provided either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure to properly include on his tax return payments of interest or dividends. This withholding, known as backup withholding, is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

         Certain investments and hedging activities of a Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities will be subject to special tax rules. In a given case, these rules may accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of a Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

         Certain securities purchased by a Fund (such as STRIPS, CUBES, TRs, TIGRs and CATS) are sold at original issue discount and do not make periodic cash interest payments. A Fund will be required to include as part of its current income the imputed interest on such obligations even though a Fund has not received any interest payments on such obligations during that period. Because a Fund distributes all of its net investment income to its shareholders (including such imputed interest), a Fund may have to sell securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when the Manager or Sub-Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003
         On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JGTRRA). The new law reduces the tax rate on dividends and capital gains to 15% (5% for taxpayers with income in the lower brackets; 0% for those taxpayers in 2008).

REDUCTION OF TAX RATE ON DIVIDENDS
         Qualifying dividends will be taxed at a rate of 15% (5% for taxpayers with income in the lower brackets; 0% for those taxpayers in 2008). Prior law will apply for tax years beginning after December 31, 2008. Dividends paid on foreign corporation stocks that are readily tradable on U.S. securities markets are eligible for the lower rates.

         The amount of ordinary dividends qualifying for the lower tax rates that may be paid by a RIC for any tax year may not exceed the amount of the aggregate qualifying dividends received by the RIC, unless that aggregate is at least 95% of the RIC gross income (as specially computed), in which case the entire dividend qualifies. Obviously, money market and bond mutual fund distributions will generally not qualify.

         The lower tax rates are not available for dividends to the extent that the taxpayer is obligated to make related payments with respect to positions in substantially similar or related property (e.g., payments in lieu of dividends under a short sale). The capital gain rates also do not apply to (1) dividends received from an organization that was exempt from tax under Section 501 or was a tax-exempt farmers' cooperative in either the tax year of the distribution or the preceding tax year; (2) dividends received from a mutual savings bank that received a deduction under Section 591; or (3) deductible dividends paid on employer securities (i.e., under Section 404(k)).

         Owners whose shares are lent in short sales would not qualify for the lower rate. The lower tax rates would not apply under the law as enacted to "payments in lieu of dividends," which are received by someone whose stock is loaned to a short-seller. Brokerages have commonly lent stock out of margin accounts to short sellers, but may need to accommodate investors who do not want to receive unfavorable dividend treatment because their stock was lent out.

REDUCTION OF TAX RATE ON CAPITAL GAINS
         Under JGTRRA, the top individual rate on adjusted net capital gain, which was generally 20% (10% for taxpayers in the 10% and 15% brackets), is reduced to 15% (5% for taxpayers with income in the lower brackets). These lower rates apply to both the regular tax and the alternative minimum tax. The lower rates apply to assets held more than one year. For taxpayers with income in the lower brackets, the 5% rate is reduced to 0% for 2008.

         The tax rate on short-term capital gains is unchanged, and they will continue to be taxed at the ordinary income rate. The capital gains changes apply to sales and exchanges (and installment payments received) on or after May 6, 2003, but not with respect to tax years beginning after December 31, 2008.

         The special tax rates for gains on assets held for more than five years (8% for taxpayers with income in the 10% and 15% brackets; 18% for other taxpayers with respect to assets purchased after 2000) have been repealed.

BACK-UP WITHHOLDING CHANGES
         Prior to the passage of JGTRRA the backup withholding rate for shareholders that did not provide taxpayer identification numbers was 30%. This rate has been reduced to 28%, retroactive to January 1, 2003.

                                      * * *

         The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of the Funds. No attempt is made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, prospective purchasers of shares of a Fund are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state and local taxes.


INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS

         Delaware Management Company (the "Manager"), located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to each Fund. Such services are provided subject to the supervision and direction of the Trust's Board of Trustees. The Manager is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act").


         On March 31, 2005, the Manager and its affiliates within Delaware Investments were managing in the aggregate, more than $95 billion in assets in various institutional or separately managed, investment company, and insurance accounts.


       The Trust and the Manager have entered into an investment management agreement (the "Management Agreement"), which was initially approved by the Board of Trustees at a meeting held on July 17, 2003. Under the Management Agreement, the Manager has full discretion and responsibility, subject to the overall supervision of the Trust's Board of Trustees, to select and contract with one or more investment sub-advisers ("Sub-Advisers"), to manage the investment operations and composition of each Fund, and to render investment advice for each Fund, including the purchase, retention, and dispositions of investments, securities and cash contained in each Fund. The Management Agreement obligates the Manager to implement decisions with respect to the allocation or reallocation of each Fund's assets among one or more current or additional Sub-Advisers, and to monitor the Sub-Advisers' compliance with the relevant Fund's investment objective, policies and restrictions. Under the Management Agreement, the Trust will bear the expenses of conducting its business. The Trust and the Manager may share facilities in common to each, which may include legal and accounting personnel, with appropriate pro ration of expenses between them. In addition, the Manager pays the salaries of all officers and Trustees of the Trust who are officers, directors or employees of the Manager or its affiliates.

         Under the Management Agreement, the Manager is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of a Fund:

---------------------------------------------- --------------------------------------------------------------------------
FUND                                                                  ANNUAL MANAGEMENT FEE RATE
                                                             (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------- --------------------------------------------------------------------------
Optimum Large Cap Growth Fund                  0.8000% of assets up to $250 million
                                               0.7875% of assets from $250 million to $300 million
                                               0.7625% of assets from $300 million to $400 million
                                               0.7375% of assets from $400 million to $500 million
                                               0.7250% of assets over $500 million
---------------------------------------------- --------------------------------------------------------------------------
Optimum Large Cap Value Fund                   0.8000% of assets up to $100 million
                                               0.7375% of assets from $100 million to $250 million
                                               0.7125% of assets from $250 million to $500 million
                                               0.6875% of assets over $500 million
---------------------------------------------- --------------------------------------------------------------------------
Optimum Small Cap Growth Fund                  1.1000% of assets
---------------------------------------------- --------------------------------------------------------------------------
Optimum Small Cap Value Fund                   1.0500% of assets up to $75 million
                                               1.0250% of assets from $75 million to $150 million
                                               1.0000% of assets over $150 million
---------------------------------------------- --------------------------------------------------------------------------
Optimum International Fund                     0.8750% of assets up to $50 million
                                               0.8000% of assets from $50 to 100 million
                                               0.7800% of assets from $100 to 300 million
                                               0.7650% of assets from $300 to 400 million
                                               0.7300% of assets over $400 million
---------------------------------------------- --------------------------------------------------------------------------
Optimum Fixed Income Fund                      0.7000% of assets up to $25 million
                                               0.6500% of assets from $25 million to $100 million
                                               0.6000% of assets over $100 million
---------------------------------------------- --------------------------------------------------------------------------

         Each Fund's (except the Small Cap Growth Fund's) management fee, as a percentage of net assets, declines as assets increase above designated levels. The Manager has contractually agreed through August 1, 2006 to reimburse expenses and/or waive its management fees for Class A, Class B, Class C and Institutional Class of each Fund to the extent necessary to keep total annual operating expenses (excluding interest, taxes, brokerage commissions, Rule 12b-1 fees, if applicable, and extraordinary expenses), as a percentage of each Class's respective average daily net assets, from exceeding rates as set forth in the Prospectuses. After August 1, 2006, the Manager may discontinue this expense reimbursement and/or fee waiver agreement.

         The Management Agreement will remain in effect with respect to each Fund for an initial period of two years. The Management Agreement may be renewed with respect to each Fund only if such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms and the renewal thereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated without penalty on 60 days' notice by the Trustees of the Trust or by the Manager. The Management Agreement will terminate automatically in the event of its assignment.

         The total net assets of the Funds on the following dates were as follows:


          -------------------------------- ----------------- -------------------
          FUND                              MARCH 31, 2005    MARCH 31, 2004(1)
          -------------------------------- ----------------- -------------------
          Optimum Large Cap Growth Fund       $283,488,660            [      ]
          -------------------------------- ----------------- -------------------
          Optimum Large Cap Value Fund        $273,759,594            [      ]
          -------------------------------- ----------------- -------------------
          Optimum Small Cap Growth Fund        $59,508,360            [      ]
          -------------------------------- ----------------- -------------------
          Optimum Small Cap Value Fund         $59,925,412            [      ]
          -------------------------------- ----------------- -------------------
          Optimum International Fund           $97,352,011            [      ]
          -------------------------------- ----------------- -------------------
          Optimum Fixed Income Fund           $320,041,861            [      ]
          ----------------------------------------------------------------------
          (1)      For the period August 1, 2003 to March 31, 2004.

         Investment management fees incurred for the following fiscal years with respect to each Fund were as follows:

          -------------------------------- ------------------ ------------------
          FUND                             MARCH 31, 2005     MARCH 31, 2004(1)
          -------------------------------- ------------------ ------------------
          Optimum Large Cap Growth Fund    $1,308,224 earned  $154,104 earned
                                           $979,349 paid      $0 paid
                                           $328,875 waived    $154,104 waived
          -------------------------------- ------------------ ------------------
                                           $1,196,220 earned  $150,768 earned
          Optimum Large Cap Value Fund     $719,772 paid      $0 paid
                                           $476,448 waived    $150,768 waived
          -------------------------------- ------------------ ------------------
                                           $401,720 earned    $78,425 earned
          Optimum Small Cap Growth Fund    $75,841 paid       $0 paid
                                           $325,879 waived    $78,425 waived
          -------------------------------- ------------------ ------------------
                                           $374,922 earned    $74,569 earned
          Optimum Small Cap Value Fund     $61,990 paid       $0 paid
                                           $312,932 waived    $74,569 waived
          -------------------------------- ------------------ ------------------
                                           $493,006 earned    $83,943 earned
          Optimum International Fund       $307,818 paid      $0 paid
                                           $185,188 waived    $83,943 waived
          -------------------------------- ------------------ ------------------
          Optimum Fixed Income Fund        $1,191,874 earned  $173,591 earned
                                           $313,446 paid      $0 paid
                                           $878,428 waived    $173,591 waived
          ----------------------------------------------------------------------
          (1)      For the period August 1, 2003 to March 31, 2004.


           Except for those expenses borne by the Manager under the Management Agreement and the Distributor under the Distribution Agreement, each Fund is responsible for all of its own expenses. Among others, these include a Fund's proportionate share of rent and certain other administrative expenses; investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

         The Manager has also entered into an Investment Consulting Agreement with Linsco/Private Ledger Corp. to provide research to assist the Manager in evaluating and monitoring Fund performance and the Sub-Advisers and in making recommendations to the Trustees about hiring and changing Sub-Advisers. The Manager is responsible for paying the consulting fees out of its assets at an annual rate of 0.25% of each Fund's average net assets.

THE SUB-ADVISERS

         The Manager has entered into Sub-Advisory Agreements on behalf of each Fund. The Sub-Advisory Agreements obligate Marsico Capital Management, LLC ("Marsico Capital"), T. Rowe Price Associates, Inc. ("T. Rowe Price"), TCW Investment Management Company ("TCW"), Massachusetts Financial Services Company ("MFS"), Columbia Wanger Asset Management, L.P. ("Columbia WAM"), Hotchkis and Wiley Capital Management, LLC ("H&W"), the Delafield Asset Management Division of Reich & Tang Asset Management, LLC ("Delafield"), Mondrian Investment Partners Limited ("Mondrian"), Oberweis Asset Management, Inc. ("OAM") and Deutsche Investment Management Americas Inc. ("DIMA, Inc.") (doing business as Scudder Investments) (referred to individually as a "Sub-Adviser" and collectively as the "Sub-Advisers") to: (1) make investment decisions on behalf of their respective Funds, (2) place all orders for the purchase and sale of investments for their respective Funds with brokers or dealers selected by the Manager and/or the Sub-Advisers, and (3) perform certain limited related administrative functions in connection therewith. Marsico Capital is a wholly-owned, indirect subsidiary of Bank of America. Columbia WAM is an indirect, wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Bank America Corporation. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, which is a publicly traded financial services holding company. Societe Generale Asset Management owns approximately 67% of TCW's parent company (The TCW Group, Inc.) as of March 31, 2005. MFS is an indirect subsidiary of Sun Life Financial Inc. (an insurance company). Delafield is a division of Reich & Tang Asset Management, LLC ("RTAM"). RTAM is a wholly-owned by IXIS Asset Management North America, L.P., a subsidiary of IXIS Asset Management US Corporation. Formerly Zurich Scudder Investments, Inc., Scudder Kemper Investments, Inc., and Scudder, Stevens & Clark Inc., DIMA, Inc., a Delaware corporation founded on March 19, 1985 and an SEC registered investment adviser, is a wholly-owned subsidiary of Deutsche Bank Americas Holding Corp. and an indirect subsidiary of Deutsche Bank A.G.

         The investment sub-advisory fees are paid by the Manager to the Sub-Advisers that are not affiliated persons of the Manager at a percentage rate of the average daily net assets of a given Fund managed by such Sub-Adviser. Investment sub-advisory fees paid to the Sub-Advisers for the following fiscal years were as follows:




          --------------------------------------------------------------- -----------------------
          SUB-ADVISER (FUND)                              MARCH 31, 2005    MARCH 31, 2004(1)
          --------------------------------------------------------------- -----------------------
          Marsico Capital (Large Cap Growth Fund)            $412,324            $47,706
          --------------------------------------------------------------- -----------------------
          T. Rowe Price (Large Cap Growth Fund)              $324,404            $38,888
          --------------------------------------------------------------- -----------------------
          MFS (Large Cap Value Fund)                         $343,980            $42,437
          --------------------------------------------------------------- -----------------------
          Morgan Stanley Investment Management Inc.(2)       $343,548            $42,370
          (Large Cap Value Fund)
          --------------------------------------------------------------- -----------------------
          Columbia WAM (Small Cap Growth Fund)               $151,585            $53,471
          --------------------------------------------------------------- -----------------------
          OAM (Small Cap Growth Fund)                        $114,156              --
          --------------------------------------------------------------- -----------------------
          H&W (Small Cap Value Fund)                         $134,730            $27,394
          --------------------------------------------------------------- -----------------------
          Delafield (Small Cap Value Fund)                   $115,328            $22,420
          --------------------------------------------------------------- -----------------------
          Mondrian (International Fund)                      $131,017            $26,076
          --------------------------------------------------------------- -----------------------
          Marsico (International Fund)                       $141,854            $24,262
          --------------------------------------------------------------- -----------------------
          DIMA, Inc. (Fixed Income Fund)                     $292,510            $43,533
          --------------------------------------------------------------- -----------------------


          (1)      For the period August 1, 2003 to March 31, 2004.
          (2)      Prior Sub-Adviser for the Fund for the periods above.



         The Manager recommends Sub-Advisers for each Fund to the Trustees based upon its continuing quantitative and qualitative evaluation of each Sub-Adviser's skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the Funds are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry.


         The Sub-Advisers have discretion, subject to oversight by the Trustees and the Manager, to purchase and sell portfolio assets, consistent with their respective Funds' investment objectives, policies and restrictions and specific investment strategies developed by the Manager.

         Generally, no Sub-Adviser provides any services to any Fund except asset management and related administrative and recordkeeping services. However, a Sub-Adviser or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act.

         The Manager and the Sub-Advisers also provide investment management and/or sub-advisory services to other mutual funds and may also manage private investment accounts. Although investment decisions for a Fund are made independently from those of other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for a Fund.

FUND ACCOUNTING, ADMINISTRATIVE, AND TRANSFER AGENCY SERVICES
         Delaware Service Company, Inc. ("DSC"), located at 2005 Market Street, Philadelphia, PA 19103-7094, provides the Trust with fund accounting, administrative, and transfer agency services pursuant to a Mutual Fund Services Agreement. DSC provides the Trust with fund accounting services including performing all functions related to calculating each Fund's net asset value, and providing all financial reporting services, regulatory compliance testing, and other related accounting services. For fund accounting services, the Trust pays DSC a fee at an annual rate of 0.04% of the Trust's total average daily net assets, plus out-of-pocket expenses, subject to certain minimums. DSC also provides the Trust with administrative services including financial and tax reporting, corporate governance, and preparation of materials and reports for the Board of Trustees. DSC makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For administrative services, the Trust pays DSC a fee at an annual rate of 0.35% of the Trust's total average daily net assets, plus out-of-pocket expenses. DSC also serves as the shareholder servicing, dividend disbursing, and transfer agent for each Fund. For transfer agency services, the Trust pays DSC a fee at an annual rate of 0.15% of the Trust's total average daily net assets, plus out-of-pocket expenses, subject to certain minimums. DSC is an affiliate of the Manager. DSC is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. and, therefore, Lincoln National Corporation. DSC may also contract to compensate selling dealers for providing certain services to Fund shareholders. These payments are made out of the DSC's compensation, and may equal up to 0.25% of a fund's average daily net assets for shareholders that the selling dealer services. Linsco/Private Ledger Corp. ("LPL"), the consultant to the Manager, has been engaged to provide such services and DSC pays LPL a fee at an annual rate of 0.25% of average daily net assets.

DISTRIBUTION
         Delaware Distributors, L.P. (the "Distributor"), located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of each Fund's shares pursuant to a Distribution Agreement dated July 17, 2003. The Distributor is an affiliate of the Manager and Delaware Service Company, Inc. and bears all of the costs of promotion and distribution, except for payments by Class A, Class B and Class C Shares under their respective 12b-1 Plans. Delaware Distributors, Inc. ("DDI") is the corporate general partner of Delaware Distributors, L.P. and both DDI and Delaware Distributors, L.P. are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc., which, in turn, is a wholly owned subsidiary of Lincoln National Corporation. The Distributor offers Trust shares on a continuous basis.

         Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Manager, serves as the Trust's financial intermediary wholesaler pursuant to a Financial Intermediary Agreement with the Distributor dated July 17, 2003. LFD is primarily responsible for promoting the sale of Fund shares through participating securities dealers or other financial intermediaries. The address of LFD is 2001 Market Street, Philadelphia, PA 19103. For its services, LFD receives a one-time fee from the Distributor with respect to each sale of Fund shares through participating securities dealer or other financial intermediaries equal to a percentage of the net asset value of such shares. The rate of compensation paid to LFD for each sale of Fund shares for any calendar year is tied to the aggregate value of sales made by LFD during such calendar year with respect to Optimum Fund shares at the annual rate of 0.20% of the average daily net assets of shares of the Optimum Funds, with a maximum amount of $1 million per calendar year and no carryover of fees in excess of such amount. The fees associated with LFD's services to the Funds are borne exclusively by the Distributor and not by the Funds.

        The Distributor received net commissions from the Funds on behalf of the Class A Shares, after allowances to dealers, as follows:

--------------------------------------------- ------------------------------------------------------------------------
                                                                 FISCAL YEAR ENDED MARCH 31, 2005

--------------------------------------------- ------------------------------------------------------------------------
                                                  TOTAL AMOUNT OF       AMOUNTS REALLOWED TO   NET COMMISSION TO DDLP
                                              UNDERWRITING COMMISSION         DEALERS
--------------------------------------------- ------------------------ ----------------------- -----------------------
Optimum Large Cap Growth Fund                           $703,877                $592,244                $111,633
--------------------------------------------- ------------------------ ----------------------- -----------------------
Optimum Large Cap Value Fund                             715,158                 601,213                 113,945
--------------------------------------------- ------------------------ ----------------------- -----------------------
Optimum Small Cap Growth Fund                            149,384                 125,698                  23,686
--------------------------------------------- ------------------------ ----------------------- -----------------------
Optimum Small Cap Value Fund                             160,962                 135,481                  25,481
--------------------------------------------- ------------------------ ----------------------- -----------------------
Optimum International Fund                               274,414                 230,603                  43,811
--------------------------------------------- ------------------------ ----------------------- -----------------------
Optimum Fixed Income Fund                                812,934                 705,711                 107,223
--------------------------------------------- ------------------------ ----------------------- -----------------------

        The Distributor received in the aggregate CDSC payments with respect to the Fund's Class B Shares as follows:

--------------------------------------------- ------------------------------------------------------------------------
CDSC PAYMENTS                                                    FISCAL YEAR ENDED MARCH 31, 2005
--------------------------------------------- ------------------------------------------------------------------------
Optimum Large Cap Growth Fund                                                  $9,807
--------------------------------------------- ------------------------------------------------------------------------
Optimum Large Cap Value Fund                                                    9,994
--------------------------------------------- ------------------------------------------------------------------------
Optimum Small Cap Growth Fund                                                   2,137
--------------------------------------------- ------------------------------------------------------------------------
Optimum Small Cap Value Fund                                                    2,182
--------------------------------------------- ------------------------------------------------------------------------
Optimum International Fund                                                      5,590
--------------------------------------------- ------------------------------------------------------------------------
Optimum Fixed Income Fund                                                      11,466
--------------------------------------------- ------------------------------------------------------------------------

         The Distributor received CDSC payments with respect to the Fund's Class C Shares as follows:

----------------------------------- -------------------------------------------
CDSC PAYMENTS                              FISCAL YEAR ENDED MARCH 31, 2005
----------------------------------- -------------------------------------------
Optimum Large Cap Growth Fund                           $20,439
----------------------------------- -------------------------------------------
Optimum Large Cap Value Fund                             19,972
----------------------------------- -------------------------------------------
Optimum Small Cap Growth Fund                             4,229
----------------------------------- -------------------------------------------
Optimum Small Cap Value Fund                              6,258
----------------------------------- -------------------------------------------
Optimum International Fund                                7,589
----------------------------------- -------------------------------------------
Optimum Fixed Income Fund                                35,421
----------------------------------- -------------------------------------------


CODES OF ETHICS
         The Trust, the Manager, the Distributor and LFD, in compliance with Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics that govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. Each Sub-Adviser also has adopted a Code of Ethics under Rule 17j-1. The Codes of Ethics for the Trust, the Manager, the Distributor, LFD and the Sub-Advisers are on public file with, and are available from, the SEC.

PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED
         The following chart lists certain information about types of other accounts for which the portfolio managers are primarily responsible as of March 31, 2005. This disclosure has been provided by the Manager and Sub-Advisor, as applicable.




LARGE CAP GROWTH FUND:
                                                                                                                 TOTAL ASSETS IN
                                                                                       NO. OF ACCOUNTS WITH       ACCOUNTS WITH
                                                                      TOTAL ASSETS         PERFORMANCE-           PERFORMANCE-
                                                 NO. OF ACCOUNTS        MANAGED             BASED FEES             BASED FEES
                                                 ---------------        -------             ----------             ----------
MARSICO CAPITAL MANAGEMENT, LLC
THOMAS F. MARSICO
Registered Investment Companies                        29            $22.1 billion               0                     $0
Other Pooled Investment Vehicles                       12             $1.1 billion               0                     $0
Other Accounts                                          0                  $0                    0                     $0
T. ROWE PRICE ASSOCIATES, INC.
ROBERT W. SMITH
Registered Investment Companies                        11            $12.1 billion               0                     $0
Other Pooled Investment Vehicles                        3            $170.7 million              0                     $0
Other Accounts                                          4            $238.9 million              0                     $0





LARGE CAP VALUE FUND:
                                                                                                                 TOTAL ASSETS IN
                                                                                       NO. OF ACCOUNTS WITH       ACCOUNTS WITH
                                                                      TOTAL ASSETS         PERFORMANCE-           PERFORMANCE-
                                                 NO. OF ACCOUNTS        MANAGED             BASED FEES             BASED FEES
                                                 ---------------        -------             ----------             ----------
TCW INVESTMENT MANAGEMENT COMPANY
DIANE JAFFEE
Registered Investment Companies                         6             $2.1 billion               0                     $0
Other Pooled Investment Vehicles                        9             $1.0 billion               3                $2.3 billion
Other Accounts                                         50             $1.7 billion               4               $484.1 million
MASSACHUSETTS FINANCIAL SERVICES COMPANY
STEVE R. GORHAM
Registered Investment Companies                        22            $30.9 billion               0                     $0
Other Pooled Investment Vehicles                        3            $758.8 million              0                     $0
Other Accounts                                         26             $3.5 billion               0                     $0

SMALL CAP GROWTH FUND:
                                                                                                                 TOTAL ASSETS IN
                                                                                       NO. OF ACCOUNTS WITH       ACCOUNTS WITH
                                                                      TOTAL ASSETS         PERFORMANCE-           PERFORMANCE-
                                                 NO. OF ACCOUNTS        MANAGED             BASED FEES             BASED FEES
                                                 ---------------        -------             ----------             ----------
COLUMBIA WANGER ASSET MANAGEMENT, L.P.
ROBERT A. MOHN
Registered Investment Companies                         3            $15.9 billion               0                     $0
Other Pooled Investment Vehicles                        1            $289.9 million              0                     $0
Other Accounts                                          8             $1.1 billion               0                     $0
OBERWEIS ASSET MANAGEMENT, INC.
JAMES W. OBERWEIS
Registered Investment Companies                         7            $446.8 million              0                     $0
Other Pooled Investment Vehicles                        0                  $0                    0                     $0
Other Accounts                                         286           $458.1 million              2                $41.1 million


SMALL CAP VALUE FUND:

                                                                                                                 TOTAL ASSETS IN
                                                                                       NO. OF ACCOUNTS WITH       ACCOUNTS WITH
                                                                      TOTAL ASSETS         PERFORMANCE-           PERFORMANCE-
                                                 NO. OF ACCOUNTS        MANAGED             BASED FEES             BASED FEES
                                                 ---------------        -------             ----------             ----------
HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC
DAVID GREEN
Registered Investment Companies                        14             $11 billion                1                $1.8 billion
Other Pooled Investment Vehicles                        4             $502 million               0                     $0
Other Accounts                                         108           $11.1 billion               6                 $1 billion
JIM MILES
Registered Investment Companies                        14             $11 billion                1                $1.8 billion
Other Pooled Investment Vehicles                        4             $502 million               0                     $0
Other Accounts                                         108           $11.1 billion               6                 $1 billion
JOE HUBER
Registered Investment Companies                        14             $11 billion                1                $1.8 billion
Other Pooled Investment Vehicles                        4             $502 million               0                     $0
Other Accounts                                         108           $11.1 billion               6                 $1 billion




SMALL CAP VALUE FUND:
(continued)
                                                                                                                 TOTAL ASSETS IN
                                                                                       NO. OF ACCOUNTS WITH       ACCOUNTS WITH
                                                                      TOTAL ASSETS         PERFORMANCE-           PERFORMANCE-
                                                 NO. OF ACCOUNTS        MANAGED             BASED FEES             BASED FEES
                                                 ---------------        -------             ----------             ----------
HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC
(continued)
STAN MAJCHER
Registered Investment Companies                        14             $11 billion                1                $1.8 billion
Other Pooled Investment Vehicles                        4             $502 million               0                     $0
Other Accounts                                         108           $11.1 billion               6                 $1 billion
GEORGE DAVIS
Registered Investment Companies                        14             $11 billion                1                $1.8 billion
Other Pooled Investment Vehicles                        4             $502 million               0                     $0
Other Accounts                                         108           $11.1 billion               6                 $1 billion
DELAFIELD ASSET MANAGEMENT, A DIVISION OF
REICH & TANG ASSET MANAGEMENT
J. DENNIS DELAFIELD
Registered Investment Companies                         2            $392.4 million              0                     $0
Other Pooled Investment Vehicles                        1            $38.5 million               0                     $0
Other Accounts                                         60            $160.5 million              0                     $0
VINCENT SELLECCHIA
Registered Investment Companies                         3            $403.4 million              0                     $0
Other Pooled Investment Vehicles                       16            $1.05 billion               1                $23.8 million
Other Accounts                                         109           $1.57 billion               1                $57.7 million

INTERNATIONAL FUND:
                                                                                       NO. OF ACCOUNTS WITH      TOTAL ASSETS IN
                                                                                           PERFORMANCE-           ACCOUNTS WITH
                                                 NO. OF ACCOUNTS TOTAL ASSETS
BASED FEES PERFORMANCE-
                                                                        MANAGED                                    BASED FEES
MONDRIAN INVESTMENT PARTNERS LIMITED
EMMA LEWIS
Registered Investment Companies                         8             $3.1 billion               0                     $0
Other Pooled Investment Vehicles                        0                  $0                    0                     $0
Other Accounts                                          4             $794 million               0                     $0
HUGH SERJEANT
Registered Investment Companies                         2             $255 million               0                     $0
Other Pooled Investment Vehicles                        0              $0 million                0                     $0
Other Accounts                                          3             $3.1 billion               0                     $0
FIONA BARWICK
Registered Investment Companies                        10             $2.6 billion               0                     $0
Other Pooled Investment Vehicles                        0                  $0                    0                     $0
Other Accounts                                          7             $190 million               0                     $0
MARSICO CAPITAL MANAGEMENT, LLC
JAMES G. GENDELMAN
Registered Investment Companies                        12              $3 billion                0                     $0
Other Pooled Investment Vehicles                        2             $1.3 million               0                     $0
Other Accounts                                          0                  $0                    0                     $0




FIXED INCOME FUND:
                                                                                                                 TOTAL ASSETS IN
                                                                                       NO. OF ACCOUNTS WITH       ACCOUNTS WITH
                                                                      TOTAL ASSETS         PERFORMANCE-           PERFORMANCE-
                                                 NO. OF ACCOUNTS        MANAGED             BASED FEES             BASED FEES
                                                 ---------------        -------             ----------             ----------
DELAWARE MANAGEMENT COMPANY
RYAN BRIST
Registered Investment Companies                         8             $2.5 billion               0                     $0
Other Pooled Investment Vehicles                        0                  $0                    0                     $0
Other Accounts                                         34             $4.9 billion               0                     $0
TIM RABE
Registered Investment Companies                        12             $2.3 billion               0                     $0
Other Pooled Investment Vehicles                        0                  $0                    0                     $0
Other Accounts                                          3             $203 million               0                     $0
PHIL PERKINS
Registered Investment Companies                         5              $1 billion                0                     $0
Other Pooled Investment Vehicles                        0                  $0                    0                     $0
Other Accounts                                          0                  $0                    0                     $0
STEVEN R. CIANCI
Registered Investment Companies                         8             $1.3 billion               0                     $0
Other Pooled Investment Vehicles                        0                  $0                    0                     $0
Other Accounts                                         36             $1.7 billion               0                     $0
PAUL GRILLO
Registered Investment Companies                         8             $1.3 billion               0                     $0
Other Pooled Investment Vehicles                        0                  $0                    0                     $0
Other Accounts                                         36             $1.7 billion               0                     $0
DEUTCHE INVESTMENT MANAGEMENT AMERICAS INC.,
DOING BUSINESS AS SCUDDER INVESTMENTS
GARY BARTLETT
Registered Investment Companies                         9             $4.6 billion               0                     $0
Other Pooled Investment Vehicles                        8             $2.8 billion               0                     $0
Other Accounts                                         158           $17.1 billion               0                     $0
THOMAS FLAHERTY
Registered Investment Companies                         9             $4.6 billion               0                     $0
Other Pooled Investment Vehicles                        8             $2.8 billion               0                     $0
Other Accounts                                         158           $17.1 billion               0                     $0
WARREN DAVIS
Registered Investment Companies                         9             $4.6 billion               0                     $0
Other Pooled Investment Vehicles                        8             $2.8 billion               0                     $0
Other Accounts                                         158           $17.1 billion               0                     $0
CHRISTOPHER GAGNIER
Registered Investment Companies                         9             $4.6 billion               0                     $0
Other Pooled Investment Vehicles                        8             $2.8 billion               0                     $0
Other Accounts                                         158           $17.1 billion               0                     $0
DANIEL TAYLOR
Registered Investment Companies                         9             $4.6 billion               0                     $0
Other Pooled Investment Vehicles                        8             $2.8 billion               0                     $0
Other Accounts                                         158           $17.1 billion               0                     $0
TIMOTHY VILE
Registered Investment Companies                         9             $4.6 billion               0                     $0
Other Pooled Investment Vehicles                        8             $2.8 billion               0                     $0
Other Accounts                                         158           $17.1 billion               0                     $0
CONFLICTS OF INTEREST

LARGE CAP GROWTH FUND:

MARSICO CAPITAL MANAGEMENT, LLC ("MARSICO")
         Portfolio managers at Marsico typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the Optimum Fund Large Cap Growth Fund and Optimum International Equity Fund, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

         Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, Marsico has adopted policies and procedures for allocating such transactions across multiple accounts. Marsico's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

         As discussed above, Marsico has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

T. ROWE PRICE ASSOCIATES, INC.
         Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager's Compensation" section, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.


LARGE CAP VALUE FUND:


TCW INVESTMENT MANAGEMENT COMPANY ("TCW")
         Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or TCW has a greater financial incentive, such as a performance fee account. TCW has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")
         MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

         In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

         When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

         MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund- for instance; those that pay a higher advisory fee and/or have a performance fee.

SMALL CAP GROWTH FUND:

COLUMBIA WANGER ASSET MANAGEMENT, INC. ("COLUMBIA WAM")
         Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Columbia WAM believes are faced by investment professionals at most major financial firms. Columbia WAM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts.
                  The management of accounts with different advisory fee rates and/or fee structures may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

         o The most attractive investments could be allocated to higher-fee accounts.

         o The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

         o The trading of other accounts could be used to benefit higher-fee accounts (front- running).

         o The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

         Potential conflicts of interest may also arise when the portfolio manager may have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Columbia WAM's investment professionals do not have the opportunity to invest in client accounts, other than the mutual funds managed by Columbia WAM.

            A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, Columbia WAM's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

         "Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Columbia WAM and the Trustees of the funds managed by Columbia WAM have adopted compliance procedures that provide that any transactions between the Funds and another Columbia-advised account are to be made at an independent current market price, as required by law.

            Another potential conflict of interest may arise based on the different investment objectives and strategies of the Funds and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

         A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

         A Fund portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a Fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Funds and/or accounts that he or she manages.

         Columbia WAM or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of a Fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

         A Fund portfolio manager may also face other potential conflicts of interest in managing the Funds, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, the Funds' portfolio managers may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at Columbia WAM, including the Funds' portfolio managers, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by Columbia WAM and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

OBERWEIS ASSET MANAGEMENT, INC.
         As indicated in the above table, James W. Oberweis is primarily responsible for the day-to-day management of other accounts, including other accounts with investment strategies similar to the Optimum Small Cap Growth Fund (OASGX). Those accounts include The Oberweis Funds, other mutual funds for which Oberweis serves as investment sub-adviser, separately managed accounts and the personal/proprietary accounts of Mr. Oberweis. The fees earned by Oberweis for managing client accounts may vary among those accounts, particularly because for at least two accounts, Oberweis is paid based upon the performance results of the account. In addition, Mr. Oberweis may personally invest in The Oberweis Funds. These factors could create conflicts of interest because Mr. Oberweis may have incentives to favor certain accounts over others, resulting in other accounts outperforming the OASGX. A conflict may also exist if Mr. Oberweis identifies a limited investment opportunity that may be appropriate for more than one account, but the OASGX is not able to take full advantage of that opportunity due to the need to allocate the opportunity among multiple accounts. In addition, Mr. Oberweis may execute transactions for another account that may adversely impact the value of securities held by the OASGX.

         However, Oberweis believes that these risks are mitigated by the fact that accounts with like investment strategies or which hold the same securities are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or other limitations applicable only to certain accounts, as well as differences in each account's initial holdings, cash flow, account size and other factors. In addition, Oberweis has adopted trade allocation procedures that require equitable allocation of trades for a particular security among participating accounts over time and a Code of Ethics that addresses possible conflicts between personal trades and client trades. These policies are described as part of the Statement of Additional Information of The Oberweis Funds.


SMALL CAP VALUE FUND:


HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC ("HWCM")
         The Fund is managed by HWCM's investment team ("Investment Team"). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. HWCM may be restricted from purchasing more than a limited percentage of the outstanding shares of a company. If a company is a viable investment for more than one investment strategy, HWCM has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably.

         Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay HWCM performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for HWCM to favor such accounts in making investment decisions and allocations, HWCM has adopted polices and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

         Since all accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy.

DELAFIELD ASSET MANAGEMENT, A DIVISION OF REICH & TANG ASSET MANAGEMENT
         As indicated in the above table, Messrs. Delafield and Sellecchia (the "Portfolio Managers", each a Portfolio Manager of Delafield Asset Management ("DAM") manage other accounts in addition to the Optimum Small Cap Value Fund of the Optimum Fund Trust (hereinafter referred to as the "Fund"). The Portfolio Managers' management of these other accounts may give rise to potential conflicts of interest. These potential conflicts include those that may arise as a result of the structure of the Portfolio Managers' compensation as well as conflicts relating to the selection and allocation of investment opportunities. RTAM has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however, there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts or in eliminating the effects of any such conflicts. Certain components of the Portfolio Managers' compensation structure may give rise to potential conflicts of interest to the extent that a Portfolio Manager may have an incentive to favor or devote more effort in managing an account or accounts that impact, or impact to a larger degree, their overall compensation. In particular, Mr. Sellecchia's compensation includes a performance-based fee for certain accounts that he manages whereas he does not receive a performance-based fee in connection with his management of the Fund. As a result, since this portion of his compensation is directly tied to the performance of certain accounts, and not the Fund, he may have an incentive to favor those accounts to the disadvantage of the Fund. In addition, as described above, both Portfolio Managers receive a portion of the profits generated by DAM and such profits are generally derived from the fees DAM receives from managing the Fund and other accounts. To the extent that accounts other than the Fund have the potential to generate more profits for DAM than the Fund, the Portfolio Managers may have an incentive to favor such other accounts.

         Due to the fact that the Portfolio Managers manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sale to receive a less favorable price.

         Where consistent with RTAM's duty to seek best execution on behalf of its clients, order for multiple accounts may be aggregated for execution. To the extent equity trades are aggregated, securities purchased or sold are allocated to the participating accounts in the manner the Portfolio Manager determines to be the most fair and equitable consistent with its fiduciary duties to its clients. RTAM (or DAM) allocates partial fills of securities purchased in initial public offerings on a random basis among the accounts for which such securities have been deemed to be suitable. Where trade orders are aggregated, each account that participates in such order will generally receive the average price for such securities. Orders for certain accounts may, due to cash availability, investment restrictions or otherwise, not be eligible to participate in such aggregate transactions and could therefore potentially receive a less favorable price or allocation than the accounts for which such orders were aggregated. RTAM's policies and procedures are designed to minimize the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. Nevertheless, there can be no assurance that such policies and procedures will be effective in preventing instances where one account is advantaged or disadvantage over another.


INTERNATIONAL FUND:

MONDRIAN INVESTMENT PARTNERS LIMITED ("MONDRIAN")
         Mondrian's description of any material conflicts of interest that may arise in connection with its management of the Fund's investments and the investments of the other accounts is explained in general terms in the Mondrian Compliance Program. The relevant extract from the Program is included below:

         Definition of a "Material Interest." The Company considers a "Material Interest" in relation to a transaction to be any interest of a material adverse nature, other than:

         (a) fees and disclosable commission on the transaction;

         (b) goods or services which can reasonably be expected to assist in carrying on designated investment business with or for clients and which are provided or to be provided under a soft dollar agreement.

         If employees are aware of anything that could be a material interest then they should report it to the Chief Compliance Officer or the Managing Director.

         Fair Trading if a Material Interest arises. The Company should not knowingly advise or effect a transaction for any client in which the Company has a Material Interest or a relationship which gives rise to a conflict of interest in relation to such a transaction, unless the Company takes reasonable steps to ensure fair treatment for the client.

         In the event of a Material Interest arising, the Company should:

         (a) disclose to the client (whether in a Terms of Business or otherwise) any Material Interest or conflict of interest or duty it has in relation to a transaction before it advises that client about the transaction, or deals on behalf of that client in the exercise of discretion; and to believe on reasonable grounds that the client does not object to that Material Interest or conflict; or

         (b) if disclosure is impracticable, disregard the interest or conflict, so that any disadvantage to the client is avoided; or

         (c) ensure that any such Material Interest or conflict is eliminated.

         The following are examples of potential conflicts:

         |_| Dealing in investments as principal. The Company is not authorized to invest directly in securities on its own account.

         |_| Dealing in investments as agent for more than one party. This is managed through the operation of dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients (refer to Section
               3.8.3 below, "Simultaneous Management of Client Portfolios" and
               Section 3.23 "Trading Policies).

         |_| Dealing as dual agent e.g. agency crosses or internal switches (refer to Section 3.8.3 below, "Simultaneous Management of Client Portfolios" and Section 3.23 "Trading Policies" for further details).

         |_| Transacting client trades with an affiliated broker. The Company has only one affiliated broker and no client transactions are permitted to be executed through this entity.

         |_| Performance Fees. The Company may offer a performance fee arrangement to clients on request. The potential conflict of interest arising from performance-related fees is addressed by the Company's procedure for the allocation of aggregated trades among clients (for details refer to Section 3.8.3 below "Simultaneous Management of Client Portfolios").

         |_| Pricing and Valuation. To avoid the potential conflict of interest inherent in every valuation where the fund manager is compensated on asset size and/or portfolio performance, the Company has adopted and approved policies and procedures specifically identifying the pricing source to be used for specific security types. Refer to Section 3.25 Valuation/Pricing for further details. Compliance with these policies and procedures is monitored using exception reporting, as well as regular review, testing and evaluation of the appropriateness of the procedures.

         If an employee is uncertain as to whether an interest or relationship is material and adverse, they should consult the Chief Compliance Officer.

         Directorships and External Appointments. Directorships of companies external to the Company may be material. Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of the Managing Director. The Chief Compliance Officer must be informed of all such appointments and changes.

         Simultaneous Management of Client Portfolios Acting Collectively. The Company does and may act for a number of clients collectively. When proposing to act for clients collectively the Company will not do so before ensuring that there will be no material adverse effect on any client.

         Allocation of Investment Opportunities. Investment opportunities should be allocated among clients in an equitable manner. For equity portfolios the Company makes stock selection decisions at committee level. Those stocks identified as investment opportunities are added to the Company's list of approved stocks ("Stock List"). Portfolios will hold only those stocks contained in the Stock List, and portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. For bond portfolios investment decisions are also committee based, and all bond portfolios governed by the same or a similar mandate are structured in the same way. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates. Clients with performance-based fees shall be allocated investment opportunities in the same way as clients whose fees are not performance-based.

         Allocation of Aggregated Trades. All allocations must be fair between clients and, to be reasonable in the interests of clients, will generally be made in proportion to the size of the original orders placed. However where such allocation would create a material adverse effect on a client an adjustment may be made to the allocation. Where such adjustment is considered appropriate, the Company's normal policy will be to adopt a random method of allocation between clients achieved through an automated process. Such allocations should not conflict with any instructions a client may have issued, or with any limitations placed on the degree of discretion the Portfolio Manager has to act on behalf of the client.

         Dual Agency/Cross Trade. Dual Agency (also known as Cross Trading) concerns those transactions where the Company acts as agent for both the buyer and seller. The Company may from time to time act as agent for both parties with respect to transactions in investments. If the Company proposes to act in such capacity the Portfolio Manager will first: (a) obtain approval from the Chief Compliance Officer; and (b) inform the customer of the capacity in which the Company is acting.

         If a Dual Agency transaction is conducted, the Company should issue contract notes to the customers where relevant.

         No Dual Agency transaction can be undertaken for any ERISA customer.

         Managing Conflicts of Interest in respect of Employee Personal Dealings. The Company must take reasonable steps to ensure that none of its directors, officers or employees (or those of its associates) effects any transaction on their own account which conflicts with client interests. These individuals are also prohibited from procuring any other person to enter into such a transaction (except in the proper course of their employment). For the purposes of clarity, this will include, but is not limited to, anyone connected with that individual by reason of a domestic or business relationship (other than as arises solely because that person is a client of the Company) such that the individual has influence over that person's judgement as to how to invest his property or exercise any rights attaching to his Investments. The Company rules which govern personal account dealing and general ethical standards are set out in Section 3.7 "Code of Ethics" of this Program.

         Chinese Wall Issues. Any other conflicts of interest arising from access to nonpublic information are addressed in the Mondrian Investment Partners Limited Code of Ethics under "Policy Statement on Insider Trading and Securities Fraud".

         Monitoring of Compliance with Conflicts of Interest Procedures. The Company's Compliance Monitoring Program incorporates periodic reviews of areas where conflicts of interest might arise, including procedures for trade allocation, dual agency trades, affiliated brokers, daily pricing and others. Conflicts of interest arising from personal securities trading and other areas covered by the Company's Code of Ethics and the Policy Statement on Insider Trading and Securities Fraud (see above Section 3.7) are also subject to regular review.

         Any apparent violations of the above procedures shall be investigated and reported to the Chief Compliance Officer, who will determine any action necessary, including amendments to existing procedures.

         Any material findings would be reported to senior management and the Compliance Committee (a sub-committee of the Company's Board) and, where required, any relevant regulator.

MARSICO CAPITAL MANAGEMENT, LLC ("MARSICO")
         Please see Marsico's description above under Large Cap Growth Fund.

FIXED INCOME FUND:

DELAWARE MANAGEMENT COMPANY
         Individual portfolio managers may perform investment management services for other accounts similar to those provided to the Funds and the investment action for each account and Fund may differ. For example, one account or Fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one account and Fund may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or Fund. The investment opportunity may be limited, however, so that all accounts and Funds for which the investment would be suitable may not be able to participate. Delaware has adopted procedures designed to allocate investments fairly across multiple accounts.

         A portfolio manager's management of personal accounts also may present certain conflicts of interest. While Delaware's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.


DEUTSCHE INVESTMENTS MANAGEMENT AMERICAS INC., D/B/A SCUDDER INVESTMENTS ("SCUDDER INVESTMENTS")
         In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the funds and other client accounts.

         Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

         |_| Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

         |_| To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

         |_| In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

         The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

COMPENSATION
         Each portfolio's manager's compensation consists of the following:

LARGE CAP GROWTH FUND:

MARSICO CAPITAL MANAGEMENT, LLC
         Marsico's portfolio managers are generally subject to the compensation structure applicable to all Marsico employees. As such, Mr. Marsico's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico's overall profitability for the period, and (2) individual achievement and contribution.

         Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marsico.

         Although Marsico may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico's Investment Team, contributions to Marsico's overall investment performance, discrete securities analysis, and other factors.

     In addition to his salary and bonus, Mr. Marsico may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees.

 T. ROWE PRICE ASSOCIATES, INC.
     Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

     Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

     Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

     Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

     All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

 This compensation structure is used for all portfolios managed by the portfolio manager.

LARGE CAP VALUE FUND:

TCW
         Portfolio managers are generally compensated through a combination of base salary and fee sharing based compensation ("fee sharing"). Fee sharing generally represents most of the portfolio managers' total compensation and is linked quantitatively to a fixed percentage of fee revenues of accounts in the investment strategy area for which the managers are responsible. Fee sharing applies to all accounts of the Adviser and its affiliates (collectively, "TCW") and is paid quarterly.

         In some cases, the fee sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite, net of fees and expenses, to that of a benchmark. The benchmark varies from strategy to strategy but, within a given strategy, it applies to all accounts, including the Funds. The measurement of performance can be based on single year or multiple year metrics, or a combination thereof.

         Fee sharing for portfolio managers may be determined on a gross basis, without the deduction of expenses. In other cases, fee-sharing revenues are allocated to a pool and fee sharing compensation is paid out after the deduction of group expenses. Fee sharing revenues added to a pool will include those from the products managed by the portfolio manager, but may include those of products managed by other portfolio managers in the group. The fee sharing percentage used to compensate the portfolio managers for management of the Fund is the same as that used to compensate them for all other TCW client accounts they manage. In general, portfolio managers do not receive discretionary bonuses.

         Certain accounts of TCW have a performance fee in addition to or in lieu of a flat asset-based fee. These performance fees can be (a) asset-based fees, the percentage of which is tied to the performance of the account relative to a benchmark or (b) a percentage of the net gains of the account over a threshold gain tied to a benchmark. For these accounts, the portfolio managers' fee sharing compensation will apply to such performance fees. The fee sharing percentage in the case of performance fees is generally the same as it is for the fee sharing compensation applicable to the Fund; however, in the case of certain alternative investment products managed by a portfolio manager, the fee sharing percentage may be higher.

         Portfolio managers also participate in deferred compensation programs, the amount of which is tied to their tenure at TCW and is payable upon the reaching of certain time-based milestones. In addition, certain portfolio managers participate or are eligible to participate in stock option or stock appreciation plans of TCW and/or TCW's parent, Societe Generale. Certain portfolio managers participate in compensation plans that are allocated a portion of management fees, incentive fees or performance fees payable to TCW in its products, including those not managed by the portfolio managers. Some portfolio managers are stockholders of the parent company of the Adviser as well.

MASSACHUSETTS FINANCIAL SERVICES COMPANY
         Compensation. Portfolio Manager total cash compensation is a combination of base salary and performance bonus.

         o Base Salary - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

         o Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

         o The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one of the benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

         o The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

         Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

         Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

SMALL CAP GROWTH FUND:

COLUMBIA WANGER ASSET MANAGEMENT, INC.
         As of December 31, 2004, the portfolio manager of the Optimum Small Cap Growth Fund, Robert A. Mohn, receives all of his compensation from Columbia WAM and its parent company. Mr. Mohn receives compensation in the form of salary and bonus. In addition, in 2004, Mr. Mohn received a distribution in connection with his association with Columbia WAM prior to its acquisition in September 2000 and Columbia WAM's recent performance. Portfolio manager compensation is variable and is based on both security analysis and portfolio management skill, as reflected through investment performance. Security analysis performance is evaluated based on investment results versus benchmarks of assigned coverage areas, industry and country weighting recommendations, achievement of industry and country weighting change mandates, the attainment of consistency across accounts, the magnitude of assets managed and the number of new investment ideas generated. Portfolio management performance is gauged on the pre-tax total return of each Fund as measured against the performance of its benchmark index as well as its Lipper peer group. For portfolio managers that manage multiple funds, the performance of each fund is weighted by asset size so that the performance of a larger fund bears more importance on a portfolio manager's compensation than a smaller fund.

         Other factors used to determine portfolio manager compensation include the manager's business building efforts and governance and citizenship. The same factors and approach are applied to a portfolio manager's management of a separate account. Further, salary and bonus amounts were also impacted by Columbia WAM's income growth, revenue growth and growth of assets under management. Base salary amounts are determined according to multiple year performance, whereas bonus amounts are determined largely according to the manager's current year performance. Portfolio Manager compensation is not based on sales or promotional efforts organized by the Funds' intermediary and retail sales channels.

         Additional factors used to determine Mr. Mohn's compensation is determined based on his responsibilities as the director of domestic research at Columbia WAM.

OBERWEIS ASSET MANAGEMENT, INC. ("OAM")
         OAM offers its professionals a competitive compensation package consisting of a base, an incentive-based fee, and equity ownership. Typically, the base comprises the smallest component of the overall compensation package. Incentive fees are based on rolling 1-year and 3-year returns, with a heavier weighting on 3-year returns. Most of the incentive reward is quantitatively defined in advance, divided between relative team performance and individual performance. To ensure long-term commitment, all senior executives and key investment professionals are also equity investors in OAM. By linking a significant portion of portfolio management's compensation to equity ownership, the Oberweis management team encourages its professionals to adopt a long-term, team-oriented focus toward superior investment management with significant long-term upside reward potential. The opportunity to own an equity stake in OAM has been highly effective in attracting and retaining outstanding executives with a long-term, team-oriented perspective. OAM's employee-owners are offered equity ownership at book value and are required to sell their equity ownership at book value in the event that they leave for a competitor.

         OAM's product offering is exceptionally specialized. Such specialization tends to attract professionals passionate about and experts in OAM's area of expertise, namely high-growth small-cap emerging growth stocks. The attraction is akin to the manner in which a major university with elite, specialized research tends to attract faculty with specialized skills in the same area.

SMALL CAP VALUE FUND:

HOTCHKIS & WILEY CAPITAL MANAGEMENT, LLC
         Portfolio Managers of the Fund are supported by the full research team of HWCM. Compensation is used to reward, attract and retain high quality investment professionals. An investment professional, such as a Portfolio Manager, has a base salary and is eligible for an annual bonus. Some Portfolio Managers also are involved in client servicing, marketing and in the general management of HWCM and are evaluated and compensated based on these functions as well as their investment management activities.

         HWCM believes consistent execution of the proprietary research process results in superior, risk-adjusted portfolio returns. It is the quality of the investment professional's execution of this process rather than the performance of particular securities that is evaluated in determining compensation. Compensation likewise is not tied to performance of the Fund or separate accounts, of specific industries within the Fund or separate accounts or to any type of asset or revenue related objective, other than to the extent that the overall revenues of HWCM attributable to such factors may affect the size of HWCM's overall bonus pool.

         Bonuses and salaries for investment professionals are determined by the Chief Executive Officer of HWCM using annual evaluations, compensation surveys, feedback from other employees and advice from members of HWCM's Executive Committee and HWCM's Compensation Committee. The amount of the bonus usually is shaped by the total amount of HWCM's bonus pool available for the year, which is generally a function of net income, but no investment professional receives a bonus that is a pre-determined percentage of net income.

         Each of the Portfolio Managers owns equity in HWCM. HWCM believes that the ownership structure of the firm is a significant factor in ensuring a motivated and stable employee base.

DELAFIELD ASSET MANAGEMENT, A DIVISION OF REICH & TANG ASSET MANAGEMENT
          Mr. Delafield's compensation in connection with his management of the Fund and other accounts includes the following components: (1) base salary and
(2) profit interest in DAM. Mr. Sellecchia's compensation in connection with his management of the Fund and other accounts includes the following components: (1) base salary, (2) profit interest in DAM, (3) investment performance bonus, (4) long-term awards, and (5) equity based compensation.

          Base Salary:

          Messrs. Delafield and Sellecchia each receive a fixed annual base salary. Base salary amounts are determined by the compensation committee of RTAM's parent company, IXIS Asset Management North America, L.P. (the "Compensation Committee") based upon a number of factors including the employee's experience, overall performance, responsibilities, and the competitive market place.

          Delafield Asset Management Profit Interest:

          Each Portfolio Manager receives a fixed percentage of the profits generated on an annual basis by DAM. DAM's income and profits consist primarily of the fees that it receives for managing discretionary equity assets for individual and institutional clients, including the Fund.

          Investment Performance Bonus:

          Mr. Sellecchia receives an investment performance bonus (the "Performance Bonus") based upon the investment performance of certain accounts that he manages (the "Bonus Accounts"). The Fund is not among the accounts included in the Bonus Accounts and, consequently, the Fund's performance does not impact Mr. Sellecchia's Performance Bonus.

          The Performance Bonus amount is determined according to a formula established by RTAM which takes into account (1) Mr. Sellecchia's individual investment performance with respect to the Bonus Accounts over the one and three year time frames, (2) the investment performance of the team of portfolio managers responsible for the Bonus Accounts over the one and three year time periods, and (3) the level of assets under management in the Bonus Accounts. Individual performance has the greatest impact on the Performance Bonus amount followed by team performance. The amount of assets under management has a lesser impact.

          Investment performance on both the individual and team levels is determined by reference to published benchmarks appropriate to the investment strategy relevant to each Bonus Account. Currently, these strategies and the accompanying performance indexes and relative weights are as follows:

          Small Cap - 50% Russell 2000 and 50% Russell 2000 Value

          Mid Cap - 25% Russell Mid Cap, 25% S&P Mid Cap Value, 25% Russell 2000, and 25% Russell 2000 Value

          Micro Cap/Concentrated - 50% Russell 2000 and 50% Russell 2500

The relative impact of each strategy on the
          Performance Amount is based upon the relative amount of assets included within the Bonus Accounts that are managed according to each strategy.

          Long-Term Awards:

          Mr. Sellecchia has the opportunity to receive "long-term awards." The amount of the long-term awards is determined on the basis of the same accounts (i.e., the Bonus Accounts) and in a similar manner as the Performance Bonus, however, the long-term awards do not vest until three years after the end of the period for which they are awarded. The purpose of the long-term award is to promote the retention of key portfolio managers.

          Equity Based Compensation:

          Mr. Sellecchia receives stock option grants under RTAM's Stock Option Grant Agreement (the "Option Plan"). Grant amounts are determined by the Compensation Committee on a periodic basis. Mr. Sellecchia participates in the Option Plan on the same terms as non-portfolio manager employees and option grants to Mr. Sellecchia are not directly related to investment performance.

INTERNATIONAL FUND:

MARSICO CAPITAL MANAGEMENT, LLC
         Marsico's portfolio managers are generally subject to the compensation structure applicable to all Marsico employees. As such, Mr. Marsico's and Mr. Gendelman's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico's overall profitability for the period, and (2) individual achievement and contribution.

         Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marsico.

         Although Marsico may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico's Investment Team, contributions to Marsico's overall investment performance, discrete securities analysis, and other factors.

In addition to his salary and bonus, Mr. Marsico and Mr. Gendelman may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees.

MONDRIAN
         Mondrian has the following programs in place to retain key investment staff:

         Competitive Salary. All investment professionals are remunerated with a competitive base salary.

         Profit Sharing Bonus Pool. All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

         Equity Ownership. Mondrian is majority management owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business.

         Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation of participation in these programs will reflect this.

         At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

         COMPENSATION COMMITTEE. In determining the amount of bonuses and equity awarded, Mondrian's Board of Directors consults with the company's Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

         DEFINED CONTRIBUTION PENSION PLAN. All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Plan is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Plan provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

FIXED INCOME FUND:

DELAWARE MANAGEMENT COMPANY
         BASE SALARY - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

         BONUS - Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative and qualitative factors. The amount of the pool for bonus payments is first determined by mathematical equation based on assets, management fees and direct expenses, including fund waiver expenses, for registered investment companies, pooled vehicles, and managed separate accounts. Generally, approximately 80% of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund's Lipper peer group percentile ranking on a one-year and three-year basis. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking in consultant databases. There is no objective award for a fund that falls below the 50th percentile for a given time period. There is a sliding scale for investment companies that are ranked above the 50th percentile. The managed separate accounts are compared to Callan and other databases. The remaining 20% portion of the bonus is discretionary as determined by Delaware and takes into account subjective factors.


         DEFERRED COMPENSATION - Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

         STOCK OPTION INCENTIVE PLAN/EQUITY COMPENSATION PLAN - Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or "non-qualified" stock options). In addition, certain managers may be awarded restricted stock units, or "performance shares", in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln National Corporation.

         The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by the investment manager in its full discretion. Option awards may be based in part on seniority. The fair market value of the shares is normally determined as of each June 30 and December 31. Shares issued upon the exercise of such options must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder.

         Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln's Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln's achievement of certain performance goals relative to a pre-determined peer group.

         OTHER COMPENSATION - Portfolio managers may also participate in benefit plans and programs available generally to all employees


SCUDDER INVESTMENTS
         The Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation. Variable compensation consists of a compensation pool that is determined based on revenues generated by the funds they manage, which are generally impacted by overall investment performance. The compensation pool is shared equally among those senior investment professionals. The compensation structure for these investment professionals is dependent on, among other things, their continuing obligation to fulfill their fiduciary responsibilities to their clients and to "live the values" of the Advisor through adherence to the Advisor's compliance policies and procedures. This compensation structure creates an incentive to maximize the size of the funds. However, the Advisor has in place controls designed to maintain disciplined growth of the products managed by this team within the capacity constraints of the investment process. The Advisor believes that this compensation structure has been a positive incentive to this team and has contributed to the development of a strong team culture and a risk managed, consistent investment approach that has benefited fund shareholders over time. Performance information is provided in the relevant fund prospectus.

OWNERSHIP OF SHARES
         As of March 31, 2005 the portfolio managers of the Optimum Fund Trust owned the following amounts of Fund shares:

                                                               DOLLAR RANGE OF
          PORTFOLIO MANAGER                                 FUND SHARES OWNED(1)
          Thomas F. Marsico                                         None
          James G. Gendelman                                        None
          Robert W. Smith                                           None
          Diane Jaffee(2)                                           None
          Steve R. Gorham                                           None
          Robert A. Mohn                                            None
          James W. Oberweis                                         None
          David Green                                               None
          Jim Miles                                                 None
          Joe Huber                                                 None
          Stan Majcher                                              None
           George Davis                                             None
           J. Dennis Delafield                                      None
           Vincent Sellecchia                                       None

                                                               DOLLAR RANGE OF
          PORTFOLIO MANAGER                                 FUND SHARES OWNED(1)
           Emma Lewis                                               None
          High Serjeant                                             None
          Fiona Barwick                                             None
          James G. Gendelman                                        None
          Ryan Brist                                                None
          Tim Rabe                                                  None
          Phil Perkins                                              None
          Steven R. Cianci                                          None
          Paul Grillo                                               None
          Gary Bartlett                                             None
          Thomas Flaherty                                           None
          Warren Davis                                              None
          Christopher Gagnier                                       None
          Daniel Taylor                                             None
          Timothy Vile                                              None

         (1) Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.
         (2) TCW became an sub-advisor to the Optimum Large Cap Value Fund on June 16, 2005.



OFFICERS AND TRUSTEES

         The business and affairs of the Trust are managed under the direction of its Board of Trustees.

         Certain officers and Trustees of the Trust hold identical positions in each of the funds in the Delaware Investments family of investment companies.

                  DMH Corp., Delaware Investments U.S., Inc., Delaware General Management, Inc. Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., Delaware Management Trust Company, Delaware Management Business Trust, Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Management Company (a series of Delaware Management Business Trust), Delaware Capital Management (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Retirement Financial Services, Inc. and LNC Administrative Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). DMH is an indirect, wholly owned subsidiary, and is subject to the ultimate control, of Lincoln National Corporation. Lincoln National Corporation, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Investments is the marketing name for DMH and its subsidiaries.

         Trustees and principal officers of the Trust are noted below along with their birth dates and their business experience for the past five years.

--------------------------- ----------------- ---------------- ------------------------------ ------------------- ------------------
                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN
                              POSITION(S)                                                        FUND COMPLEX            OTHER
NAME, ADDRESS AND            HELD WITH THE    LENGTH OF TIME      PRINCIPAL OCCUPATION(S)        OVERSEEN BY      DIRECTORSHIPS HELD
BIRTHDATE                        TRUST            SERVED            DURING PAST 5 YEARS           TRUSTEE(1)          BY TRUSTEE
--------------------------- ----------------- ---------------- ------------------------------ ------------------- ------------------
INTERESTED TRUSTEES
--------------------------- ----------------- ---------------- ------------------------------ ------------------- ------------------
MARK S. CASADY(2)               Trustee       April 21, 2003        President and Chief               6                  None
2005 Market Street                              to present        Operating Officer - LPL
Philadelphia, PA 19103                                          Financial Services (2002 -
                                                                         Present)
Age 44
                                                                    Managing Director -
                                                                    Scudder Investments
                                                                       (1994 -2002)
--------------------------- ----------------- ---------------- ------------------------------ ------------------- ------------------
JOHN C.E. CAMPBELL2             Trustee,       June 17, 2004        President, Global -               6                 None(1)
2005 Market Street           President and      to present        Institutional Services,
Philadelphia, PA 19103      Chief Executive                    Delaware Investment Advisers
                                Officer                              (2003 - Present)
Age 59
                                                                Executive Vice President -
                                                                    Global Marketing &
                                                                      Client Services
                                                                Delaware Management Company
                                (1992 - Present)
--------------------------- ----------------- ---------------- ------------------------------ ------------------- ------------------
INDEPENDENT TRUSTEES
--------------------------- ----------------- ---------------- ------------------------------ ------------------- ------------------

NICHOLAS D. CONSTAN             Trustee        July 17, 2003        Adjunct Professor -               6                  None
2005 Market Street                              to present      University of Pennsylvania
Philadelphia, PA 19103                                               (1972 - present)


Age 66
--------------------------- ----------------- ---------------- ------------------------------ ------------------- ------------------
WILLIAM W. HENNIG               Trustee        July 17, 2003         Private Investor                 6                  None
2005 Market Street                              to present
Philadelphia, PA 19103

Age 74


--------------------------- ----------------- ---------------- ------------------------------ ------------------- ------------------
DURANT ADAMS HUNTER             Trustee        July 17, 2003   Principal - Ridgway Partners           6                  None
2005 Market Street                              to present        (Executive Recruiting)
Philadelphia, PA 19103                                               (2004 - Present)


Age 56                                                          Chief Executive Officer and
                                                                   Executive Recruiter -
                                                                    Whitehead MANN Inc.
                                                                  (Executive Recruiting)
                                                                       (1992 - 2003)
--------------------------- ----------------- ---------------- ------------------------------ ------------------- ------------------


--------------------------- ----------------- ---------------- ------------------------------ ------------------- ------------------
                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN
                              POSITION(S)                                                        FUND COMPLEX            OTHER
NAME, ADDRESS AND            HELD WITH THE    LENGTH OF TIME      PRINCIPAL OCCUPATION(S)        OVERSEEN BY      DIRECTORSHIPS HELD
BIRTHDATE                        TRUST            SERVED            DURING PAST 5 YEARS           TRUSTEE(1)          BY TRUSTEE
--------------------------- ----------------- ---------------- ------------------------------ ------------------- ------------------
INDEPENDENT TRUSTEES
(continued)
--------------------------- ----------------- ---------------- ------------------------------ ------------------- ------------------


KENNETH R. LEIBLER              Trustee        July 17, 2003            Chairman -                    6                  None
2005 Market Street                              to present        Boston Options Exchange
Philadelphia, PA 19103                                               (2005 - Present)


Age 56                                                         Chairman and Chief Executive
                                                                  Officer - Boston Stock
                                                                         Exchange
                                                                       (2001 - 2004)

                                                                    President and Chief
                                                                Executive Officer - Liberty
                                                                    Financial Companies
                                                                   (Financial Services)
                                                                       (1995 - 2000)

--------------------------- ----------------- ---------------- ------------------------------ ------------------- ------------------
STEPHEN PAUL MULLIN             Trustee        July 17, 2003       Principal - Econsult               6                  None
2005 Market Street                              to present              Corporation
Philadelphia, PA 19103                                             (Economic consulting)
                                                                     (2000 - Present)
Age 49

--------------------------- ----------------- ---------------- ------------------------------ ------------------- ------------------

ROBERT A. RUDELL                Trustee        July 17, 2003         Private Investor                 6               Director -
2005 Market Street                              to present           (2002 - Present)                             Medtox Scientific,
Philadelphia, PA 19103                                                                                            Inc. (Clinical lab
                                                               Chief Operating Officer - ZSI                       (2002 - Present)
Age 56                                                              (Asset Management)
                                                                       (1998 - 2002)                                  Director -
                                                                                                                   Heartland Group,
                                                                                                                    Inc. Family of
                                                                                                                         Funds
                                                                                                                   (3 mutual funds)
                                                                                                                   (2005 - Present)


--------------------------- ----------------- ---------------- ------------------------------ ------------------- ------------------
JON EDWARD SOCOLOFSKY           Trustee        July 17, 2003         Private Investor                 6                  None
2005 Market Street                              to present           (2002 - Present)
Philadelphia, PA 19103
                                                                  Senior Vice President -
Age 59                                                              The Northern Trust
                                                                       (Trust bank)
                                                                       (1970 - 2001)
--------------------------- ----------------- ---------------- ------------------------------ ------------------- ------------------




--------------------------- ----------------- ---------------- ------------------------------ ------------------- ------------------
                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN
                              POSITION(S)                                                        FUND COMPLEX            OTHER
NAME, ADDRESS AND            HELD WITH THE    LENGTH OF TIME      PRINCIPAL OCCUPATION(S)        OVERSEEN BY      DIRECTORSHIPS HELD
BIRTHDATE                        TRUST            SERVED            DURING PAST 5 YEARS           OFFICER(1)          BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
JOSEPH H. HASTINGS            Senior Vice      July 17, 2003    Mr. Hastings has served in            6                  None
2005 Market Street           President and      to Present      various executive positions
Philadelphia, PA 19103      Chief Financial                        at different times at
                                Officer                            Delaware Investments.
Age 55
--------------------------- ----------------- ---------------- ------------------------------ ------------------- ------------------
RICHELLE S. MAESTRO           Senior Vice      July 17, 2003     Ms. Maestro has served in            6                  None
2005 Market Street             President,       to Present      various executive positions
Philadelphia, PA 19103        Chief Legal                          at different times at
                              Officer and                          Delaware Investments.
Age 47                         Secretary
--------------------------- ----------------- ---------------- ------------------------------ ------------------- ------------------
MICHAEL P. BISHOF             Senior Vice      July 17, 2003     Mr. Bishof has served in             6                  None
2005 Market Street           President and      to Present      various executive positions
Philadelphia, PA 19103         Treasurer                           at different times at
                                                                   Delaware Investments.
Age 42
------------------------------------------------------------------------------------------------------------------------------------

(1) The term "Fund Complex" refers to the Funds in the Optimum Funds Trust. Mr. Bishof and Ms. Maestro also serve in similar capacities for the Delaware Investments Family of Funds, a fund complex also managed and distributed by Delaware Investments with 86 funds.

(2) "Interested persons" of the Funds by virtue of their executive and management positions or relationships with the Fund's service providers or sub-service providers.


         The following table shows each Trustee's ownership of shares of the Funds as of December 31, 2004:

---------------------- -------------------------------------------------------------------------------------------------------------
                                                            DOLLAR RANGE OF EQUITY SECURITIES
                       -------------------------------------------------------------------------------------------------------------
TRUSTEE                LARGE CAP GROWTH   LARGE CAP VALUE   SMALL CAP         SMALL CAP VALUE   INTERNATIONAL     FIXED INCOME FUND
                       FUND               FUND              GROWTH FUND       FUND              VALUE FUND
---------------------- ------------------ ----------------- ----------------- ----------------- ----------------- ------------------
John C.E. Campbell           None               None              None              None              None              None
---------------------- ------------------ ----------------- ----------------- ----------------- ----------------- ------------------
Mark S.                $10,001 - $50,000     $10,001 -         $10,001 -         $10,001 -         $10,001 -            None
Casady                                        $50,000           $50,000           $50,000           $50,000
---------------------- ------------------ ----------------- ----------------- ----------------- ----------------- ------------------
Nicholas D. Constan          None               None              None              None              None              None
---------------------- ------------------ ----------------- ----------------- ----------------- ----------------- ------------------
William W. Hennig        $1 - $10,000       $1 - $10,000      $1 - $10,000      $1 - $10,000      $1 - $10,000      $1 - $10,000
---------------------- ------------------ ----------------- ----------------- ----------------- ----------------- ------------------
Durant Adams Hunter          None               None              None              None              None              None
---------------------- ------------------ ----------------- ----------------- ----------------- ----------------- ------------------
Kenneth R. Leibler           None               None              None              None              None              None
---------------------- ------------------ ----------------- ----------------- ----------------- ----------------- ------------------
Stephen Paul Mullin      $1 - $10,000       $1 - $10,000      $1 - $10,000      $1 - $10,000      $1 - $10,000      $1 - $10,000
---------------------- ------------------ ----------------- ----------------- ----------------- ----------------- ------------------
Robert A.              $10,001 - $50,000     $10,001 -        $1 - $10,000      $1 - $10,000       $10,001 -      $10,001 - $50,000
Rudell                                        $50,000                                               $50,000
---------------------- ------------------ ----------------- ----------------- ----------------- ----------------- ------------------
Jon Edward Socolofsky    $1 - $10,000       $1 - $10,000      $1 - $10,000      $1 - $10,000      $1 - $10,000          None
---------------------- ------------------ ----------------- ----------------- ----------------- ----------------- ------------------

         As of December 31, 2004, Mr. Hennig beneficially owned approximately $2,334 worth of Lincoln National Corporation common shares (0% of total common shares), which were purchased on his behalf via a discretionary account and he no longer holds such shares. The following is a compensation table listing, for each Trustee entitled to receive compensation, an estimate of the aggregate compensation to be received from the Trust and an estimate of the total compensation to be received from the funds in the Fund Complex, for the fiscal year ending March 31, 2005. Only the independent Trustees of the Trust receive compensation from the Trust.



---------------------------- --------------------- ----------------------------- --------------------- --------------------------
                                                                                                        TOTAL COMPENSATION FROM
                                  AGGREGATE           PENSION OR RETIREMENT        ESTIMATED ANNUAL       THE TRUST AND FUND
                              COMPENSATION FROM    BENEFITS ACCRUED AS PART OF      BENEFITS UPON        COMPLEX PAID TO EACH
TRUSTEE                           THE TRUST             THE TRUST EXPENSES            RETIREMENT              TRUSTEE(1)
---------------------------- --------------------- ----------------------------- --------------------- --------------------------
Nicholas D. Constan                $21,500                     None                      None                   $21,500
---------------------------- --------------------- ----------------------------- --------------------- --------------------------
William W. Hennig                  $21,500                     None                      None                   $21,500
---------------------------- --------------------- ----------------------------- --------------------- --------------------------
Durant Adams Hunter                $22,000                     None                      None                   $22,000
---------------------------- --------------------- ----------------------------- --------------------- --------------------------
Kenneth R. Leibler                 $22,500                     None                      None                   $22,500
---------------------------- --------------------- ----------------------------- --------------------- --------------------------
Stephen Paul Mullin                $23,000                     None                      None                   $23,000
---------------------------- --------------------- ----------------------------- --------------------- --------------------------
Robert A. Rudell                   $22,500                     None                      None                   $22,500
---------------------------- --------------------- ----------------------------- --------------------- --------------------------
Jon Edward Socolofsky              $23,500                     None                      None                   $23,500
---------------------------------------------------------------------------------------------------------------------------------


1 Each independent Trustee receives a total annual retainer fee of $10,000 for serving as a Trustee, plus $6,000 for each Board Meeting attended ($500 per telephonic meeting). Members of the Audit Committee receive additional annual compensation of $2,500 plus $350 for each committee meeting in excess of five in any calendar year. In addition, the chairperson of the Audit Committee receives an additional annual retainer of $3,500. Members of the Nominating Committee receive additional annual compensation of $1,500 plus $500 for each committee meeting. In addition, the chairperson of the Nominating Committee receives an additional annual retainer of $2,500. The lead Trustee/Independent Chairman receives an additional annual retainer of $3,500.


         The Board of Trustees has the following committees:


         Audit Committee: This committee monitors accounting and financial reporting policies and practices, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof, and acts as a liaison between the Trust's independent registered public accounting firm and the full Board of Trustees. The Audit Committee of the Trust consists of the following three independent Trustees appointed by the Board: Jon Edward Socolofsky, Chairperson; Kenneth R. Leibler; and Robert A. Rudell. The Audit Committee held 4 meetings during the Trust's last fiscal year.

         Nominating Committee: This committee recommends Board members, fills vacancies and considers the qualifications of Board members. The committee also monitors the performance of counsel for independent trustees. The committee will consider nominees recommended by shareholders. The Nominating Committee of the Trust currently consists of the following three Trustees appointed by the Board:
Durant Adams Hunter, Chairperson; Nicholas D. Constan; and William W. Hennig. The Nominating Committee held 4 meetings during the last fiscal year.


         As of June 30, 2005, the officers and Trustees as a group owned less than 1% of the outstanding shares of each class of each Fund.

         As of July 1, 2005, management believes the following accounts held 5% or more of the outstanding shares of each Class of each Fund. Optimum Fund Trust has no knowledge of beneficial ownership.

-------------------------------------- --------------------------------------------- ---------------------- ----------------------
CLASS                                  NAME AND ADDRESS OF ACCOUNT                       SHARE AMOUNT            PERCENTAGE
-------------------------------------- --------------------------------------------- ---------------------- ----------------------
Optimum Large Cap Growth Fund                              None                               N/A                    N/A
Class A
-------------------------------------- --------------------------------------------- ---------------------- ----------------------
Optimum Large Cap Growth Fund                              None                               N/A                    N/A
Class B
-------------------------------------- --------------------------------------------- ---------------------- ----------------------
Optimum Large Cap Growth Fund                              None                               N/A                    N/A
Class C
-------------------------------------- --------------------------------------------- ---------------------- ----------------------
Optimum Large Cap Growth Fund                              None                               N/A                    N/A
Institutional Class
-------------------------------------- --------------------------------------------- ---------------------- ----------------------
Optimum Large Cap Value Fund                               None                               N/A                    N/A
Class A
-------------------------------------- --------------------------------------------- ---------------------- ----------------------
Optimum Large Cap Value Fund                               None                               N/A                    N/A
Class B
-------------------------------------- --------------------------------------------- ---------------------- ----------------------
Optimum Large Cap Value Fund                               None                               N/A                    N/A
Class C
-------------------------------------- --------------------------------------------- ---------------------- ----------------------
Optimum Large Cap Value Fund                               None                               N/A                    N/A
Institutional Class
-------------------------------------- --------------------------------------------- ---------------------- ----------------------
Optimum Small Cap Growth Fund                              None                               N/A                    N/A
Class A
-------------------------------------- --------------------------------------------- ---------------------- ----------------------
Optimum Small Cap Growth Fund                              None                               N/A                    N/A
Class B
-------------------------------------- --------------------------------------------- ---------------------- ----------------------
Optimum Small Cap Growth Fund                              None                               N/A                    N/A
Class C
-------------------------------------- --------------------------------------------- ---------------------- ----------------------
Optimum Small Cap Growth Fund                              None                               N/A                    N/A
Institutional Class
-------------------------------------- --------------------------------------------- ---------------------- ----------------------
Optimum International Fund                                 None                               N/A                    N/A
Class A
-------------------------------------- --------------------------------------------- ---------------------- ----------------------
Optimum International Fund                                 None                               N/A                    N/A
Class B
-------------------------------------- --------------------------------------------- ---------------------- ----------------------
Optimum International Fund                                 None                               N/A                    N/A
Class C
-------------------------------------- --------------------------------------------- ---------------------- ----------------------
Optimum International Fund                                 None                               N/A                    N/A
Institutional Class
-------------------------------------- --------------------------------------------- ---------------------- ----------------------
Optimum Fixed Income Fund                                  None                               N/A                    N/A
Class A
-------------------------------------- --------------------------------------------- ---------------------- ----------------------
Optimum Fixed Income Fund                                  None                               N/A                    N/A
Class B
-------------------------------------- --------------------------------------------- ---------------------- ----------------------
Optimum Fixed Income Fund                                  None                               N/A                    N/A
Class C
-------------------------------------- --------------------------------------------- ---------------------- ----------------------
Optimum Fixed Income Fund                                  None                               N/A                    N/A
Institutional Class
-------------------------------------- --------------------------------------------- ---------------------- ----------------------

GENERAL INFORMATION

         The Trust, which was organized as a Delaware statutory trust on April 21, 2003, is an open-end registered management investment company. Each Fund operates as a diversified fund as defined by the 1940 Act.

         JPMorgan Chase Bank, located at 4 Chase Metrotech Center, Brooklyn, NY 11245, serves as the custodian of each Fund's assets.

         DMH has consented to, and granted a non-exclusive license for, the use by any Series or by the Trust of the identifying word "Optimum" in the name of any Series or of the Trust. Such consent is subject to revocation by DMH in its discretion, if DMH or a subsidiary or affiliate thereof is not employed as the investment adviser of each Series of the Trust. As between the Trust and DMH, DMH controls the use of the name of the Trust insofar as such name contains the identifying word "Optimum." DMH may, from time to time, use the identifying word "Optimum" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations or businesses which it may manage, advise, sponsor or own or in which it may have a financial interest. DMH may require the Trust or any Series thereof to cease using the identifying word "Optimum" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ DMH or a subsidiary or affiliate thereof as investment adviser.


         At a meeting held June 16, 2005, the Board of Trustees, including a majority of non-interested or independent Trustees, approved renewal of the Investment Management Agreement between Delaware Management Company (the "Manager") and each of the six separate funds within the Trust (the "Funds"), as well as the Sub-Advisory Agreements between the Manager and the respective Sub-Advisors on each of the Funds, except as discussed below. In reaching such decisions, the Board took into account information furnished and discussed throughout the year at quarterly Board meetings, as well as information furnished specifically for the renewal reviews conducted at the June 16, 2005 Board meeting. Information furnished at Board meetings throughout the year included an analysis by the Manager (with the assistance of its consultant, Linsco/Private Ledger Corp.) of the investment performance of each Fund and its Sub-Advisors, presentations given the Board by portfolio managers from each Sub-Advisor on a rotating basis and compliance reports and related certifications furnished by the Manager and each Sub-Advisor. Material furnished specifically in connection with the renewal reviews included: a memorandum from the Manager discussing and analyzing the performance of each Fund and its respective Sub-Advisor(s); a description of fees charged by the Manager and each Sub-Advisor to other comparable investment companies or accounts; copies of the investment management and sub-advisory agreements; a "due diligence" report describing various material items in relation to the personnel, organization and policies of the Manager and Sub-Advisors; and information on the fees and other benefits realized by the Manager (and its affiliates) and the Sub-Advisors (or estimated fees and other benefits for newly proposed Sub-Advisors) in performing services for the Funds, as well as the revenues and expenses incurred by the Manager and its affiliates in performing such services. Information furnished specifically in connection with the renewal process also included a report for each Fund prepared by Lipper Inc. ("Lipper") comparing each Fund's investment performance and expenses with those of other mutual funds deemed comparable.

         In considering such information and materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the Investment Management and Sub-Advisory Agreements for all the Funds were considered at the same Board meeting, the Trustees dealt with each Fund separately. While attention was given to all information furnished, the following discusses some of the factors relevant to the Board's decisions.

         NATURE, EXTENT AND QUALITY OF SERVICES. The Trustees were satisfied with the nature, extent and quality of the services provided by the Manager and its affiliates to each of the Funds. The Board's view was based upon factors such as the background and experience of the executives and other Management personnel involved in the Funds operations, the quality and thoroughness of the monitoring of each Fund's investment performance conducted by the Manager, reports furnished by the Manager as to adherence with various compliance and procedural matters such as the Code of Ethics and fair value pricing, and the Manager's success in obtaining meaningful information on a timely basis from each of the Fund's Sub-Advisors. The Board also took into account the distribution services provided each Fund by an affiliate of the Manager, noting the growth in Fund assets, as well as the transfer agent and shareholder services provided by an affiliate of the Manager and related factors, including the establishment of disaster recovery facilities. The quality of the services of the Sub-Advisors to each Fund was considered primarily in respect to the investment performance of the Funds as further discussed. The Board was, however, satisfied with the adherence by each Sub-Advisor with the investment policies and restrictions of the Funds advised, as well as their adherence to various compliance and other procedures based on personal presentations made by Sub-Advisors' portfolio managers and Manager reports of its discussions with the Sub-Advisors, as well as certificates and materials furnished at Board meetings and in connection with the contract renewals. In addition, the quality of the services to be provided by the newly proposed Sub-Advisors on Optimum Large Cap Value Fund and Optimum Small Cap Value Fund was considered primarily in respect to the Sub-Advisors performance on similar mutual funds, the qualifications of the portfolio managers, and the new Sub-Advisors' compliance policies and procedures.

         INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund. While consideration was given to performance reports and discussions throughout the year (including a detailed discussion of the investment performance of each Fund in a memorandum from the Manager provided to the Board at the June 16, 2005 meeting), particular attention in assessing performance was given to the Lipper Reports furnished for the contract renewals. The Lipper Reports prepared for each individual Fund showed the investment performance of its Class A shares in comparison with a Performance Universe selected by Lipper for the period from inception through March 31, 2005, as well as the one year period ending that date. The following summarizes the performance results for each Fund and the Board's view and in certain cases, actions taken based on such performance.

         Optimum Fixed Income Fund - The Lipper Performance Universe for this Fund consisted of the Fund and all retail and institutional intermediate investment-grade debt funds as selected by Lipper. The Lipper Report showed the Fund's investment performance since inception and for the one year period in each case was in the highest quintile of such Universe, and the Board was satisfied with such performance.

         Optimum International Fund - The Lipper Performance Universe for this Fund consisted of the Fund and all retail and institutional international multi-cap core funds as selected by Lipper. The Lipper Report showed the Fund's investment performance since inception was in the second lowest quintile of such Universe, and for the one year period was in the lowest quintile of such Universe. While noting the relatively high returns of the Fund shown in such Report, which were 21.86% since inception and 10.62% for the one year period, the Board, in light of the notification by Marsico Capital Management, LLC ("Marsico") that it would cease acting as Sub-Advisor of the Fund, and upon recommendation of the Manager, authorized the Manager to find a new sub-advisor for the asset portion or "sleeve" managed by Marsico, and approved the continuation of the Sub-Advisory Agreement with Marsico for a limited period pending selection of a successor sub-advisor. After discussion of the improving performance of Mondrian Investment Partners Limited's ("Mondrian") sleeve of the Fund over the one year period ending March 31, 2005, the Board was satisfied with the performance of Mondrian.

         Optimum Large Cap Growth Fund - The Lipper Performance Universe for this Fund consisted of the Fund and all retail and institutional large-cap growth funds as selected by Lipper. The Lipper Report showed the Fund's investment performance since inception, and for the one year period in each case was in the highest quintile of such Universe. The Board was satisfied with such performance.

         Optimum Large Cap Value Fund - The Lipper Performance Universe for this Fund consisted of the Fund and all retail and institutional large-cap value funds as selected by Lipper. The Lipper Report showed the Fund's investment performance since inception was in the second highest quintile of such Universe and for the one year period was in the highest quintile of such Universe. While being satisfied with such overall level of performance, the Board, upon the Manager's recommendation, approved a new Sub-Advisory Agreement with TCW Investment Management Company ("TCW") to manage one of the Fund's two sleeves, with the expectation that TCW will provide the Fund slightly better downside risk protection than the Fund had previously been provided when the stock market moved lower. In addition, the Board reviewed information furnished as to TCW's prior performance on a mutual fund with a similar investment objective as the Fund and was satisfied with such performance. The Board was satisfied with the performance of Massachusetts Financial Services Company.

         Optimum Small Cap Growth Fund - The Lipper Performance Universe for this Fund consisted of the Fund and all retail and institutional small cap growth funds as selected by Lipper. The Lipper Report showed the Fund's investment performance since inception was in the highest quintile of such Universe, and for the one year period was in the second highest quintile of such Universe. The Board was satisfied with such performance.

         Optimum Small Cap Value Fund - The Lipper Performance Universe for this Fund consisted of the Fund and all retail and institutional small cap value funds as selected by Lipper. The Lipper Report for the Fund showed its investment performance since inception and for the one year period in each case was in the highest quintile of such Universe. The Board was satisfied with such performance, but in view of potential capacity restraints of the current Sub-Advisors to the Fund, and upon the Manager's recommendation, it approved an additional Sub-Advisory Agreement with the Killen Group, Inc. ("Killen") to serve as an additional Sub-Advisor to manage a portion of the Fund's assets, subject to approval by Fund shareholders. The Board reviewed information furnished as to Killen's prior performance on a mutual fund with a similar investment objective as the Fund and was satisfied with such prior performance.

         COMPARATIVE EXPENSES. Attention was also given to a comparative analysis of the contractual management fee rate charged each Fund as well as each Fund's actual total expenses in comparison to a group of other funds constituting its appropriate Lipper Expense Group. The contractual management fee rate as determined by Lipper includes administrative costs and are shown for funds within such Group assuming they were at the same asset size of the Fund. Actual total expenses are shown by Lipper for fund Class A shares for comparative consistency. The Lipper Report for each Fund showed that both its contractual management fee rate, as well as actual total expenses were higher than both the average and median of its respective Lipper Expense Group. The Trustees found such expenses to be acceptable in view of the investment performance of each Fund and certain actions being taken, including the fact that the Manager has previously and will continue at least through August 1, 2006 to reimburse expenses and/or waive its management fees for the Funds to the extent necessary to keep expenses from exceeding certain percentage amounts.

         MANAGER'S PROFITABILITY; ECONOMIES OF SCALE. Based on the size of each Fund and the reimbursement or waiver of expenses by the Manager, as well as other profitability information furnished them by the Manager and Sub-Advisers, the Trustees did not believe that any meaningful profits were being realized by the Manager and its affiliates from services provided to any of the Funds, and the Trustees believed that any profits being realized by the existing Sub-Advisers or to be realized by the new Sub-Advisers were fair and reasonable in relation to the services being provided to the Funds. In coming to the conclusions above, the Board also took into consideration other fall-out benefits derived or to be derived by the Manager and the Sub-Advisors in connection with their relationship to the Funds such as: soft dollar arrangements; allocating brokerage to affiliated brokers; and the name recognition enhancement by virtue of managing the Funds. The Board recognized that economies of scale might be realized as a Fund grows, but concluded that at current asset levels, the implementation of additional fee breakpoints or reductions was not warranted. The Trustees intend, however, to monitor future growth in each of the Funds with a view to considering the appropriateness of instituting additional fee breakpoints or reductions in connection with future investment management agreement approval deliberations.


CAPITALIZATION
         Each Fund offers four classes of shares: Class A, Class B, Class C and Institutional Class. Additional classes of shares may be offered in the future.

         The Trust has at present an unlimited authorized number of shares of beneficial interest with no par value allocated to each Class. Although all shares have equal voting rights on matters affecting the entire Trust, each Fund would vote separately on any matter that affects only that Fund, such as certain material changes to investment advisory contracts or as otherwise prescribed by the 1940 Act. Shares of each Fund have a priority in that Fund's assets, and in gains on and income from the portfolio of that Fund. Each Class of each Fund represents a proportionate interest in the assets of that Fund, and each has the same voting and other rights and preferences, except that a Class of a Fund may not vote on any matter affecting the Rule 12b-1 Plan that applies to another Class of that Fund. Shares have no preemptive rights or, for Class A, Class C and Institutional Class Shares, conversion rights. When issued, shares are fully paid and nonassessable. All shares participate equally in dividends, and upon liquidation would share equally.

PROXY VOTING
         The Board of Trustees of the Trust has delegated to the Manager the responsibility to vote proxies with respect to the portfolio securities held by the Funds. The Manager has, in turn, delegated to each Sub-Adviser the responsibility to vote proxies with respect to portfolio securities held by the portion of a Fund that the Sub-Adviser advises. The Manager has retained the responsibility to vote proxies with respect to portfolio securities held by the Funds (or portions thereof) that it advises directly. The Manager and each Sub-Adviser have adopted policies and procedures with respect to voting proxies relating to securities held in client accounts for which it has discretionary authority. Copies of the policies and procedures for the Manager and each Sub-Adviser are included with this Part B. See Appendix B- Proxy Voting Policies and Procedures. Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (1) through the Funds' website at http://www.optimummutualfunds.com; and (ii) on the Commission's Web site at http://www.sec.gov.

NONCUMULATIVE VOTING
         Fund shares have noncumulative voting rights, which means that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

         This Part B does not include all of the information contained in the Registration Statement, which is on file with the SEC. Shareholders may obtain a copy of the Registration Statement by contacting the SEC in Washington, DC.

FINANCIAL STATEMENTS

         Ernst & Young LLP serves as the independent registered public accounting firm for Optimum Fund Trust and, in its capacity as such, audits the annual financial statements of the Fund. The Fund's Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, Statement of Assets and Liabilities and Notes to Financial Statements as well as the report of Ernst & Young LLP, for the fiscal year ended March 31, 2005 are included in the Fund's Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B.

APPENDIX A - DESCRIPTION OF RATINGS

BONDS
         Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations; extremely strong capacity to pay principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; very strong capacity to pay principal and interest; A--strong ability to pay interest and repay principal; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to weakened capacity to pay principal and interest than for higher-rated bonds. BB, B, CCC, CC, C--regarded, on balance, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; D--in default.

         Plus (+) or minus (-) may be added to ratings from AA to CCC to show relative standing within the major rating categories.

         Excerpts from Moody's description of its bond ratings: AAA--judged to be the best quality. They carry the smallest degree of investment risk; AA--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; BAA--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; BA--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; CAA--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; CA--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         For rating categories Aa to Caa, Moody's includes a 1, 2 or 3 following the rating to designate a high, medium or low rating, respectively

COMMERCIAL PAPER
         Excerpts from S&P's description of its two highest commercial paper ratings: A-1--degree of safety regarding timely payment is strong; a plus (+) sign denotes extremely strong safety characteristics; A-2--capacity for timely payment is satisfactory; the relative degree of safety is not as high as for issuers designated A-1.

         Excerpts from Moody's description of its two highest commercial paper ratings: P-1--superior quality; P-2--strong quality.

         Excerpts from Fitch, Inc.'s description of its highest ratings: F-1+ --Exceptionally strong quality; F-1 --Very strong quality; F-2 --Good credit quality.

APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

         This Appendix provides the proxy voting policies and procedures (or, in some cases, a summary of the proxy voting policies and procedures) for the Manager and each Sub-Adviser.

DELAWARE MANAGEMENT COMPANY (THE "MANAGER")

The Fund has formally delegated to its investment adviser, Delaware Management Company (the "Adviser"), the ability to make all proxy voting decisions in relation to portfolio securities held by the Fund. If and when proxies need to be voted on behalf of the Fund, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Fund and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the Fund, ISS will create a record of the vote. Beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the Fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows:
(i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) generally vote for debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved; (iv) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior voting rights; (vi) generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms; (viii) votes with respect to management compensation plans are generally determined on a case-by-case basis; (ix) generally vote for reports on the level of greenhouse gas emissions from a company's operations and products; and (x) generally vote for proposals requesting the company to report on its policies and practices related to social, environmental and economic sustainability.


Because the Fund has delegated proxy voting to the Adviser, the Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund.


                                     * * * *

DELAFIELD ASSET MANAGEMENT DIVISION OF REICH & TANG ASSET MANAGEMENT, LLC ("DELAFIELD")

I.       POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Delafield has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.      PROXY VOTING PROCEDURES

(a) All proxies received by Delafield will be sent to Delafield's Proxy Coordinator. Delafield's Proxy Coordinator will:

         (1) Keep a record of each proxy received;

         (2) Forward the proxy to the Analyst/Manager who follows the particular security and therefore is responsible for making the voting decision, and at the same time a copy to the Compliance Officer for identification of conflicts of interest between the Delafield and its clients;

         (3) Absent material conflicts (see Section IV), the Analyst/Manager will determine how Delafield should vote the proxy. The Analyst/Manager will send its decision on how Delafield will vote a proxy to the Proxy Coordinator.

         (4) Delafield retains a third party to assist in coordinating and voting proxies with respect to client securities. Portfolio Administration monitors the third party to assure that all proxies are being properly voted and appropriate records are being retained. The current service provider being used is Institutional Shareholder Services ("ISS"). ISS is responsible for receiving all proxy ballots from Delafield's client custodians, performing a reconciliation to ensure that all shares are accounted for and notifying Delafield of all upcoming meetings via their website. Delafield is then able to cast the vote via the website by a deadline enforced by ISS to ensure ample time is allotted for the vote to be received by the company. ISS maintains all client proxy voting history and is available upon request by Delafield.

III.     VOTING GUIDELINES

In the absence of specific voting guidelines from the client, Delafield will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. Delafield believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

Generally, Delafield will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

Generally, Delafield will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be over represented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, Delafield shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

(1) whether the proposal was recommended by management and the Delafield's opinion of management;

(2) whether the proposal acts to entrench existing management; and

(3) whether the proposal fairly compensates management for past and future performance.

IV. CONFLICTS OF INTEREST

(a) Michael Appleton, Delafield's Compliance Officer will identify any conflicts that exist between the interests of Delafield and its clients. This examination will include a review of the relationship of Delafield and its affiliates with the issuer of each security and any of the issuer's affiliates to determine if the issuer is a client of Delafield or an affiliate of Delafield or has some other relationship with Delafield or a client of Delafield.

(b) If a material conflict exists, Delafield will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Delafield will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Delafield determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Delafield will give the ERISA client the opportunity to vote the proxies themselves. Absent the client reserving voting rights, Delafield will vote the proxies solely in accordance with the policies outlined Section "III. Voting Guidelines" above.

V. DISCLOSURE

(a) Delafield will disclose in its Form ADV Part II that clients may contact Michael Appleton, Delafield's Compliance Officer, via e-mail or telephone at mappleton@rnt.com or 212-830-5494 in order to obtain information on how Delafield voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, Michael Appleton will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Delafield voted the client's proxy.

(b) A concise summary of these Proxy Voting Policies and Procedures will be included in Delafield's Form ADV Part II, and will be updated whenever these policies and procedures are updated. Michael Appleton will arrange for a copy of this summary to be sent to all existing clients who will already have been sent Delafield's Form ADV Part II, which is required to be offered to clients annually either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI. RECORDKEEPING

The Proxy Coordinator with the assistance of ISS will maintain files relating to Delafield's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Delafield and ISS. Records of the following will be included in the files:

(a) Copies of these proxy voting policies and procedures, and any amendments thereto.

(b) A copy of each proxy statement that Delafield receives provided however that Delafield might rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

(c) A record of each vote that Delafield casts.

(d) A copy of any document Delafield created that was material to making a decision how to vote proxies, or that memorializes that decision.

(e) A copy of each written client request for information on how Delafield voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how Delafield voted its proxies.

                                     * * * *

MONDRIAN INVESTMENT PARTNERS LIMITED ("MONDRIAN")

Mondrian has established a Proxy Voting Committee (the "Committee"), which is responsible for overseeing Mondrian's proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow Mondrian to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

In order to facilitate the actual process of voting proxies, Mondrian has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Fund and other Mondrian clients and vote proxies generally in accordance with the Procedures. After a proxy has been voted for the Fund, ISS will create a record of the vote that will be available to stockholders and filed with the SEC on a yearly basis beginning no later than August 31, 2004. The Committee is responsible for overseeing ISS's proxy voting activities.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, Mondrian will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and Mondrian will also vote against management's recommendation when it believes that such position is not in the best interests of the Fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows:
(i) generally abstain if a company changes its auditor and fails to provide shareholders with an explanation for the change; (ii) generally vote re-incorporation proposals on a case-by-case basis; (iii) generally vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders; (iv) generally vote amendments to the articles of association on a case-by-case basis; (v) generally vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares; (vi) generally vote for share repurchase plans, unless clear evidence of past abuse of the authority is available or the plan contains no safeguards against selective buybacks; and
(vii) votes with respect to management compensation plans are determined on a case-by-case basis.

Because the Fund has delegated proxy voting to Mondrian, the Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, Mondrian does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that Mondrian receives on behalf of the Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for Mondrian to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Mondrian during the proxy voting process. In the very limited instances where Mondrian is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving Mondrian or affiliated persons of Mondrian. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the Fund.

                                     * * * *

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC., DOING BUSINESS AS SCUDDER INVESTMENTS ("DIMA INC.")

DIMA Inc. has adopted its own Proxy Voting Policies and Procedures ("Policies"), a Proxy Voting Desktop Manual ("Manual"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of DIMA Inc. and its affiliates. The Manual sets forth the procedures that DIMA Inc. has implemented to vote proxies, including monitoring for corporate events, communicating with the fund's custodian regarding proxies, considering the merits of each proposal, and executing and recording the proxy vote. The Guidelines set forth DIMA Inc.'s general position on various proposals, such as:

SHAREHOLDER RIGHTS - DIMA Inc. generally votes against proposals that restrict shareholder rights.

CORPORATE GOVERNANCE - DIMA Inc. generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

ANTI-TAKEOVER MATTERS -- DIMA Inc. generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. DIMA Inc. generally votes for fair price proposals.

ROUTINE MATTERS -- DIMA Inc. generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. DIMA Inc. generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which DIMA Inc. or an affiliate serves as investment adviser or principal underwriter ("affiliated investment companies"). DIMA Inc. votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth DIMA Inc.'s general voting positions on various proposals, DIMA Inc. may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DIMA Inc. or an affiliate serves as investment adviser or sponsor.

DIMA Inc. may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which DIMA Inc. resolves conflicts of interest. To resolve conflicts, DIMA Inc., under normal circumstances, votes proxies in accordance with its Guidelines. If DIMA Inc. departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a committee established by DIMA Inc. will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, DIMA Inc. will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, DIMA Inc. may not be able to vote proxies or DIMA Inc. may find that the expected economic benefits from voting outweigh the costs associated with voting. For example, DIMA Inc. may not vote proxies on certain foreign securities local restrictions or customs. DIMA Inc. generally does not vote proxies on securities subject to share blocking restrictions."

                                     * * * *

HOTCHKIS AND WILEY CAPITAL MANAGEMENT LLC ("HWCM")


PURPOSE
The purpose of these Proxy Voting Policies and Procedures is to memorialize the procedures and policies adopted by HWCM to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act").

POLICY
HWCM acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA"). Unless a client (including a "named fiduciary" under ERISA) specifically reserves the right to vote its own proxies, HWCM will vote all proxies in sufficient time prior to their deadlines as part of its full discretionary authority over the assets.

When voting proxies for clients, HWCM's primary concern is that all decisions be made solely in the best interest of the shareholder (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). HWCM will act in a manner it deems prudent and diligent and which is intended to enhance the economic value of the assets of the account.

GUIDELINES
Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting on proposals often contained in proxy statements, but will not be used as rigid rules. The voting policies below are subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated below, HWCM will exercise its best judgement as a fiduciary to vote in the manner which will most enhance shareholder value.


MANAGEMENT PROPOSALS
The majority of votes presented to shareholders are proposals made by management, which have been approved and recommended by its board of directors. Generally, in the absence of any unusual or non-routine information, the following items are likely to be supported:

     o    Ratification of appointment of independent auditors
     o    General updating/corrective amendments to charter
     o Increase in common share authorization for a stock split or share dividend
     o    Stock option plans that are incentive based and not excessive
     o    Election of directors

The following items will always require company specific and case-by-case review and analysis when submitted by management to a shareholder vote:

     o    Directors' liability and indemnity proposals
     o    Executive compensation plans
     o Mergers, acquisitions, and other restructurings submitted to a shareholder vote
     o    Anti-takeover and related provisions


SHAREHOLDER PROPOSALS
Under ERISA standards, it is inappropriate to use (vote) plan assets to carry out social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of beneficiaries, and economic impact. In general, HWCM will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals. However, HWCM will support shareholder proposals that are consistent with HWCM's proxy voting guidelines for board-approved proposals


Generally, shareholder proposals related to the following items are supported:

     o    Confidential voting

     o    Bylaw and charter amendments only with shareholder approval
     o    Majority of independent directors in a board

Generally, shareholder proposals related to the following items are not supported:

     o    Limitations on the tenure of directors
     o    Declassification of the board
     o    Cumulative voting
     o Restrictions related to social, political, or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or vested interest impact.
     o Reports which are costly to provide or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders.


CONFLICT OF INTEREST
Due to the nature of HWCM's business and its small size, it is unlikely that conflicts of interest will arise in voting proxies of public companies. However, if a potential conflict of interest did arise it would typically be a proxy for a company that is also HWCM's client. In this event, the Compliance Department will review these votes to make sure that HWCM's proposed votes are consistent with the established guidelines and not prompted by any conflict of interest.

HWCM may receive proxies for companies which are clients of Stephens Inc. ("Stephens"), a full service broker-dealer and investment bank whose parent company, Stephens Group Inc., owns a non-controlling minority interest in HWCM. Stephens does not directly or indirectly participate in HWCM's policies or decisions with respect to proxy voting.

PROCEDURES
HWCM's Portfolio Services Department is responsible for ensuring that all proxies received by HWCM are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines.

HWCM subscribes to an independent third party proxy research firm which provides analysis and recommendation for company proxies. On specific items where the board-approved recommendation and the research firm's recommendation do not agree, HWCM will generally approve the board-approved recommendation if it is consistent with our established guidelines. The HWCM analyst responsible for research for the company makes a determination on how to vote the proxies using our established guidelines.

Whenever HWCM is proposing to vote against the board-approved recommendations or against its established guidelines, the Compliance Department will review these votes to make sure that HWCM's proposed vote is not prompted by any conflict of interest.

RECORD KEEPING
In accordance with Rule 204-2 under the Advisers Act, HWCM will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that HWCM may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the HWCM that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made by clients regarding conflicts of interest in voting the proxy.

HWCM will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advise clients how they may obtain information about how HWCM voted their securities. Clients may obtain information about how their securities were voted or a copy of our Proxy Voting Policies and Procedures free of charge by written request addressed to HWCM.


                                     * * * *

COLUMBIA WANGER ASSET MANAGEMENT, L.P.


                 COLUMBIA WANGER ASSET MANAGEMENT, L.P. ("WAM")
                          POLICY AND PROCEDURES MANUAL


                         VOTING CLIENT AND FUND PROXIES


------------------------------ ------------------------------------------------
PRIMARY RESPONSIBILITY         WAM Stock Analyst/Portfolio Manager
------------------------------ ------------------------------------------------
SECONDARY RESPONSIBILITY       WAM CIO
------------------------------ ------------------------------------------------
OVERSIGHT RESPONSIBILITY       WAM COO and Compliance Officer
------------------------------ ------------------------------------------------
ISSUE DATE                     8/01/03 (revised to reflect 9/23/03 approval of
                               the Acorn Board)
------------------------------ ------------------------------------------------


POLICY:
ALL PROXIES FOR CLIENT SECURITIES FOR WHICH COLUMBIA WANGER ASSET MANAGEMENT, L.P. ("WAM") HAS BEEN GRANTED AUTHORITY TO VOTE SHALL BE VOTED IN A MANNER CONSIDERED TO BE IN THE BEST INTERESTS OF WAM'S CLIENTS, INCLUDING THE COLUMBIA ACORN FUNDS ("ACORN") AND WANGER ADVISOR TRUST FUNDS ("WAT") AND THEIR SHAREHOLDERS, WITHOUT REGARD TO ANY BENEFIT TO WAM OR ITS AFFILIATES. WAM SHALL EXAMINE EACH RECOMMENDATION AND VOTE AGAINST MANAGEMENT'S RECOMMENDATION, IF, IN ITS JUDGMENT, APPROVAL OR ADOPTION OF THE RECOMMENDATION WOULD BE EXPECTED TO IMPACT ADVERSELY THE CURRENT OR POTENTIAL MARKET VALUE OF THE ISSUER'S SECURITIES. REFERENCES TO THE BEST INTEREST OF A CLIENT REFER TO THE INTEREST OF THE CLIENT IN TERMS OF THE POTENTIAL ECONOMIC RETURN ON THE CLIENT'S INVESTMENT. IN THE EVENT A CLIENT BELIEVES THAT ITS OTHER INTERESTS REQUIRE A DIFFERENT VOTE, WAM SHALL VOTE AS THE CLIENT INSTRUCTS.

WAM ADDRESSES POTENTIAL MATERIAL CONFLICTS OF INTEREST BY HAVING EACH INDIVIDUAL STOCK ANALYST REVIEW AND VOTE EACH PROXY FOR THE STOCKS THAT HE/SHE FOLLOWS. FOR THOSE PROPOSALS WHERE THE ANALYST IS VOTING AGAINST MANAGEMENT'S RECOMMENDATION OR WHERE THERE IS A VARIANCE FROM THE GUIDELINES CONTAINED HEREIN, THE WAM PROXY COMMITTEE WILL DETERMINE THE VOTE IN THE BEST INTEREST OF WAM'S CLIENTS, WITHOUT CONSIDERATION OF ANY BENEFIT TO WAM, ITS AFFILIATES OR ITS OTHER CLIENTS.

OVERVIEW:
WAM's policy is based upon its fiduciary obligation to act in its clients' best interests. In addition, the SEC recently adopted rules under the Investment Company Act of 1940 and the Investment Advisers Act of 1940. These rules impose obligations with respect to proxy voting on investment advisers and investment companies.

PROCEDURES:

I.       ACCOUNT POLICIES

Except as otherwise directed by the client, WAM shall vote as follows:

SEPARATELY MANAGED ACCOUNTS
WAM shall vote proxies on securities held in its separately managed accounts where the client has given WAM proxy voting authority. WAM currently has authority to vote proxies for the Northeastern University and Raytheon Company accounts but does not have authority to vote proxies for the State of Oregon.

COLUMBIA ACORN TRUST/WANGER ADVISORS TRUST
WAM shall vote proxies for portfolio securities held in these funds.

WAM OFFSHORE FUNDS
WAM shall vote proxies on securities held in the Wanger Investment Company PLC (Wanger US Smaller Companies and Wanger European Smaller Companies) and Banque Du Louvre Multi Select Funds. WAM has not been given authority to vote proxies on securities held in the New America Small Caps Fund.

WAM SUBADVISED MUTUAL FUND ACCOUNTS
The authority to vote proxies on securities held in the AXP International Aggressive Growth Fund is reserved to the client. WAM has authority to vote proxies on securities held in the Optimum Small Cap Growth Fund.

II.      PROXY COMMITTEE

WAM has established a Proxy Committee, which consists of Chuck McQuaid (WAM CIO-Effective 10/1/03), Bruce Lauer (WAM COO), and Ken Kalina (WAM Chief Compliance Officer). For proxy voting purposes only, the Proxy Committee will also include the analyst who follows the portfolio security to be voted on. Rob Mohn (WAM Portfolio Manager) will be an alternate member of the Proxy Committee for voting purposes.

The functions of the Proxy Committee shall include, in part,

     (a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the Voting Guidelines,

     (b) annual review of this Policy and Procedure Manual to ensure consistency with internal policies and legal and regulatory requirements,

     (c) annual review of existing Voting Guidelines and development of additional Voting Guidelines to assist in the review of proxy proposals, and

     (d) development and modification of Voting Procedures as it deems appropriate or necessary.

In determining the vote on any proposal for which it has responsibility, the Proxy Committee shall act in accordance with the policy stated above.

The Proxy Committee shall create a charter, which shall be consistent with this policy and procedure. The charter shall set forth the Committee's purpose, membership and operation. The charter shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

The Proxy Committee shall furnish a copy of the charter to the trustees of Columbia Acorn Trust and of Wanger Advisors Trust and copies of any modifications of the charter or of this Policy and Procedures Manual (including any modification of the Voting Guidelines or Voting Procedures).

III.     VOTING GUIDELINES

WAM does not delegate any of its proxy voting to a third party. The stock analyst who follows the stock reviews all proxies and ballot items for which WAM has authority to vote. The analyst will consider the views of management on each proposal and if these views are consistent with the WAM Proxy Policy, will vote in favor of management. However, each analyst has the responsibility of independently analyzing each proposal and voting each proxy item on a case-by-case basis.

Following are some guidelines WAM uses with respect to voting on specific matters:

ELECTION OF THE BOARD OF DIRECTORS
WAM will generally support management's recommendation for proposals for the election of directors or for an increase or decrease in the number of directors provided a majority of directors would be independent. When director elections are contested, the analyst's recommendation and vote should be forwarded to the Proxy Committee for a full vote.

APPROVAL OF INDEPENDENT AUDITORS
WAM will generally support management in its annual appointment or approval of independent corporate auditors. An auditor will usually be thought of as independent unless the auditor receives more than 50% of its revenues from non-audit and non-tax activities from the company and its affiliates. In those cases, the vote should be forwarded to the Proxy Committee for a full vote.

COMPENSATION AND EQUITY-BASED COMPENSATION PLANS
WAM is generally opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have inherently objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for incentive programs (including options, restricted stock or other equity equivalent programs but excluding expired or exercised incentive shares) exceed 10% of the currently outstanding shares overall or 3% for directors only, the proposal should be referred to the Proxy Committee. The analyst should provide background information on total compensation and company performance, along with a recommendation, to the Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interests of the client.

CORPORATE GOVERNANCE ISSUES
WAM will generally support resolutions to improve shareholder democracy and reduce the likelihood of management entrenchment or conflict-of-interest. All matters relating to corporate governance will be voted by WAM on a case-by-case basis using this basic premise. If an analyst believes that a vote should be made contrary to this premise, then the recommendation should be brought to the Proxy Committee for a full vote.

SOCIAL AND CORPORATE RESPONSIBILITY ISSUES
WAM believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. However, proposals regarding social issues initiated by shareholders asking the company to disclose or amend certain business practices will be analyzed by the appropriate WAM stock analyst and evaluated on a case-by-case basis. If an analyst believes that a vote against management is appropriate, he/she should refer the proposal to the full vote by the Proxy Committee.

"BLANK CHECK" PROPOSALS
Occasionally proxy statements ask that shareholders allow proxies to approve any other items in a "blank check" manner. Analysts should vote against such proposals without referring those to the Proxy Committee.

SHARES DISPOSED OF SUBSEQUENT TO THE RECORD DATE OF THE PROXY
Occasionally, WAM receives proxy statements for securities that have been sold subsequent to the record date of the proxy vote but prior to the actual date that the proxy ballot must be voted. In cases where the ballot item allows for an abstention, the WAM analyst should abstain from voting. In cases where the ballot does not allow an abstention (i.e. voting for directors), the WAM analyst should vote the item as they would under normal circumstances assuming the stock was held in the funds.

SPECIAL ISSUES VOTING FOREIGN PROXIES
Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries. Oftentimes, there may be language barriers, which will mean that an English translation of proxy information may not be available. Or, a translation must be obtained or commissioned before the relevant shareholder meeting. Time frames between shareholder notification, distribution of proxy materials, book-closure and the actual meeting date may be too short to allow timely action. In situations like these and in others where WAM believes that it is uncertain with regards to the information received or because the cost of voting a proxy could exceed the expected benefit, the WAM analyst may elect to abstain from voting.

In addition, to vote shares in some countries, shares must be "blocked" by the custodian or depository for a specified number of days before the shareholder meeting. Blocked shares typically may not be traded until the day after the shareholder meeting. WAM may refrain from voting shares of foreign stocks subject to blocking restrictions where, in judgment of the WAM analyst, the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares. The decision to vote/not vote is made by the WAM analyst and is generally made on a case-by-case basis based on relevant factors, including the extent to which the proxy items bear directly on shareholder value, the length of the blocking period, the significance of the holding, and whether the stock is considered a long-term holding.

In cases where the WAM analyst determines that WAM should abstain from voting foreign proxies, the WAM librarian (or a substitute) Meg Chilton should document the reasons for abstaining from voting the proxy.

IV.                VOTING PROCEDURES

The Proxy Committee has developed the following procedures to assist in the voting of proxies according to the Voting Guidelines set forth in Section III above. The Proxy Committee may revise these procedures from time to time, as it deems appropriate or necessary to affect the purposes of this Policy and Procedures.

FOR COLUMBIA ACORN TRUST AND WANGER ADVISORS TRUST

     o WAM shall use Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS shall provide record keeping services. ISS also will provide its internally generated proxy analysis, which can be used to help supplement the WAM analyst's research in the proxy voting process.

     o On a daily basis, the fund's custodian shall send ISS a holding file detailing each domestic equity holding held in the funds. Information on equity holdings for the international portfolio shall be sent weekly.

     o ISS shall receive proxy material information from Proxy Edge or State Street Bank for the funds. This shall include issues to be voted upon, together with a breakdown of holdings for the funds.

     o Whenever a vote is solicited, ISS shall send WAM a request to vote over a secure website. Meg Chilton, the WAM librarian (or a substitute) will be responsible to check this website daily. Meg will forward all materials to the appropriate WAM analyst, who will review and complete the proxy ballot and return to Meg or will refer one or more proposals onto the Proxy Committee. The analyst will keep documentation (usually copies of email correspondence) of any proposals brought before the Proxy Committee and will instruct Meg to vote the proposal in accordance with the Proxy Committee decision. The analyst will file Proxy Committee documentation under G:\Shared\ProxyComm. Meg will promptly provide ISS the final instructions as how to vote the proxy.

     o ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by the Funds on which a vote is solicited unless otherwise directed by the analyst. On a yearly basis (or when requested), WAM shall receive a report from ISS detailing WAM's voting for the previous period on behalf of the Funds.

FOR ALL OTHER ACCOUNTS FOR WHICH WAM HAS VOTING AUTHORITY

     o WAM shall use the respective custodian for the account it advises to vote proxies. WAM shall separately maintain voting records for these accounts.

     o Meg Chilton will be responsible for obtaining all proxy materials from the custodian, forward these to the appropriate WAM analyst who will review and complete the proxy ballot and return to Meg or will refer one or more proposals onto the Proxy Committee. The analyst will keep documentation (usually copies of email correspondence) of any proposals brought before the Proxy Committee and will instruct Meg to vote the proposal in accordance with the Proxy Committee decision. The analyst will file Proxy Committee documentation under G:\Shared\ProxyComm. Meg will promptly provide ISS the final instructions as how to vote the proxy.

     o Meg will be responsible for recording all voting records onto a spreadsheet, which will comprise the detail of how WAM voted each proxy on behalf of the respective client. This spreadsheet shall comply with the appropriate record keeping requirements of the rules and will be available to clients upon request.

                                     * * * *

MARSICO CAPITAL MANAGEMENT, LLC ("MCM")

It is the policy of Marsico Capital Management, LLC ("MCM") to vote all proxies over which it has voting authority in the best interest of MCM's clients, as summarized here.

     o Under MCM's investment discipline, one of the qualities MCM usually seeks in companies it invests in for client portfolios is good management. Because MCM has some confidence that the managements of most portfolio companies it invests in for clients seek to serve shareholders' best interests, we believe that voting proxies in our clients' best economic interest ordinarily means voting with these managements' recommendations.

     o Although MCM ordinarily will vote proxies with management recommendations, MCM's analysts generally review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, MCM might decide to vote a proxy against a management recommendation. MCM may notify affected clients of such a decision if it is reasonably feasible to do so.

     o MCM generally will abstain from voting, or take no action on, proxies issued by companies we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting with management may not be in the best economic interest of clients, or as an alternative to voting with management. MCM will not notify clients of these routine abstentions or decisions not to take action.

     o In circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict, and give notice to clients if it is reasonably feasible to do so.

     o MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM's proxy voting policy and information about the voting of a client's proxies are available to the client on request.


                                     * * * *


MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")

SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004 AND MARCH 15, 2005

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS' proxy and voting policies.


These policies and procedures include:

         A.       Voting Guidelines;
         B.       Administrative Procedures;
         C.       Monitoring System;
         D.       Records Retention; and
         E.       Reports.

A.       VOTING GUIDELINES

1.       GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.


MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.


2.       MFS' POLICY ON SPECIFIC ISSUES


ELECTION OF DIRECTORS
MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g. compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

CLASSIFIED BOARDS

MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

NON-SALARY COMPENSATION PROGRAMS

Restricted stock plans are supposed to reward results rather than tenure, so the issuance of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

EXPENSING OF STOCK OPTIONS

While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

EXECUTIVE COMPENSATION

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

EMPLOYEE STOCK PURCHASE PLANS

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

"GOLDEN PARACHUTES"

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.


ANTI-TAKEOVER MEASURES


In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

REINCORPORATION AND REORGANIZATION PROPOSALS


When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.


ISSUANCE OF STOCK

There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

REPURCHASE PROGRAMS

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

CONFIDENTIAL VOTING


MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.


CUMULATIVE VOTING

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

WRITTEN CONSENT AND SPECIAL MEETINGS

Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

INDEPENDENT AUDITORS

MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

BEST PRACTICES STANDARDS

Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

FOREIGN ISSUERS - SHARE BLOCKING

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

SOCIAL ISSUES

There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.



B.       ADMINISTRATIVE PROCEDURES

1.       MFS PROXY REVIEW GROUP

The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

     a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;
     b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and
     c.   Considers special proxy issues as they may arise from time to time.

The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

2.       POTENTIAL CONFLICTS OF INTEREST


The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.


In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

     a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares,
          (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");
     b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

     c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and
     d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

3.       GATHERING PROXIES

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.


4.       ANALYZING PROXIES


After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (e.g., those involving only uncontested elections of directors and the appointment of auditors)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (e.g., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group.


-------
(1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

(2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS' clients.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.


5.       VOTING PROXIES

After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C.       MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.       RECORDS RETENTION


MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained as required by applicable law.

E.       REPORTS

MFS FUNDS


Annually, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.


ALL MFS ADVISORY CLIENTS

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                                     * * * *


OBERWEIS ASSET MANAGEMENT, INC. ("OAM")

OAM has established Proxy Voting Policies and Procedures setting forth the general principles used to determine how OAM votes proxies on securities in client accounts for which OAM has proxy voting authority, including the mutual fund to which it serves as investment adviser. OAM's general policy is to vote proxies in the best economic interests of clients. The principles which guide the voting policy of OAM are maximizing the value of client assets and promoting the rights of clients as beneficial owners of the companies in whose securities they invest. OAM's investment strategies are predicated on the belief that the quality of management is often the key to ultimate success or failure of a business. Because OAM generally makes investments in companies in which OAM has confidence in the management, proxies generally are voted in accord with management's recommendation. OAM may vote a proxy in a manner contrary to management's recommendation if, in the judgment of OAM, the proposal would not enhance shareholder value.

OAM has retained Institutional Shareholder Services ("ISS"), a proxy voting and consulting firm, to receive proxy voting statements, provide information and research, make proxy vote recommendations, and handle various administrative functions associated with the voting of client proxies. While ISS makes the proxy voting recommendations, OAM retains the ultimate authority on how to vote.

OAM's Proxy Voting Policies and Procedures describe how OAM addresses conflicts of interest between OAM and its clients, including Fund shareholders, with respect to proxy voting decisions. If OAM determines that, through reasonable inquiry or otherwise, an issue raises a potential material conflict of interest, OAM will follow the recommendations of ISS except as follows. If OAM and/or the Proxy Committee believes that it would be in the interest of OAM's clients to vote a proxy other than according to the recommendation of ISS, the Proxy Committee will prepare a report that (1) describes the conflict of interest; (2) discusses procedures used to address such conflict of interest; and (3) confirms that the recommendation was made solely on the investment merits and without regard to any other consideration.

                                     * * * *

T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE")

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote--such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

PROXY ADMINISTRATION
The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as Institutional Shareholder Services and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines--many of which are consistent with ISS positions--T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

FIDUCIARY CONSIDERATIONS
T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS
When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. ROWE PRICE VOTING POLICIES
Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors
T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for outside directors that do not meet certain criteria relating to their independence. We also withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

Executive Compensation
Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices.

Anti-takeover, Capital Structure  and Corporate Governance Issues
T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues
T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

MONITORING AND RESOLVING CONFLICTS OF INTEREST
The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that due to the client-focused nature of our investment management business that the potential for conflicts of interests are relatively infrequent. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics requires all employees to avoid placing themselves in a "compromising position" where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. If a portfolio manager or Proxy Committee member has a personal conflict of interest regarding a particular proxy vote, they must recuse themselves and not participate in the voting decisions with respect to that proxy.

                                     * * * *

THE TCW GROUP, INC. ("TCW")
JANUARY 2004

INTRODUCTION
Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as "TCW") act as investment advisors for a variety of clients, including mutual funds. In connection with these investment advisory duties, TCW exercises voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients' holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the "Proxy Committee") and adopted these proxy voting guidelines and procedures (the "Guidelines"). The Proxy Committee meets quarterly (or at such other frequency as determined by the Proxy Committee) to review the Guidelines and other proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, legal and marketing departments. TCW also uses an outside proxy voting service (the "Outside Service") to help manage the proxy voting process. The Outside Service facilitates TCW's voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW's clients) and helps maintain TCW's proxy voting records. Under specified circumstances described below involving potential conflicts of interest, the Outside Service may also be requested to help decide certain proxy votes.

PHILOSOPHY
The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW's utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client's investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether TCW will vote for or against a particular type of proposal. TCW's underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW's clients, are best able to determine how best to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and the Outside Service.

GUIDELINES
The proxy voting decisions set forth below refer to proposals by company management except for the categories of "Shareholder Proposals" and "Social Issue Proposals." The voting decisions in these latter two categories refer to proposals by outside shareholders.

GOVERNANCE

     o    FOR director nominees in uncontested elections
     o    FOR management nominees in contested elections
     o FOR ratifying auditors, except AGAINST if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees
     o    FOR changing the company name
     o    FOR approving other business
     o    FOR adjourning the meeting
     o    FOR technical amendments to the charter and/or bylaws
     o    FOR approving financial statements

CAPITAL STRUCTURE

     o    FOR increasing authorized common stock
     o    FOR decreasing authorized common stock
     o    FOR amending authorized common stock
     o FOR the issuance of common stock, except AGAINST if the issued common stock has superior voting rights
     o    FOR approving the issuance or exercise of stock warrants
     o FOR authorizing preferred stock, except AGAINST if the board has unlimited rights to set the terms and conditions of the shares
     o FOR increasing authorized preferred stock, except AGAINST if the board has unlimited rights to set the terms and conditions of the shares
     o    FOR decreasing authorized preferred stock
     o    FOR canceling a class or series of preferred stock
     o    FOR amending preferred stock
     o FOR issuing or converting preferred stock, except AGAINST if the shares have voting rights superior to those of other shareholders
     o    FOR eliminating preemptive rights
     o    FOR creating or restoring preemptive rights
     o    AGAINST authorizing dual or multiple classes of common stock
     o    FOR eliminating authorized dual or multiple classes of common stock
     o    FOR amending authorized dual or multiple classes of common stock
     o FOR increasing authorized shares of one or more classes of dual or multiple classes of common stock, except AGAINST if it will allow the company to issue additional shares with superior voting rights
     o    FOR a stock repurchase program
     o    FOR A stock split
     o FOR a reverse stock split, except AGAINST if the company does not intend to proportionally reduce the number of authorized shares

MERGERS AND RESTRUCTURING
     o    FOR merging with or acquiring another company
     o    FOR recapitalization
     o    FOR restructuring the company
     o    FOR bankruptcy restructurings
     o    FOR liquidations
     o    FOR reincorporating in a different state
     o    FOR a leveraged buyout of the company
     o    FOR spinning off certain company operations or divisions
     o    FOR the sale of assets
     o    AGAINST eliminating cumulative voting
     o    FOR adopting cumulative voting

BOARD OF DIRECTORS
     o    FOR limiting the liability of directors
     o    FOR amending director liability provisions
     o    AGAINST indemnifying directors and officers
     o AGAINST amending provisions concerning the indemnification of directors and officers o FOR setting the board size
     o FOR allowing the directors to fill vacancies on the board without shareholder approval
     o AGAINST giving the board the authority to set the size of the board as needed without shareholder approval
     o FOR a proposal regarding the removal of directors, except AGAINST if the proposal limits the removal of directors to cases where there is legal cause
     o FOR non-technical amendments to the company's certificate of incorporation, except AGAINST if an amendment would have the effect of reducing shareholders' rights
     o For non-technical amendments to the company's by laws, except against if an amendment would have the effect of reducing shareholder's rights

ANTI-TAKEOVER PROVISIONS
     o    AGAINST a classified board
     o    AGAINST amending a classified board
     o    FOR repealing a classified board
     o    AGAINST ratifying or adopting a shareholder rights plan (poison pill)
     o    AGAINST redeeming a shareholder rights plan (poison pill)
     o    AGAINST eliminating shareholders' right to call a special meeting
     o    AGAINST limiting shareholders' right to call a special meeting
     o    FOR restoring shareholders' right to call a special meeting
     o    AGAINST eliminating shareholders' right to act by written consent
     o    AGAINST limiting shareholders' right to act by written consent
     o    FOR restoring shareholders' right to act by written consent
     o AGAINST establishing a supermajority vote provision to approve a merger or other business combination
     o FOR amending a supermajority vote provision to approve a merger or other business combination, except AGAINST if the amendment would increase the vote required to approve the transaction
     o FOR eliminating a supermajority vote provision to approve a merger or other business combination
     o AGAINST adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
     o AGAINST amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
     o FOR eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
     o AGAINST expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid
     o    AGAINST establishing a fair price provision
     o    AGAINST amending a fair price provision
     o    FOR repealing a fair price provision
     o    FOR limiting the payment of greenmail
     o    AGAINST adopting advance notice requirements
     o    FOR opting out of a state takeover statutory provision
     o    AGAINST opt into a state takeover statutory provision

COMPENSATION
     o FOR adopting a stock incentive plan for employees, except decide on a CASE-BY-CASE basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock
     o FOR amending a stock incentive plan for employees, except decide on a CASE-BY-CASE basis if the minimum potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

     o FOR adding shares to a stock incentive plan for employees, except decide on a CASE-BY-CASE basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock
     o    FOR limiting per-employee option awards
     o    FOR extending the term of a stock incentive plan for employees
     o FOR adopting a stock incentive plan for non-employee directors, except decide on a CASE-BY-CASE basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity
     o FOR amending a stock incentive plan for non-employee directors, except decide on a CASE-BY-CASE basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity
     o FOR adding shares to a stock incentive plan for non-employee directors, except decide on a CASE-BY-CASE basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
     o FOR adopting an employee stock purchase plan, except AGAINST if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock's fair market value
     o FOR amending an employee stock purchase plan, except AGAINST if the proposal allows employees to purchase stock at prices of less than 75% of the stock's fair market value
     o FOR adding shares to an employee stock purchase plan, except AGAINST if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock's fair market value
     o FOR adopting a stock award plan, except decide on a CASE-BY-CASE basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
     o FOR amending a stock award plan, except AGAINST if the amendment shortens the vesting requirements or lessens the performance requirements
     o FOR adding shares to a stock award plan, except decide on a CASE-BY-CASE basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
     o FOR adopting a stock award plan for non-employee directors, except decide on a CASE-BY-CASE basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
     o FOR amending a stock award plan for non-employee directors, except decide on a CASE-BY-CASE basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.
     o FOR adding shares to a stock award plan for non-employee directors, except decide on a CASE-BY-CASE basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
     o    FOR approving an annual bonus plan
     o    FOR adopting a savings plan
     o FOR granting a one-time stock option or stock award, except decide on a CASE-BY-CASE basis if the plan dilution is more than 15% of the outstanding common equity
     o    FOR adopting a deferred compensation plan
     o    FOR approving a long-term bonus plan
     o    FOR approving an employment agreement or contract
     o    FOR amending a deferred compensation plan
     o FOR exchanging underwater options (options with a per-share exercise price that exceeds the underlying stock's current market price)
     o    FOR amending an annual bonus plan
     o    FOR reapproving a stock option plan or bonus plan for purposes of OBRA
     o    FOR amending a long-term bonus plan

SHAREHOLDER PROPOSALS
     o    FOR requiring shareholder ratification of auditors
     o    AGAINST requiring the auditors to attend the annual meeting
     o    AGAINST limiting consulting by auditors

     o    AGAINST requiring the rotation of auditors
     o    AGAINST restoring preemptive rights
     o FOR asking the company to study sales, spin-offs, or other strategic alternatives
     o FOR asking the board to adopt confidential voting and independent tabulation of the proxy ballots
     o AGAINST asking the company to refrain from counting abstentions and broker non-votes in vote tabulations
     o AGAINST eliminating the company's discretion to vote unmarked proxy ballots.
     o    FOR providing equal access to the proxy materials for shareholders
     o    AGAINST requiring the improvement of annual meeting reports
     o    AGAINST changing the annual meeting location
     o    AGAINST changing the annual meeting date
     o AGAINST asking the board to include more women and minorities as directors.
     o    AGAINST seeking to increase board independence
     o AGAINST limiting the period of time a director can serve by establishing a retirement or tenure policy
     o    AGAINST requiring minimum stock ownership by directors
     o AGAINST providing for union or employee representatives on the board of directors
     o FOR increasing disclosure regarding the board's role in the development and monitoring of the company's long-term strategic plan
     o    FOR increasing the independence of the nominating committee
     o    FOR creating a nominating committee of the board
     o    AGAINST urging the creation of a shareholder committee
     o AGAINST asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors
     o AGAINST asking that a lead director be chosen from among the ranks of the non-employee directors
     o    FOR adopting cumulative voting
     o AGAINST requiring directors to place a statement of candidacy in the proxy statement
     o AGAINST requiring the nomination of two director candidates for each open board seat
     o AGAINST making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director's gross negligence and/or reckless or willful neglect
     o    FOR repealing a classified board
     o AGAINST asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan
     o    FOR eliminating supermajority provisions
     o    FOR reducing supermajority provisions
     o    AGAINST repealing fair price provisions
     o    FOR restoring shareholders' right to call a special meeting
     o    FOR restoring shareholders' right to act by written consent
     o FOR limiting the board's discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made
     o FOR seeking to force the company to opt out of a state takeover statutory provision
     o    AGAINST reincorporating the company in another state
     o    FOR limiting greenmail payments
     o    AGAINST restricting executive compensation
     o    FOR enhance the disclosure of executive compensation
     o    AGAINST restricting director compensation
     o    AGAINST capping executive pay
     o    AGAINST calling for directors to be paid with company stock
     o    AGAINST calling for shareholder votes on executive pay
     o    AGAINST calling for the termination of director retirement plans
     o AGAINST asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria
     o AGAINST seeking shareholder approval to reprice or replace underwater stock options
     o FOR banning or calling for a shareholder vote on future golden parachutes
     o    AGAINST seeking to award performance-based stock options

     o AGAINST establishing a policy of expensing the costs of all future stock options issued by the company in the company's annual income statement
     o AGAINST requesting that future executive compensation be determined without regard to any pension fund income
     o    FOR creating a compensation committee
     o AGAINST requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues
     o    FOR increasing the independence of the compensation committee
     o    FOR increasing the independence of the audit committee
     o    FOR increasing the independence of key committees

SOCIAL ISSUE PROPOSALS
     o    FOR asking the company to develop or report on human rights policies
     o FOR asking the company to review its operations' impact on local groups, except AGAINST if the proposal calls for action beyond reporting
     o    AGAINST asking the company to limit or end operations in Burma
     o    FOR asking management to review operations in Burma
     o FOR asking management to certify that company operations are free of forced labor
     o AGAINST asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.
     o AGAINST asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts
     o AGAINST asking management to create a plan of converting the company's facilities that are dependent on defense contracts toward production for commercial markets
     o AGAINST asking management to report on the company's government contracts for the development of ballistic missile defense technologies and related space systems
     o AGAINST asking management to report on the company's foreign military sales or foreign offset activities
     o    AGAINST asking management to limit or end nuclear weapons production
     o    AGAINST asking management to review nuclear weapons production
     o AGAINST asking the company to establish shareholder-designated contribution programs
     o    AGAINST asking the company to limit or end charitable giving
     o FOR asking the company to increase disclosure of political spending and activities
     o    AGAINST asking the company to limit or end political spending
     o FOR requesting disclosure of company executives' prior government service
     o    AGAINST requesting affirmation of political nonpartisanship
     o FOR asking management to report on or change tobacco product marketing practices, except AGAINST if the proposal calls for action beyond reporting
     o    AGAINST severing links with the tobacco industry
     o    AGAINST asking the company to review or reduce tobacco harm to health
     o FOR asking management to review or promote animal welfare, except AGAINST if the proposal calls for action beyond reporting
     o FOR asking the company to report or take action on pharmaceutical drug pricing or distribution, except AGAINST if the proposal asks for more than a report
     o AGAINST asking the company to take action on embryo or fetal destruction
     o FOR asking the company to review or report on nuclear facilities or nuclear waste, except AGAINST if the proposal asks for cessation of nuclear-related activities or other action beyond reporting
     o FOR asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote AGAINST if the proposal asks for more than a report.
     o    AGAINST asking management to endorse the Ceres principles
     o FOR asking the company to control generation of pollutants, except AGAINST if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

     o FOR asking the company to report on its environmental impact or plans, except AGAINST if management has issued a written statement beyond the legal minimum
     o FOR asking management to report or take action on climate change, except AGAINST if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases
     o FOR asking management to report on, label, or restrict sales of bioengineered products, except AGAINST if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products
     o    AGAINST asking the company to preserve natural habitat
     o AGAINST asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings
     o AGAINST requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions
     o FOR requesting reports and/or reviews of plans and/or policies on fair lending practices, except AGAINST if the proposal calls for action beyond reporting
     o AGAINST asking the company to establish committees to consider issues related to facilities closure and relocation of work
     o FOR asking management to report on the company's affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except AGAINST if the company releases its EEO-1 reports
     o    AGAINST asking management to drop sexual orientation from EEO policy
     o AGAINST asking management to adopt a sexual orientation non-discrimination policy
     o    FOR asking management to report on or review Mexican operations
     o    AGAINST asking management to adopt standards for Mexican operations
     o AGAINST asking management to review or implement the MacBride principles
     o AGAINST asking the company to encourage its contractors and franchisees to implement the MacBride principles
     o FOR asking management to report on or review its global labor practices or those of its contractors, except AGAINST if the company already reports publicly using a recognized standard or if the resolution asks for more than a report
     o AGAINST asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization's core labor conventions
     o FOR requesting reports on sustainability, except AGAINST if the company has already issued a report in GRI format

CONFLICT RESOLUTION
Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients' assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to override the Guidelines must deliver a written rationale for each such decision to TCW's Proxy Specialist (the "Proxy Specialist"), who will maintain such documentation in TCW's proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager's vote, she will obtain the approval of TCW's Director of Research (the "Director of Research") for the vote before submitting it. The Director of Research will review the portfolio manager's vote and make a determination. If the Director of Research believes it appropriate, she may elect to convene the Proxy Committee.

 It is unlikely that serious conflicts of interest will arise in the context of TCW's proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict of interest arises in the context of voting proxies for TCW's clients, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined hereunder to be cast either in favor or against, then TCW will vote accordingly. On the other hand, if a potential conflict of interest arises and either there is no predetermined vote or such vote is to be decided on a case-by-case basis, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW's (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW's), then the Proxy Committee will determine whether such relationship is material to TCW. In making this determination, a conflict of interest will usually not be deemed to be material unless the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) or more of TCW's total assets under management. If such a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an outside service for its independent consideration as to how the vote should be cast. Second, a potential conflict of interest may arise because an employee of TCW sits on the Board of a public company. The Proxy Specialist is on the distribution list for an internal chart that shows any Board seats in public companies held by TCW personnel. If there is a vote regarding such a company, and the portfolio manager wants to vote other than in accordance with the Guidelines, the Proxy Specialist will confirm that the portfolio manager has not spoken with the particular Board member and will provide the Proxy Committee with the facts and vote rationale so that it can vote the securities. The vote by the Proxy Committee will be documented.

Finally, if a portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and, as a group, the Proxy Committee will consider and cast the vote


PROXY VOTING INFORMATION AND RECORDKEEPING
Upon request, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations. TCW is prepared to explain to clients the rationale for votes cast on behalf of client accounts. To obtain proxy voting records, a client should contact the Proxy Specialist.

TCW or an outside service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an outside service, that outside service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW's response (whether a client's request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, TCW or an outside service will maintain any documentation related to an identified material conflict of interest.

TCW or an outside service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or an outside service will store such records at its principal office.

INTERNATIONAL PROXY VOTING
While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company's shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Also, proxy votes against management rarely succeed. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers international proxy voting on a case-by-case basis. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies. In addition, TCW will attempt to implement, to the extent appropriate, uniform voting procedures across countries.

                                     PART C
                                OTHER INFORMATION


ITEM 23. EXHIBITS

         (a)      Agreement and Declaration of Trust.

                  (1) Amended and Restated Agreement and Declaration of Trust (July 17, 2003) incorporated into this filing by reference to Pre-Effective Amendment No. 2 filed July 23, 2003.

                  (2) Certificate of Trust (April 21, 2003) incorporated into this filing by reference to the Registrant's Registration Statement on Form N-1A filed April 21, 2003.

                  (3) Certificate of Amendment to Certificate of Trust (June 30, 2003) incorporated into this filing by reference to Pre-Effective Amendment No. 1 filed July 2, 2003.

         (b) Bylaws. By-Laws as amended and dated June 30, 2003 incorporated into this filing by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed July 2, 2003.

         (c)      None other than those contained in Exhibits (a)(3) and (b).

         (d)      Investment Management Agreement.

                  (1) Investment Management Agreement, dated July 17, 2003, between the Registrant on behalf of each Fund and Delaware Management Company (a series of Delaware Management Business Trust) (the "Manager") incorporated into this filing by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed July 23, 2003.

                  (2) Form of Sub-Advisory Agreement between the Manager and [name of sub-adviser] with respect to [name of Optimum Fund] incorporated into this filing by reference to Pre-Effective Amendment No. 3 filed July 31, 2003.

         (e)(1)   Distribution Agreement.

                           (i) Distribution Agreement dated July 17, 2003, between the Registrant on behalf of each Fund and Delaware Distributors, L.P. ("Delaware Distributors") incorporated into this filing by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed July 23, 2003.

                           (ii) Financial Intermediary Agreement dated July 17, 2003, between Delaware Distributors and Lincoln Financial Distributors, Inc. ("LFD") incorporated into this filing by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed July 23, 2003.

              (2) Dealer's Agreement. Attached as Exhibit.

         (f)      Not applicable.

         (g)      Custodian Agreement.

                  (1) Custodian Agreement with JPMorgan Chase Bank - incorporated herein by reference to Post-Effective Amendment No. 14 to Delaware Group Global & International Funds Inc.'s Registration Statement on Form N-1A filed with the Commission on November 27, 1996.

                           (i) Amendment to Custodian Agreement with JPMorgan Chase Bank - incorporated herein by reference to Post-Effective Amendment No. 18 to Delaware Group Global & International Funds Inc.'s Registration Statement on Form N-1A filed with the Commission on February 4, 1998.

                           (ii) Amendment to Custodian Agreement with JPMorgan Chase Bank - incorporated herein by reference to Post-Effective Amendment No. 28 to Delaware Group Global & International Funds Inc.'s Registration Statement on Form N-1A filed with the Commission on January 30, 2003.

                           (iii) Amendment, dated July 17, 2003, to Custodian Agreement with JPMorgan Chase Bank - incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed with the Commission on July 23, 2003.

                  (2)      Securities Lending Amendment with JPMorgan Chase Bank
                           - incorporated herein by reference to Post-Effective Amendment No. 26 to Delaware Group Global & International Funds Inc.'s Registration Statement on Form N-1A filed with the Commission on March 30, 2001.

                           (i) Amendment to Securities Lending Agreement with JPMorgan Chase Bank - incorporated herein by reference to Post-Effective Amendment No. 28 to Delaware Group Global & International Funds Inc.'s Registration Statement on Form N-1A filed with the Commission on January 30, 2003.

                           (ii)     Amendment, dated July 17, 2003, to
                                    Securities Lending Agreement with JPMorgan
                                    Chase Bank - incorporated herein by
                                    reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed with the Commission on July 23, 2003.

         (h) Mutual Fund Services Agreement, Mutual Fund Services Agreement dated July 17, 2003, between the Registrant and Delaware Service Company, Inc. incorporated into this filing by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed July 23, 2003.

         (i) Legal Opinion of Counsel. Incorporated into this filing by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed July 23, 2003.

         (j)      (1)   Consent of Independent Registered Public Accounting
                        Firm. Attached as Exhibit.

                  (2) Powers of Attorney. Incorporated herein by reference to Pre-Effective Amendment No. 3 filed with Commission on July 31, 2003.

         (k)      Not applicable.

         (l) Initial Capital Agreement. Initial Capital Agreement, dated July 17, 2003 - incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed with the Commission on July 23, 2003.

         (m)      Plans under Rule 12b-1.

                  (1) Distribution and Service Plan pursuant to Rule 12b-1 for Class A Shares, dated July 17, 2003 - incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed with the Commission on July 23, 2003.

                  (2) Distribution and Service Plan pursuant to Rule 12b-1 for Class B Shares, dated July 17, 2003 - incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed with the Commission on July 23, 2003.

                  (3) Distribution and Service Plan pursuant to Rule 12b-1 for Class C Shares, dated July 17, 2003 - incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed with the Commission on July 23, 2003.

         (n) Plan under Rule 18f-3. Multiple Class of Shares Plan pursuant to Rule 18f-3, dated July 17, 2003 - incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed with the Commission on July 23, 2003.

         (o)      Reserved.

         (p)      Codes of Ethics.

                  (1) Code of Ethics of the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 3 filed May 31, 2005.

                  (2) Code of Ethics of Delaware Management Company ("Manager") and Delaware Distributors, L.P. ("Distributor") incorporated into this filing by reference to Post-Effective Amendment No. 3 filed May 31, 2005.

                  (3) Code of Ethics of Lincoln Financial Distributors, Inc. attached as Exhibit.

                  (4) Code of Ethics of Columbia Wanger Asset Management, L.P. ("Columbia WAM") incorporated into this filing by reference to Post-Effective Amendment No. 3 filed May 31, 2005.

                  (5) Code of Ethics of Deutsche Investment Management Americas Inc. ("DIMA Inc.") incorporated into this filing by reference to Post-Effective Amendment No. 3 filed May 31, 2005.

                  (6) Code of Ethics of Hotchkis and Wiley Capital Management, LLC ("H&W") incorporated into this filing by reference to Post-Effective Amendment No. 3 filed May 31, 2005.

                  (7) Code of Ethics of Marisco Capital Management, LLC ("Marsico Capital") incorporated into this filing by reference to Post-Effective Amendment No. 3 filed May 31, 2005.

                  (8) Code of Ethics of Massachusetts Financial Services Company ("MFS") incorporated into this filing by reference to Post-Effective Amendment No. 3 filed May 31, 2005.

                  (9) Code of Ethics of Mondrian Investment Partners Limited ("Mondiran") incorporated into this filing by reference to Post-Effective Amendment No. 3 filed May 31, 2005.

                  (10) Code of Ethics of Morgan Stanley Investment Management Inc., doing business in certain instances under the name Van Kampen ("Van Kampen") incorporated into this filing by reference to Post-Effective Amendment No. 3 filed May 31, 2005.

                  (11) Code of Ethics of Oberweis Asset Management, Inc. ("OAM") incorporated into this filing by reference to Post-Effective Amendment No. 3 filed May 31, 2005.

                  (12) Code of Ethics of T. Rowe Price Associates, Inc. ("T. Rowe Price") incorporated into this filing by reference to Post-Effective Amendment No. 3 filed May 31, 2005.

                  (13) Code of Ethics of The Delafield Asset Management Division of Reich & Tang Asset Management, LLC ("Delafield") incorporated into this filing by reference to Post-Effective Amendment No. 3 filed May 31, 2005.

                  (14) Code of Ethics of TCW Investment Management Company ("TCW") attached as Exhibit.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         None.

ITEM 25. INDEMNIFICATION.

     A Delaware statutory trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article X, Section 10.2 of the Declaration of Trust provides that every Person who is, or has been, a Trustee or officer of Optimum Fund Trust (the "Trust") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof. Indemnification will not be provided to a person adjudged by a court or other body to be liable to the Trust or its shareholders by reason of "willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office" ("Disabling Conduct"), or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination that the officer or trustee did not engage in Disabling Conduct:

         (i)      by the court or other body approving the settlement;
         (ii) by at least a majority of those trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts; or
         (iii) by written opinion of independent legal counsel based upon a review of readily available facts. Article XI, Section 11.10 of the Declaration of Trust provides that notwithstanding anything else in the Declaration of Trust, any amendment to
                  Article XI shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.

     Pursuant to Article X, Section 10.3 of the Declaration of Trust, in case any Shareholder of former Shareholder of any series ("Series") shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

     Pursuant to Section 12 of the Distribution Agreement, the Trust agrees to indemnify, defend and hold harmless from the assets of the relevant Series Delaware Distributors and each person, if any, who controls Delaware Distributors within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act"), from and against any and all losses, damages, or liabilities to which, jointly or severally, Delaware Distributors or such controlling person may become subject, insofar as the losses, damages or liabilities arise out of the performance of its duties hereunder, except that the Trust shall not be liable for indemnification of Delaware Distributors or any controlling person thereof for any liability to the Trust or its shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties under the Agreement.

     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     The Manager serves as investment manager to each Fund of the Registrant and also serves as investment manager or sub-adviser to certain of the funds in the Delaware Investments family of investment companies (Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Cash Reserve, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group Tax-Free Fund, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Money Fund, Delaware Group Global & International Funds, Delaware Group Adviser Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Global Dividend and Income Fund, Inc., Delaware Group Foundation Funds, Delaware VIP Trust, Delaware Pooled Trust, Voyageur Intermediate Tax-Free Funds, Voyageur Tax-Free Funds, Voyageur Insured Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Insured Municipal Income Fund, Inc., Delaware Investments Florida Insured Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc., and Delaware Investments Minnesota Municipal Income Fund III, Inc.). In addition, certain officers of the Manager also serve as trustees of the funds in the Delaware Investments family of investment companies, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's parent company acts as the principal underwriter to each Fund of the Registrant and also acts as the principal underwriter to the mutual funds in the Delaware Investments family of investment companies (see Item 27 below). Another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for each Fund of the Registrant and also acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for the mutual funds in the Delaware Investments family of investment companies. The description of the Manager under the caption "Who manages the Funds?" in the Prospectuses constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of the Manager set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-32108) is incorporated herein by reference. The Manager, with the approval of the Registrant's board of trustees, selects sub-advisers for each Fund of the Registrant. The following companies, all of which are registered investment advisers, serve as sub-advisers for the Funds of the Registrant.

     DIMA Inc. serves as a sub-adviser to Optimum Fixed Income Fund. The description of DIMA Inc. under the caption "Who manages the Funds?" in the Prospectuses constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of DIMA Inc. set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-27291) is incorporated herein by reference.

     Mondrian serves as a sub-adviser to Optimum International Fund and Optimum Fixed Income Fund. The description of Delaware International under the caption "Who manages the Funds?" in the Prospectuses constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Delaware International set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-37702) is incorporated herein by reference.

     H&W serves as a sub-adviser to Optimum Small Cap Value Fund. The description of H&W under the caption "Who manages the Funds?" in the Prospectuses constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of H&W set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-60512) is incorporated herein by reference.

     Columbia WAM serves as a sub-adviser to Optimum Small Cap Growth Fund. The description of Columbia WAM under the caption "Who manages the Funds?" in the Prospectuses constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Columbia WAM set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-41391) is incorporated herein by reference.

     Marsico Capital serves as a sub-adviser to Optimum Large Cap Growth Fund and Optimum International Fund. The description of Marsico Capital under the caption "Who manages the Funds?" in the Prospectuses constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Marsico Capital set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-54914) is incorporated herein by reference.

     MFS serves as a sub-adviser to Optimum Large Cap Value Fund. The description of MFS under the caption "Who manages the Funds?" in the Prospectuses constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of MFS set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-17352) is incorporated herein by reference.

     OAM serves as a sub-adviser to Optimum Small Cap Growth Fund. The description of OAM under the caption "Who manages the Funds?" in the Prospectuses constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of OAM set forth in its Form ADV filed with the Securities and Exchange Commission is incorporated herein by reference.

     RTAM serves as a sub-adviser to Optimum Small Cap Value Fund. The description of RTAM under the caption "Who manages the Funds?" in the Prospectuses constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of RTAM set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-47230) is incorporated herein by reference.

     T. Rowe Price serves as a sub-adviser to Optimum Large Cap Growth Fund. The description of T. Rowe Price under the caption "Who manages the Funds?" in the Prospectuses constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of T. Rowe Price set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-856) is incorporated herein by reference.

     TCW serves as a sub-adviser to Optimum Large Cap Value Fund. The description of TCW under the caption "Who manages the Funds?" in the Prospectuses constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of TCW set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-29075) is incorporated herein by reference.

     Van Kampen serves as a sub-adviser to Optimum Large Cap Value Fund. The description of Van Kampen under the caption "Who manages the Funds?" in the Prospectuses constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Van Kampen set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15757) is incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITER.

         (a)(1) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments Family of Funds.
         (b)(1) Information with respect to each officer or partner of the principal underwriter and the Registrant is provided below. Unless noted, the principal business address of Delaware Distributors, L.P. is 2005 Market Street, Philadelphia, PA 19103-7094.

-------------------------------------------- ------------------------------------------ ----------------------------------------
NAME & PRINCIPAL BUSINESS ADDRESS            POSITIONS & OFFICES WITH UNDERWRITER       POSITIONS & OFFICES WITH REGISTRANT
-------------------------------------------- ------------------------------------------ ----------------------------------------
Delaware Distributors, Inc.                  General Partner                            None
-------------------------------------------- ------------------------------------------ ----------------------------------------
Delaware Capital Management                  Limited Partner                            None
-------------------------------------------- ------------------------------------------ ----------------------------------------
Delaware Investment Advisers                 Limited Partner                            None
-------------------------------------------- ------------------------------------------ ----------------------------------------
Kevin J. Lucey                               President/Chief Executive Officer          None
-------------------------------------------- ------------------------------------------ ----------------------------------------
Joseph H. Hastings                           Executive Vice President                   None
-------------------------------------------- ------------------------------------------ ----------------------------------------
Richelle S. Maestro                          Executive Vice President/General           Executive Vice President/General
                                             Counsel/ Secretary                         Counsel/ Secretary (Chief Legal
                                                                                        Officer)
-------------------------------------------- ------------------------------------------ ----------------------------------------
Philip N. Russo                              Executive Vice President/Chief Financial   None
                                             Officer
-------------------------------------------- ------------------------------------------ ----------------------------------------
Douglas L. Anderson                          Senior Vice President/Operations           None
-------------------------------------------- ------------------------------------------ ----------------------------------------
Michael P. Bishof                            Senior Vice President/Investment           Senior Vice President/Chief Financial
                                             Accounting                                 Officer
-------------------------------------------- ------------------------------------------ ----------------------------------------
Thomas M. McConnell                          Senior Vice President/Senior 529 Plans     None
                                             Product Manager
-------------------------------------------- ------------------------------------------ ----------------------------------------
Carolyn McIntyre                             Senior Vice President/Human Resources      None
-------------------------------------------- ------------------------------------------ ----------------------------------------
Brian L. Murray, Jr.                         Senior Vice President/Chief Compliance     Senior Vice President/Chief Compliance
                                             Officer                                    Officer
-------------------------------------------- ------------------------------------------ ----------------------------------------
Daniel J. Perullo                            Senior Vice President/Eastern Director,    None
                                             Institutional Sales
-------------------------------------------- ------------------------------------------ ----------------------------------------
Robert E. Powers                             Senior Vice President/Senior Domestic      None
                                             Sales Manager
-------------------------------------------- ------------------------------------------ ----------------------------------------
James L. Shields                             Senior Vice President/Chief Information    None
                                             Officer
-------------------------------------------- ------------------------------------------ ----------------------------------------
Trevor M. Blum                               Vice President/Senior Consulting           None
                                             Relationship Manager
-------------------------------------------- ------------------------------------------ ----------------------------------------
Elisa C. Colkitt                             Vice President/Broker Dealer Operations    None
                                             & Service Support
-------------------------------------------- ------------------------------------------ ----------------------------------------
David F. Connor                              Vice President/Deputy General              Vice President/Deputy General
                                             Counsel/Assistant Secretary                Counsel/Assistant Secretary
-------------------------------------------- ------------------------------------------ ----------------------------------------
Joel A. Ettinger                             Vice President/Taxation                    Vice President/Taxation
-------------------------------------------- ------------------------------------------ ----------------------------------------
Susan T. Friestedt                           Vice President/Retirement Services         None
-------------------------------------------- ------------------------------------------ ----------------------------------------
Edward M. Grant                              Vice President/Defined Contribution        None
                                             Sales Manager
-------------------------------------------- ------------------------------------------ ----------------------------------------
Jeffrey M. Kellogg                           Vice President/Senior Product              None
                                             Manager/Communications Manager
-------------------------------------------- ------------------------------------------ ----------------------------------------
David P. O'Connor                            Vice President/Associate General           Vice President/Associate General
                                             Counsel/Assistant Secretary                Counsel/Assistant Secretary
-------------------------------------------- ------------------------------------------ ----------------------------------------
Robinder Pal                                 Vice President/Senior Retail e-Business/   None
                                             Production Services Manager
-------------------------------------------- ------------------------------------------ ----------------------------------------
Mary A. Papamarkou                           Vice President/Product Service Consultant  None
-------------------------------------------- ------------------------------------------ ----------------------------------------
Richard  Salus                               Vice President/Controller                  None
-------------------------------------------- ------------------------------------------ ----------------------------------------
Richard D. Seidel                            Vice President/Assistant Treasurer         None
-------------------------------------------- ------------------------------------------ ----------------------------------------
Theresa L. Sabol                             Vice President/Defined Contribution        None
                                             Sales Manager
-------------------------------------------- ------------------------------------------ ----------------------------------------
Michael T. Taggart                           Vice President/Facilities &                None
                                             Administrative Services
-------------------------------------------- ------------------------------------------ ----------------------------------------

                  (a)(2) Lincoln Financial Distributors, Inc. ("LFD") serves as financial intermediary wholesaler for all the mutual funds in the Delaware Investments Family of Funds.

                  (b)(2) Information with respect to each officer or partner of LFD and the Registrant is provided below. Unless noted, the principal business address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055.

------------------------------------------- ------------------------------------------ ----------------------------------------
NAME & PRINCIPAL BUSINESS ADDRESS           POSITIONS & OFFICE WITH LFD                POSITIONS & OFFICES WITH REGISTRANT
------------------------------------------- ------------------------------------------ ----------------------------------------
Westley V. Thompson                         President/Chief Executive Officer and      None
                                            Director
------------------------------------------- ------------------------------------------ ----------------------------------------
David M. Kittredge                          Senior Vice President and Director         None
------------------------------------------- ------------------------------------------ ----------------------------------------
Terrance Mullen                             Senior Vice President                      None
------------------------------------------- ------------------------------------------ ----------------------------------------
Donald Roberson                             Senior Vice President                      None
------------------------------------------- ------------------------------------------ ----------------------------------------
Margaret Skinner                            Senior Vice President                      None
------------------------------------------- ------------------------------------------ ----------------------------------------
Patrick J. Caulfield(1)                     Vice President/Chief Compliance Officer    None
------------------------------------------- ------------------------------------------ ----------------------------------------
Frederick J. Crawford(2)                    Vice President/Treasurer                   None
------------------------------------------- ------------------------------------------ ----------------------------------------
Daniel P. Hickey(2)                         Vice President                             None
------------------------------------------- ------------------------------------------ ----------------------------------------
Rochelle Krombolz                           Vice President                             None
------------------------------------------- ------------------------------------------ ----------------------------------------
William Lamoin                              Vice President                             None
------------------------------------------- ------------------------------------------ ----------------------------------------
Gregory Smith                               Vice President                             None
------------------------------------------- ------------------------------------------ ----------------------------------------
Michael S. Smith                            Vice President, Chief Financial Officer    None
                                            and Chief Administrative Officer
------------------------------------------- ------------------------------------------ ----------------------------------------
Joyce L. Byrer(3)                           Secretary                                  None
------------------------------------------- ------------------------------------------ ----------------------------------------

-------------------------------------------------------------------------------
1 350 Church Street, Hartford, CT 06103
2 1500 Market Street, Philadelphia, PA 19103.
3 1300 Clinton Street, Fort Wayne, IN 46802
-------------------------------------------------------------------------------

                  (c)      Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, records, and other documents required by Rule 31a-1 under the Investment Company Act of 1940 are maintained at the offices of the Registrant's Custodian, JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245; Service Agent, Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA 19103; and Manager, Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103.

ITEM 29. MANAGEMENT SERVICES.

     Inapplicable.

ITEM 30. UNDERTAKINGS.

     Inapplicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia and Commonwealth of Pennsylvania on this 28th day of July, 2005.

                                          OPTIMUM FUND TRUST



                                          By: John C. E. Campbell
                                              -----------------

                                              John C. E. Campbell
                                              President


Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                            Title                                                    Date
------------------------------------ --------------------------------------------------------------------------

John C.E. Campbell                   President/Chief Executive Officer and Trustee       July 28, 2005
--------------------------
John C.E. Campbell

                          *          Trustee                                             July 28, 2005
---------------------------
Mark S. Casady

                          *          Trustee                                             July 28, 2005
---------------------------
Nicholas D. Constan

                          *          Trustee                                             July 28, 2005
---------------------------
William H. Hennig

                          *          Trustee                                             July 28, 2005
---------------------------
Durant Adams Hunter

                          *          Trustee                                             July 28, 2005
---------------------------
Kenneth R. Leibler

                          *          Trustee                                             July 28, 2005
---------------------------
Stephen Paul Mullin

                          *          Trustee                                             July 28, 2005
---------------------------
Robert A. Rudell

                          *          Trustee                                             July 28, 2005
---------------------------
Jon Socolofsky

                          *          Senior Vice President/Chief Financial Officer      July 28, 2005
---------------------------          (Principal Accounting Officer)
Joseph H. Hastings

                            * By: John C.E. Campbell
                               John C.E. Campbell
                             as Attorney-in-Fact for
                          each of the persons indicated

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



















                                    Exhibits
                                       to
                                    Form N-1A













             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS


   Exhibit No.       Exhibit
   -----------       -------



   EX-99.E2          Dealer's Agreement

   EX-99.J1          Consent of Independent Registered Public Accounting Firm

   EX-99.P3          Code of Ethics of Lincoln Financial Distributors, Inc.

   EX-99.P14         Code of Ethics of TCW Investment Management Company